Registration Nos. 333-21975

811-08057

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Post-Effective Amendment No. 18 to

FORM N-4

REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933	☒

and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒

(Check appropriate box or boxes)

THE GUARDIAN SEPARATE ACCOUNT E

(Exact Name of Registrant as Specified in Charter)

THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.

(Name of Depositor)

7 Hanover Square, New York, New York 10004

(Address of Principal Executive Offices)

Depositor’s Telephone Number: (212) 598-8359

RICHARD T. POTTER, JR., Senior Vice President and Counsel

The Guardian Insurance & Annuity Company, Inc.

7 Hanover Square

New York, New York 10004

(Name and address of agent for service)

Copy to:

STEPHEN E. ROTH, ESQ.

Sutherland, Asbill & Brennan

1275 Pennsylvania Avenue, N.W.

Washington, D.C. 20004

It is proposed that this filing will become effective (check appropriate box):

☐	immediately upon filing pursuant to paragraph (b) of Rule 485

☒	on May 1, 2009 pursuant to paragraph (b) of Rule 485

☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485

☐	on (date) pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

The Registrant has registered an indefinite number of its securities under the Securities Act of 1933 pursuant to Rule 24f-2 under the Investment Company Act of 1940. The notice required for such rule for the Registrant’s most recent fiscal year was filed on March 26, 2009.

VARIABLE ANNUITY PROSPECTUS May 1, 2009	Securities Act of 1933 File No. 333-21975

THE GUARDIAN INVESTOR RETIREMENT ASSET MANAGER

THIS PROSPECTUS describes an individual Flexible Premium Deferred Variable Annuity Contract. It contains important information that you should know before investing in the contract. Please read this prospectus carefully, along with the accompanying Fund prospectuses, and keep them for future reference.

The contract is issued by The Guardian Insurance & Annuity Company, Inc. (GIAC) through its Separate Account E (the Separate Account). This contract is an annuity contract and is a long-term investment vehicle designed for retirement purposes. It will also pay a death benefit if the annuitant dies before annuity payments begin.

The minimum initial premium payment is $500. Your premiums may be invested in up to 20 variable investment options or 19 variable investment options and the fixed-rate option. Special limits apply to transfers out of the fixed-rate option. The variable investment options invest in the mutual funds listed below. Some of these Funds may not be available in your state. The prospectuses for these Funds accompany this prospectus.

•	RS Variable Products Trust
–	RS Large Cap Alpha VIP Series (formerly RS Core Equity VIP Series)
–	RS S&P 500 Index VIP Series
–	RS Asset Allocation VIP Series
–	RS High Yield Bond VIP Series
–	RS Low Duration Bond VIP Series
–	RS Large Cap Value VIP Series
–	RS Partners VIP Series
–	RS Small Cap Growth Equity VIP Series (formerly RS Small Cap Core Equity VIP Series)
–	RS International Growth VIP Series
–	RS Emerging Markets VIP Series
–	RS Investment Quality Bond VIP Series
–	RS Mid Cap Growth VIP Series (formerly RS Mid Cap Opportunities VIP Series)
–	RS Global Natural Resources VIP Series
–	RS Value VIP Series
–	RS Equity Dividend VIP Series
–	RS Technology VIP Series
–	RS Money Market VIP Series
•	AIM Variable Insurance Funds
–	AIM V.I. Capital Appreciation Fund (Series I)
–	AIM V.I. Utilities Fund (Series I)
–	AIM V.I. Government Securities Fund (Series I)
–	AIM V.I. Core Equity Fund (Series I)
•	AllianceBernstein
–	AllianceBernstein VPS Value Portfolio (Class B)
–	AllianceBernstein VPS Growth & Income Portfolio (Class B)
–	AllianceBernstein VPS Large Cap Growth Portfolio (Class B)
–	AllianceBernstein VPS Global Thematic Growth Portfolio (formerly AllianceBernstein Global Technology Portfolio (Class B))
•	Davis Variable Account Fund, Inc.
–	Davis Financial Portfolio
–	Davis Real Estate Portfolio
–	Davis Value Portfolio
•	Fidelity Variable Insurance Products Funds (Service Class)
–	Fidelity VIP Contrafund® Portfolio
–	Fidelity VIP Equity-Income Portfolio
–	Fidelity VIP Growth Opportunities Portfolio
–	Fidelity VIP Mid Cap Portfolio
•	Franklin Templeton Variable Insurance Products Trust
–	Templeton Growth Securities Fund (Class 2)
•	Gabelli Capital Series Funds, Inc.
–	Gabelli Capital Asset Fund
•	Janus Aspen Series (Institutional Shares)
–	Janus Aspen Enterprise Portfolio (formerly Janus Aspen Mid Cap Growth Portfolio)
–	Janus Aspen Forty Portfolio
–	Janus Aspen Portfolio (formerly Janus Aspen Large Cap Growth Portfolio)
–	Janus Aspen Worldwide Portfolio (formerly Janus Aspen Worldwide Growth Portfolio)
•	MFS® Variable Insurance TrustSM (Initial Class)
–	MFS Growth Series
–	MFS Investors Trust Series
–	MFS New Discovery Series
–	MFS Research Series
–	MFS Total Return Series
•	The Prudential Series Fund, Inc.
–	Jennison Portfolio (Class II)
•	Value Line Strategic Asset Management Trust
•	Value Line Centurion Fund
•	Van Kampen Life Investment Trust
–	Van Kampen Life Investment Trust Government Portfolio (Class II Shares)
–	Van Kampen Life Investment Trust Growth and Income Portfolio (Class II Shares)

A Statement of Additional Information about the contract and the Separate Account is available free of charge by writing to GIAC at its Customer Service Office, P.O. Box 26210, Lehigh Valley, Pennsylvania 18002, or by calling 1-800-221-3253. Its contents are noted on page 63 of this prospectus.

The Statement of Additional Information, which is also dated May 1, 2009, is incorporated by reference into this prospectus.

The Securities and Exchange Commission has a Web site (http://www.sec.gov) which you may visit to view this Prospectus, Statement of Additional Information and other information.

These securities have not been approved or disapproved by the Securities and Exchange Commission or any state securities commission, nor has the Commission or any state securities commission passed upon the accuracy or adequacy of this prospectus.

The contract is not a deposit or obligation of, or guaranteed or endorsed by, any bank or depository institution, and the contract is not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency, and involves investment risk, including possible loss of the principal amount invested.

CONTENTS

This variable annuity contract may not be available in all states or jurisdictions. This prospectus does not constitute an offering in any state or jurisdiction in which such offering may not lawfully be made. GIAC does not authorize any information or representations regarding the offering described in this prospectus except for information in this prospectus or the statement of additional information or in any supplement thereto or in any supplemental sales material authorized by GIAC. This prospectus is not valid without the prospectuses for the Funds.

SUMMARY

SUMMARY

WHAT IS A VARIABLE ANNUITY CONTRACT?

A

VARIABLE ANNUITY CONTRACT allows you to accumulate tax-deferred savings which are invested in options that you choose. This is the accumulation period of the contract. On an agreed date, you or someone else you have named as the annuitant will start receiving regular payments from the amount you have saved and any investment earnings. This is the annuity period. The amount of the annuity payments will depend on earnings during the accumulation period, and afterward if you select a variable annuity option. That’s why this product is called a variable annuity.

HOW A VARIABLE ANNUITY WORKS

During the accumulation period, this contract allows you to allocate your net premium payments and accumulation value to as many as 20 variable investment options, or 19 variable investment options and the fixed-rate option.

When you allocate your premiums to the variable investment options, you bear the risk of any investment losses. No assurance can be given that the value of the contract during the accumulation period, or the total amount of annuity payments made under the contract, will equal or exceed the net premium payments allocated to the variable investment options. When you allocate your net premium payments to the fixed-rate option, the contract guarantees that they will earn a minimum rate of interest and the investment risk is borne by GIAC.

GIAC has established a Separate Account to hold the variable investments in its annuity contracts. The Separate Account has 48 investment divisions, corresponding to 48 variable investment options, each of which invests in a mutual fund. Your net premiums are used to buy accumulation units in the investment divisions you have chosen, or are allocated to the fixed-rate option.

The total value of your contract’s investment in the investment divisions and in the fixed-rate option is known as the accumulation value. It’s determined by multiplying the number of variable accumulation units credited to your account in each investment division by the current value of the division’s units, and adding your value in the fixed-rate option.

The value of units in a variable investment division reflects the investment experience within the division. The value of units in the fixed-rate option reflects interest accrued at a rate not less than the guaranteed minimum specified in the contract. For a complete explanation, please see Financial information: How we calculate unit values.

THE ANNUITY PERIOD

Annuity payments under this contract must begin no later than the annuitant’s 90th birthday. Distributions under the contract are taxable, and if you take money out of the contract before age 59 1/2, you may also incur a 10% Federal tax penalty on amounts included in your income. You may select one or a combination of annuity payout options under the contract:

•	Life annuity without a guaranteed period

•	Life annuity with a 10-year guaranteed period

•	Joint and survivor annuity

•	Variable annuity payments to age 100

•	Payments for a period certain

•	10-year guaranteed period

These payout options are available on either a variable or fixed-rate basis. Please see The annuity period.

OTHER CONTRACT FEATURES

Transfers among investment options

You can make transfers among the variable investment options at any time, although such transfers may be severely restricted in an effort to protect against potential harm from frequent transfers. Please see Frequent transfers among the variable investment options. Transfers to and from the fixed-rate option are only permitted during the accumulation period. Certain restrictions apply to transfers out of the fixed-rate option. Transfers must also comply with the rules of any retirement plan that apply. Please see The accumulation period: Transfers.

Death benefits

If you, or another person named as the annuitant, should die before annuity payments begin, then we pay a death benefit to the beneficiary. The contract also gives you the option of purchasing riders that may provide a greater death benefit. Please see Other contract features: Death benefits.

Optional riders

The contract also gives you the option to purchase two other riders to provide additional benefits. Decade,SM the living benefit rider, provides that your contract value on the tenth anniversary is at least equal to your initial premium payment (adjusted for any partial withdrawals and excluding investment credits), provided you comply with certain rules. The earnings benefit rider may in certain circumstances increase the death benefit payable upon the annuitant’s death if your contract earnings exceed your adjusted premium payments. Please refer to Other contract features.

Payout options

Annuity payout options are available on either a variable or fixed-rate basis.

SUMMARY	PROSPECTUS	1

Surrenders and partial withdrawals

At any time during the accumulation period, you may withdraw some or all of the amount you have saved in the contract. Taking out all you have saved is known as a surrender; taking out part of your savings is a partial withdrawal. A contingent deferred sales charge may apply to both surrenders and partial withdrawals. Once annuity payments begin, surrenders and partial withdrawals are only available with the Payment to age 100 or the Payments for a period certain annuity payout options. Please see The accumulation period: Surrenders and partial withdrawals. Surrenders from qualified plans may be restricted or forbidden by the plan document and may have negative tax consequences.

EXPENSES

The following are expenses that you will incur as a contract owner:

•	Operating expenses for mutual funds comprising the variable investment options

Management fees, 12b-1 fees, and other expenses associated with the Funds you may pay while owning the contract ranged from 0.35% to 7.69% in 2008, but may be different in the future. Actual charges will depend on the variable investment options you select. We reserve the right to collect any redemption fee imposed by any Fund or if required by any regulatory authority.

•	Mortality and expense risk charges

1.05% annually of the net asset value of your variable investment options.

•	Administrative expenses

0.20% annually of the net asset value of your variable investment options.

•	Contract fee

An annual fee of $35, if the accumulation value in your contract is less than $100,000 on your contract’s anniversary date.

The following are expenses that you may incur as a contract owner:

•	Contingent deferred sales charges

A charge of 1% to 7% against any amount that you withdraw that has been in your contract for less than seven years. The actual amount will depend on the number of years the amount has been invested.

•	Enhanced death benefit expense

If you choose this benefit, the annual expense is 0.20% or 0.25% of the net asset value of your variable investment options, depending on the rider chosen.

•	Living benefit rider expense

If you choose this rider, you will pay a daily charge based on an annual rate of 0.25% of the net assets of your variable investment options.

•	Annuity taxes

A tax on premiums or annuity payments, applicable in some states and municipalities only, that currently range up to 3.5% of premiums paid to the contract.

•	Earnings benefit rider expense

If you choose this rider, you will pay a daily charge at an annual rate of 0.25% of the net asset value of your variable investment options.

•	Partial withdrawal charge

During the annuity period, if you choose Fixed Payments to Age 100, Variable Annuity Payments to Age 100 or Payments for a Period Certain as an annuity payout option and you make more than one partial withdrawal in a calendar quarter, you will pay an administrative charge equal to the lesser of $25 or 2% of the amount of the partial withdrawal.

DECIDING TO PURCHASE A CONTRACT

You should consider purchasing a variable annuity contract if your objective is to invest over a long period of time and to accumulate assets on a tax-deferred basis, generally for retirement. A tax-deferred accrual feature is provided by any tax-qualified arrangement. Therefore, you should have reasons other than tax deferral for purchasing the contract to fund a tax-qualified arrangement. Pursuant to new tax regulations, starting January 1, 2009 the contract is not available for purchase under a 403(b) plan and we do not accept additional premiums or transfers to existing 403(b) contracts. You have the right to examine the contract and return it for cancellation within 10 days of receiving it. This is known as the free-look period. The period may be longer than 10 days in some states. Because the laws and regulations that govern the contract vary among the jurisdictions where the contract is sold, some of the contract’s terms will vary depending on where you live.

We sell other variable annuity contracts with other features and charges. Please contact us if you would like more information.

For information about the compensation we pay for sales of the contracts, see Distribution of the contract.

Please see Appendix A: Summary financial information for more information about Separate Account E and accumulation unit values.

Please see Special terms used in this prospectus for definitions of key terms.

Free-look period

You have the right to examine the contract and return it for cancellation within 10 days of receiving it. This is known as the free-look period.

2	PROSPECTUS	SUMMARY

EXPENSE TABLES

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the contract. The first table describes the fees and expenses that you will pay at the time that you buy the contract, surrender the contract, or transfer cash value among investment options. State premium taxes may also be deducted.*

CONTRACT OWNER TRANSACTION EXPENSES

Sales Charge Imposed on Purchases:	None
Contingent Deferred Sales Charge	7% declining annually[1]
Number of contract years completed	Contingent deferred sales charge percentage
0	7%
1	6%
2	5%
3	4%
4	3%
5	2%
6	1%
7+	0% and thereafter
Transfer Fee:	$25 for each transfer (currently, none)

* If you reside in a state that requires us to deduct a premium tax, this tax can range from 0.5% to 3.5% of the contract accumulation value, depending on the state requirements.

1 The contingent deferred sales charge is assessed on premiums withdrawn that have been in your contract for less than seven contract years. You may withdraw in each contract year, without a deferred sales charge, the greater of: (i) the excess of the accumulation value on the date of withdrawal over the aggregate net premium payments that have not been previously withdrawn, or (ii) 10% of the total premium payments made, minus the aggregate amount of all prior partial withdrawals made in the contract year.

There is a partial withdrawal charge that applies to partial withdrawals during the annuity period in excess of one per quarter. This charge is the lesser of $25 or 2% of the partial withdrawal amount. Partial withdrawals are only available during the annuity period if you choose one of the two payments to 100 annuity payout options or the period certain annuity payout option.

Expenses

The tables will assist you in understanding the various costs and expenses of the Separate Account and its underlying Funds. Fund prospectuses provide a more complete description of the various costs and expenses of the underlying variable investment options.

EXPENSE TABLES	PROSPECTUS	3

The next table describes the fees and expenses that you will pay periodically during the time that you own the contract, not including the fees and expenses of the underlying mutual funds associated with the variable investment options.

Annual Contract Fee:	$35.00*
*	The annual contract fee may be lower where required by state law.

SEPARATE ACCOUNT LEVEL ANNUAL EXPENSES

(as a percentage of daily net asset value)

7yrEDB = Seven Year Enhanced Death Benefit	LB = Living Benefit
CAEDB = Contract Anniversary Enhanced Death Benefit	EB = Earnings Benefit

	Contracts with no rider benefits	Contracts with 7 yr EDB	Contracts with 7 yr EDB and LB or EB	Contracts with 7 yr EDB LB and EB	Contracts with any one of CAEDB LB or EB	Contracts with any two of CAEDB LB and EB	Contracts with CAEDB LB and EB
Mortality & Expense Risk Charge	1.05%	1.05%	1.05%	1.05%	1.05%	1.05%	1.05%
Other Separate Account Fees
• Administrative Charge	0.20%	0.20%	0.20%	0.20%	0.20%	0.20%	0.20%
Charges for Additional Riders
7 year Enhanced Death Benefit (7yrEDB)	0.00%	0.20%	0.20%	0.20%	0.00%	0.00%	0.00%
Contract Anniversary Enhanced Death Benefit (CAEDB)
Living Benefit (LB)}	0.00%	0.00%	0.25%	0.50%	0.25%	0.50%	0.75%
Earnings Benefit (EB)
Subtotal Other Separate Account Fees	0.20%	0.40%	0.65%	0.90%	0.45%	0.70%	0.95%
Total Separate Account Level Annual Expenses	1.25%	1.45%	1.70%	1.95%	1.50%	1.75%	2.00%

The next item shows the lowest and highest total operating expenses charged by the mutual fund companies for the last completed fiscal year. Expenses may be different in the future. More detail concerning fees and expenses is contained in the prospectus for each underlying mutual fund.

TOTAL ANNUAL UNDERLYING MUTUAL FUND OPERATING EXPENSES

(expenses that are deducted from the assets of the underlying mutual funds including management fees, distribution and/or service (12b-1) fees, and other expenses)

	Lowest	Highest
Total Annual Underlying Mutual Fund Operating Expenses (before applicable waivers and reimbursements)**	0.35%	7.69%

The fee and expense information regarding the underlying mutual funds was provided by those mutual funds.

**	“Total Annual Underlying Mutual Fund Operating Expenses” are for the fiscal year ending December 31, 2008. It is important for contractowners to understand that a decline in the underlying mutual funds’ average net assets during the current fiscal year due to recent unprecedented market volatility or other factors could cause the funds’ expense ratios for the funds’ current fiscal year to be higher than the expense information presented.

4	PROSPECTUS	EXPENSE TABLES

Expense Examples

These Examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include the contract owner transaction expenses, contract fees, separate account annual expenses and underlying mutual fund fees and expenses.

The Examples assume that you invest $10,000 in the contract for the time periods indicated. The Examples also assume that your investment has a 5% return each year and assume: a) maximum and (b) minimum fees and expenses of any of the underlying mutual funds. Although your actual costs may be higher or lower, based on those assumptions, your costs would be:

Chart 1. Chart 1 below assumes you select the Basic Contract with the Contract Anniversary Enhanced Death Benefit, Living Benefit and Earnings Benefit Riders, which is the most expensive way to purchase the contract. In this example, you surrender your contract at the end of the applicable time period.

Time Periods

1 year	3 years	5 years	10 years
(a) $1,714	(a) $3,413	(a) $4,954	(a) $8,314
(b) $ 982	(b) $1,362	(b) $1,764	(b) $3,077

Chart 2. Chart 2 below assumes you select the Basic Contract with the Contract Anniversary Enhanced Death Benefit, Living Benefit and Earnings Benefit Riders, which is the most expensive way to purchase the contract. In this example, you annuitize your contract or you do not surrender your contract at the end of the applicable time period:

Time Periods

1 year	3 years	5 years	10 years
(a) $1,052	(a) $2,992	(a) $4,729	(a) $8,314
(b) $282	(b) $ 862	(b) $1,464	(b) $3,077

Chart 3. Chart 3 below assumes you select the Basic Contract without any Riders, which is the least expensive way to purchase the contract. In this example, you surrender your contract at the end of the applicable time period:

Time Periods

1 year	3 years	5 years	10 years
(a) $1,641	(a) $3,222	(a) $4,678	(a) $7,953
(b) $ 903	(b) $1,124	(b) $1,367	(b) $2,276

Chart 4. Chart 4 below assumes you select the Basic Contract without any Riders, which is the least expensive way to purchase the contract. In this example, you annuitize your contract or you do not surrender your contract at the end of the applicable time period:

Time Periods

1 year	3 years	5 years	10 years
(a) $974	(a) $2,790	(a) $4,443	(a) $7,953
(b) $203	(b) $ 624	(b) $1,067	(b) $2,276

A table of accumulation unit values is in Appendix A – Summary Financial Information.

EXPENSE TABLES	PROSPECTUS	5

THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.

The Guardian Insurance & Annuity Company, Inc. (GIAC) is a stock life insurance company incorporated in the state of Delaware in 1970. GIAC, which issues the contracts offered with this prospectus, is licensed to conduct an insurance business in all 50 states of the United States and the District of Columbia. The company had total assets (GAAP basis) of over $8 billion as of December 31, 2008. Its financial statements appear in the Statement of Additional Information.

GIAC’s executive office is located at 7 Hanover Square, New York, New York 10004. The mailing address of the GIAC Customer Service Office, which administers these contracts, is P.O. Box 26210, Lehigh Valley, Pennsylvania 18002.

GIAC is wholly owned by The Guardian Life Insurance Company of America (Guardian Life), a mutual life insurance company organized in the State of New York in 1860. As of December 31, 2008, Guardian Life had total assets (GAAP basis) in excess of $42.5 billion. Guardian Life does not issue the contracts offered under this prospectus and does not guarantee the benefits they provide.

6	PROSPECTUS	EXPENSE TABLES

BUYING A CONTRACT

THE APPLICATION FORM

If you would like to buy a contract, you must complete and sign the application form. You or your agent then must send it, along with your initial premium payment, by regular U.S. mail to the following address:

The Guardian Insurance & Annuity Company, Inc.

Customer Service Office

P.O. Box 26210

Lehigh Valley, Pennsylvania 18002

If you wish to send your application and payment by certified, registered or express mail, please address it to:

The Guardian Insurance & Annuity Company, Inc.

Customer Service Office

3900 Burgess Place

Bethlehem, Pennsylvania 18017

Our decision to accept or reject your application is based on administrative rules such as whether you have completed the form completely and accurately. We have the right to reject any application or initial premium payment for any reason.

If we accept your application as received, we will credit your net premium payment to your new contract within two business days. If your application is not complete within five business days of our receiving it, we will return it to you along with your payment.

If you are considering purchasing a contract with the proceeds of another annuity or life insurance contract, it may not be advantageous to replace the existing contract by purchasing this contract. A variable annuity is not a short-term investment.

PAYMENTS

We require a minimum initial premium payment of $500. Thereafter, the minimum additional payment is $100. However, if you purchase a contract through an employer payroll deduction plan, we will accept purchase payments below $100. We will not accept an initial premium payment greater than $2,000,000 without prior permission from an authorized officer of GIAC. Without our written consent, total flexible premium payments made in any contract year after the first may not exceed $1,000,000.

Pursuant to new tax regulations, starting January 1, 2009 the contract is not available for purchase under a 403(b) plan and we do not accept additional premiums or transfers to existing 403(b) contracts.

Tax Free ‘Section 1035’ Exchanges

You can generally exchange one annuity contract for another in a tax-free exchange under Section 1035 of the Internal Revenue Code. Before making an exchange you should compare both contracts carefully. Remember that if you exchange another contract for the one described in this prospectus, you might have to pay a surrender charge and tax, including a possible penalty tax, on your old contract, and there will be a new surrender charge period for this contract and other charges may be higher (or lower) and the benefits may be different. You should not exchange another contract for this one unless you determine, after knowing all the facts, that the exchange is in your best interest and not just better for the person trying to sell you this contract (that person will generally earn a commission if you buy this contract through an exchange or otherwise).

BUYING A CONTRACT	PROSPECTUS	7

THE ACCUMULATION PERIOD

Accumulation

units

The value of accumulation units will vary as you earn interest in the fixed-rate option or as the value of investments rises and falls in the variable investment options.

HOW WE ALLOCATE YOUR PREMIUM PAYMENTS

After we receive your initial premium payment and issue a contract to you, we will normally credit subsequent net premium payments to your contract on the same day we receive them, provided we receive them prior to the close of our regular business day in good order.

If we receive your payment on a non-business day, or after our close, we will normally credit it on the next business day. If required in your state or municipality, annuity taxes are deducted from your payment before we credit it to your contract. We call the amount remaining after this deduction the net premium payment.

If you cancel a premium payment or your premium payment is returned for insufficient funds, we reserve the right to reverse the investment options chosen. You may also be responsible for any losses or fees imposed by your bank and losses that may be incurred as a result of any decline in the value of the investment options chosen.

We use your net premium payments to purchase accumulation units in the variable investment options you have chosen or in the fixed-rate option, according to your instructions in the application or as later changed. The prices of accumulation units are set daily because they change along with the share values of the underlying Funds. The amount you pay for each unit will be the next price calculated after we receive and accept your payment.

The value of accumulation units will vary as you earn interest in the fixed-rate option or as the value of investments rises and falls in the variable investment options.

You can change your investment option selections or your percentage allocations by notifying us in writing. We will apply your new instructions to subsequent net premium payments after we receive and accept them. Please remember that you cannot invest in more than 20 variable investment options, or 19 variable investment options and the fixed-rate option, at any given time.

AUTOMATED PURCHASE PAYMENTS

You may elect to participate in our automated payment program by authorizing your bank to deduct money from your checking account to make monthly purchase payments. We will debit your checking account on the 15th of each month or the next business day if the 15th is not a business day. You tell us the amount of the monthly purchase payment and specify the effective date on our authorization form. You may request to participate, change the amount of your purchase payments, change bank accounts or terminate the program at any time prior to the first of the month for your requested transaction to be processed for that month. For IRAs, the maximum monthly purchase payment is 1/12th of your allowable annual contribution.

THE SEPARATE ACCOUNT

GIAC has established a Separate Account, known as Separate Account E, to receive and invest your premium payments in the variable investment options. The Separate Account has 48 investment divisions, corresponding to the 48 Funds available to you. The performance of each division is based on the Fund in which it invests.

8	PROSPECTUS	ACCUMULATION PERIOD

The Separate Account was established by GIAC on September 26, 1996. It is registered as a unit investment trust under the Investment Company Act of 1940 (the 1940 Act) and meets the definition of a separate account under federal securities laws. State insurance law provides that the assets of the Separate Account equal to its reserves and other liabilities are not chargeable with GIAC’s obligations except those under annuity contracts issued through the Separate Account. Income, gains and losses of the Separate Account are kept separate from other income, gains or losses of the contract owner.

Each investment division is administered and accounted for as part of the general business of GIAC. Under Delaware law, the income and capital gains or capital losses of each investment division, whether realized or unrealized, are credited to or charged against the assets held in that division according to the terms of each contract, without regard to other income, capital gains or capital losses of the other investment divisions or of GIAC. Contract obligations are GIAC’s responsibility. According to Delaware insurance law, the assets of the Separate Account are not chargeable with liabilities arising out of any other business GIAC may conduct. Please see Financial Information: Federal tax matters.

We have the right to make changes to the Separate Account, to the investment divisions within it, and to the Fund shares they hold. We may make these changes for some or all contracts. These changes must be made in a manner that is consistent with laws and regulations. When necessary, we’ll use this right to serve your best interests and to carry out the purposes of the contract. Possible changes to the Separate Account and the investment divisions include:

•	deregistering the Separate Account under the 1940 Act,

•	operating the Separate Account as a management investment company, or in another permissible form,

•	combining two or more Separate Accounts or investment divisions,

•	transferring assets between investment divisions, or into another Separate Account, or into GIAC’s general account,

•	modifying the contracts where necessary to preserve the favorable tax treatment that owners of variable annuities currently receive under the Internal Revenue Code,

•	eliminating the shares of any of the Funds and substituting shares of another appropriate Fund (which may have different fees and expenses or may be available/closed to certain purchasers), and

•	adding to or suspending your ability to make allocations or transfers into any variable investment option or the fixed-rate option.

VARIABLE INVESTMENT OPTIONS

You may choose to invest in a maximum of 20 of the 48 variable investment options or 19 of the variable investment options and the fixed-rate option at any time. Each Fund is an open-end management investment company, registered with the Securities and Exchange Commission under the 1940 Act.

The Funds have different investment objectives which influence their risk and return. The table below summarizes their main characteristics.

Variable

investment options

You may choose to invest in a maximum of 20 of the 43 variable investment options or 19 of the variable investment options and the fixed-rate option at any time.

ACCUMULATION PERIOD	PROSPECTUS	9

Variable investment options

Fund	Investment objectives	Typical investments
RS Large Cap Alpha VIP Series	Long-term capital appreciation

Normally invests at least 80% of its net assets in companies considered by RS Investments at the time to be large-cap companies. RS Investments currently considers a company to be large-cap if its market capitalization is within the range of the Russell 1000® Index as of June 30 of each year.

RS S&P 500 Index VIP Series	To track the investment performance of the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500”), which emphasizes securities issued by large U.S. companies.	Normally invests in common stocks of companies in the S&P Index, which emphasizes large U.S. companies
RS Asset Allocation VIP Series	Long-term total investment return consistent with moderate investment risk.

Primarily, U.S. common stocks and convertible securities, investment grade bonds and other debt obligations, and cash and money market instruments. The Series currently operates primarily as a “fund of funds” by investing in other series of RS Variable Products Trust. The Series also may invest in individual securities

RS High Yield Bond VIP Series	Current income; capital appreciation is a secondary objective	Corporate bonds and other debt securities rated below investment grade; (“high yield,” lower quality debt securities are commonly referred to as “junk bonds”)
RS Low Duration Bond VIP Series	A high level of current income consistent with preservation of capital	Investment grade debt obligations, such as corporate bonds, mortgage-backed and asset-backed securities and obligations of the U.S. government and its agencies
RS Large Cap Value VIP Series	To maximize total return, consisting of capital appreciation and current income	Equity securities issued by companies with large market capitalization at the time of purchase
RS Partners VIP Series	Long-term growth	Principally, equity securities of companies with market capitalizations up to $3 billion that the adviser believes to be undervalued.
RS Investment Quality Bond VIP Series	To secure maximum current income without undue risk to principal; capital appreciation is a secondary objective.	Investment grade debt obligations, including corporate bonds, mortgage-backed and asset-backed securities, and obligations of the U.S. government and its agencies
RS Money Market VIP Series	Seeks as high a level of current income as is consistent with liquidity and preservation of capital	U.S. dollar-denominated, high-quality, short-term instruments

10	PROSPECTUS	ACCUMULATION PERIOD

Variable investment options

Fund	Investment objectives	Typical investments
RS International Growth VIP Series	Long-term capital appreciation. It is anticipated that long-term capital appreciation will be accompanied by dividend income.	Common stocks and convertible securities issued by foreign companies
RS Emerging Markets VIP Series	Long-term capital appreciation. It is anticipated that long-term capital appreciation will be accompanied by dividend income.	Common stocks and convertible securities of emerging market companies
RS Small Cap Growth Equity VIP Series	Long-term capital appreciation	Common stocks of companies with small market capitalization
RS MidCap Growth VIP Series	Long-term capital growth	Equity securities of midcap companies
RS Global Natural Resources VIP Series	Long-term capital appreciation	Equity securities of issuers in natural resources industries
RS Value VIP Series	Long-term capital appreciation	Equity securities that the adviser believes are undervalued
RS Equity Dividend VIP Series	Both current income and long-term capital appreciation	Diversified portfolio of dividend paying common stocks
RS Technology VIP Series	Long-term capital appreciation	Equity securities of issuers in the technology sector
AIM V.I. Capital Appreciation Fund (Series I)	Growth of capital	Common stocks
AIM V.I. Utilities Fund (Series I)	Capital growth and current income	Equity securities of issuers engaged primarily in utilities-related industries
AIM V.I. Government Securities Fund (Series I)	Achieve a high level of current income consistent with reasonable concern for safety of principal	Debt securities issued, guaranteed or otherwise backed by the U.S. government
AIM V.I. Core Equity Fund (Series I)	Growth of capital

Fund will invest, normally, at least 80% of its assets in equity securities including convertible securities of established companies that have long-term above-average growth in earnings and growth companies that are believed to have the potential for above-average growth in earnings

AllianceBernstein VPS Growth & Income Portfolio	Long-term growth of capital	Equity securities of U.S. companies that the adviser believes are undervalued
AllianceBernstein VPS Large Cap Growth Portfolio	Long-term growth of capital	Equity securities of a limited number of large, carefully selected, high-quality U.S. companies that are judged likely to achieve superior earnings growth
AllianceBernstein VPS Global Thematic Growth Portfolio	Long-term growth of capital	Securities in a global universe of companies in multiple industries, many of which may benefit from technological innovation. The portfolio’s investments will not be restricted to any particular sector or industry
AllianceBernstein VPS Value Portfolio	Long-term growth of capital	Diversified portfolio of equity securities of U.S. companies, generally representing at least 125 companies, with relatively large market capitalizations that the Adviser believes are undervalued.
Davis Financial Portfolio	Long-term growth of capital	Concentrates its investments in the financial sector

ACCUMULATION PERIOD	PROSPECTUS	11

Variable investment options

Fund	Investment objectives	Typical investments
Davis Real Estate Portfolio	Total return through a combination of growth and income	Concentrates its investments in the real estate sector.
Davis Value Portfolio	Long-term growth of capital	Invests primarily in equity securities issued by large companies with market capitalizations of at least $10 billion
Fidelity VIP Contrafund Portfolio	Long-term capital appreciation	U.S. and foreign common stocks of companies believed to be undervalued
Fidelity VIP Equity-Income Portfolio	Reasonable income; also considers potential for capital appreciation. Goal is to achieve a yield which exceeds the composite yield on the S&P 500® Index.	Income-producing equity securities
Fidelity VIP Growth Opportunities Portfolio	Capital growth	U.S. and foreign common stocks
Fidelity VIP Mid Cap Portfolio	Long-term growth of capital	Common stocks with medium market capitalization, both U.S. and foreign
Gabelli Capital Asset Fund	Growth of capital; current income as a secondary objective	U.S. common stock, preferred stock and securities that may be converted at a later time into common stock. Up to 25% of the Fund’s assets may be invested in securities of foreign issuers.
Janus Aspen Enterprise Portfolio	Seeks long-term growth of capital

The Portfolio pursues its investment objective by investing primarily in common stocks selected for their growth potential, and normally invests at least 50% of its equity assets in medium-sized companies. Medium-sized companies are those whose market capitalization falls within the range of companies in the Russell Midcap® Growth Index. The market capitalizations within the index will vary, but as of December 31, 2008, they ranged from approximately $24 million to $14.9 billion. Within the parameters of its specific investment policies, the Portfolio may invest its assets in derivatives. The Portfolio may use derivatives for different purposes, including hedging (offset risks associated with an investment or market conditions) and to earn income and enhance returns. For more information on derivatives, refer to “Other Types of Investments” in the Prospectus, with further detail in the Statement of Additional Information. Within the parameters of its specific investment policies, the Portfolio may invest in foreign equity and debt securities, which may include investments in emerging markets.

12	PROSPECTUS	ACCUMULATION PERIOD

Variable investment options

Fund	Investment objectives	Typical investments
Janus Aspen Forty Portfolio	Seeks long-term growth of capital	Pursues its objective by investing primarily in a core group of 20 to 40 common stocks selected for their growth potential. The Portfolio may invest in companies of any size, from larger well-established companies to smaller emerging growth companies. Within the parameters of its specific investment policies, the Portfolio may invest without limit in foreign equity and debt securities, which may include investments in emerging markets. Within the parameters of its specific investment policies, the Portfolio may invest its assets in derivatives. The Portfolio may use derivatives for different purposes, including hedging (offset risks associated with an investment or market conditions) and to earn income and enhance returns.
Janus Aspen Portfolio	Seeks long-term growth of capital in a manner consistent with the preservation of capital

The Portfolio pursues its investment objective by investing primarily in common stocks selected for their growth potential. Although the Portfolio may invest in companies of any size, it generally invests in larger, more established companies. As of December 31, 2008, the Portfolio’s weighted average market capitalization was $52.1 billion. Within the parameters of its specific investment policies, the Portfolio may invest its assets in derivatives. The Portfolio may use derivatives for different purposes, including hedging (offset risks associated with an investment or market conditions) and to earn income and enhance return. For more information on derivatives, refer to “Other Types of Investments” in the Prospectus, with further detail in the Statement of Additional Information.

ACCUMULATION PERIOD	PROSPECTUS	13

Variable investment options

Fund	Investment objectives	Typical investments
Janus Aspen Worldwide Portfolio	Seeks long-term growth of capital in a manner consistent with the preservation of capital	Invests primarily in common stocks of companies of any size located throughout the world. Normally invests in Issuers from several different countries, including the United States. The Portfolio may, under unusual circumstances, invest in a single country. The Portfolio may have significant exposure to emerging markets. Within the parameters of its specific investment policies, the Portfolio may invest in foreign equity and debt securities, which may include investments in emerging markets. Within the parameters of its specific investment policies, the Portfolio may invest its assets in derivatives. The Portfolio may use derivatives for different purposes, including hedging (offset risk associated with an investment or market conditions) and to earn income and enhance returns. For more information on derivatives, refer to “Other Types of Investments” in the Prospectus, with further detail in the Statement of Additional Information.
Jennison Portfolio (Class II Shares)	Long-term growth of capital	Equity securities of major, established corporations believed to have above average growth prospects.
MFS Growth Series	Capital appreciation

Invests in stocks of companies MFS believes to have above average earnings growth potential compared to other companies (growth companies). Growth companies tend to have stock prices that are high relative to their earnings, dividends, book value or other financial measures.

MFS Investors Trust Series	Capital appreciation	Invests primarily in equity securities. Generally focuses on companies with large capitalizations, but may invest in companies of any size.
MFS New Discovery Series	Capital appreciation

Invests in stocks of companies MFS believes to have above average earnings growth potential compared to other companies (growth companies). Generally focuses on companies with small capitalizations, but may invest in companies of any size.

MFS Research Series	Capital appreciation	Invests primarily in equity securities. Generally focuses on companies with large capitalizations, but may invest in companies of any size.

14	PROSPECTUS	ACCUMULATION PERIOD

Variable investment options

Fund	Investment objectives	Typical investments
MFS Total Return Series	Total return	Broad list of securities, including a combination of equity and fixed-income, both U.S. and foreign. The Fund normally invests between 40% and 75% of its assets in equity securities and at least 25% of its assets in fixed-income senior securities.
Templeton Growth Securities Fund	Long-term capital growth	At least 65% of its total assets in the equity securities of companies that are located anywhere in the world, including those in the U.S. and emerging markets.
Value Line Centurion Fund	Long-term growth of capital	U.S. common stocks with selections based on rankings of the Value Line TimelinessTM Ranking System
Value Line Strategic Asset Management Trust	High total investment return	U.S. common stocks with selections based on rankings of the Value Line TimelinessTM Ranking System, bonds and money market instruments
Van Kampen Life Investment Trust Growth and Income Portfolio (Class II shares)	Long-term growth of capital and income	Income-producing equity securities, including common stocks and convertible securities (although investments are also made in non-convertible preferred stocks and debt securities.)
Van Kampen Life Investment Trust Government Portfolio (Class II shares)	Seeks to provide investors with high current return consistent with preservation of capital	Debt securities issued by or guaranteed by the U.S. government, its agencies or its instrumentalities.

Some of these Funds may not be available in your state.

Some Funds have similar investment objectives and policies to other funds managed by the same adviser. The Funds may also have the same or similar names to mutual funds available directly to the public on a retail basis. The Funds are not the same funds as the publicly available funds. As a result, the investment returns of the Funds may be higher or lower than these similar funds managed by the same adviser. There is no assurance, and we make no representation, that the performance of any Fund will be comparable to the performance of any other fund.

Some of these Funds are available under other separate accounts supporting variable annuity contracts and variable life insurance policies of GIAC and other companies. We do not anticipate any inherent conflicts with these arrangements. However, it is possible that conflicts of interest may arise in connection with the use of the same Funds under both variable life insurance policies and variable annuity contracts, or issued by different companies. While the Board of Directors of each Fund monitors activities in an effort to avoid or correct any material irreconcilable conflicts of interest arising out of this arrangement, we may also take actions to protect the interests of our contract owners. See the accompanying Fund prospectuses for more information about possible conflicts of interest.

Investment advisers (or their affiliates) pay us compensation every year for administration, distribution or other expenses. Currently, these advisers include Value Line, Inc., MFS Investment Management, RS Investment Management, Invesco Aim Advisors, Inc., Janus Capital Management LLC, Fidelity Management & Research Company, Davis Selected Advisers, LP, Gabelli Funds, LLC, Prudential Investments, Alliance Capital Management LP, Van Kampen Asset Management Inc., and Templeton Global Advisers Limited. This compensation ranges from .15% to .25% of the average daily net assets that are invested in the variable investment options available through the Separate Account. We also receive 12b-1 fees from some Funds. Those Funds include funds from Invesco Aim, AllianceBernstein, Fidelity, Franklin Templeton, RS Investments, MFS, Value Line and Van Kampen. Currently, the amount of 12b-1 fees ranges from .08% to .40%. These payments may be derived, in whole or in part, from the advisory fee or 12b-1 fee deducted from fund assets. Contract owners, through their indirect investment in the funds, bear the costs of these advisory and 12b-1 fees. The amount of these payments may be substantial. We may use these payments for any corporate purpose, including payment of expenses that we and/or our affiliates incur in promoting, marketing, and administering the contracts, and, in our role as an intermediary, for the funds. We may profit from these payments.

ACCUMULATION PERIOD	PROSPECTUS	15

The Funds’ investment advisers and their principal business addresses are shown in the table below.

Investment advisers

Fund	Investment adviser and principal business address

RS Large Cap Alpha VIP Series

RS Partners VIP Series

RS Small Cap Growth Equity VIP Series

RS Mid Cap Growth VIP Series

RS Global Natural Resources VIP Series

RS Value VIP Series

RS Equity Dividend VIP Series

RS Technology VIP Series

RS Investment Management Co. LLC 388 Market Street San Francisco, CA 94111
RS S&P 500 Index VIP Series RS Asset Allocation VIP Series RS High Yield Bond VIP Series RS Low Duration Bond VIP Series RS Investment Quality Bond VIP Series RS Money Market VIP Series	RS Investment Management Co. LLC (Adviser) 388 Market Street San Francisco, CA 94111
Guardian Investor Services LLC (Sub-adviser) 7 Hanover Square New York, NY 10004
RS Large Cap Value VIP Series	RS Investment Management Co. LLC (Adviser) 388 Market Street San Francisco, CA 94111

UBS Global Asset Management (Americas) Inc. (Sub-adviser) One North Wacker Drive Chicago Illinois 60606
RS International Growth VIP Series RS Emerging Markets VIP Series	RS Investment Management Co. LLC (Adviser) 388 Market Street San Francisco, CA 94111

Guardian Baillie Gifford Limited (Sub-adviser) Baillie Gifford Overseas Limited (Sub-sub-adviser) Calton Square, I Greenside Row Edinburgh, EHI 3AN Scotland
AIM V.I. Capital Appreciation Fund AIM V.I. Utilities Fund AIM V.I. Government Securities Fund AIM V.I. Core Equity Fund	Invesco Aim Advisors, Inc. and affiliated entities 11 Greenway Plaza – Suite 100 Houston, Texas 77046-1173
AllianceBernstein VPS Value Portfolio	Alliance Capital Management LP
AllianceBernstein VPS Growth & Income Portfolio	1345 Avenue of the Americas New York, New York 10105
AllianceBernstein VPS Large Cap Growth Portfolio
AllianceBernstein VPS Global Thematic Growth Portfolio

Before investing

Please read the accompanying Fund prospectuses carefully. They contain important information on the investment objectives, policies, charges and expenses of the Funds.

16	PROSPECTUS	ACCUMULATION PERIOD

Investment advisers

Fund	Investment adviser and principal business address
Davis Financial Portfolio	Davis Selected Advisers, LP (Adviser)
Davis Real Estate Portfolio	2949 East Elvira Road
Davis Value Portfolio	Suite 101
Tucson, Arizona 85706

Davis Selected Advisers – NY, Inc. 2949 East Elvira Road, Suite 101 Tucson, Arizona 85706
Fidelity VIP Contrafund Portfolio	Fidelity Management & Research Company and its affiliates
Fidelity VIP Equity-Income Portfolio	82 Devonshire Street
Fidelity VIP Growth Opportunities Portfolio	Boston, Massachusetts 02109
Fidelity VIP Mid Cap Portfolio
Gabelli Capital Asset Fund	Gabelli Funds, LLC
One Corporate Center
Rye, New York 10580-1422
Janus Aspen Enterprise Portfolio	Janus Capital Management LLC
Janus Aspen Forty Portfolio	151 Detroit Street
Janus Aspen Portfolio	Denver, Colorado 80206-4928
Janus Aspen Worldwide Portfolio
Jennison Portfolio	Prudential Investments
100 Mulberry Street
Gateway Center 3
Newark, New Jersey 07102
MFS Investors Trust Series	Massachusetts Financial Services Company (“MFS”)
MFS Growth Series	500 Boylston Street
MFS New Discovery Series	Boston, Massachusetts 02116
MFS Research Series
MFS Total Return Series
Templeton Growth Securities Fund	Templeton Global Advisers Limited
(Adviser)
Lyford Cay
Nassau, Bahamas

Templeton Asset Management Limited (Sub-adviser)
#7 Temasek Boulevard
#38-3 Suntec Tower One
Singapore 038987
Value Line Centurion Fund	EULAV Asset Management, LLC (EULAV)
Value Line Strategic Asset Management Trust	220 East 42nd Street New York, New York 10017
Van Kampen Life Investment Trust Growth and Income Portfolio	Van Kampen Asset Management 522 Fifth Avenue
Van Kampen Life Investment Trust Government Portfolio	New York, New York 10036

ACCUMULATION PERIOD	PROSPECTUS	17

Selection of Funds

The Funds offered through this product were selected by GIAC based on various factors, including but not limited to asset class coverage, the strength of the advisor’s or sub-advisor’s reputation and tenure, brand recognition, investment performance, and the capability and qualification of each investment firm. Another factor that we may consider is whether the fund or its advisor or other service providers provide any revenue to us and the amount of any such revenue (discussed above). In addition, we may include certain funds, such as the RS funds, because they are managed or advised by one of our affiliates. We may also consider whether and to what extent the fund’s advisor or an affiliate distribute or provide marketing support for the contracts.

You are responsible for choosing your investment options, and the amounts allocated to each, that are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. Since investment risk is borne by you, decisions regarding investment allocations should be carefully considered. We encourage you to thoroughly investigate all of the information regarding the funds that is available to you, including the fund’s prospectus, statement of additional information, and annual and semi-annual shareholder reports. Other sources such as the fund’s website or newspapers and financial and other magazines may provide more current information, including information about any regulatory actions or investigations relating to the funds. After you select investment options for your initial premium payment, you should monitor and periodically re-evaluate your allocations to determine if they are still appropriate.

You bear the risk of any decline in the value of your contract resulting from the investment performance of the funds you have chosen.

We do not recommend or endorse any particular fund and we do not provide investment advice.

18	PROSPECTUS	ACCUMULATION PERIOD

FIXED-RATE OPTION

The fixed-rate option is not registered under the Securities Act of 1933 or as an investment company under the 1940 Act, and is therefore not subject to the provisions or restrictions of these Acts. However, the following disclosure about the fixed-rate option may be subject to certain generally applicable provisions of the federal securities laws regarding the accuracy and completeness of statements not in prospectuses. The fixed-rate option may not be available for allocation in all states in which the contracts are available. We reserve the right to suspend, discontinue or otherwise restrict the availability of the fixed-rate option for payments under new or existing contracts.

Fixed-rate option

In the fixed-rate option, we guarantee that the net premium payments you invest will earn daily interest at a minimum annual rate of 3%.

In the fixed-rate option, we guarantee that the net premium payments you invest will earn daily interest at a minimum annual rate of 3%. You can allocate all of your net premium payments to this option, or you may choose it as one of your investment selections. The value of your net premiums invested in the fixed-rate option does not vary with the investment experience of any Fund. The money that you put into your fixed-rate option becomes part of GIAC’s general assets.

At certain times we may choose to pay interest at a rate higher than 3%, but we aren’t obliged to do so. Higher interest rates are determined at our discretion, and we can change them prospectively without notice. We don’t use a specific formula to determine interest rates; rather we consider such factors as general economic trends, current rates of return on our general account investments, regulatory and tax requirements, and competitive factors. The rate of interest we pay hasn’t been limited by our Board of Directors.

Here are some of the important conditions that apply when we pay interest on your investments in the fixed-rate option:

•	The initial interest rate that we credit to your premiums or transfers will be whatever rate is in effect on the date the amounts are allocated to the fixed-rate option.

•	This interest rate will continue until the next contract anniversary date (unless you have elected Dollar Cost Averaging from the fixed-rate option over a shorter period of time).

•

At that time, all payments and transfers allocated to the fixed-rate option during the previous year, together with interest earned, will be credited with the rate of interest in effect on the renewal date, known as the renewal rate.

•	The renewal rate will be guaranteed until the next contract anniversary date.

When you buy a contract, please note:

•	You can choose up to 20 investment options at any one time.

•	If you select the fixed-rate option, you are limited to an additional 19 variable options.

•	There are no initial sales charges on the premium payments that you allocate to the variable investment options.

•	All of the dividends and capital gains distributions that are payable to variable investment options are reinvested in shares of the applicable Fund at the current net asset value.

•	When the annuity period of the contract begins, we will apply your accumulation value to a payment option in order to make annuity payments to you.

•

You can arrange to transfer your investments among the options or change your future allocations by notifying us in writing or by telephone. Currently, there is no fee for this, but we reserve the right to charge a fee, to limit the number of transactions or otherwise restrict transaction privileges.

•	You can change beneficiaries as long as the annuitant is living.

ACCUMULATION PERIOD	PROSPECTUS	19

Transfers

You generally can transfer money among variable investment options both before and after the date annuity payments begin. You can also transfer to and from the fixed-rate option, but only before the date annuity payments begin.

If your state’s insurance department permits, your contract may have what’s known as a bailout rate. If the renewal rate set on any contract anniversary date is less than the bailout rate, you can withdraw all or part of the money you have invested for at least one year in the fixed-rate option from the contract without incurring a deferred sales charge. We must receive your written request in good order for such a withdrawal at our customer service office within 60 days after the contract anniversary.

TRANSFERS

You can transfer money among variable investment options or change your future percentage allocations to options both before and after the date annuity payments begin. You can also transfer to and from the fixed-rate option, but only before the date annuity payments begin. Transfers are subject to certain conditions, which are described below.

If you are considering a transfer or change in your allocations, be sure to look into each option carefully and make sure your decisions will help you to achieve your long-term investment goals.

During the accumulation period and up to 30 days before the date annuity payments are scheduled to begin, you can transfer all or part of your accumulation value among the contract options. These transfers are subject to the following rules:

•

We permit transfers from the fixed-rate option to any variable investment option only once each contract year, during the 30 days beginning on the contract anniversary date. There is an exception for the dollar cost averaging feature: amounts that have been in the fixed-rate option longest will be transferred out first. The maximum yearly transfer from the fixed-rate option is the greater of the following:

–	33 1/3% of the amount in the fixed-rate option on the applicable contract anniversary date, or

–	$10,000, or

–	the total dollar amount transferred from the fixed-rate option in the previous contract year multiplied by 1.15.

•	Each transfer involving the variable investment options will be based on the accumulation unit value that is next calculated after we have received proper transfer instructions from you.

We will implement a transfer or changes to your allocations upon receiving your written, telephone or electronic instructions in good order. If we receive your transfer request on a business day before the close of the New York Stock Exchange, generally 4:00 p.m. New York City time, you will receive that day’s unit values. Your telephone transfer instructions will be

Personal security

When you call us, we will require identification of your contract as well as your personal security code. We may accept transfer or changes to future allocation instructions from anyone who can provide us with this information. Neither GIAC, Guardian Investor Services LLC, nor the Funds will be liable for any loss, damage, cost or expense resulting from a telephone or electronic request we reasonably believe to be genuine. As a result, you assume the risk of unauthorized or fraudulent telephone or electronic transactions. We may record telephone conversations without disclosure to the caller. See Telephonic and Electronic Services.

20	PROSPECTUS	ACCUMULATION PERIOD

considered received before 4:00 p.m. if the telephone call is completed no later than 4:00 p.m.

After the date annuity payments begin, if you have a variable annuity option you can transfer all or part of the value of your annuity among the variable investment options only once each month. No fixed-rate option transfers are permitted.

FREQUENT TRANSFERS AMONG THE VARIABLE INVESTMENT OPTIONS

Frequent or unusually large transfers may dilute the value of the underlying fund shares if the trading takes advantage of any lag between a change in the value of an underlying fund’s portfolio securities and the reflection of that change in the underlying fund’s share price. This strategy, sometimes referred to as “market timing,” involves an attempt to buy shares of an underlying fund at a price that does not reflect the current market value of the portfolio securities of the underlying fund, and then to realize a profit when the shares are sold the next business day or thereafter. In addition, frequent transfers may increase brokerage and administrative costs of the underlying funds, and may disrupt an underlying fund’s portfolio management strategy, requiring it to maintain a relatively higher cash position and possibly resulting in lost opportunity costs and forced liquidations of securities held by the fund.

GIAC endeavors to protect long-term contractowners by maintaining policies and procedures to discourage frequent transfers among investment options under the contracts, and has no arrangements in place to permit any contractowner to engage in frequent transfer activity. If you wish to engage in such strategies, do not purchase this contract.

If we determine that you are engaging in frequent transfer activity among investment options, we may, without prior notice, limit your right to make transfers or allocation changes. We monitor for frequent transfer activity among the variable investment options based upon established parameters that are applied consistently to all contractowners. Such parameters may include, without limitation, the length of the holding period between transfers, the number of transfers in a specified period, the dollar amount of transfers, and/or any combination of the foregoing. We do not apply our policies and procedures to discourage frequent transfers to dollar cost averaging programs or any asset rebalancing programs.

If transfer activity violates our established parameters, we will apply restrictions that we reasonably believe will prevent any harm to other contractowners and persons with material rights under a contract. This may include applying the restrictions to any contracts that we believe are related (e.g., two contracts with the same owner or owned by spouses or by different partnerships or corporations that are under common control). The restriction that we currently apply is to limit the number of transfers to not more than once every 30 days. We may change this restriction at any time and without prior notice. We will not grant waivers or make exceptions to, or enter into special arrangements with, any contractowners who violate these parameters. If we impose any

ACCUMULATION PERIOD	PROSPECTUS	21

restrictions on your transfer activity, we will notify you in writing. Restrictions that we may impose, subject to certain contract provisions that are required and approved by state insurance departments, include, without limitation:

•	limiting the frequency of transfers to not more than once every 30 days;

•	imposing a fee of $25 per transfer, if you make more than twelve transfers within a contract year;

•	requiring you to make your transfer requests in writing through the U.S. Postal Service, or otherwise restricting electronic or telephone transaction privileges;

•	refusing to act on instructions of an agent acting under a power of attorney on your behalf;

•	refusing or otherwise restricting any transaction request that we believe alone, or with a group of transaction requests, may have a harmful effect;

•	impose a holding period between transfers; or

•	implementing and imposing on you any redemption fee imposed by an underlying fund.

We currently do not impose redemption fees on transfers or expressly limit the number or frequency of transfers. Redemption fees, transfer limits, and other procedures may be more or less successful than ours in deterring or preventing harmful transfer activity. In the future, some underlying funds may begin imposing redemption fees on short-term trading (i.e., redemptions of mutual fund shares within a certain number of business days after purchase). We reserve the right to administer and collect any such redemption fees on behalf of the funds.

Please note that the limits and restrictions described here are subject to GIAC’s ability to monitor transfer activity. Our ability to detect harmful transfer activity may be limited by operational and technological systems, as well as by our ability to predict strategies employed by contractowners (or those acting on their behalf) to avoid detection. As a result, despite our efforts to prevent frequent transfers, there is no assurance that we will be able to detect and/or to deter frequent transfers.

We may revise our policies and procedures in our sole discretion, at any time and without prior notice, as we deem necessary or appropriate to better detect and deter harmful trading activity, or to comply with state or federal regulatory requirements, or to impose additional or alternative restrictions on contractowners engaging in frequent transfers. In addition, our orders to purchase shares of the funds are generally subject to acceptance by the fund, and in some cases a fund may reject or reverse our purchase order. Therefore, we reserve the right to reject any contractowners’ transfer request if our order to purchase shares of the fund is not accepted by, or is reversed by, an applicable fund.

The underlying funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the underlying funds should

22	PROSPECTUS	ACCUMULATION PERIOD

describe any such policies and procedures. The frequent trading policies and procedures of an underlying fund may be different, and more or less restrictive, than the frequent trading policies and procedures of other underlying funds and the policies and procedures we have adopted to discourage frequent transfers. For instance, an underlying fund may impose a redemption fee. Contractowners should be aware that we may not have the contractual obligation or the operational capacity to monitor contractowners’ transfer requests and apply the frequent trading policies and procedures of the respective underlying funds that would be affected by the transfers. For example, underlying funds may implement policies and procedures for monitoring frequent trading activity that are unique to a particular fund. Because of the number of underlying funds that we offer under our variable annuity contracts, it may not be possible for us to implement these disparate policies and procedures. Accordingly, you should assume that the sole protection you may have against potential harm from frequent transfers is the protection, if any, provided by the policies and procedures we have adopted at the contract level to discourage frequent transfers.

You should note that other insurance companies and retirement plans also invest in the underlying funds and that those companies or plans may or may not have their own policies and procedures on frequent transfers. You should also know that the purchase and redemption orders received by the underlying funds generally are “omnibus” orders from intermediaries such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual owners of variable insurance and/or annuity contracts. The omnibus nature of these orders may limit the underlying funds’ ability to apply their respective frequent trading policies and procedures. We cannot guarantee that the underlying funds will not be harmed by transfer activity relating to the retirement plans and/or other insurance companies that invest in the underlying funds. If the policies and procedures of other insurance companies or retirement plans fail to successfully discourage frequent transfer activity, it may affect the value of your investment in the fund. In addition, if an underlying fund believes that an omnibus order we submit may reflect one or more transfer requests from contractowners engaged in frequent transfer activity, the underlying fund may reject the entire omnibus order and thereby interfere with GIAC’s ability to satisfy your request even if you have not made frequent transfers. For transfers into more than one investment option, we may reject or reverse the entire transfer request if any part of it is not accepted by or is reversed by an underlying fund.

SURRENDERS AND PARTIAL WITHDRAWALS

During the accumulation period and while the annuitant and all contract owners are living, you can redeem your contract in whole. This is known as surrendering the contract. If you redeem part of the contract, it’s called a partial withdrawal. During the annuity period, unless you selected annuity payout Option V-4, F-4 or F-5, we will not accept requests for surrenders or partial withdrawals after the date annuity payments begin. See Variable Annuity Payout Options.

Surrenders and

partial withdrawals

Surrenders and partial withdrawals are subject to tax, and may be subject to penalty taxes and mandatory federal income tax withholding.

You should be aware that, upon request by a fund or its agent, we are required to provide them with information about you and your trading activities in and out of the fund(s). In addition, a fund may require us to restrict or prohibit your purchases and exchanges of fund shares if the fund identifies you as having violated the frequent trading policies of that fund.

ACCUMULATION PERIOD	PROSPECTUS	23

Special restrictions

There are special restrictions on withdrawals from contracts issued in connection with Section 403(b) and other qualified plans. Please see Financial information: Federal tax matters for details about how withdrawals can be made from these contracts.

Your request for surrenders and partial withdrawals must be received in good order. If you wish to surrender your contract, you must send us the contract or we will not process the request. If you have lost the contract, we will require an acceptable affidavit of loss.

To process a partial withdrawal, we will redeem enough accumulation units to equal the dollar value of your request. When you surrender your contract, we redeem all the units. For both transactions we use the unit value next calculated after we receive a proper request from you. We will deduct any applicable contract charges, deferred sales charges and annuity taxes from the proceeds of a surrender. In the case of a partial withdrawal, we will cash additional units to cover these charges. If you have less than $500 left in your contract after a partial withdrawal, we have the right to cancel the contract and pay you the balance of the proceeds. This is called an involuntary surrender, and it may be subject to any applicable contract charges, deferred sales charges and annuity taxes. Please see Financial information: Federal tax matters.

Surrenders and partial withdrawals are subject to tax, and may be subject to penalty taxes and mandatory federal income tax withholding. If your contract was issued pursuant to a 403(b) plan, starting January 1, 2009 we generally are required to confirm, with your 403(b) plan sponsor or otherwise, that surrenders, withdrawals or transfers you request comply with applicable tax requirements and to decline requests that are not in compliance. We will defer such payments you request until all information required under the tax law has been received. By requesting a surrender, withdrawal or transfer, you consent to the sharing of confidential information about you, the contract, and transactions under the contract and any other 403(b) contracts or accounts you have under the 403(b) plan among us, your employer or plan sponsor, any plan administrator or recordkeeper, and other product providers. You are allowed to make an annual withdrawal from the contract without paying a deferred sales charge in the following circumstances:

•	If, on the date of withdrawal, the accumulation value is greater than the total of the net premium payments that you have made (and not withdrawn), you may withdraw the excess, or if greater,

•	You may withdraw 10% of the total premium payments you have made, minus the total of all the withdrawals you already made during that contract year.

You may request a schedule of systematic partial withdrawals of a certain dollar amount. Under such a program, you may select to receive withdrawal proceeds on a monthly, quarterly, semi-annual or annual basis. Redemptions from the contract will be effective on the 21st of the month or the next following business day preceding the payment date. Withdrawals under this program are not the same as annuity payments you would receive from a payout option. Your contract value will be reduced by the amount of any withdrawals, applicable contract charges, deferred sales charges and annuity taxes.

Such systematic withdrawals may be used to satisfy special tax rules related to substantially equal periodic payments or other needs you may

24	PROSPECTUS	ACCUMULATION PERIOD

have. We are not responsible for the accuracy of the calculations for distributed amounts or compliance with tax provisions. Please see Financial Information: Federal tax matters.

Unless you are making a withdrawal directly from the fixed-rate option in accordance with the bailout provisions, we will cash accumulation units in the following order:

Assigning contract interests

If the contract is part of a corporate retirement plan or an individual plan under sections 401(a), 403(b) or 408 of the Internal Revenue Code, the contract owner’s interest in the contract cannot be assigned, unless the contract owner is not the annuitant or the annuitant’s employer. Assigned contract interests may be treated as a taxable distribution to the contract owner. See Federal tax matters for more information.

•	all variable accumulation units attributable to the investment divisions; this will be done on a pro-rata basis unless you instruct us differently, then

•	all fixed accumulation units attributable to the fixed-rate option.

We will send you your payment within seven days of receiving a request from you in good order. Please see the margin note Payments later in this section.

If you have a question about surrenders or withdrawals, please call us toll free at 1-800-221-3253.

MANAGING YOUR ANNUITY

You may wish to take advantage of one of the programs we offer to help you build a stronger annuity. These include dollar cost averaging and portfolio rebalancing.

There is no fee for dollar cost averaging or portfolio rebalancing, but we have the right to introduce one. We also have the right to modify or discontinue either program. We’ll give you written notice if we do so. Transfers under either program do not count against any free transfers permitted under the contract.

You may terminate either program at anytime. However, money in the fixed-rate option will be subject to transfer restrictions which apply to the fixed-rate option. See Transfers for limitations on such transfers.

Dollar Cost Averaging Programs

You can transfer specific amounts of money from one investment option to another on a monthly basis, as opposed to investing the total amount at one time. This approach may help lower your average dollar cost of investing over time. However, there is no guarantee that dollar cost averaging will result in profits or prevent losses.

If you wish to take advantage of this program, you must designate a dollar amount to be transferred automatically out of either the RS Money Market VIP Series investment division or the fixed-rate option, but not from both. The money can go into one or more of the other variable investment options or the fixed-rate option. The rule still applies that you can invest in a maximum of only 20 options at one time (this includes the required RS Money Market VIP Series or fixed-rate option).

You can begin dollar cost averaging when you buy your contract or at any time afterwards, until annuity payments begin, by completing the dollar cost averaging election form and returning it to us. We must receive it in

Programs to build

your annuity

You may wish to take advantage of one of the programs we offer to help you build a stronger annuity. These include dollar cost averaging and portfolio rebalancing.

ACCUMULATION PERIOD	PROSPECTUS	25

Reports

At least twice each year, we send a report to each contract owner that contains financial information about the underlying Funds, according to applicable laws, rules and regulations. In addition, at least once each year, we send a statement to each contract owner that reports the number of accumulation units and their value under the contract.

If several members of the same household each own a contract, we may send only one such report or prospectus to that address, unless you instruct us otherwise.

You may receive additional copies by calling or writing our Customer Service Office.

good order at least three business days before the monthly anniversary date of when you wish the transfers to begin.

You may select dollar cost averaging from the RS Money Market VIP Series investment division for periods of 12, 24 or 36 months. Dollar cost averaging from the fixed-rate option may be selected for a period of 36 months. Your total accumulation value at the time must be at least $10,000 for transfers over a 12-month period, and $20,000 for transfers over a 24 to 36 month period. Transfers will be made in the amounts you designate and must be at least $100 per receiving investment option.

Additionally, we may offer programs that provide special rates of interest when you elect dollar cost averaging for specific periods for the amount contributed to the fixed-rate option at the time your contract is issued. However, because your balance will be decreasing as money is transferred out of the fixed-rate option, the actual interest rate paid through these programs will be less than the stated rate of interest. Currently, we are offering special six transfer and twelve transfer programs if you allocate $5,000 or more to the fixed-rate option at the time your contract is issued. Any later allocations to the fixed-rate option will not receive the special interest rate and will receive our standard rate available. These programs are not offered in certain states. The first transfer occurs on the issue date of the contract. The remaining transfers occur on each monthly contract anniversary until the programs conclusion. The last transfer consists only of the accumulated interest. If you terminate a special interest rate program, the money remaining in the fixed-rate option will revert to earning the standard interest rate.

Portfolio Rebalancing

Over time, you may find that the investment performance of certain Funds results in a shift in your holdings beyond the percentage you originally allocated. If this occurs, you may wish to use our portfolio rebalancing program to maintain a desired asset allocation mix. If you choose, we will automatically transfer amounts among your variable investment options to return them to the designated percentages. We will process these transfers quarterly. To participate in this program you must have an accumulation value of at least $10,000.

Automated Transfer and Automated Alert Programs

Our Automated Transfer (AT) Program offers you the ability to set up a future automatic transfer between two variable investment options offered through your contract when the accumulation unit value for a selected variable investment option either changes by a specified percentage or reaches a specific dollar amount. When you establish the AT order, you can select this percentage or dollar amount as well as the actual amount that will be transferred.

An AT buy order allows you to establish an order to transfer money from the RS Money Market VIP Series to any of the available variable

26	PROSPECTUS	ACCUMULATION PERIOD

investment options based on the percentage or dollar amount criteria you specify. An AT sell order allows you to establish an order to transfer money from any one of the available variable investment options to the RS Money Market VIP Series based on the percentage or dollar amount criteria that you specify. If an AT order is submitted in good order to GIAC’s Customer Service Office on a business day prior to 4:00 p.m. New York City time, the order will be established on the date it is submitted. If an AT order is submitted in good order on a business day after 4:00 p.m. New York City time or if it is submitted on non-business days, the order will be established on the next business day.

Once an AT order is established, and if the criteria you specify are met, a transfer will be automatically scheduled to be processed on the next business day. The AT will be processed on the next business day using that next business day’s accumulation unit value. The accumulation unit value of the specified variable investment option on the day the AT order criteria are met could fluctuate significantly from the accumulation unit value of that variable investment option on the next business day. You will have an opportunity to cancel the AT, either electronically via our website or by telephone, up until 4:00 p.m. New York City time on the day the AT is scheduled to be processed. Your cancellation must be received by GIAC’s Customer Service Office in good order before 4:00 p.m. New York City time on the day the AT is scheduled to be processed in order for the cancellation to be effective. As a courtesy to you, we will send an e-mail to the e-mail address(es) you specify informing you that the AT criteria has been met and an AT has been scheduled to be processed on the next business day. We cannot guarantee that you will receive this e-mail prior to the time that your AT will be processed. In the event you do not receive this e-mail or we do not receive your cancellation instructions in accordance with the requirements detailed above, GIAC will not be responsible for acting upon an AT order established by you, if that AT was processed in accordance with your previously received specifications.

After you establish an AT order, that AT order will remain active for the duration that you specify when you establish the order and will expire on the earliest to occur of the following: the date the AT is processed according to your specified criteria, or the order expiration date, or the date you cancel the order (if that date is prior to the order expiration date you previously specified). In addition, an active AT order and/or an AT that is scheduled to be processed will be cancelled automatically if any one of the following events occur: the contract is surrendered or you begin receiving annuity payments; a death claim is pending or paid; the owner is changed on the contract; any of the optional benefit riders you may have selected are terminated; your transfer rights have been restricted under the contract; assets in the variable investment options you specified are not available to process the transfer; or, at the time we attempt to process the AT, you are already invested in the maximum number of investment options.

The following requirements also apply to the AT program for each contract owned by you:

•	The contract accumulation value must be at least $10,000 in order to establish an AT order.

ACCUMULATION PERIOD	PROSPECTUS	27

Federal laws designed to counter terrorism and prevent money laundering by criminals might in certain circumstances require us to reject a premium payment and/or “freeze” a contractowner’s account. If these laws apply in a particular situation, we would not be allowed to process any request for a surrender, partial withdrawal, or transfer, or pay death benefits or make annuity payments. If a contract is frozen, the accumulation value would be moved to a special segregated account and held there until we receive instructions from the appropriate federal regulator. These laws may also require us so provide information about you and your contract to government agencies and departments.

•	AT orders cannot be established if you are utilizing the dollar cost averaging and portfolio rebalancing programs.

•	AT orders cannot be established if you have an active living benefit rider on your contract.

•	AT orders cannot be established if you are receiving systematic partial withdrawals under your contract.

•	Only one AT buy order may be active at any one time.

•	Multiple AT sell orders are permitted at any time, but each AT sell order must be from a different variable investment option.

•

If multiple AT sell and/or buy orders meet their respective specified criteria on the same day, all such AT orders will be processed on the next business day, unless we receive the appropriate cancellation instructions from you.

Our Automated Alert program offers you the ability to request an e-mail from us notifying you that: 1) a selected variable investment option either changes by a specified percentage or reaches a specific dollar amount, or; 2) your contract accumulation value reaches a certain amount or changes by a certain percentage. The Automated Alert is for your information only. No transaction will occur automatically as a result of either requesting an Automated Alert or receiving an e-mail from us informing you that your specified criteria has been met.

When an Automated Alert meets the criteria you specified, we will send you an e-mail notification to the e-mail address(es) that you provided to us at the time you requested the Automated Alert. It is your responsibility to ensure that the e-mail addresses that you provided to us are correct and are able to accept delivery of this e-mail notification. Nevertheless, we cannot guarantee that you will receive your Automated Alert e-mail. In the event you do not receive this e-mail, GIAC will not be responsible for any consequences arising out of any Automated Alert e-mails you do not receive.

GIAC reserves the right to discontinue or restrict the use of AT and Automated Alert privileges at any time, at its discretion. GIAC does not currently charge a fee for the AT and Automated Alert programs. However, we reserve the right to limit the frequency of ATs and Automated Alerts or to impose a charge for ATs and Automated Alerts. Other rights reserved by GIAC with respect to transfers are described in this prospectus, including the right to refuse transfers under certain conditions. See The accumulation period: Transfers.

Payments

For all transactions, we can delay payment if the contract is being contested. We can also delay payment until a premium payment check has cleared the payee’s bank. We may postpone any calculation or payment from the variable investment options if:

•	the New York Stock Exchange is closed for trading or trading has been suspended, or

•	the Securities and Exchange Commission restricts trading or determines that a state of emergency exists which may make payment or transfer impracticable.

28	PROSPECTUS	ACCUMULATION PERIOD

THE ANNUITY PERIOD

WHEN ANNUITY PAYMENTS BEGIN

You choose the month and year in which we will begin paying annuity benefits. The first payment is made on the first day of the month. The date you choose can’t be later than the annuitant’s 90th birthday, unless we have agreed. Please note that this date may be determined by the retirement plan under which your annuity contract was issued.

HOW YOUR ANNUITY PAYMENTS ARE CALCULATED

You can choose an annuitization option and select either variable or fixed payments or a combination of variable and fixed payments, if available under that option. We use the following information to determine the annuity purchase rate when applying your accumulation value to an annuity payout option:

•	the table in your contract reflecting the gender and nearest age of the annuitant,

•	the annuity payout option you choose, and

•	the investment returns of the variable investment options you choose, if you choose a variable payment option.

Certain guaranteed annuity purchase rates appear in a table in your contract. Currently, we are using annuity purchase rates that are more favorable to you than those in your contract. We may change these rates from time to time but the rate will never be less favorable to you than those guaranteed in your contract. The appropriate annuity purchase rate is then used to calculate the number of annuity units attributable to your selected investment options. You will be credited with these annuity units based on the amount applied to the payout option (your accumulation value less any applicable annuity taxes) on the processing date for your first annuity payment. The number of annuity units credited to you is fixed for the duration of the annuity period unless you reallocate among the investment options, take a partial withdrawal from Option V-4, F-4 or F-5 or switch from Option V-4 to Option V-1 or Option F-4 to Option F-1. Each of your variable annuity payments is determined by multiplying the number of annuity units for each investment option by the annuity unit value for the appropriate investment option on the payment processing date. Your annuity payment will be the sum of these amounts.

The number and amount of your annuity payments won’t be affected by the longevity of annuitants as a group. Nor will they be affected by an increase in our expenses over the amount we have charged in your contract.

We will make annuity payments once a month, except as follows:

•	Proceeds of less than $2,000 will be delivered in a single payment.

•	We may change the schedule of installment payments to avoid payments of less than $20.

ANNUITY PERIOD	PROSPECTUS	29

The assumed investment return is a critical assumption for calculating variable annuity payments. For Options V-1, V-2 and V-3, the first variable payment will be based on the assumed investment return of 4%. For Option V-4, you may choose an assumed investment return of 0%, 3 1/2%, or 5%, if allowed by applicable law or regulation, before we start making payments to you. If no choice is made under Option V-4, 3 1/2% will be used as the assumed investment return.

The greater the assumed investment return selected, the greater your initial annuity payment will be. A higher assumed investment return may result in a smaller potential growth in annuity payments. Conversely, a lower assumed investment return results in a lower initial annuity payment, but future annuity payments have the potential to be greater. The first variable payment will be based on the assumed investment return. Subsequent variable payments will fluctuate based on the performance of the variable investment options you have chosen as compared to the assumed investment return. For each such subsequent variable payment:

•	If the actual net annual return on investment equals the assumed investment return, the amount of your variable annuity payments will not change.

•	If the actual net annual return on investment is greater than the assumed investment return, the amount of your variable annuity payments will increase.

•	If the actual net annual return on investment is less than the assumed investment return, the amount of your variable annuity payments will decrease.

The interest rate used to compute the present value of any remaining unpaid payments will be the assumed investment return.

ANNUITY PAYOUT OPTIONS

The payout options currently offered are discussed below. You can choose to have annuity payments made under any one or a combination of the variable or fixed-rate annuity payout options that are available. You can make your choice at any time before your annuity payments begin. At any time, we may discontinue any of these options or make additional options available.

On the annuity commencement date, you may elect to restrict certain rights any beneficiary may have under the contract in the event that the contractowner and/or annuitant dies while there are guaranteed annuity payments still outstanding. If you choose this election, the beneficiary may not:

•	elect to be paid the present value of any remaining payments in a lump sum;

•	withdraw a portion of the present value of any remaining annuity payments;

•	name or change any contingent or concurrent beneficiaries; or

30	PROSPECTUS	ANNUITY PERIOD

•	change the annuity payout option in effect at the time of the death of the contractowner and/or annuitant.

We must receive written notice in good order prior to the annuity commencement date that you elect to apply the above restrictions. Once elected, only the contractowner on record as of the annuity commencement date can revoke this election, and once it is revoked, it cannot be reinstated.

Variable Annuity Payout Options

All variable annuity payout options are designated with the letter “V.” After the first payment, the amount of variable annuity payments will increase or decrease to reflect the value of your variable annuity units. The value of the units will reflect the performance of the variable investment options chosen. This is why the amount of each payment will vary.

There are a variety of payout options for you to choose from that we’ve described below. If you do not make a choice, we will automatically select Option V-2 with a 120-month guarantee period. You may change options if you wish, provided you do so before we begin processing your first annuity payment.

OPTION V-1 – Life Annuity without Guaranteed Period

We make payments during the annuitant’s lifetime, ending with the payment preceding the annuitant’s death. This option allows for the maximum variable payment because there is neither a guaranteed minimum number of payments nor a provision for a death benefit for beneficiaries. It is possible that we may only make one payment under this option, if the annuitant dies before the date of the second payment.

OPTION V-2 – Life Annuity with 10-Year Guaranteed Period

We make payments during the annuitant’s lifetime, but if the annuitant dies before 10 years’ worth of payments (120) are made, the remaining payments will be made to the beneficiary. The beneficiary can then choose to take all or part of the remaining payments in a lump sum at their current dollar value. If the beneficiary dies while receiving the payments, the balance will be paid in one sum at its current dollar value to the beneficiary’s estate.

OPTION V-3 – Joint and Survivor Annuity

We make payments during the joint lifetimes of the annuitant and a designated second person, the joint annuitant. If one dies, payments will continue during the survivor’s lifetime, but the amount of each payment will be based on two-thirds of the number of annuity units when both parties were alive. It is possible that only one annuity payment will be made if both the annuitant and joint annuitant die before the date of the second payment.

OPTION V-4 – Variable Annuity Payments to Age 100

We make a payment once a month for a whole number of years. The number of years will equal 100 minus the annuitant’s age when annuity

Variable annuity

payout options

•	OPTION V-1 Life Annuity without Guaranteed Period

•	OPTION V-2 Life Annuity with Guaranteed Period

•	OPTION V-3 Joint and Survivor Annuity

•	OPTION V-4 Variable Annuity Payments To Age 100

ANNUITY PERIOD	PROSPECTUS	31

payments begin. If the annuitant dies before age 100, we will pay the balance of the payments to the beneficiary for the remainder of that period, unless the beneficiary elects to be paid the present value of the remaining annuity payments in a lump sum. If the beneficiary dies while receiving such payments, we will pay the present value of the remaining payments to the beneficiary’s estate. Under this option, the payee has the right to change to Option V-1, the Life Annuity without Guaranteed Period.

Under Option V-4, the payee has the right to withdraw all or a portion of the present value of the remaining payments. If you request a partial withdrawal, we will liquidate annuity units in the amount necessary to meet the amount of your request. As a result, you will have fewer remaining annuity units which will lower the amount of money you receive in future income payments and the value of your remaining future payments will decrease. The following conditions apply to partial withdrawals.

•	The payee may not withdraw less than $500.

•

One partial withdrawal is permitted each quarter without charge (other than any applicable deferred sales charge) and additional withdrawals are permitted at a charge not to exceed the lesser of $25 or 2% of the amount withdrawn.

•

After giving effect to the withdrawal, the present value of the remaining payments must be at least $2,000, and the remaining monthly payment must be at least $20 (or $60 quarterly, $120 semi-annually, or $240 annually).

If your partial withdrawal request does not meet the third condition, we will contact you within five business days for instructions. If we cannot reach you, we will pay you the present value of the remaining payments and cancel your contract. This surrender is subject to any applicable contract charges and deferred sales charges, and may have tax consequences.

Surrender or partial withdrawal during the annuity period will not trigger a new deferred sales charge; however, if we waived the deferred sales charge when the contract proceeds were applied to the payout option, the amount withdrawn will be reduced by a portion of the charge that was waived. The reduction in the amount withdrawn will be the amount obtained by multiplying (a) by the result of (b) divided by (c) multiplied by (d) where:

a)	is the deferred sales charge that was waived:

b)	is the number of whole months of any remaining unpaid payments until the date when the deferred sales charge would have been zero;

c)	is the number of whole months remaining when the contract proceeds were applied to the payout option until the date when the deferred sales charge would have been zero; and

d)	is the amount of the present value of payments withdrawn divided by the total present value of the variable payments.

32	PROSPECTUS	ANNUITY PERIOD

The interest rate used to compute the present value of any remaining unpaid payments will be the assumed investment return.

We are seeking regulatory approval for this feature and will offer it in those jurisdictions where we have received such approval. Terms and conditions may differ between jurisdictions when the feature is approved.

Please note that Option V-4 may have special tax consequences, including the following:

•	Option V-4 may not satisfy minimum required distribution requirements for qualified contracts, and

•	Option V-4 will in most circumstances be subject to the 10% penalty tax for distributions made before age 59 1/2.

•

In a recent ruling, the Internal Revenue Service (IRS) concluded that a partial withdrawal on or after the annuity commencement date is ordinary income subject to tax up to an amount equal to any excess of the cash value (determined without surrender charges) immediately before the withdrawal over the owner’s investment in the contract at the time (i.e., on an income first basis). In prior rulings, the IRS had concluded that the entire amount received as a partial withdrawal on or after the annuity commencement date from a non-qualified contract was to be taxed as ordinary income (i.e., on an all taxable basis). GIAC currently intends to report amounts received as partial withdrawals pursuant to the income first basis as set forth in the IRS’s most recent ruling. Given the uncertainty in this area, you should consult a tax advisor regarding the tax consequences to you of a partial withdrawal under Option V-4. Other rules may apply to partial withdrawals from qualified contracts that elect Option V-4.

Contact your tax advisor for more information.

Fixed-Rate Annuity Payout Options

All Fixed Annuity Payout Options are designated by the letter “F.”

OPTION F-1 – Life Annuity without Guaranteed Period

We make fixed payments during the annuitant’s lifetime, ending with the payment preceding the annuitant’s death. This option offers the maximum fixed payment because there is neither a guaranteed minimum number of fixed payments nor a provision for a death benefit for beneficiaries. It is possible we may only make one payment under this option, if the annuitant dies before the date of the second payment.

OPTION F-2 – Life Annuity with 10-Year Guaranteed Period

We make fixed payments during the annuitant’s lifetime, but if the annuitant dies before 10 years’ worth of payments (120) are made, the remaining payments will be made to the beneficiary. The beneficiary can then choose to take all or part of the remaining payments in a lump sum at their current dollar value. If the beneficiary dies while receiving the payments, the balance will be paid in one sum at its current dollar value to the beneficiary’s estate.

Fixed-rate annuity

payout options

•	OPTION F-1 Life Annuity without Guaranteed Period

•	OPTION F-2 Life Annuity with Guaranteed Period

•	OPTION F-3 Joint and Survivor Annuity

•	OPTION F-4 Fixed Annuity Payments to Age 100

•	OPTION F-5 Payments for a Period Certain

•	OPTION F-6 10-Year Guaranteed Period

ANNUITY PERIOD	PROSPECTUS	33

OPTION F-3 – Joint and Survivor Annuity

We make fixed payments during the joint lifetimes of the annuitant and a designated second person, the joint annuitant. If one dies, payments will continue during the survivor’s lifetime, but the amount of the payment will be based on two-thirds of the number of annuity units when both parties were alive. It is possible that only one annuity payment will be made if both the annuitant and joint annuitant die before the date of the second payment.

OPTION F-4 – Fixed Annuity Payments to Age 100

We make payments for a whole number of years. The number of years will equal 100 minus the annuitant’s nearest age when annuity payments begin. Payments will never be less than the guaranteed amounts shown in your contract. If you choose this option, it will earn interest at the then current interest rate set by us. We declare a new interest rate for this option on January 1st of each year, which will remain in effect for the whole calendar year. Annuity payment amounts will increase if the rate we credit is greater than the guaranteed interest rate of 3%.

If the annuitant dies before age 100, we will pay the balance of the payments to the beneficiary for the remainder of that period, unless the beneficiary elects to be paid the present value of the remaining annuity payments in a lump sum. If the beneficiary dies while receiving such payments, we will pay the present value of the remaining payments to the beneficiary’s estate. Under this option, the payee has the right to change to Option F-1, the Life Annuity without Guaranteed Period.

Please note that Option F-4 may have special tax consequences, including the following:

•	Option F-4 may not satisfy minimum required distribution requirements for qualified contracts, and

•	Option F-4 will in most circumstances be subject to the 10% penalty tax for distributions made before age 59 1/2.

Contact your tax advisor for more information.

OPTION F-5 – Payments for a Period Certain

We make monthly payments for a whole number of years for 15 to 30 years, depending on the whole number of years you select. Payments will never be less than the guaranteed amounts shown in your contract. If you choose this option, it will earn interest at the then current interest rate set by us. We declare a new interest rate for this option on January 1st of each year, which will remain in effect for the whole calendar year. Annuity payment amounts will increase if the rate we credit is greater than the guaranteed interest rate of 3%.

If the annuitant dies during the payment period, we will pay the balance of the payments to the beneficiary for the remainder of that period, unless the beneficiary elects to be paid the present value of the remaining

34	PROSPECTUS	ANNUITY PERIOD

annuity payments in a lump sum. If the beneficiary dies while receiving such payments, we will pay the present value of the remaining payments to the beneficiary’s estate.

Please note that Option F-5 may have special tax consequences, including the following:

•	Option F-5 may not satisfy minimum required distribution requirements for qualified contracts, and

•	Option F-5 may not satisfy the periodic payment exception to 10% penalty tax for distributions made before age 59 1/2.

Contact your tax advisor for more information.

Withdrawals under Options F-4 and F-5

Under Option F-4 or F-5, the payee has the right to withdraw all or a portion of the present value of the remaining payments. This will result in a reduction in future payments. The following conditions apply to partial withdrawals.

•	The payee may not withdraw less than $500.

•

One partial withdrawal is permitted each quarter without charge (other than any applicable deferred sales charge) and additional withdrawals are permitted at a charge not to exceed the lesser of $25 or 2% of the amount withdrawn.

•

After giving effect to the withdrawal, the present value of the remaining payments must be at least $2,000, and the remaining monthly payment must be at least $20 (or $60 quarterly, $120 semi-annually, or $240 annually).

If your partial withdrawal request does not meet the third condition, we will promptly attempt to contact you for additional instructions. If we don’t receive revised instructions that comply with the third condition within five business days of the original request, we will pay you the present value of the remaining payments and cancel your contract. This surrender is subject to any applicable contract charges and deferred sales charges, and may have tax consequences.

In a recent ruling, the Internal Revenue Service (IRS) concluded that a partial withdrawal on or after the annuity commencement date is ordinary income subject to tax up to an amount equal to any excess of the cash value (determined without surrender charges) immediately before the withdrawal over the owner’s investment in the contract at the time (i.e., on an income first basis). In prior rulings, the IRS had concluded that the entire amount received as a partial withdrawal on or after the annuity commencement date from a non-qualified contract was to be taxed as ordinary income (i.e., on an all taxable basis). GIAC currently intends to report amounts received as partial withdrawals pursuant to the income first basis as set forth in the IRS’s most recent ruling. Given the uncertainty in this area, you should consult a tax advisor regarding the tax consequences to you of a partial withdrawal under Option F-4 or F-5. Other rules may apply to partial withdrawals from qualified contracts that elect Option F-4 or F-5.

ANNUITY PERIOD	PROSPECTUS	35

If you make a surrender or partial withdrawal during the annuity period under Option F-4 or F-5, and, if we waived the deferred sales charge when the contract proceeds were applied to the Option F-4 or F-5, the amount withdrawn will be reduced by a portion of the charge that was waived. The reduction in the amount withdrawn will be the amount obtained by multiplying (a) by the result of (b) divided by (c) multiplied by (d) where:

a)	is the deferred sales charge that was applicable at the time the contract proceeds were applied to this payout option:

b)	is the number of whole months of any remaining unpaid payments until the date when the deferred sales charge would have been zero;

c)	is the number of whole months remaining when the contract proceeds were applied to the payout option until the date when the deferred sales charge would have been zero; and

d)	is the amount of the present value of payments withdrawn divided by the total present value of the variable payments.

The reduction in the amount withdrawn, as shown by a formula, is as follows:

(a) ×	(	b	)	× (d)
c

The interest rate we use to compute the present value of any remaining unpaid payments will be the guaranteed interest rate of 3%.

OPTION F-6 – 10-Year Guaranteed Period

We make fixed monthly payments to you for a period of ten years. If the annuitant dies during the ten year payment period, the remaining payments will be made to the beneficiary or the beneficiary can choose to take the remaining payments in a lump sum at the present value of the remaining payments. If the beneficiary dies while receiving the payments, the balance will be paid in one sum at the present value of the remaining payments to the beneficiary’s estate.

Please note that Option F-6 may have special tax consequences, including the following:

•	Option F-6 may not satisfy minimum required distribution requirements for qualified contracts, and

•	Option F-6 will in most circumstances be subject to the 10% penalty tax for distributions made before age 59 1/2.

Contact your tax advisor for more information.

36	PROSPECTUS	ANNUITY PERIOD

OTHER CONTRACT FEATURES

DEATH BENEFITS

If the annuitant you have named dies before the date annuity payments begin, we pay a death benefit. In addition, you have the option of buying an enhanced death benefit rider and/or an earnings benefit rider which may provide higher death benefits.

The regular death benefit is the greater of:

•	the accumulation value of the contract at the end of the valuation period during which we receive proof of death, minus any annuity taxes; or

•	the total of all premiums paid, minus any partial withdrawals, any deferred sales charges previously paid on any withdrawals and annuity taxes.

For annuitants aged 75 or older on the contract’s issue date, the death benefit will be the accumulation value at the end of the valuation period during which we receive proof of death, minus any annuity taxes.

We normally pay the death benefit within seven days of receiving in good order proof of death. However, we have the right to defer the payment of other contract benefits under certain circumstances. These are described under Surrenders and partial withdrawals.

If the annuitant is not the contract owner and dies on or before the date that annuity payments begin, we will pay the death benefits to the beneficiary. If the beneficiary has also died, we will pay the benefits to the contingent beneficiary. If a contingent beneficiary hasn’t been named, then we will pay the benefits to you, the contract owner. However, if you are no longer living, we will pay the benefits to your estate.

If you are both the annuitant and the owner of the contract, and you die before the date annuity payments begin, we will pay the death benefit to your beneficiary, as described above. However, we must distribute your interest according to the Special requirements outlined below. In this situation, your beneficiary will become the new owner of the contract.

We will pay the death benefit in a lump sum unless:

•	You have chosen a different annuity payout option for the death benefit. We must receive notification of your choice at least three business days before we pay out the proceeds.

•

You, the contract owner, have not chosen a payout option and the beneficiary has. Again, we must receive the beneficiary’s request at least three business days before we pay out the proceeds, and within a year of the annuitant’s death.

If the death benefit proceeds will not be paid in one lump sum and the death benefit proceeds exceed the accumulation value of the contract as of the end of the valuation period during which we received proof of death in good order, GIAC will credit to the contract an amount equal to

Death benefits

If the annuitant you have named dies before the date annuity payments begin, we pay a death benefit. In addition, you have the option of choosing among several enhanced death benefit riders which may provide a higher death benefit.

OTHER CONTRACT FEATURES	PROSPECTUS	37

the difference between the death benefit proceeds and the accumulation value of the contract. Such amount will be credited to the RS Money Market VIP Series investment option.

If you are a contract owner but not the annuitant, and you die before the date annuity payments begin, then any joint contract owner will become the new owner of the contract. If you haven’t named a joint contract owner, then your beneficiary will become the new owner of the contract. In the event of any contract owner’s death, we must distribute all of the owner’s interest in the contract according to the Special requirements outlined below.

Generally, your beneficiaries will be taxed on the gain in your annuity contract. Consult your tax adviser about the estate tax and income tax consequences of your particular situation.

Special requirements

If a contract owner dies, the following rules apply.

If the beneficiary (or the sole surviving joint contract owner) is not your spouse, and you die before the date annuity payments begin, then we must distribute all of your interest in the contract within five years of your death.

These distribution requirements will be satisfied if any portion of the deceased contract owner’s interest:

•	is payable to, or for the benefit of, any new contract owner, and

•	will be distributed over the new contract owner’s life, or over a period not extending beyond the life expectancy of any new contract owner.

Under the above conditions, distributions must begin within one year of your death.

If the beneficiary (or sole surviving joint contract owner) is your spouse, he or she can continue the contract, assuming the role of contract owner.

If an owner of the contract is not an individual, then the primary annuitant will be treated as the owner of the contract. In this situation, any change in the annuitant will be treated as the death of the contract owner.

SPOUSAL CONTINUATION

Your contract may be continued under spousal continuation if:

•	you die and your spouse is the only named beneficiary on the date of your death; or

•	your contract has two joint owners, and

•	one but not both joint owners dies before annuity payments begin;

Primary annuitant

Please note that the primary annuitant is determined in accordance with Section 72(s) of the Internal Revenue Code, which states that he or she is the person the events in the life of whom are of primary importance in affecting the timing or amount of the payout under the contract.

38	PROSPECTUS	OTHER CONTRACT FEATURES

•	the two joint owners were married to each other on the date of the deceased owner’s death; and

•	both joint owners were the only named concurrent beneficiaries on the date of the deceased owner’s death.

We must receive notice of election of spousal continuation by the 90th day after we receive proof in good order of the owner’s death. If the surviving spouse qualifies for spousal continuation and does not elect a method of death benefit payment by such 90th day, spousal continuation will be deemed to have been elected on that day. Spousal continuation will not satisfy minimum required distribution rules for qualified contracts other than IRAs.

Upon spousal continuation, if the death benefit proceeds that would have been paid upon the owner’s death exceed the accumulation value on the date used to calculate the death benefit, then we will credit the RS Money Market VIP Series variable investment option with an amount equal to the difference between the death benefit proceeds and the accumulation value. If applicable, the surviving spouse will replace the deceased owner as annuitant or contingent annuitant. The death benefit payable under the continued contract is the accumulation value at the end of the valuation period during which we receive proof of death of the surviving spouse, minus any annuity taxes.

All premium payments made prior to spousal continuation will not be subject to a deferred sales charge. All provisions of the contract with respect to deferred sales charges will apply to the partial withdrawal or surrender of any premium payments made after spousal continuation.

ENHANCED DEATH BENEFITS

When you buy your contract, you can choose to buy an enhanced death benefit rider. The enhanced death benefit riders are only available if the annuitants are under age 75. If a death benefit is payable and one of these options is in force, the beneficiary will receive either the death benefit described above or the enhanced death benefit, whichever is greater. You should consult your tax adviser prior to selecting any rider.

Two riders are offered:

•	the 7 Year Enhanced Death Benefit Rider which has a daily charge based on an annual rate of 0.20% of the net assets of your variable investment options, and

•	the Contract Anniversary Enhanced Death Benefit Rider, which has a daily charge based on an annual rate of 0.25% of the net assets of your variable investment options.

We may offer these riders to existing contract owners in the future. These riders are available only in states where they have been approved.

OTHER CONTRACT FEATURES	PROSPECTUS	39

7 Year Enhanced Death Benefit Rider

The enhanced death benefit under this rider is calculated as follows:

•	the accumulation value of the contract at the end of the reset date immediately preceding the annuitant’s death:

–	plus any premiums paid after the reset date
–	minus any partial withdrawals after the reset date
–	minus any deferred sales charges applicable to withdrawals after the reset date and annuity taxes.

The first reset date is on the seventh contract anniversary date. After this, each reset date will be each seventh contract anniversary date after that (i.e., the 14th, 21st and 28th contract anniversaries, and so on).

Contract Anniversary Enhanced Death Benefit Rider

The enhanced death benefit under this rider is calculated as follows:

•	the highest accumulation value of the contract on any contract anniversary before the annuitant’s 85th birthday:

–	plus any premiums paid after that contract anniversary
–	minus any partial withdrawals after that contract anniversary
–	minus any deferred sales charges and annuity taxes applicable to such withdrawals.

Owners who select this rider at the time their contract is issued may be eligible for waivers of deferred sales charges. See Contract costs and expenses – Contingent deferred sales charge.

We will terminate either enhanced death benefit rider on the earliest of the following dates:

•	the date the enhanced death benefit is paid out

•	the date the contract terminates

•	the date of the annuitant’s 85th birthday

•	the date annuity payments begin

•	the date we receive a written termination request from you.

Once a death benefit rider is terminated, it cannot be reinstated. The death benefit reverts to the basic death benefit, and no further charges will be deducted for this benefit. Please see Death Benefits.

EARNINGS BENEFIT RIDER

When you buy your contract, you can choose to buy an earnings benefit rider. You will pay a daily charge for this rider based on an annual rate of 0.25% of the net assets of your variable investment options.

The earnings benefit rider may in certain circumstances increase the death benefit payable, based on a percentage of your contract earnings up to a specified maximum limit of your adjusted premium payments. How we determine both earnings and adjusted premiums are described below.

40	PROSPECTUS	OTHER CONTRACT FEATURES

You should evaluate the following when considering this rider:

•

You will only receive the earnings benefit if there is investment growth (or “earnings”) in your contract value at the time of the annuitant’s death; otherwise we will not pay any earnings benefit under the rider.

•

Partial withdrawals may have the effect of reducing or eliminating the earnings benefit payment upon the annuitant’s death, because withdrawals reduce the premium amount used to determine if there is any gain in your contract.

•

If any change is made to the owner or annuitant after the purchase of the contract, we will not pay an earnings benefit, even though the charge for this benefit has been deducted prior to the time the change was made.

•	There are potential tax consequences associated with purchasing the rider. See the discussion of the potential tax consequences of electing this feature under Federal Tax Matters.

•	The charge for this rider will continue to be deducted even during periods when the rider would pay no benefit because there are no earnings.

We are seeking regulatory approval for this feature and will offer it in those jurisdictions where we have received such approval. Terms and conditions may differ between jurisdictions when the feature is approved. The earnings benefit rider is not available to current contract owners.

If the annuitant is 69 or younger when we issue the contract, the earnings benefit will be 40% of earnings at the time of the annuitant’s death (the accumulation value minus the adjusted premiums) with a maximum payment of 40% of adjusted premiums.

If the annuitant is between the age of 70 and 79 when we issue the contract, the earnings benefit will be 25% of earnings upon the annuitant’s death (the accumulation value minus the adjusted premiums), with a maximum payment of 25% of adjusted premiums.

Your spouse may continue a contract with the earnings benefit rider upon your death only if you are the annuitant and sole owner and your spouse is the sole beneficiary when the contract is issued. Any later changes in the annuitant or owner will prevent your spouse from continuing the rider. If your spouse is 80 or older upon your death, your spouse may not continue this rider.

If your spouse elects to continue this rider upon your death, we will credit the contract an amount equal to the amount by which the death benefit then payable under the contract (including the enhanced death benefit, if applicable) plus any earnings benefit payable exceeds the accumulation value of the contract on the date of death. This amount will be credited to the RS Money Market VIP Series variable investment option. Your spouse will be subject to the same fees, charges and expenses that were applicable to you, except that your spouse may not continue any riders (other than the earnings benefit rider) that had been elected for the contract, and charges will not be deducted for other rider benefits after your death.

OTHER CONTRACT FEATURES	PROSPECTUS	41

Upon the death of your surviving spouse before the annuity commencement date, the earnings benefit proceeds must be distributed to the beneficiaries named by your spouse or allocated to the contract if the beneficiaries continue the contract. However, the beneficiaries may not continue the rider. To determine the amount of any earnings benefit on the date of your spouse’s death, we begin by calculating two different numbers:

•

The first number is the amount of adjusted premiums as of your spouse’s death. This amount is the accumulation value at the time your spouse continued the contract (the sum of the contract death benefit, including any enhanced death benefit plus any earnings benefit), adjusted by:

•	Adding any net premiums contributed to the contract after your death

•	Proportional reductions for partial withdrawals (as explained below) taken from the contract after your death.

•	The second number is the accumulation value as of your spouse’s death minus the first number calculated immediately above.

If your spouse is age 69 or younger upon your death, the beneficiaries will receive 40% of the lesser of these amounts.

If your spouse is between ages 70 and 79 upon your death, the beneficiaries will receive 25% of the lesser of these two amounts.

In summary, upon your surviving spouse’s death, we calculate whether a second earnings benefit is payable based on a percentage of earnings from the time of your death until your spouse’s death (the second number indicated above). However, such amount payable may not be more than the specified percentage of the adjusted premiums (as explained in the first number indicated above).

As mentioned above, for purposes of calculating the earnings benefit, the amount of the premiums is adjusted for any partial withdrawals and any applicable deferred sales charges and annuity taxes. Each time you make a partial withdrawal, we will adjust premium amounts by multiplying the premium payment amount (or, if the amount has been previously adjusted, the adjusted premium payment amount) by:

your partial withdrawal amount, (including any deferred sales charges and annuity taxes)
the accumulation value of your contract prior to withdrawal.

We will terminate the earnings benefit rider on the earliest of the following dates:

•	the date the contract terminates

•	on the annuitant’s 90th birthday

•	the date annuity payments begin

42	PROSPECTUS	OTHER CONTRACT FEATURES

•	the date we receive a written termination request from you

•	the date of the annuitant’s death unless you are the annuitant and your spouse elects to continue the contract and rider

•	the date of your spouse’s death, if your spouse continued the rider, and

•	the date the owner, joint owner or annuitant is changed unless the change is the result of a surviving spouse’s decision to continue the contract.

Once the rider is terminated, it cannot be reinstated, and no further charges will be deducted for this benefit.

LIVING BENEFIT RIDER (REFERRED TO AS “DECADE”)

When you buy your contract, you can choose to buy a living benefit rider. In order to purchase this rider, the annuitant must be 74 years old or younger at the time we issue your contract. You will pay a daily charge for this rider based on an annual rate of 0.25% of the net assets of your variable investment options.

This rider provides for a living benefit on the tenth contract anniversary if the accumulation value of your contract on that date is less than your initial premium payment, adjusted as described below for any partial withdrawals you’ve made before that date. The living benefit amount you may receive is equal to the amount by which the adjusted initial premium payment exceeds your accumulation value on the tenth contract anniversary.

If you elect the living benefit rider, you will be subject to a number of special rules while the rider is in force:

•

We will not accept any additional premium payments into your contract. However, for contracts issued in connection with premium payments directed to us from other insurance companies, we may consider all such amounts when received as part of the initial premium payment for purposes of this rider.

•	You must allocate your net premiums at the time your contract is issued among the following groupings of allocation options. Each grouping is designated as an Asset Allocation Class.

10% –	RS Money Market VIP Series, RS Low Duration Bond VIP Series or The Fixed-Rate Option

40% –	RS Investment Quality Bond VIP Series, RS Low Duration Bond VIP Series, AIM V.I. Government Securities Fund, Van Kampen Life Investment Trust Government Portfolio or The Fixed-Rate Option.

40% –

RS Large Cap Alpha VIP Series, RS S&P 500 Index VIP Series, RS Asset Allocation VIP Series, RS High Yield Bond VIP Series, RS Large Cap Value VIP Series, RS Partners VIP Series, RS International Growth VIP Series, RS Value VIP Series, RS Equity Dividend VIP Series, Value Line Centurion Fund, Value Line

OTHER CONTRACT FEATURES	PROSPECTUS	43

Strategic Asset Management Trust, Gabelli Capital Asset Fund, AIM V.I. Capital Appreciation Fund, AIM V.I. Utilities Fund, AIM V.I. Core Equity Fund, AllianceBernstein VPS Value Portfolio, AllianceBernstein VPS Growth & Income Portfolio, Davis Real Estate Portfolio, Davis Value Portfolio, Fidelity VIP Contrafund Portfolio, Fidelity VIP Equity-Income Portfolio, Fidelity VIP Growth Opportunities Portfolio, Janus Aspen Portfolio, Jennison Portfolio, MFS Investors Trust Series, MFS Total Return Series, MFS Research Series or Van Kampen Life Investment Trust Growth and Income Portfolio.

10% –	RS Small Cap Growth Equity VIP Series, RS Emerging Markets VIP Series, RS MidCap Growth VIP Series, RS Global Natural Resources VIP Series, RS Technology Series, AllianceBernstein VPS Large Cap Growth Portfolio, AllianceBernstein VPS Global Thematic Growth Portfolio, Davis Financial Portfolio, Fidelity VIP Mid Cap Portfolio, Janus Aspen Enterprise Portfolio, Janus Aspen Forty Portfolio, Janus Aspen Worldwide Portfolio, MFS Growth Series, MFS New Discovery Series, or Templeton Growth Securities Fund.

•

On each quarterly anniversary, your accumulation value will be rebalanced to the allocation percentage listed above. If necessary, we will waive the usual fixed-rate option transfer restrictions to perform the rebalancing. Within each Asset Allocation Class, we will make shifts pro rata among the allocation options you have chosen for that class at the time of the rebalancing.

•	You may only make transfers to allocation options within the same Asset Allocation Class.

•	We will deduct any partial withdrawals from all allocation options pro rata. You will not be able to choose the allocation options from which withdrawals are made.

If you are eligible to receive the living benefit at the tenth contract anniversary, the living benefit amount will be credited to the RS Money Market VIP Series variable investment option.

As mentioned above, for the purposes of calculating the living benefit, the amount of the initial premium is adjusted for any partial withdrawals (including any applicable deferred sales charges) and annuity taxes. Each time you make a partial withdrawal, we will adjust the initial premium payment amount by multiplying the initial premium payment amount (or, if the amount has been previously adjusted, the adjusted initial premium payment amount) by:

your withdrawal amount
the accumulation value of your contract

We will terminate the living benefit rider on the earliest of the following dates:

•	the date we process any transaction requested by you that is inconsistent with the special rules outlined above

44	PROSPECTUS	OTHER CONTRACT FEATURES

•	the date the annuitant dies

•	the tenth contract anniversary

•	the date the contract terminates

•	the date annuity payments begin

•	the date we receive a written termination request from you.

If the contract is jointly owned by you and your spouse, your spouse may continue the contract and the rider after your death, provided the annuitant is still living.

This rider is only available if it is approved in your state. Once the rider is terminated, it cannot be reinstated, and no further charges will be deducted for this benefit.

OTHER CONTRACT FEATURES	PROSPECTUS	45

FINANCIAL INFORMATION

The value of your

account

To determine the value of your account, we multiply the number of accumulation units in each option by the current unit value for the option.

HOW WE CALCULATE UNIT VALUES

When you choose a variable investment option, you accumulate variable accumulation units. With the fixed-rate option, you accumulate fixed accumulation units. To calculate the number of accumulation units you buy with each payment, we divide the amount you invest in each option by the value of units in the option. We use the unit value next calculated after we have received and accepted your payment. We calculate unit values at the close of business of the New York Stock Exchange, usually at 4:00 p.m. New York City time, each day the Exchange is open for trading.

To determine the value of your account, we multiply the number of accumulation units in each option by the current unit value for the option.

The net investment factor is a measure of the investment experience of each variable investment option. We determine the net investment factor for a given valuation period as follows:

•	At the end of the valuation period we add together the net asset value of a Fund share and its portion of dividends and distributions made by the Fund during the period.

•	We divide this total by the net asset value of the particular Fund share calculated at the end of the preceding valuation period.

•

Finally we add up the daily charges (mortality and expense risks, administrative expenses, any annuity taxes, the death benefit riders and the living benefit rider where applicable) and subtract them from the above total.

46	PROSPECTUS	FINANCIAL INFORMATION

CONTRACT COSTS AND EXPENSES

The amount of a charge may not strictly correspond to the costs of providing the services or benefits indicated by the name of the charge or related to a particular contract, and we may profit from charges. For example, the contingent deferred sales charge may not fully cover all of the sales and distribution expenses actually incurred by GIAC, and proceeds from other charges, including the mortality and expense risk charge, may be used in part to cover these expenses.

No sales charges are deducted from your premium payments when you make them. However, the following charges do apply:

Expenses of the Funds

The Funds you choose through your variable investment options have their own management fees, 12b-1 fees, redemption fees and general operating expenses. The deduction of these fees and expenses is reflected in the per-share value of the Funds. They are fully described in the Funds’ prospectuses.

Mortality and expense risk charge

You will pay a daily charge based on an annual rate of 1.05% of the net assets of your variable investment options to cover our mortality and expense risks. Mortality risks arise from our promise to pay death benefits and make annuity payments to each annuitant for life. Expense risks arise from the possibility that the amounts we deduct to cover sales and administrative expenses may not be sufficient. We expect a profit from this charge and we can use any such profit for any legitimate corporate purpose including paying distribution expenses for the contracts.

Administrative expenses

You will also pay a daily charge based on an annual rate of 0.20% of the net assets of your variable investment options for our administrative expenses.

Contract fee

We deduct a yearly fee of $35 on each anniversary date of your contract. To pay this charge, we will cancel the number of accumulation units that is equal in value to the fee. We cancel accumulation units in the same proportion as the percentage of the contract’s accumulation value attributable to each variable investment option and the fixed-rate option. If you surrender your contract before the contract anniversary date, we will still deduct the contract fee for that year. We will waive the contract fee if the accumulation value is $100,000 or more on the anniversary date of your contract.

Costs and

expenses

No sales charges are deducted from your premium payments when you make them. However, the following charges will apply:

•	expenses of the Funds

•	mortality and expense risk charge

•	administrative expense

•	contract fee.

And the following charges may apply:

•	enhanced death benefit expense

•	living benefit expense

•	earnings benefit expense

•	deferred sales charge

•	partial withdrawal charge

•	annuity premium taxes

•	transfer charge

See accompanying text for details.

FINANCIAL INFORMATION	PROSPECTUS	47

Deferred sales

charges

Number of contract years completed from the date of premium payment	Contingent deferred sales charge (%)
0	7
1	6
2	5
3	4
4	3
5	2
6	1
7+	0

In addition, the following charges may apply:

Contingent deferred sales charge

If you make a partial withdrawal from your account or surrender your contract, you will pay a deferred sales charge on any amount that has been in your contract for less than seven contract years. This charge compensates us for expenses related to the sale of contracts. These include commissions to registered representatives, as well as promotional expenses.

When we calculate the deferred sales charge, all amounts taken out are assumed to come from the oldest premium. We do this to minimize the amount you owe. Deferred sales charges are listed in the table.

The deferred sales charge percentage is applied to the lesser of:

•	the premium payments you have made within seven contract years (84 months) before the date of your request for the withdrawal or surrender; or

•	the amount withdrawn or surrendered.

We don’t impose deferred sales charges on contracts bought by:

•	Guardian Life, its subsidiaries or any of their separate accounts

•	present or retired directors, officers, employees, general agents, or field representatives of Guardian Life or its subsidiaries

•	present or retired directors or officers of any of the Funds

•	present and retired directors, trustees, officers, partners, registered representatives and employees of broker-dealer firms that have written sales agreements with Guardian Investor Services LLC

•	immediate family members of the individuals named above, based on their status at the time the contract was purchased, limited to their:

–	spouses
–	children and grandchildren
–	parents and grandparents
–	brothers and sisters

•	trustees or custodians of any employee benefit plan, IRA, Keogh plan or trust established for the benefit of persons named in the second and third bullets above

•

clients of broker-dealers, financial institutions and registered investment advisers that have entered into an agreement with GIAC to participate in fee-based wrap accounts or similar programs to purchase contracts

•

Contract owners who elect the Contract Anniversary Enhanced Death Benefit Option at the time the contract is issued may have surrender charges waived if the contract owner is confined to a long term care facility or hospital for a continuous 90 day period commencing on or after the third contract anniversary or if the contract owner is diagnosed to have a terminal illness at any time while the contract is in force.

•

Contract owners of qualified contracts who are required by the terms of their qualified retirement plan document to withdraw part of the accumulation value of their contract and provide it to the plan administrator for calculation and funding, if applicable, of post- retirement health care benefits. That portion of their contract

48	PROSPECTUS	FINANCIAL INFORMATION

accumulation value that is withdrawn to fund post-retirement health care benefits, as determined by the plan administrator, will not be subject to a contingent deferred sales charge.

Enhanced death benefit expenses

If you choose one of the enhanced death benefit options and it is in effect, you will pay a daily charge based on an annual rate of 0.20% or 0.25% of the net assets of your variable investment options, depending on the option chosen.

Living benefit rider expense

If you choose the living benefit rider and it is in effect, you will pay a daily charge based on an annual rate of 0.25% of the net assets of your variable investment options.

Earnings benefit rider expense

If you choose the earnings benefit rider, you will pay a daily charge based on an annual rate of 0.25% of the net assets of your variable investment options. This fee is charged even during periods when this rider would not pay any benefits because there are no earnings.

Partial withdrawal charge

During the annuity period, under Option V-4, F-4 or F-5 if you make more than one partial withdrawal in a calendar quarter, you will pay an administrative charge equal to the lesser of $25 or 2% of the amount of the partial withdrawal.

Annuity taxes

Some states and municipalities may charge annuity taxes when premium payments are made or when you begin to receive annuity payments. These taxes currently range up to 3.5% of your premium payments.

In jurisdictions where the annuity tax is incurred when a premium payment is made we will pay the annuity tax on your behalf and then deduct the same amount from the value of your contract when you surrender it, or on your death, or it is applied under a payout option, whichever is first. We will do this only if permitted by applicable law.

Transfer charge

Currently, we do not charge for transfers. However, we reserve the right to charge up to $25 for each transfer. We will deduct this charge on a proportional basis from the options from which amounts are transferred.

FEDERAL TAX MATTERS

The following summary provides a general description of the Federal income tax considerations associated with the contract. It is not intended to be complete, to cover all tax situations or address state taxation issues. This summary is not intended as tax advice. You should consult a tax adviser for more complete information. This summary is based on our understanding of the present Federal income tax laws. We make no representation as to the likelihood of continuation of the present Federal income tax laws or as to how they may be interpreted by the Internal Revenue Service (IRS).

Tax advice

Consult your own tax adviser about your circumstances, any recent tax developments, and the impact of state tax laws.

FINANCIAL INFORMATION	PROSPECTUS	49

Deferring tax

When you invest in an annuity contract, you usually don’t pay taxes on your investment gains until you withdraw the money – generally for retirement purposes. In this way, annuity contracts have been recognized by the tax authorities as a legitimate means of deferring tax on investment income.

Employer-

sponsored or independent?

If you invest in a variable annuity as part of an individual retirement plan, pension plan or employer-sponsored retirement program, your contract is called a qualified contract. If your annuity is independent of any formal retirement or pension plan, it is termed a non-qualified contract.

We believe that our contracts will qualify as annuity contracts for Federal income tax purposes and the following summary assumes so. Further details are available in the Statement of Additional Information, under the heading Tax Status of the Contracts.

When you invest in an annuity contract, you usually don’t pay taxes on your investment gains until you withdraw the money – generally for retirement purposes. In this way, annuity contracts have been recognized by the tax authorities as a legitimate means of deferring tax on investment income.

We believe that if you are a natural person you won’t be taxed on increases in the accumulation value of a contract until a distribution occurs or until annuity payments begin. For these purposes, the agreement to assign or pledge any portion of a contract’s accumulation value and, in the case of a qualified contract (described below), any portion of an interest in the qualified plan generally will be treated as a distribution.

When annuity payments begin, you generally will be taxed only on the investment gains you have earned and not on the payments you made to purchase the contract. Generally, withdrawals from your annuity should only be made once you reach age 59 1/2, die or are disabled; otherwise a 10% tax penalty may be applied against any amounts included in income. Additional exceptions may apply to distributions from a qualified contract. You should consult a tax adviser with regard to exceptions from the penalty tax.

If you invest in a variable annuity as part of an individual retirement plan, pension plan or employer-sponsored retirement program, your contract is called a qualified contract. If your annuity is independent of any formal retirement or pension plan, it is termed a non-qualified contract.

Taxation of non-qualified contracts

Non-natural person – If a non-natural person owns a non-qualified annuity contract, the owner generally must include in income any increase in the excess of the accumulation value over the investment in the contract (generally, the premiums or other consideration paid for the contract) during the taxable year. There are some exceptions to this rule and a prospective owner that is not a natural person should discuss these with a tax adviser.

This following summary generally applies to contracts owned by natural persons.

Withdrawals before the annuity commencement date – When a withdrawal from a non-qualified contract occurs, the amount received will be treated as ordinary income subject to tax up to an amount equal to any excess of the accumulation value immediately before the distribution that exceeds the owner’s investment in the contract.

50	PROSPECTUS	FINANCIAL INFORMATION

Generally, the owner’s investment in the contract is the amount equal to the premiums or other consideration paid for the contract, reduced by any amounts previously distributed from the contract that were not subject to tax at that time. In the case of a surrender under a non-qualified contract, the amount received generally will be taxable only to the extent it exceeds the owner’s investment in the contract.

Withdrawals after the annuity commencement date – After the Annuity Commencement Date under Option V-4, F-4 and F-5, the payee has the right to withdraw a portion of the present value of the remaining payments. In a recent ruling, the IRS concluded that a partial withdrawal on or after the annuity starting date is ordinary income subject to tax up to an amount equal to any excess of the cash value (determined without surrender charges) immediately before the withdrawal over the owner’s investment in the contract at the time (i.e., on an income first basis). In prior rulings, the IRS had concluded that the entire amount received as a partial withdrawal on or after the annuity starting date from a non-qualified contract was to be taxed as ordinary income (i.e., on an all taxable basis). GIAC currently intends to report amounts received as partial withdrawals pursuant to the income first basis set forth in the IRS’s most recent ruling. Given the uncertainty in this area, you should consult a tax adviser regarding the tax consequences to you of a partial withdrawal under Option V-4, F-4 or F-5. Other rules may apply to partial withdrawals from qualified contracts that elect Option V-4, F-4 or F-5.

Penalty tax on certain withdrawals – In the case of a distribution from a non-qualified contract, a federal tax penalty may be imposed equal to 10% of the amount treated as income. However, there is generally no penalty on distributions that are:

•	made on or after the taxpayer reaches age 59 1/2

•	made from an immediate annuity contract

•	made on or after the death of an owner

•	attributable to the taxpayer’s becoming disabled, or

•	made as part of a series of substantially equal periodic payments for the life – or life expectancy – of the taxpayer.

If you receive systematic payments that you intend to qualify for the substantially equal periodic payment exception, changes to your systematic payments before you reach age 59 1/2 or within five years (whichever is later) after beginning your systematic payments will result in the retroactive imposition of the 10% tax penalty with interest. In addition, you should note that distributions made before you reach age 59 1/2 under Option V-4, F-4, F-5 or any other option that provides for a period certain annuity in connection with a deferred annuity contract may be subject to the 10% tax penalty.

Other exceptions may apply under certain circumstances. Special rules may also apply to the exceptions noted above. You should consult a tax adviser with regard to exceptions from the penalty tax. In particular, you

FINANCIAL INFORMATION	PROSPECTUS	51

Taxation of

annuity payments

Once your investment in the contract has been fully recovered, the full amount of each annuity payment is subject to tax as ordinary income.

should consult a tax adviser if you wish to take partial withdrawals in addition to the annuity payments made under an election of Option V-4, F-4 or F-5 in connection with an immediate annuity contract.

Annuity payments – Although tax consequences may vary depending on the payout option elected under an annuity contract, a portion of each annuity payment is generally not taxed, and the remainder is taxed as ordinary income. The non-taxable portion of an annuity payment is generally determined so that you recover your investment in the contract ratably on a tax-free basis over the expected stream of annuity payments, as determined when annuity payments begin. However, once your investment in the contract has been fully recovered, the full amount of each annuity payment is subject to tax as ordinary income.

Taxation of death benefits – Amounts may be distributed from a contract because of your death or the death of the annuitant. Generally, such amounts are included in the income of the recipient as follows:

•	if distributed in a lump sum, they are taxed in the same manner as a surrender of the contract

•	if distributed under a payout option, they are taxed in the same way as annuity payments.

Transfers, assignments and contract exchanges – Transferring or assigning ownership of a contract, designating an annuitant, selecting certain maturity dates or exchanging a contract may result in certain tax consequences to you that are not outlined here. For example, such transactions may result in federal gift taxes for you and federal and state income taxes for the new owner, annuitant or payee. If you are considering any such transaction, you should consult a professional tax adviser.

Withholding tax – Annuity distributions are generally subject to withholding for the recipient’s federal income tax liability. However, recipients can generally choose not to have tax withheld from distributions.

Separate account charges – It is possible that the IRS may take the position that fees deducted for certain optional benefits are deemed to be taxable distributions to you. In particular, the IRS may treat fees deducted for the optional benefits as taxable withdrawals, which might also be subject to a tax penalty if such withdrawals occur prior to age 59 1/2. Although we do not believe that the fees associated with any optional benefit provided under the contract should be treated as taxable withdrawals, you should consult your tax advisor prior to selecting any optional benefit under the contract.

Multiple contracts – All non-qualified deferred annuity contracts issued by GIAC or its affiliates to the same owner during any calendar year are treated as one annuity contract for purposes of determining the amount included in the contract owner’s income when a taxable distribution occurs.

52	PROSPECTUS	FINANCIAL INFORMATION

Taxation of qualified contracts

Qualified arrangements receive tax deferred treatment as a formal retirement or pension plan through provisions of the Internal Revenue Code. There is no added tax deferred benefit of funding such qualified arrangements with tax deferred annuities. While the contract will not provide additional tax benefits, it does provide other features and benefits such as death benefit protection and the possibility for income guaranteed for life.

Your rights under a qualified contract may be subject to the terms of the retirement plan itself, regardless of the terms of the qualified contract. Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions with respect to the contract comply with the law.

Individual Retirement Accounts (IRAs) – As defined in Sections 219 and 408 of the Internal Revenue Code, individuals are allowed to make annual contributions to an IRA of up to the lesser of the specified annual amount or 100% of the compensation includable in their gross income. All or a portion of these contributions may be deductible, depending on the person’s income.

Distributions from certain retirement plans may be rolled over into an IRA on a tax-deferred basis without regard to these limits. SIMPLE IRAs under Section 408(p) of the Internal Revenue Code and Roth IRAs under Section 408A, may also be used in connection with variable annuity contracts.

SIMPLE IRAs allow employees to defer a percentage of annual compensation up to a specified annual amount to a retirement plan, if the sponsoring employer makes matching or non-elective contributions that meet the requirements of the Internal Revenue Code. The penalty for a premature distribution from a SIMPLE IRA that occurs within the first two years after the employee begins to participate in the plan is 25%, instead of the usual 10%.

Contributions to Roth IRAs are not tax-deductible, and contributions must be made in cash or as a rollover or transfer from another Roth IRA or IRA. A rollover or conversion of an IRA to a Roth IRA may be subject to tax. You may wish to consult a tax adviser before combining any converted amounts with any other Roth IRA contributions, including any other conversion amounts from other tax years.

Distributions from Roth IRAs are generally not taxed. In addition to the income tax and 10% penalty which generally applies to distributions of earnings made before age 59 1/2, income tax and a 10% penalty will be imposed for any distribution of earnings made from a Roth IRA during the five taxable years starting after you first contribute to any Roth IRA. A 10% penalty tax may apply to amounts attributable to a conversion from an IRA if they are distributed during the five taxable years beginning with the year in which the conversion was made.

Corporate pension and profit-sharing plans – Under Section 401(a) of the Internal Revenue Code, corporate employers are allowed to establish

FINANCIAL INFORMATION	PROSPECTUS	53

various types of retirement plans for employees, and self-employed individuals are allowed to establish qualified plans for themselves and their employees.

Adverse tax consequences to the retirement plan, the participant or both may result if the contract is transferred to any individual as a means of providing benefit payments, unless the plan complies with all applicable requirements before transferring the contract.

Tax-sheltered annuities – Pursuant to new tax regulations, starting January 1, 2009 the contract is not available for purchase under a 403(b) plan and we do not accept additional premiums or transfers to existing 403(b) contracts. Under Section 403(b) of the Internal Revenue Code, public schools and other eligible employers are allowed to purchase annuity contracts and mutual fund shares through custodial accounts on behalf of employees. Generally, these purchase payments are excluded for tax purposes from employee gross incomes. However, these payments may be subject to FICA (Social Security) taxes.

Distributions of salary reduction contributions and earnings (other than your salary reduction accumulation as of December 31, 1988) are not allowed before age 59 1/2, severance from employment, death or disability. Salary reduction contributions may also be distributed upon hardship, but would generally be subject to penalties. For contracts issued after 2008, amounts attributable to nonelective contributions may be subject to distribution restrictions specified in the employer’s section 403(b) plan. Pursuant to new tax regulations, we generally are required to confirm, with your 403(b) plan sponsor or otherwise, that surrenders, withdrawals or transfers you request from an existing 403(b) contract comply with applicable tax requirements before we process your request.

Penalty tax on certain withdrawals – Distributions from certain qualified contracts may be subject to ordinary income taxes and a 10% federal tax penalty on the amount treated as income. However, there is generally no penalty on distributions that are:

•	made on or after the taxpayer reaches age 59 1/2

•	made on or after the death of an owner

•	attributable to the taxpayer’s becoming disabled

•	made to pay deductible medical expenses

•	made to pay medical insurance premiums if you are unemployed

•	made to pay for qualified higher education expenses

•	made for a qualified first time home purchase up to $10,000

•	made as a qualified reservist distribution

•	for IRS levies, or

•	made as part of a series of substantially equal periodic payments for the life or life expectancy of the taxpayer.

If you receive systematic payments that you intend to qualify for the substantially equal periodic payment exception, changes to your systematic payments before you reach age 59 1/2 or within five years (whichever is later) after beginning your systematic payments will result in the retroactive imposition of the 10% tax penalty with interest. In addition, you should note that distributions made before you reach age 59 1/2 under Option V-4, F-4, F-5 or any other option that provides for a period certain annuity may be subject to the 10% tax penalty.

54	PROSPECTUS	FINANCIAL INFORMATION

Other exceptions may apply under certain circumstances and certain exceptions may not be applicable to all types of plans. Special rules may also apply to the exceptions noted above. You should consult a tax adviser with regard to exceptions from the tax penalty. In particular, you should consult a tax adviser if you wish to take partial withdrawals in addition to the annuity payments made under an election of Option V-4, F-4 and F-5.

Other tax issues – You should note that the annuity contract includes a death benefit that in some cases may exceed the greater of the purchase payments or the contract value. The death benefit could be viewed as an incidental benefit, the amount of which is limited in any 401(a) or 403(b) plan. Because the death benefit may exceed this limitation, employers using the contract in connection with corporate pension and profit-sharing plans, or tax-sheltered annuities, should consult their tax adviser. The IRS has not reviewed the contract for qualification as an IRA, and has not addressed in a ruling of general applicability whether a death benefit provision such as those available under this contract comport with IRA qualification requirements.

In the case of a withdrawal under a qualified contract, a ratable portion of the amount received is taxable, generally based on the ratio of the “investment in the contract” to the individual’s total account balance or accrued benefit under the retirement plan. The “investment to the contract” generally equals the amount of any non-deductible purchase payments paid by or on behalf of any individual. In many cases, the “investment in the contract” under a qualified contract can be zero.

Qualified contracts other than Roth IRAs have minimum distribution rules that govern the timing and amount of distributions. You should refer to your retirement plan, adoption agreement or consult a tax adviser for more information about these distribution rules. If you are attempting to satisfy these rules through partial withdrawals before the annuity commencement date, the value of any enhanced death benefit or other optional rider may need to be included in calculating the amount required to be distributed. Consult a tax advisor. Pursuant to special legislation, required minimum distributions for the 2009 tax year generally are not required, and 2009 distributions that otherwise would be required minimum distributions may be eligible for rollover. In addition, you should note that distributions made under Option V-4, F-4 or F-5 may not satisfy these minimum distribution rules.

Pension and annuity distributions generally are subject to withholding for the recipient’s federal income tax liability at rates that vary according to the type of distribution and the recipient’s tax status. Recipients generally are provided the opportunity to elect not to have tax withheld from distributions. Taxable “eligible rollover distributions” from section 401(a), 403(a), 403(b), and governmental 457 plans are subject to a mandatory federal income tax withholding of 20%. For this purpose, an eligible rollover distribution is any distribution to an employee (or the employee’s surviving spouse in the case of the employee’s death or the employee’s former spouse in the case of an alternate payee under a qualified domestic relations order) from such a plan, except certain distributions such as

FINANCIAL INFORMATION	PROSPECTUS	55

distributions required by the Internal Revenue Code, hardship distributions or distributions in a specified annuity form. The 20% withholding does not apply, however, if the employee chooses a direct rollover from the plan to a tax-qualified plan, 403(b) plan, IRA or governmental section 457(b) plan that separately accounts for rollover amounts.

Federal Estate Taxes

While no attempt is being made to discuss the federal estate tax implications of the contract, a purchaser should keep in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent’s gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning advisor for more information.

Generation-Skipping Transfer Tax

Under certain circumstances, the Internal Revenue Code may impose a “generation skipping transfer tax” when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the contract owner. Regulations issued under the Internal Revenue Code may require us to deduct the tax from your contract, or from any applicable payment, and pay it directly to the IRS.

Annuity purchases by nonresident aliens and foreign corporations

The discussion above provides general information regarding U.S. federal income tax consequences to life insurance purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S. state, and foreign taxation with respect to an annuity contract purchase.

Our income taxes

At the present time, we make no charge for any federal, state or local taxes – other than the charge for state and local premium taxes that we incur – that may be attributable to the investment divisions of the Separate Account or to the contracts. We do have the right in the future to make additional charges for any such tax or other economic burden resulting from the application of the tax laws that we determine is attributable to the investment divisions of the Separate Account or the contracts.

Under current laws in several states, we may incur state and local taxes in addition to premium taxes. These taxes are not now significant and we are not currently charging for them. If they increase, we may deduct charges for such taxes.

The benefit of any foreign tax credits attributable to taxes paid by certain variable investment options to foreign jurisdictions cannot be passed

56	PROSPECTUS	FINANCIAL INFORMATION

through to you and thus we may benefit from such credit to the extent permitted under federal tax law.

Possible tax law changes

Although the likelihood of legislative change is uncertain, there is always the possibility that the tax treatment of the contract could change by legislation or otherwise. You should consult a tax adviser with respect to legislative developments and their effect on the contract.

We have the right to modify the contract in response to legislative changes that could otherwise diminish the favorable tax treatment annuity contract owners currently receive. We make no guarantee regarding the tax status of any contract and do not intend this summary as tax advice.

PERFORMANCE RESULTS

From time to time, we may show performance information for the Separate Account’s investment divisions in advertisements, sales literature or other materials provided to existing or prospective contract owners. We may also provide an existing or prospective contract owner with reports which use historical performance on a hypothetical basis to demonstrate how the choice of alternate underlying investment options would have impacted the accumulation value, surrender value and death benefit during the accumulation phase and the amounts of annuity payments during the payout phase of the contract. These materials are based upon historical information and are not necessarily representative of future performance. When we show performance, we’ll always include SEC standard performance, which reflects all fees and charges for specified periods. We may also show non-standard performance, for example, without showing the effect of certain charges such as deferred sales charges.

Among the key performance measures we use are total returns and yields.

Total returns include: average annual total return, total return, and change in accumulation unit value – all of which reflect the change in the value of an investment in an investment division of the Separate Account over a specified period, assuming the reinvestment of all income dividends and capital gains distributions.

Yield figures may be quoted for investments in shares of the RS Money Market VIP Series and other investment divisions. Current yield is a measure of the income earned on a hypothetical investment over a specified base period of seven days for the RS Money Market VIP Series investment division, and 30 days (or one month) for other investment divisions. Effective yield is another measure which may be quoted by the RS Money Market VIP Series investment division, which assumes that the net investment income earned during a base period will be earned and reinvested for a year. Yields are expressed as a percentage of the value of an accumulation unit at the beginning of the base period. Yields are annualized, which assumes that an investment division will generate

Gender-neutral and gender-distinct tables

As a result of a U.S. Supreme Court ruling, employer-related plans must use rate tables that are gender-neutral to calculate annuity purchase rates. We have revised our tables for employer-related plans and filed them in the states where we do business. We will continue to use our gender-distinct tables in all other contracts, unless it is prohibited by state law. In those cases our gender-neutral tables will be used.

FINANCIAL INFORMATION	PROSPECTUS	57

the same level of net investment income over a one-year period. However, yields fluctuate daily.

Advertisements and sales literature for the Separate Account’s investment divisions may compare a Fund’s performance to that of investments offered through the separate accounts of other insurance companies that have similar investment objectives or programs. Promotional material may also compare a Fund’s performance to one or more indices of the types of securities which the Fund buys and sells for its portfolio. Performance comparisons may be illustrated by tables, graphs or charts. Additionally, promotional material may refer to:

•	the types and characteristics of certain securities

•	features of a Fund’s portfolio

•	financial markets

•	historical, current or perceived economic trends, and

•	topics of general investor interest, such as personal financial planning.

In addition, advertisements and sales literature may refer to or reprint all or portions of articles, reports or independent rankings or ratings which relate specifically to the investment divisions or to other comparable investments. However, such material will not be used to indicate future performance.

Advertisements and sales literature about the variable annuity contract and the Separate Account may also refer to ratings given to GIAC by insurance company rating organizations such as:

•	Moody’s Investors Service, Inc.

•	Standard & Poor’s Ratings Group

•	A.M. Best & Co.

•	Duff & Phelps.

These ratings relate only to GIAC’s ability to meet its obligations under the contract’s fixed-rate option and to pay death benefits and living benefits provided under the contract, not to the performance or safety of the variable investment options.

Further information about the performance of each investment division is contained in their respective annual reports, which may be obtained from GIS free of charge.

58	PROSPECTUS	FINANCIAL INFORMATION

YOUR RIGHTS AND RESPONSIBILITIES

TELEPHONIC AND ELECTRONIC SERVICES

We will process certain transactions by telephone if you have authorized us to do so. We currently take fund transfer requests and changes in future allocations over the phone. If you would like this privilege, please complete an authorization form, or complete the appropriate section of your application. Once we have your authorization on file, you can authorize permitted transactions over the telephone by calling 1-800-533-0099 between 9:00 a.m. and the close of the New York Stock Exchange, generally 4:00 p.m. New York City time.

In addition to telephone services, we offer you the ability to use your personal computer to receive documents electronically, review your account information and to perform other specified transactions. If you want to participate in any or all of our electronic programs, we ask that you visit our website for information and registration. If you choose to participate in the electronic document delivery program, you will receive financial reports, prospectuses, confirmations and other information via the Internet. You will not receive paper copies.

Generally, you are automatically eligible to use these services when they are available. You must notify us if you do not want to participate in any or all of these programs. You may reinstate these services at any time. You bear the risk of possible loss if someone gives us unauthorized or fraudulent registration or instructions for your account so long as we believe the registration or instructions to be genuine and we have followed reasonable procedures to confirm that the registration or instructions communicated by telephone or electronically are genuine. If we do not follow reasonable procedures to confirm that the registration or instructions communicated by telephone or electronically are genuine, we may be liable for any losses. Please take precautions to protect yourself from fraud. Keep your account information and PIN number private and immediately review your statements and confirmations. Contact us immediately about any transactions you believe to be unauthorized.

We may change, suspend or eliminate telephone or Internet privileges at any time, without prior notice. We reserve the right to refuse any transaction request that we believe would be disruptive to contract administration or is not in the best interests of the contract owners or the Separate Account. Telephone and Internet services may be interrupted or response times slow if we are experiencing physical or technical difficulties, or economic or market emergency conditions. While we are experiencing such difficulties we ask you to send your request by regular or express mail and we will process it using the accumulation unit value first calculated after we receive the request. We will not be responsible or liable for: any inaccuracy, error or delay in or omission of any information you transmit or deliver to us; any loss or damage you may incur because of such inaccuracy, error, delay, omission or non-performance; or any interruption resulting from emergency circumstances.

YOUR RIGHTS AND RESPONSIBILITIES	PROSPECTUS	59

Free-look period

During the 10-day period after receiving your contract, the free-look period, you have the right to examine your contract and return it for cancellation if you change your mind about buying it.

VOTING RIGHTS

We own the Fund’s shares, but you may have voting rights in the various Funds. To the extent that we are required by law, we will cast our votes according to the instructions of those contract owners who have an interest in variable investment options investing in Funds holding a shareholder vote, as of the shareholder meeting record date. Those votes for which we receive no instructions will be voted in the same proportion as those we have received instructions for. Because of this proportional voting, a small number of contractowners could control the outcome of the vote. We’ll solicit instructions when the Funds hold shareholder votes. We have the right to restrict contract owner voting instructions if the laws change to allow us to do so.

The owner of the contract has voting rights until the date annuity payments begin. After that date, rights switch to the annuitant. Voting rights diminish with the reduction of your contract value. The fixed-rate option has no voting rights.

YOUR RIGHT TO CANCEL THE CONTRACT

During the 10-day period after receiving your contract, the free-look period, you have the right to examine your contract and return it for cancellation if you change your mind about buying it. Longer periods may apply in some states.

In order to cancel your contract, we must receive both the contract and your cancellation notice in good order. You can forward these documents to GIAC’s customer service office or to the registered representative who sold you the contract. If you mail the notice, we consider it received on the postmark date, provided it has been properly addressed and the full postage has been paid.

Upon cancellation, we’ll refund to you:

•

the difference between the gross premiums you paid (including contract fees, annuity taxes and other charges) and the amounts we allocated to the variable investment and fixed-rate options you chose; and

•	the accumulation value of the contract on the date we receive your cancellation.

If state law requires, you will receive the total premium you paid for the contract instead.

60	PROSPECTUS	YOUR RIGHTS AND RESPONSIBILITIES

DISTRIBUTION OF THE CONTRACT

The variable annuity contract is sold by insurance agents who are licensed by GIAC and who are either registered representatives of Guardian Investor Services LLC (GIS) or of broker-dealer firms which have entered into sales agreements with GIS and GIAC. GIS and such other broker-dealers (including Park Avenue Securities LLC, a wholly owned subsidiary of GIAC) are members of the Financial Industry Regulatory Authority (FINRA).

GIAC will generally pay commissions to these individuals or broker-dealer firms for the sale of contracts. When we compensate a firm, the representative responsible for the sale of the contract will receive a portion of the compensation based on the practice of the firm. Commissions may vary, but will not exceed the limits of applicable laws and regulations.

Currently, there are several compensation programs from which these individuals or firms may choose. One compensation program is based on a percentage of each contract premium payment up to a maximum of 7%. The other compensation programs provide a lower initial commission on each premium payment but allow for ongoing annual compensation based on a percentage of the contract value. Typically, the additional annual compensation begins only after the completion of a certain number of contract years. Also, additional annual compensation may be payable while certain contract riders are in effect or under variable payout options. The maximum annual compensation possible based on contract value is 1%.

We reserve the right to pay any compensation permissible under applicable state law and regulations, including for example, additional sales or service compensation while a contract is in force or additional amounts paid in connection with special promotional incentives. In addition, we may compensate certain individuals or firms for the sale of contracts in the form of commission overrides, expense allowances, bonuses, wholesaler fees and training allowances. Individuals may also qualify for non-cash compensation such as expense-paid trips and educational seminars.

If you return your contract under the right to cancel provisions, the representative may have to return some or all of any commissions we have paid.

The fees and charges imposed under the contract defray the costs of commissions and other sales expenses. You are not charged directly for commissions or other compensation paid for the sale of the contract, but those expenses are considered in setting the levels of the charges that you do pay.

The principal underwriter of the contracts is GIS, located at 7 Hanover Square, New York, New York 10004.

YOUR RIGHTS AND RESPONSIBILITIES	PROSPECTUS	61

SPECIAL TERMS USED IN THIS PROSPECTUS

Accumulation period

The period between the issue date of the contract and the annuity commencement date.

Accumulation unit

A measure used to determine the value of a contract owner’s interest under the contract before annuity payments begin. The contract has variable accumulation units and fixed accumulation units.

Accumulation value

The value of all the accumulation units in the variable investment options and/or the fixed-rate option credited to a contract.

Annuitant

The person on whose life the annuity payments are based and on whose death, prior to the annuity commencement date, benefits under the contract are paid.

Annuity commencement date

The date on which annuity payments under the contract begin.

Annuity Payments

Periodic payments, either variable or fixed in nature, made by GIAC to the contract owner at monthly intervals after the annuity commencement date.

Annuity unit

A measure used to determine the amount of any variable annuity payment.

Business day

Each day the New York Stock Exchange is open for trading and GIAC is open for business.

Contract anniversary date

The annual anniversary measured from the issue date of the contract.

Contract owner

You (or your); the person(s) or entity designated as the owner in the contract.

Funds

The open-end management investment companies, each corresponding to a variable investment option. The Funds are listed on the front cover of this prospectus.

Good order

Notice from any party authorized to initiate a transaction under this contract, received in a format satisfactory to GIAC at its customer service office, that contains all information required by GIAC to process that transaction. For telephone transfer instructions, good order also means that the telephone call must be received on a business day and completed no later than the close of the New York Stock Exchange, generally 4:00 p.m. New York City time, on that day in order to receive that day’s unit value.

Valuation period

The time period from the determination of one accumulation unit and annuity unit value to the next.

Variable investment options

The Funds underlying the contract are the variable investment options – as distinguished from the fixed-rate option – available for allocations of net premium payments and accumulation values.

62	PROSPECTUS	SPECIAL TERMS USED IN THIS PROSPECTUS

OTHER INFORMATION

LEGAL PROCEEDINGS

The Separate Account, GIAC and GIS are not parties to any pending material legal proceeding.

WHERE TO GET MORE INFORMATION

Our Statement of Additional Information (SAI) has more details about the contract described in this prospectus. If you would like a free copy, please call us toll-free at 1-800-221-3253, or write to us at the following address:

The Guardian Insurance & Annuity Company, Inc. Customer Service Office Box 26210 Lehigh Valley, Pennsylvania 18002

The SAI contains the following information:

•	Services to the Separate Account

•	Annuity payments

•	Tax status of the contracts

•	Calculation of Yield Quotations for the RS Money Market VIP Series Investment Division

•	Valuation of assets of the Separate Account

•	Qualified plan transferability restrictions

•	Experts

•	Financial statements

OTHER INFORMATION	PROSPECTUS	63

APPENDIX A – SUMMARY FINANCIAL INFORMATION

The following two charts containing accumulation unit information for the time periods indicated are derived from the financial statements of Separate Account E, which were audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, for the year ending December 31, 2008. The data in the charts should be read in conjunction with the financial statements, related notes and other financial information for Separate Account E which are included in the Statement of Additional Information.

The Separate Account commenced operations on September 15, 1997. All accumulation unit values when they first became available began at an accumulation unit value of $10.00. If no data appears for a particular accumulation unit value or rider, then that funding option or rider was not available at that time or there were no outstanding accumulation units. The accumulation unit value as indicated for the end of one year is also the accumulation unit value at the beginning of the next year.

Variable accumulation unit value for an accumulation unit value outstanding throughout the period:

7yrEDB = Seven Year Enhanced Death Benefit	LB = Living Benefit
CAEDB = Contract Anniversary Enhanced Death Benefit	EB = Earnings Benefit

	CONTRACT TYPE
INVESTMENT OPTION	YEAR END	REGULAR CONTRACT	LB or EB	7 Yr EDB	7 Yr EDB and LB or EB	7 Yr EDB LB and EB	CAEDB	CAEDB and LB or EB	CAEDB LB and EB
RS Core Equity VIP Series	2008	$9.25	$6.08	$9.04	$5.98	$—	$6.79	$5.95	$8.89
	2007	13.31	8.78	13.04	8.64	—	9.80	8.60	12.89
	2006	11.70	7.74	11.49	7.63	—	8.63	7.60	11.42
	2005	10.11	6.70	9.94	6.62	—	7.48	6.60	9.93
	2004	9.81	6.52	9.67	6.45	—	7.28	6.44	9.72
	2003	9.37	6.24	9.26	6.19	—	6.97	6.18	9.35
	2002	7.82	5.22	7.73	5.19	—	5.83	5.18	—
	2001	10.00	6.70	9.92	6.67	—	7.47	6.66	—
	2000	12.89	8.65	12.81	8.64	—	9.66	8.63	—
	1999	16.00	10.77	15.93	—	—	12.02	—	—
RS S&P 500 Index VIP Series	2008	6.85	6.39	6.73	6.28	—	6.69	6.25	7.82
	2007	11.04	10.33	10.86	10.16	—	10.82	10.12	12.69
	2006	10.63	9.96	10.47	9.82	—	10.44	9.79	12.31
	2005	9.32	8.76	9.20	8.66	—	9.18	8.63	10.87
	2004	9.03	8.51	8.93	8.42	—	8.91	8.40	10.61
	2003	8.27	7.81	8.20	7.75	—	8.18	7.73	9.79
	2002	6.53	6.18	6.49	6.14	—	6.48	6.14	—
	2001	8.52	8.09	8.48	8.07	—	8.47	8.05
	2000	9.80	9.32	9.77	—	—	9.77	—	—
	1999	10.86	10.37	10.86	—	—	10.86	—	—
RS Asset Allocation VIP Series	2008	7.93	7.42	7.79	—	—	7.75	7.25	7.80
	2007	12.81	12.01	12.60	—	—	12.54	11.77	12.69
	2006	12.33	11.58	12.15	—	—	12.10	11.38	12.31
	2005	11.01	10.37	10.87	—	—	10.84	10.22	11.08
	2004	10.68	10.09	10.57	—	—	10.54	9.96	10.83
	2003	9.81	9.29	9.72	—	—	9.70	9.19	10.02
	2002	7.78	7.38	7.73	—	—	7.71	7.33	—
	2001	9.83	—	9.79	—	—	9.77	9.31	—
	2000	10.94	10.44	10.92	—	—	10.91	10.41	—
	1999	10.76	—	10.75	—	—	10.75	—	—
RS High Yield Bond VIP Series	2008	10.50	10.00	10.31	—	—	10.26	9.78	10.11
	2007	13.43	12.82	13.21	—	—	13.16	12.57	13.03
	2006	13.44	12.87	13.25	12.69	—	13.20	12.64	13.13
	2005	12.47	11.97	12.31	11.82	—	12.28	11.79	12.28
	2004	12.23	11.76	12.10	11.64	—	12.06	11.61	12.12
	2003	11.34	10.93	11.24	10.84		11.21	10.82	11.33
	2002	9.73	9.41	9.67	—	—	9.65	9.34	—
	2001	9.73	9.43	9.68	—	—	9.67	—	—
	2000	9.51	—	9.49	—	—	9.48	9.22	—
	1999	10.26	—	10.25	—	—	10.25	—	—

64	PROSPECTUS	APPENDIX

7yrEDB = Seven Year Enhanced Death Benefit	LB = Living Benefit
CAEDB = Contract Anniversary Enhanced Death Benefit	EB = Earnings Benefit

	CONTRACT TYPE
INVESTMENT OPTION	YEAR END	REGULAR CONTRACT	LB or EB	7 Yr EDB	7 Yr EDB and LB or EB	7 Yr EDB LB and EB	CAEDB	CAEDB and LB or EB	CAEDB LB and EB
RS Low Duration Bond VIP Series	2008	$10.99	$10.84	$10.87	$—	$—	$10.84	$10.70	$—
	2007	10.75	10.63	10.65	—	—	10.63	10.52	—
	2006	10.32	10.23	10.25	—	—	10.23	10.15	—
	2005	10.04	9.98	9.99	—	—	9.98	9.92	—
	2004	10.04	10.01	10.01	—	—	10.01	9.97	—
	2003	10.08	10.07	10.07	—	—	10.07	10.06	—
	2002	—	—	—	—	—	—	—	—
	2001	—	—	—	—	—	—	—	—
	2000	—	—	—	—	—	—	—	—
	1999	—	—	—	—	—	—	—	—
RS Large Cap Value VIP Series	2008	10.84	10.68	10.71	—	—	10.68	10.52	—
	2007	18.38	18.15	18.20	—	—	18.15	17.93	—
	2006	18.55	18.36	18.40	—	—	18.36	18.19	—
	2005	15.88	15.76	15.78	—	—	15.76	15.65	—
	2004	14.66	14.59	14.61	—	—	14.59	14.53	—
	2003	13.06	13.03	13.03	—	—	13.03	13.00	—
	2002	—	—	—	—	—	—	—	—
	2001	—	—	—	—	—	—	—	—
	2000	—	—	—	—	—	—	—	—
	1999	—	—	—	—	—	—	—	—
RS Partners VIP Series	2008	10.98	10.82	10.85	—	—	10.82	10.66	—
	2007	16.84	16.64	16.68	—	—	16.64	16.43	—
	2006	17.41	17.24	17.27	—	—	17.24	17.07	—
	2005	16.12	16.01	16.03	—	—	16.01	15.89	—
	2004	15.67	15.59	15.61	—	—	15.59	15.52	—
	2003	13.39	13.36	13.36	—	—	13.36	13.33	—
	2002	—	—	—	—	—	—	—	—
	2001	—	—	—	—	—	—	—	—
	2000	—	—	—	—	—	—	—	—
	1999	—	—	—	—	—	—	—	—
RS Small Cap Core Equity VIP Series	2008	11.37	9.63	11.12	9.45	9.41	11.65	9.41	9.38
	2007	17.77	15.08	17.40	14.84	14.81	18.26	14.78	14.76
	2006	17.11	14.56	16.80	14.35	14.36	17.63	14.30	14.33
	2005	14.79	12.61	14.55	12.46	12.50	15.27	12.42	12.48
	2004	14.95	12.79	14.74	12.66	12.73	15.48	12.62	12.71
	2003	13.15	11.27	12.98	11.18	11.27	13.65	11.16	11.26
	2002	9.28	7.98	9.18	7.93	—	9.66	7.92	—
	2001	11.12	9.58	11.03	9.56	—	11.60	9.53	—
	2000	12.22	10.55	12.14	—	—	12.78	10.53	—
	1999	12.81	—	12.75	—	—	13.43	—	—
RS International Growth VIP Series	2008	10.57	7.13	10.33	7.00	—	7.98	6.97	10.14
	2007	18.86	12.76	18.48	12.56	—	14.28	12.51	18.24
	2006	16.61	11.27	16.30	11.11	—	12.61	11.07	16.18
	2005	13.63	9.27	13.40	9.15	—	10.37	9.13	13.38
	2004	11.89	8.11	11.72	8.03	—	9.07	8.01	11.76
	2003	10.32	7.05	10.19	7.00	—	7.89	6.98	10.28
	2002	8.04	5.51	7.95	5.48	—	6.16	5.46	—
	2001	9.89	6.79	9.80	6.75	—	7.60	6.75	—
	2000	12.58	8.66	12.50	8.64	—	9.69	8.64	—
	1999	15.92	—	15.85	—	—	12.30	—	—
RS Emerging Markets VIP Series	2008	15.27	15.79	14.93	15.50	—	19.26	15.43	—
	2007	35.67	36.97	34.94	36.38	—	45.10	36.23	—
	2006	24.84	25.81	24.38	25.45	—	31.49	25.36	26.48
	2005	18.47	19.24	18.17	19.01	—	23.47	18.95	19.83
	2004	13.31	13.90	13.12	13.76	—	16.96	13.73	14.40
	2003	10.91	11.42	10.77	11.33	—	13.94	11.31	11.89
	2002	7.18	7.53	7.10	7.49	—	9.19	7.48	7.88
	2001	7.76	8.17	7.69	—	—	9.96	—	—
	2000	7.39	7.80	7.34	—	—	9.51	—	—
	1999	10.37	—	10.32	—	—	13.38	—	—

APPENDIX	PROSPECTUS	65

APPENDIX A

7yrEDB = Seven Year Enhanced Death Benefit	LB = Living Benefit
CAEDB = Contract Anniversary Enhanced Death Benefit	EB = Earnings Benefit

	CONTRACT TYPE
INVESTMENT OPTION	YEAR END	REGULAR CONTRACT	LB or EB	7 Yr EDB	7 Yr EDB and LB or EB	7 Yr EDB LB and EB	CAEDB	CAEDB and LB or EB	CAEDB LB and EB
RS Investment Quality Bond VIP Series	2008	$15.65	$14.13	$15.30	$13.88	$11.81	$14.26	$13.82	$11.77
	2007	15.78	14.28	15.46	14.05	11.99	14.41	14.00	11.96
	2006	15.04	13.65	14.76	13.46	11.51	13.77	13.41	11.49
	2005	14.62	13.30	14.38	13.14	11.27	13.42	13.10	11.25
	2004	14.46	13.19	14.25	13.06	11.23	13.31	13.03	11.21
	2003	14.06	12.85	13.88	12.75	10.99	12.96	12.72	10.98
	2002	13.59	12.46	13.45	12.38	—	12.57	12.36	10.69
	2001	12.57	11.55	12.46	11.50	—	11.65	11.49	—
	2000	11.69	10.77	11.62	10.75	—	10.87	10.74	—
	1999	10.76	9.94	10.72	—	—	10.03	—	—
RS MidCap Opportunities VIP Series	2008	4.76	—	—	—	—	4.75	—	—
	2007	9.81	—	—	—	—	—	—	—
	2006	—	—	—	—	—	—	—	—
	2005	—	—	—	—	—	—	—	—
	2004	—	—	—	—	—	—	—	—
	2003	—	—	—	—	—	—	—	—
RS Global Natural Resources VIP Series	2008	5.86	—	5.85	—	—	5.84	5.82	—
	2007	10.69	—	10.68	—	—	10.68	10.67	—
	2006	—	—	—	—	—	—	—	—
	2005	—	—	—	—	—	—	—	—
	2004	—	—	—	—	—	—	—	—
	2003	—	—	—	—	—	—	—	—
RS Value VIP Series
	2008	5.55	—	5.53	—	—	5.53	—	—
	2007	9.44	—	—	—	—	9.43	—	—
	2006	—	—	—	—	—	—	—	—
	2005	—	—	—	—	—	—	—	—
	2004	—	—	—	—	—	—	—	—
	2003	—	—	—	—	—	—	—	—
RS Equity Dividend VIP Series	2008	5.47	—	5.45	—	—	5.45	—	—
	2007	9.35	—	9.34	—	—	9.34	—	—
	2006	—	—	—	—	—	—	—	—
	2005	—	—	—	—	—	—	—	—
	2004	—	—	—	—	—	—	—	—
	2003	—	—	—	—	—	—	—	—
RS Technology VIP Series (formerly The Information Age VIP Series)	2008	4.97	—	4.96	—	—	4.95	—	—
	2007	10.34	—	10.33	—	—	—	—	—
	2006	—	—	—	—	—	—	—	—
	2005	—	—	—	—	—	—	—	—
	2004	—	—	—	—	—	—	—	—
	2003	—	—	—	—	—	—	—	—
RS Money Market VIP Series	2008	12.57	11.32	12.29	11.12	10.30	11.43	11.07	—
	2007	12.47	11.26	12.22	11.08	10.29	11.37	11.04	—
	2006	12.06	10.92	11.84	10.77	10.02	11.02	10.73	10.00
	2005	11.68	10.61	11.49	10.48	9.77	10.71	10.45	9.76
	2004	11.52	10.49	11.36	10.38	9.71	10.58	10.35	9.69
	2003	11.57	10.56	11.43	10.47	9.82	10.66	10.45	9.81
	2002	11.64	10.65	11.52	10.58		10.75	10.57	—
	2001	11.64	10.67	11.54	10.63		10.78	10.62	—
	2000	11.38	10.46	11.31	10.44		10.56	10.43	—
	1999	10.87	—	10.82	—		10.11	—	—
Gabelli Capital Asset Fund	2008	15.06	10.65	14.72	10.46	—	10.86	10.41	9.31
	2007	25.60	18.15	25.07	17.86	—	18.51	17.79	15.94
	2006	23.75	16.88	23.31	16.65	—	17.22	16.59	14.91
	2005	19.72	14.06	19.40	13.89	—	14.34	13.85	12.47
	2004	19.58	13.99	19.29	13.85	—	14.27	13.81	12.47
	2003	17.16	12.29	16.94	12.19	—	12.54	12.17	11.01
	2002	12.83	9.21	12.69	9.16	—	9.40	9.14	8.29
	2001	15.16	10.91	15.03	10.87	—	11.13	10.86	—
	2000	14.97	10.80	14.87	—	—	11.02	10.77	—
	1999	14.36	—	14.29	—	—	10.60	—	—

66	PROSPECTUS	APPENDIX

7yrEDB = Seven Year Enhanced Death Benefit	LB = Living Benefit
CAEDB = Contract Anniversary Enhanced Death Benefit	EB = Earnings Benefit

	CONTRACT TYPE
INVESTMENT OPTION	YEAR END	REGULAR CONTRACT	LB or EB	7 Yr EDB	7 Yr EDB and LB or EB	7 Yr EDB LB and EB	CAEDB	CAEDB and LB or EB	CAEDB LB and EB
Value Line Centurion Fund	2008	$7.19	$4.87	$7.03	$—	$—	$5.25	$4.76	$—
	2007	14.35	9.75	14.06	9.60	—	10.50	9.56	—
	2006	12.04	8.20	11.82	8.09	—	8.83	8.06	—
	2005	11.74	8.02	11.55	7.92	—	8.63	7.90	—
	2004	10.89	7.46	10.74	7.38	—	8.03	7.37	—
	2003	9.89	6.79	9.77	6.74	—	7.31	6.72	—
	2002	8.38	5.77	8.30	5.74	—	6.21	5.73	—
	2001	11.02	7.60	10.92	7.56	—	8.18	7.56	—
	2000	13.34	9.22	13.25	9.20	—	9.93	9.20	—
	1999	15.43	—	15.36	—	—	11.52	—	—
Value Line Strategic Asset Management Trust	2008	13.62	8.80	13.32	8.64	—	9.24	8.60	—
	2007	19.54	12.65	19.14	12.44	—	13.28	12.39	—
	2006	17.16	11.14	16.85	10.98	—	11.69	10.94	12.38
	2005	16.27	10.58	16.00	10.45	—	11.11	10.42	11.82
	2004	15.10	9.85	14.88	9.75	—	10.34	9.72	11.06
	2003	13.63	8.91	13.46	8.84	—	9.36	8.82	10.06
	2002	11.85	7.76	11.72	7.72	—	8.15	7.70	8.80
	2001	13.71	9.01	13.60	8.97	—	9.46	8.96	—
	2000	15.95	10.50	15.84	10.48	—	11.03	10.48	—
	1999	15.84	—	15.77	—	—	10.99	—	—
AIM V.I. Capital Appreciation Fund Series I	2008	6.23	5.16	6.12	5.07	—	6.09	5.05	—
	2007	10.98	9.11	10.79	8.97	—	10.76	8.93	—
	2006	9.92	8.26	9.78	8.14	—	9.75	8.11	—
	2005	9.45	7.89	9.33	7.79	—	9.31	7.77	—
	2004	8.80	7.36	8.70	7.28	—	8.69	7.26	—
	2003	8.35	7.00	8.28	6.95	—	8.27	6.93	9.75
	2002	6.53	5.49	6.49	5.46	—	6.48	5.45	7.68
	2001	8.74	7.37	8.70	7.34	—	8.70	7.33	—
	2000	11.54	9.75	11.51	9.73	—	11.51	9.73	—
	1999	13.12	—	13.11	—	—	13.12	—	—
AIM V.I. Utilities Fund Series I	2008	10.29	8.66	10.10	—	—	10.03	8.47	—
	2007	15.41	13.00	15.15	—	—	15.06	12.74	—
	2006	12.94	10.94	12.74	—	—	12.67	10.75	—
	2005	10.44	8.85	10.31	—	—	10.25	8.72	—
	2004	9.05	7.69	8.95	—	—	8.91	7.60	—
	2003	7.36	6.27	7.29	—	—	7.26	6.21	—
	2002	6.26	5.35	6.22	—	—	6.20	5.31	—
	2001	8.52	7.29	8.47	—	—	8.45	7.26	—
	2000	11.97	10.27	11.93	—	—	11.90	10.24	—
	1999	12.40	—	12.39	—	—	12.36	—	—
AIM V.I. Government Securities Fund Series I	2008	14.37	14.07	14.13	13.84	—	14.07	13.78	12.36
	2007	12.96	12.72	12.77	12.53	—	12.72	12.49	11.23
	2006	12.34	12.14	12.18	11.99	—	12.14	11.95	10.78
	2005	12.07	11.90	11.94	11.78	—	11.90	11.74	10.62
	2004	12.02	11.89	11.91	11.78	—	11.89	11.76	10.66
	2003	11.87	11.77	11.79	11.69	—	11.77	11.67	10.60
	2002	11.89	11.82	11.83	11.76	—	11.82	11.75	10.71
	2001	10.99	10.95	10.96	10.92	—	10.95	10.91	—
	2000	10.46	10.45	10.45	—	—	—	10.44	—
	1999	—	—	—	—	—	—	—	—
AIM V.I. Core Equity Fund Series I	2008	6.38	5.85	6.26	5.74	—	6.34	5.72	—
	2007	9.24	8.50	9.09	8.36	—	9.22	8.33	—
	2006	8.66	7.98	8.53	7.87	—	8.66	7.84	—
	2005	7.61	7.03	7.51	6.94	—	7.62	6.92	—
	2004	7.29	6.75	7.21	6.69	—	7.33	6.67	—
	2003	6.98	6.48	6.92	6.43	—	7.03	6.42	—
	2002	5.65	5.26	5.61	5.23	—	5.71	5.22	—
	2001	8.21	7.66	8.17	7.64	—	8.31	7.62	—
	2000	9.51	8.89	9.48	8.87	—	9.65	8.87	—
	1999	11.28	—	11.27	—	—	11.47	—	—

APPENDIX	PROSPECTUS	67

APPENDIX A

7yrEDB = Seven Year Enhanced Death Benefit	LB = Living Benefit
CAEDB = Contract Anniversary Enhanced Death Benefit	EB = Earnings Benefit

	CONTRACT TYPE
INVESTMENT OPTION	YEAR END	REGULAR CONTRACT	LB or EB	7 Yr EDB	7 Yr EDB and LB or EB	7 Yr EDB LB and EB	CAEDB	CAEDB and LB or EB	CAEDB LB and EB
AllianceBernstein Growth & Income Portfolio Class B	2008	$8.29	$8.15	$8.18	$8.04	$—	$8.15	$8.01	$7.88
	2007	14.15	13.95	13.99	13.79	—	13.95	13.75	13.56
	2006	13.66	13.50	13.54	13.38	—	13.50	13.35	13.19
	2005	11.83	11.72	11.74	11.63	—	11.72	11.61	11.51
	2004	11.45	11.37	11.39	11.31	—	11.37	11.30	11.22
	2003	10.43	10.38	10.39	10.35	—	10.38	10.34	10.30
	2002	7.99	7.97	7.98	—	—	7.97	7.96	—
	2001	—	—	—	—	—	—	—	—
	2000	—	—	—	—	—	—	—	—
	1999	—	—	—	—	—	—	—	—
AllianceBernstein Large Cap Growth Portfolio Class B	2008	7.65	7.52	7.55	—	—	7.52	7.40	—
	2007	12.87	12.69	12.73	—	—	12.69	12.51	—
	2006	11.47	11.34	11.37	—	—	11.34	11.21	—
	2005	11.69	11.59	11.61	—	—	11.59	11.48	—
	2004	10.31	10.24	10.26	—	—	10.24	10.17	10.11
	2003	9.64	9.60	9.61	—	—	9.60	9.56	9.52
	2002	7.91	7.90	7.90	—	—	7.90	7.91	7.87
	2001	—	—	—	—	—	—	—	—
	2000	—	—	—	—	—	—	—	—
	1999	—	—	—	—	—	—	—	—
AllianceBernstein Global Technology Portfolio Class B	2008	6.74	6.63	6.65	—	—	6.63	6.52	—
	2007	12.99	12.81	12.84	—	—	12.81	12.62	—
	2006	10.97	10.84	10.87	—	—	10.84	10.72	—
	2005	10.25	10.16	10.17	—	—	10.16	10.06	—
	2004	10.01	9.95	9.96	—	—	9.95	9.88	9.82
	2003	9.65	9.61	9.62	—	—	9.61	9.57	—
	2002	6.80	6.79	6.80	—	—	—	—	—
	2001	—	—	—	—	—	—	—	—
	2000	—	—	—	—	—	—	—	—
	1999	—	—	—	—	—	—	—	—
AllianceBernstein Value Portfolio Class B	2008	8.28	8.14	8.17	8.04	—	8.14	8.01	7.88
	2007	14.22	14.02	14.06	13.86	—	14.02	13.82	13.62
	2006	15.02	14.85	14.88	14.71	—	14.85	14.68	14.50
	2005	12.57	12.45	12.48	12.36	—	12.45	12.34	12.23
	2004	12.07	11.99	12.00	11.92	—	11.99	11.91	11.83
	2003	10.78	10.73	10.74	10.70	—	10.73	10.69	10.64
	2002	8.50	8.48	8.49	—	—	8.48	8.47	8.45
	2001	—	—	—	—	—	—	—	—
	2000	—	—	—	—	—	—	—	—
	1999	—	—	—	—	—	—	—	—
Davis Financial Portfolio	2008	7.59	8.25	7.44	—	—	7.98	8.07	6.89
	2007	14.32	15.62	14.08	—	—	15.10	15.31	13.11
	2006	15.44	16.88	15.21	—	—	16.32	16.58	14.24
	2005	13.19	14.46	13.02	—	—	13.98	14.24	12.26
	2004	12.33	13.54	12.19	13.41	—	13.10	13.37	11.54
	2003	11.31	12.46	11.21	12.36	—	12.05	12.34	10.67
	2002	8.67	9.57	8.61	—	—	9.26	9.50	8.25
	2001	10.56	11.69	10.51	—	—	11.30	11.65	—
	2000	11.93	13.24	11.89	—	—	12.80	13.20	—
	1999	9.22	—	9.21	—	—	9.92	—	—
Davis Real Estate Portfolio	2008	13.57	16.17	13.31	—	—	14.36	15.81	10.69
	2007	25.88	30.93	25.45	—	—	27.47	30.32	20.54
	2006	31.01	37.16	30.55	—	—	33.00	36.51	24.80
	2005	23.37	28.07	23.07	—	—	24.93	27.65	18.83
	2004	20.92	25.19	20.69	—	—	22.37	24.87	16.98
	2003	15.89	19.18	15.74	—	—	17.03	18.98	12.99
	2002	11.76	14.23	11.68	—	—	12.64	14.12	9.69
	2001	11.25	13.64	11.19	—	—	12.12	13.57	—
	2000	10.80	13.13	10.76	—	—	11.66	13.10	—
	1999	8.86	—	8.86	—	—	—	—	—

68	PROSPECTUS	APPENDIX

7yrEDB = Seven Year Enhanced Death Benefit	LB = Living Benefit
CAEDB = Contract Anniversary Enhanced Death Benefit	EB = Earnings Benefit

	CONTRACT TYPE
INVESTMENT OPTION	YEAR END	REGULAR CONTRACT	LB or EB	7 Yr EDB	7 Yr EDB and LB or EB	7 Yr EDB LB and EB	CAEDB	CAEDB and LB or EB	CAEDB LB and EB
Davis Value Portfolio	2008	$8.56	$8.62	$8.39	$8.46	$—	$8.71	$8.43	$8.53
	2007	14.52	14.66	14.27	14.43	—	14.82	14.37	14.59
	2006	14.05	14.23	13.84	14.03	—	14.38	13.98	14.22
	2005	12.37	12.56	12.21	12.41	—	12.69	12.37	12.62
	2004	11.45	11.65	11.32	11.53	—	11.77	11.50	11.76
	2003	10.32	10.53	10.23	10.44	—	10.64	10.42	10.69
	2002	8.05	8.24	8.00	8.19	—	8.32	8.18	8.40
	2001	9.74	9.99	9.69	9.95	—	10.09	9.92	—
	2000	11.01	11.31	10.97	—	—	11.43	11.28	—
	1999	10.20	—	10.19	—	—	10.62	—	—
Fidelity VIP Contrafund Portfolio Service Class	2008	9.55	8.96	9.37	8.80	—	9.54	8.76	10.11
	2007	16.85	15.85	16.57	15.60	—	16.88	15.54	17.98
	2006	14.52	13.69	14.31	13.50	—	14.58	13.45	15.61
	2005	13.18	12.46	13.01	12.31	—	13.26	12.27	14.27
	2004	11.42	10.82	11.30	10.72	—	11.52	10.69	12.46
	2003	10.03	9.53	9.94	9.45	—	10.14	9.43	11.02
	2002	7.91	7.54	7.86	7.49	—	8.02	7.48	—
	2001	8.85	8.45	8.80	8.41	—	8.99	8.40	—
	2000	10.22	9.78	10.19	—	—	10.42	9.76	—
	1999	11.10	—	11.08	—	—	11.34	—	—
Fidelity VIP Equity-Income Portfolio Service Class	2008	7.64	8.13	7.50	7.98	—	7.80	7.95	7.60
	2007	13.50	14.40	13.28	14.17	—	13.82	14.12	13.53
	2006	13.48	14.42	13.28	14.22	—	13.83	14.16	13.61
	2005	11.37	12.19	11.22	12.04	—	11.69	12.01	11.56
	2004	10.89	11.70	10.77	11.58	—	11.22	11.55	11.16
	2003	9.90	10.66	9.81	10.58	—	10.23	10.56	10.22
	2002	7.70	8.31	7.64	8.26	—	7.98	8.25	8.01
	2001	9.39	10.17	9.35	10.13	—	9.76	10.12	—
	2000	10.02	10.88	9.99	—	—	10.44	10.85	—
	1999	9.37	—	9.36	—	—	9.78	—	—
Fidelity VIP Growth Opportunities Portfolio Service Class	2008	4.23	4.38	4.15	4.30	—	4.31	4.28	—
	2007	9.53	9.90	9.37	9.74	—	9.73	9.70	—
	2006	7.84	8.17	7.72	8.05	—	8.03	8.02	11.61
	2005	7.54	1.87	7.44	7.78	—	7.74	7.76	11.25
	2004	7.02	7.34	6.94	7.27	—	7.22	7.25	10.54
	2003	6.64	6.96	6.58	6.91	—	6.84	6.89	10.05
	2002	5.18	5.45	5.15	5.42	—	5.36	5.41	7.91
	2001	6.72	7.09	6.69	7.05	—	6.97	7.05	—
	2000	7.95	8.41	7.93	—	—	8.27	8.39	—
	1999	9.73	—	9.72	—	—	10.13	—	—
Fidelity VIP Mid Cap Portfolio Service Class	2008	21.63	18.27	21.22	17.94	—	20.24	17.86	12.30
	2007	36.21	30.67	35.60	30.18	—	33.96	30.05	20.75
	2006	31.75	26.96	31.28	26.58	—	29.86	26.49	18.33
	2005	28.56	24.31	28.19	24.01	—	26.92	23.94	16.61
	2004	24.47	20.88	24.20	20.67	—	23.12	20.61	14.34
	2003	19.86	16.99	19.68	16.85	—	18.81	16.81	11.72
	2002	14.52	12.45	14.41	12.37	—	13.79	12.35	8.63
	2001	16.31	14.02	16.23	13.97	—	15.53	13.95	—
	2000	17.10	14.73	17.04	—	—	16.32	14.70	—
	1999	12.87	—	12.85	—	—	12.31	—	—

APPENDIX	PROSPECTUS	69

APPENDIX A

7yrEDB = Seven Year Enhanced Death Benefit	LB = Living Benefit
CAEDB = Contract Anniversary Enhanced Death Benefit	EB = Earnings Benefit

	CONTRACT TYPE
INVESTMENT OPTION	YEAR END	REGULAR CONTRACT	LB or EB	7 Yr EDB	7 Yr EDB and LB or EB	7 Yr EDB LB and EB	CAEDB	CAEDB and LB or EB	CAEDB LB and EB
Templeton Growth Securities Fund Class 2	2008	8.85	8.70	8.73	—	—	8.70	8.56	8.42
	2007	15.54	15.32	15.36	—	—	15.32	15.10	14.89
	2006	15.37	15.19	15.23	—	—	15.19	15.02	14.84
	2005	12.78	12.66	12.69	—	—	12.66	12.55	12.43
	2004	11.89	11.81	11.83	—	—	11.81	11.73	11.65
	2003	10.38	10.33	10.34	—	—	10.33	10.29	10.25
	2002	7.95	7.94	7.94	—	—	7.94	7.92	—
	2001	—	—	—	—	—	—	—	—
	2000	—	—	—	—	—	—	—	—
	1999	—	—	—	—	—	—	—	—
Janus Aspen MidCap Growth Portfolio Institutional Shares	2008	6.51	4.22	6.38	4.14	—	5.78	4.12	—
	2007	11.71	7.61	11.51	7.49	—	10.42	7.46	—
	2006	9.71	6.33	9.57	6.24	—	8.67	6.22	—
	2005	8.66	5.66	8.55	5.59	—	7.75	2.57	—
	2004	7.81	5.11	7.72	5.06	—	7.00	5.05	—
	2003	6.55	4.30	6.49	4.26	—	5.89	4.26	—
	2002	4.91	3.23	4.87	3.21	—	4.42	3.21	—
	2001	6.90	4.55	6.86	4.53	—	6.23	4.53	—
	2000	11.53	7.63	11.50	7.61	—	10.45	7.61	—
	1999	17.13	—	17.12	—	—	15.56	—	—
Janus Aspen Forty Portfolio Institutional Shares	2008	8.57	7.00	8.41	6.87	—	8.70	6.84	10.22
	2007	15.54	12.72	15.28	12.52	—	15.82	12.47	18.68
	2006	11.49	9.43	11.32	9.29	—	11.72	9.26	13.91
	2005	10.64	8.75	10.50	8.65	—	10.88	8.62	12.98
	2004	9.55	7.87	9.44	7.79	—	9.79	7.77	11.73
	2003	8.18	6.76	8.10	6.71	—	8.41	6.69	10.13
	2002	6.87	5.69	6.82	5.66	—	7.08	5.65	—
	2001	8.25	6.86	8.21	6.83	—	8.52	6.82	—
	2000	10.67	8.89	10.63	8.98	—	11.05	8.86	—
	1999	13.20	—	13.19	—	—	13.71	—	—
Janus Aspen Large Cap Growth Portfolio Institutional Shares	2008	5.74	4.90	5.63	4.81	—	5.55	4.79	—
	2007	9.65	8.25	9.48	8.11	—	9.35	8.08	—
	2006	8.49	7.27	8.36	7.17	—	8.25	7.15	—
	2005	7.72	6.63	7.62	6.55	—	7.52	6.53	—
	2004	7.49	6.45	7.41	6.39	—	7.32	6.37	—
	2003	7.26	6.27	7.20	6.22	—	7.11	6.21	—
	2002	5.58	4.83	5.54	4.80	—	5.48	4.79	—
	2001	7.69	6.67	7.65	6.65	—	7.57	6.64	—
	2000	10.35	9.00	10.32	—	—	10.21	8.98	—
	1999	12.26	10.70	12.25	—	—	12.13	—	—
Janus Aspen Worldwide Growth Portfolio Institutional Shares	2008	6.22	4.67	6.10	4.58	—	5.88	4.56	6.55
	2007	11.38	8.57	11.19	8.43	—	10.78	8.39	12.08
	2006	10.51	7.93	10.36	7.82	—	9.98	7.79	11.24
	2005	9.01	6.81	8.89	6.73	—	8.57	6.71	9.70
	2004	8.61	6.53	8.52	6.47	—	8.22	6.45	9.35
	2003	8.33	6.33	8.25	6.28	—	7.97	6.27	9.11
	2002	6.80	5.18	6.75	5.15	—	6.52	5.14	7.49
	2001	9.24	7.06	9.20	7.03	—	8.89	7.03	—
	2000	12.07	9.24	12.03	—	—	11.64	9.22	—
	1999	14.49	11.13	14.48	—	—	14.01	—	—

70	PROSPECTUS	APPENDIX

7yrEDB = Seven Year Enhanced Death Benefit	LB = Living Benefit
CAEDB = Contract Anniversary Enhanced Death Benefit	EB = Earnings Benefit

	CONTRACT TYPE
INVESTMENT OPTION	YEAR END	REGULAR CONTRACT	LB or EB	7 Yr EDB	7 Yr EDB and LB or EB	7 Yr EDB LB and EB	CAEDB	CAEDB and LB or EB	CAEDB LB and EB
MFS Growth Series Initial Class (formerly MFS Emerging Growth Series Initial Class)	2008	$6.47	$4.84	$6.35	$4.75	$—	$6.12	$4.73	$8.28
	2007	10.47	7.85	10.29	7.72	—	9.93	7.69	13.50
	2006	8.75	6.58	8.62	6.48	—	8.32	6.46	11.37
	2005	8.21	6.19	8.11	6.11	—	7.83	6.10	10.75
	2004	7.62	5.75	7.53	5.70	—	7.28	5.68	10.05
	2003	6.83	5.17	6.77	5.13	—	6.54	5.12	9.08
	2002	5.31	4.03	5.27	4.01	—	5.10	4.00	—
	2001	8.12	6.18	8.08	6.14	—	7.82	6.15	—
	2000	12.36	9.43	12.32	9.41	—	11.93	9.41	—
	1999	15.57	—	15.55	—	—	15.07	—	—
MFS Investors Trust Series Initial Class	2008	9.69	7.34	9.47	7.21	—	7.35	7.18	8.52
	2007	14.66	11.14	14.36	10.96	—	11.15	10.92	12.99
	2006	13.46	10.25	13.21	10.11	—	10.26	10.07	12.01
	2005	12.07	9.21	11.87	9.10	—	9.22	9.07	10.85
	2004	11.39	8.71	11.22	8.62	—	8.72	8.60	10.31
	2003	10.35	7.94	10.22	—	—	7.95	7.86	9.45
	2002	8.58	6.60	8.49	6.56	—	6.61	6.55	7.89
	2001	11.00	8.48	10.90	8.44	—	8.49	8.44	—
	2000	13.25	10.24	13.16	—	—	10.26	10.22	—
	1999	13.44	—	13.38	—	—	10.43	—	—
MFS New Discovery Series Initial Class	2008	8.60	6.57	8.44	6.45	—	8.66	6.42	—
	2007	14.35	10.99	14.11	10.82	—	14.50	10.77	—
	2006	14.18	10.88	13.97	10.73	—	14.35	10.69	—
	2005	12.68	9.76	12.52	9.64	—	12.87	9.61	—
	2004	12.20	9.41	12.07	9.32	—	12.42	9.30	—
	2003	11.60	8.97	11.50	8.90	—	11.83	8.88	—
	2002	8.78	6.81	8.72	6.77	—	8.98	6.76	—
	2001	13.01	10.12	12.95	10.08	—	13.34	10.06	—
	2000	13.87	10.81	13.83	10.79	—	14.26	10.78	—
	1999	14.33	—	14.32	—	—	14.77	—	—
MFS Research Series Initial Class	2008	7.12	6.59	6.98	—	—	7.11	6.45	—
	2007	11.28	10.47	11.09	10.30	—	11.29	10.26	—
	2006	10.09	9.39	9.94	9.26	—	10.12	9.23	12.00
	2005	9.25	8.63	9.13	8.53	—	9.30	8.50	11.08
	2004	8.69	8.13	8.59	8.06	—	8.76	8.03	10.49
	2003	7.59	7.12	7.53	7.06	—	7.68	7.05	9.23
	2002	6.17	5.80	6.12	5.76	—	6.25	5.75	—
	2001	8.27	7.80	8.23	7.77	—	8.41	7.76	—
	2000	10.64	10.06	10.61	10.03	—	10.84	10.03	—
	1999	11.32	—	11.31	—	—	11.56	—	—
MFS Total Return Series Initial Class	2008	11.60	11.79	11.38	11.57	9.81	11.56	11.52	9.78
	2007	15.09	15.37	14.83	15.12	12.85	15.07	15.06	12.82
	2006	14.66	14.97	14.44	14.76	12.58	14.68	14.71	12.55
	2005	13.27	13.58	13.10	13.42	11.46	13.32	13.38	11.44
	2004	13.07	13.41	12.92	13.27	11.37	13.15	13.24	11.35
	2003	11.89	12.23	11.78	12.13	10.41	11.99	12.11	10.41
	2002	10.35	10.67	10.28	10.61	—	10.47	10.59	9.13
	2001	11.05	11.42	11.00	11.37	—	11.21	11.37	—
	2000	11.16	11.57	11.13	11.55	—	11.35	11.54	—
	1999	9.74	—	9.73	—	—	9.93	—	—
Prudential Jennison Portfolio Class II	2008	6.35	6.23	6.25	—	—	6.23	—	—
	2007	10.30	10.13	10.16	—	—	10.13	—	—
	2006	9.35	9.22	9.25	—	—	9.22	9.09	—
	2005	9.34	9.23	9.25	—	—	9.23	9.13	—
	2004	8.30	8.22	8.24	—	—	8.22	8.15	—
	2003	7.69	7.64	7.65	—	—	7.64	7.59	—
	2002	6.01	5.99	5.99	—	—	5.99	5.96	—
	2001	8.84	—	8.83	—	—	8.83	—	—
	2000	—	—	—	—	—	—	—	—
	1999	—	—	—	—	—	—	—	—

APPENDIX	PROSPECTUS	71

APPENDIX A

7yrEDB = Seven Year Enhanced Death Benefit	LB = Living Benefit
CAEDB = Contract Anniversary Enhanced Death Benefit	EB = Earnings Benefit

	CONTRACT TYPE
INVESTMENT OPTION	YEAR END	REGULAR CONTRACT	LB or EB	7 Yr EDB	7 Yr EDB and LB or EB	7 Yr EDB LB and EB	CAEDB	CAEDB and LB or EB	CAEDB LB and EB
Van Kampen Life Investment Trust Growth & Income Portfolio Class II	2008	$9.84	$9.67	$9.71	$9.54	$—	$9.67	$9.51	$9.36
	2007	14.69	14.49	14.53	14.32	—	14.49	14.28	14.08
	2006	14.51	14.35	14.38	14.21	—	14.35	14.18	14.01
	2005	12.67	12.56	12.58	12.47	—	12.56	12.44	12.33
	2004	11.70	11.62	11.63	11.56	—	11.62	11.54	11.46
	2003	10.38	10.34	10.35	10.30	—	10.34	10.29	10.25
	2002	8.23	8.22	8.22	—	—	8.22	8.21	—
	2001	—	—	—	—	—	—	—	—
	2000	—	—	—	—	—	—	—	—
	1999	—	—	—	—	—	—	—	—
Van Kampen Life Investment Trust Government Portfolio Class II	2008	12.01	11.81	11.85	11.65	—	11.81	11.62	11.42
	2007	11.98	11.81	11.85	11.68	—	11.81	11.65	11.48
	2006	11.34	11.21	11.23	11.10	—	11.21	11.08	10.95
	2005	11.13	11.03	11.05	10.95	—	11.03	10.93	10.83
	2004	10.92	10.85	10.86	10.79	—	10.85	10.77	10.70
	2003	10.64	10.60	10.61	10.56	—	10.60	10.55	10.51
	2002	10.62	10.60	10.60	10.58	—	10.60	10.58	10.56
	2001	—	—	—	—	—	—	—	—
	2000	—	—	—	—	—	—	—	—
	1999	—	—	—	—	—	—	—	—

72	PROSPECTUS	APPENDIX

APPENDIX B

Number of accumulation units outstanding at the end of the indicated period:

7yrEDB = Seven Year Enhanced Death Benefit	LB = Living Benefit
CAEDB = Contract Anniversary Enhanced Death Benefit	EB = Earnings Benefit

	CONTRACT TYPE
INVESTMENT OPTION	YEAR END	BASIC	LB or EB	7 Yr EDB	7 Yr EDB and LB or EB	7 Yr EDB LB and EB	CAEDB	CAEDB and LB or EB	CAEDB LB and EB
RS Core Equity VIP Series	2008	7,162,235	53,310	1,830,940	5,961	—	656,082	39,859	1,144
	2007	7,857,601	56,868	2,173,798	7,585	—	757,738	42,329	853
	2006	8,827,444	63,485	2,470,724	9,511	—	869,100	48,668	865
	2005	10,324,426	92,270	3,072,786	13,486	—	1,007,080	84,733	909
	2004	12,830,218	143,811	4,066,339	14,845	—	1,419,105	112,986	2,573
	2003	14,206,240	113,655	4,733,893	14,569	—	1,565,962	114,051	2,132
	2002	15,217,940	89,370	5,343,737	10,480	—	1,654,148	77,983	—
	2001	17,443,809	63,037	6,659,814	1,682	—	1,597,322	56,172	—
	2000	18,666,919	49,534	7,845,613	1,346	—	1,390,405	101,721	—
	1999	14,520,394	1,369	6,829,408	—	—	100,936	—	—
RS S&P 500 Index VIP Series	2008	1,484,002	233,038	282,034	7,598	—	336,345	11,876	3,531
	2007	1,584,623	238,464	271,753	8,229	—	385,154	12,926	2,939
	2006	1,887,667	280,734	349,043	8,780	—	472,626	21,204	2,205
	2005	2,020,931	314,724	401,477	9,456	—	511,423	22,446	2,553
	2004	2,103,241	343,298	474,938	14,537	—	540,491	26,600	2,701
	2003	2,015,390	312,851	513,171	15,038	—	380,096	21,542	2,932
	2002	1,593,425	52,328	372,751	11,195	—	199,686	9,307	—
	2001	1,222,853	6,162	323,788	238	—	112,302	727	—
	2000	428,826	2,787	135,638	—	—	36,057	—	—
	1999	113,170	2,122	49,119	—	—	4,794	—	—
RS Asset Allocation VIP Series	2008	520,589	3,380	99,640	—	—	55,581	7,133	903
	2007	615,927	2,784	168,784	—	—	95,956	6,154	674
	2006	725,096	2,889	202,409	—	—	111,218	6,343	678
	2005	810,866	6,530	260,042	—	—	131,054	6,857	710
	2004	898,754	6,694	319,828	—	—	155,928	7,305	1,794
	2003	858,334	1,332	346,869	—	—	146,205	7,133	1,853
	2002	759,471	1,163	332,397	—	—	159,906	9,544	—
	2001	827,036	—	383,763	—	—	152,182	7,118	—
	2000	538,155	200	166,593	—	—	93,911	402	—
	1999	41,897	—	19,481	—	—	8,371	—	—
RS High Yield Bond VIP Series	2008	486,752	7,493	69,252	—	—	146,568	6,347	3,071
	2007	607,558	8,139	78,362	—	—	178,804	7,620	2,373
	2006	672,252	8,698	105,680	2,474	—	185,094	8,839	2,402
	2005	686,080	12,506	115,274	2,518	—	198,808	14,370	2,716
	2004	803,930	14,397	147,119	2,482	—	227,340	14,022	4,206
	2003	712,688	9,506	128,858	2,589	—	159,944	11,087	4,012
	2002	358,130	3,714	77,423	—	—	69,602	1,992	—
	2001	318,819	1,619	66,831	—	—	61,137	—	—
	2000	73,587	—	18,835	—	—	37,662	3,253	—
	1999	15,385	—	6,477	—	—	519	—	—
RS Low Duration Bond VIP Series	2008	216,370	14,591	21,400	—	—	63,574	4,005	—
	2007	196,414	20,680	20,271	—	—	37,712	5,521	—
	2006	241,560	20,376	168,377	—	—	60,313	6,059	—
	2005	298,574	21,801	223,136	—	—	82,239	5,781	—
	2004	345,333	21,832	218,854	—	—	72,026	5,361	—
	2003	119,694	5,569	35,234	—	—	22,081	2,005	—
	2002	—	—	—	—	—	—	—	—
	2001	—	—	—	—	—	—	—	—
	2000	—	—	—	—	—	—	—	—
	1999	—	—	—	—	—	—	—	—

APPENDIX	PROSPECTUS	73

APPENDIX B

7yrEDB = Seven Year Enhanced Death Benefit	LB = Living Benefit
CAEDB = Contract Anniversary Enhanced Death Benefit	EB = Earnings Benefit

	CONTRACT TYPE
INVESTMENT OPTION	YEAR END	BASIC	LB or EB	7 Yr EDB	7 Yr EDB and LB or EB	7 Yr EDB LB and EB	CAEDB	CAEDB and LB or EB	CAEDB LB and EB
RS Large Cap Value VIP Series	2008	133,256	9,965	31,725	—	—	29,106	5,169	—
	2007	153,726	7,590	35,476	—	—	35,973	7,461	—
	2006	178,870	7,656	44,111	—	—	42,796	9,167	—
	2005	185,236	8,603	35,898	—	—	44,123	8,703	—
	2004	165,658	8,742	34,106	—	—	35,364	3,131	—
	2003	59,323	4,342	17,289	—	—	16,633	3,296	—
	2002	—	—	—	—	—	—	—	—
	2001	—	—	—	—	—	—	—	—
	2000	—	—	—	—	—	—	—	—
	1999	—	—	—	—	—	—	—	—
RS Partners VIP Series	2008	253,874	6,254	82,782	—	—	70,178	1,470	—
	2007	226,898	8,535	26,943	—	—	71,744	1,252	—
	2006	235,816	8,703	39,024	—	—	70,264	1,474	—
	2005	239,725	10,036	45,778	—	—	75,180	1,961	—
	2004	242,382	8,336	41,702	—	—	62,177	3,531	—
	2003	208,597	4,388	22,550	—	—	16,957	3,401	—
	2002	—	—	—	—	—	—	—	—
	2001	—	—	—	—	—	—	—	—
	2000	—	—	—	—	—	—	—	—
	1999	—	—	—	—	—	—	—	—
RS Small Cap Core Equity VIP Series	2008	1,512,021	17,478	349,228	718	988	225,485	8,923	393
	2007	1,843,537	15,482	424,943	3,160	713	264,507	9,167	275
	2006	2,085,683	18,060	521,596	3,664	752	298,165	10,720	286
	2005	2,196,672	22,827	636,538	4,116	800	321,585	15,831	296
	2004	2,501,885	25,749	787,107	6,040	813	350,080	16,516	840
	2003	2,305,232	20,854	847,901	4,377	841	261,213	10,395	728
	2002	2,104,778	11,175	826,035	4,047	—	200,004	1,845	—
	2001	2,005,547	1,781	843,956	205	—	145,505	358	—
	2000	2,070,647	701	939,163	—	—	92,904	87	—
	1999	1,425,465	—	821,061	—	—	443	—	—
RS International Growth VIP Series	2008	1,534,149	54,148	307,541	3,105	—	345,708	19,426	972
	2007	1,815,243	44,393	373,690	2,313	—	441,907	23,792	725
	2006	1,879,831	38,523	485,002	2,417	—	456,479	27,923	1,031
	2005	1,781,704	45,484	548,692	2,562	—	397,206	30,323	2,586
	2004	1,917,080	49,473	617,944	2,655	—	430,301	25,599	5,396
	2003	1,674,633	32,932	689,482	2,773	—	323,099	20,897	5,882
	2002	1,553,916	15,566	712,061	384	—	198,216	3,248	—
	2001	1,636,133	5,888	844,261	248	—	134,899	518	—
	2000	1,694,626	5,996	896,047	1,884	—	150,485	477	—
	1999	1,301,917	—	789,579	—	—	12,370	—	—
RS Emerging Markets VIP Series	2008	848,521	16,851	183,959	2,149	—	127,540	3,329	—
	2007	1,310,279	11,329	266,733	2,171	—	164,985	3,432	—
	2006	1,269,772	14,821	285,543	2,697	—	191,252	4,858	724
	2005	1,212,505	17,554	280,528	3,076	—	167,803	3,941	865
	2004	1,071,469	19,835	235,119	3,313	—	148,387	3,380	1,250
	2003	838,139	16,344	234,863	2,922	—	92,964	3,136	1,247
	2002	731,421	5,151	269,075	2,851	—	52,420	2,147	1,552
	2001	559,257	1,717	270,725	—	—	19,669	—	—
	2000	509,888	635	258,376	—	—	22,553	—	—
	1999	287,364	—	212,200	—	—	40	—	—

74	PROSPECTUS	APPENDIX

7yrEDB = Seven Year Enhanced Death Benefit	LB = Living Benefit
CAEDB = Contract Anniversary Enhanced Death Benefit	EB = Earnings Benefit

	CONTRACT TYPE
INVESTMENT OPTION	YEAR END	BASIC	LB or EB	7 Yr EDB	7 Yr EDB and LB or EB	7 Yr EDB LB and EB	CAEDB	CAEDB and LB or EB	CAEDB LB and EB
RS Investment Quality Bond VIP Series	2008	2,421,290	165,567	469,574	14,972	3,254	491,908	54,776	4,824
	2007	2,977,897	289,888	590,217	22,180	3,722	603,970	89,045	6,589
	2006	3,189,513	315,554	772,536	25,422	3,669	650,955	103,056	10,312
	2005	3,855,278	347,551	995,293	25,960	3,553	746,296	128,899	40,960
	2004	4,421,954	401,184	1,194,704	31,344	3,486	854,514	133,736	46,865
	2003	4,959,541	351,835	1,442,576	30,366	3,377	926,247	119,759	46,714
	2002	5,186,919	294,522	1,775,650	24,870	—	727,554	104,698	9,624
	2001	3,549,083	164,881	1,364,364	12,271	—	273,901	74,874	—
	2000	2,274,460	93,031	932,678	11,800	—	74,369	81,665	—
	1999	1,979,764	5,841	877,200	—	—	4,817	—	—
RS MidCap Opportunities VIP Series	2008	11,629	—	—	—	—	163	—	—
	2007	2,082	—	—	—	—	—	—	—
	2006	—	—	—	—	—	—	—	—
	2005	—	—	—	—	—	—	—	—
	2004	—	—	—	—	—	—	—	—
	2003	—	—	—	—	—	—	—	—
RS Global Natural Resources VIP Series	2008	209,996	—	18,185	—	—	43,809	1,730	—
	2007	41,754	—	2,265	—	—	4,876	367	—
	2006	—	—	—	—	—	—	—	—
	2005	—	—	—	—	—	—	—	—
	2004	—	—	—	—	—	—	—	—
	2003	—	—	—	—	—	—	—	—
RS Value VIP Series	2008	17,205	—	127	—	—	1,892	—	—
	2007	8,630	—	—	—	—	1,893	—	—
	2006	—	—	—	—	—	—	—	—
	2005	—	—	—	—	—	—	—	—
	2004	—	—	—	—	—	—	—	—
	2003	—	—	—	—	—	—	—	—
RS Equity Dividend VIP Series	2008	24,691	—	1,100	—	—	2,741	—	—
	2007	639	—	253	—	—	2,741	—	—
	2006	—	—	—	—	—	—	—	—
	2005	—	—	—	—	—	—	—	—
	2004	—	—	—	—	—	—	—	—
	2003	—	—	—	—	—	—	—	—
RS Technology VIP Series (formerly The Information Age VIP Series)	2008	24,386	—	11,868	—	—	353	—	—
	2007	25,306	—	8,932	—	—	—	—	—
	2006	—	—	—	—	—	—	—	—
	2005	—	—	—	—	—	—	—	—
	2004	—	—	—	—	—	—	—	—
	2003	—	—	—	—	—	—	—	—
RS Money Market VIP Series	2008	4,173,283	16,097	767,566	2,572	913	538,912	8,980	—
	2007	3,365,697	32,345	772,824	3,343	1,076	465,361	12,031	—
	2006	3,214,103	37,695	712,359	3,436	1,052	444,602	16,621	390
	2005	3,570,685	51,620	835,645	4,065	1,013	477,065	22,918	10,480
	2004	4,535,172	59,541	986,299	5,260	1,004	654,761	24,623	13,788
	2003	5,435,999	58,911	1,389,770	5,407	931	1,050,898	24,604	13,566
	2002	7,199,694	55,066	2,233,180	5,113	—	1,245,522	15,736	—
	2001	7,257,705	31,798	3,021,098	1,986	—	1,074,056	11,777	—
	2000	4,248,318	9,750	1,907,893	2,254	—	562,836	10,164	—
	1999	3,621,007	—	2,185,124	—	—	52,362	—	—

APPENDIX	PROSPECTUS	75

APPENDIX B

7yrEDB = Seven Year Enhanced Death Benefit	LB = Living Benefit
CAEDB = Contract Anniversary Enhanced Death Benefit	EB = Earnings Benefit

	CONTRACT TYPE
INVESTMENT OPTION	YEAR END	BASIC	LB or EB	7 Yr EDB	7 Yr EDB and LB or EB	7 Yr EDB LB and EB	CAEDB	CAEDB and LB or EB	CAEDB LB and EB
Gabelli Capital Asset Fund	2008	2,083,176	50,102	455,020	1,427	—	373,849	26,187	1,267
	2007	2,537,300	50,737	586,229	4,121	—	477,642	28,882	1,187
	2006	2,773,007	54,350	697,508	4,230	—	523,401	34,828	1,628
	2005	3,150,420	65,899	868,850	4,354	—	590,773	39,159	3,302
	2004	3,504,902	69,528	985,959	7,409	—	649,109	50,575	4,725
	2003	3,307,791	68,570	1,045,667	8,543	—	541,868	41,112	5,809
	2002	3,038,289	49,084	1,079,841	5,075	—	362,065	30,036	1,855
	2001	2,579,789	17,649	1,199,255	2,911	—	133,409	4,337	—
	2000	1,606,572	404	961,456	—	—	37,286	—	—
	1999	1,551,862	—	987,057	—	—	7,324	—	—
Value Line Centurion Fund	2008	1,516,869	31,208	188,817	—	—	81,039	3,781	—
	2007	1,682,803	31,137	251,669	307	—	109,637	9,337	—
	2006	1,838,240	32,841	254,860	327	—	119,160	11,020	—
	2005	2,062,261	37,859	315,909	337	—	131,945	16,629	—
	2004	2,153,099	41,695	442,458	347	—	150,979	22,202	—
	2003	2,195,968	46,017	508,113	342	—	157,819	23,011	—
	2002	2,214,030	23,616	591,037	421	—	166,000	5,029	—
	2001	2,537,274	8,120	702,121	488	—	172,833	1,845	—
	2000	2,572,156	2,594	784,567	237	—	142,734	1,556	—
	1999	1,958,842	—	734,392	—	—	12,558	—	—
Value Line Strategic Asset Management Trust	2008	3,478,566	47,373	960,793	3,379	—	491,904	20,825	—
	2007	4,309,527	44,726	1,223,666	3,230	—	627,053	24,083	—
	2006	5,258,874	51,384	1,429,945	4,666	—	761,239	37,626	271
	2005	6,305,949	70,072	1,873,472	6,165	—	909,243	57,572	1,650
	2004	7,291,030	98,374	2,246,803	9,714	—	1,084,904	75,859	8,473
	2003	7,851,130	111,046	2,532,367	14,621	—	1,145,602	91,740	9,480
	2002	8,313,271	88,882	3,025,084	15,928	—	1,219,460	103,819	6,392
	2001	9,350,224	36,636	3,715,408	20,137	—	1,082,143	89,455	—
	2000	8,756,940	13,392	3,721,706	1,113	—	663,096	57,160	—
	1999	6,322,183	—	2,869,022	—	—	67,525	—	—
AIM V.I. Capital Appreciation Fund Series I	2008	465,623	22,325	93,720	1,179	—	77,804	6,555	—
	2007	620,909	30,122	146,294	1,167	—	115,466	6,183	—
	2006	707,498	39,913	129,590	1,230	—	157,283	8,824	—
	2005	798,577	48,056	151,465	2,112	—	190,440	15,950	—
	2004	956,428	56,192	203,735	2,195	—	213,790	28,812	—
	2003	972,882	59,576	225,131	3,360	—	226,707	29,278	850
	2002	908,369	30,504	219,149	1,662	—	229,900	25,928	907
	2001	1,056,737	21,786	249,276	2,073	—	247,049	16,458	—
	2000	938,750	17,023	227,402	3,588	—	153,793	10,895	—
	1999	154,399	—	58,378	—	—	15,588	—	—
AIM V.I. Utilities Fund Series I	2008	321,046	1,732	87,050	—	—	70,015	1,452	—
	2007	511,345	1,343	130,017	—	—	88,337	1,319	—
	2006	485,791	1,450	130,309	—	—	106,769	3,345	—
	2005	539,098	2,573	124,256	—	—	83,235	3,007	—
	2004	393,261	4,391	117,461	—	—	61,237	3,140	—
	2003	275,853	3,425	88,649	—	—	62,128	1,842	—
	2002	315,440	1,853	101,412	—	—	47,271	1,317	—
	2001	404,103	442	125,234	—	—	41,198	1,317	—
	2000	262,180	436	111,172	—	—	29,447	1,781	—
	1999	39,656	—	50,258	—	—	4,618	—	—

76	PROSPECTUS	APPENDIX

7yrEDB = Seven Year Enhanced Death Benefit	LB = Living Benefit
CAEDB = Contract Anniversary Enhanced Death Benefit	EB = Earnings Benefit

	CONTRACT TYPE
INVESTMENT OPTION	YEAR END	BASIC	LB or EB	7 Yr EDB	7 Yr EDB and LB or EB	7 Yr EDB LB and EB	CAEDB	CAEDB and LB or EB	CAEDB LB and EB
AIM V.I. Government Securities Fund Series I	2008	885,708	103,138	111,392	6,287	—	153,816	22,641	5,155
	2007	677,069	167,377	105,599	10,524	—	176,019	29,504	6,975
	2006	767,989	174,764	134,168	12,590	—	189,293	46,573	9,232
	2005	946,910	194,038	154,149	13,441	—	237,538	57,762	11,159
	2004	1,068,454	211,114	200,907	13,552	—	274,282	70,084	12,196
	2003	1,309,533	211,960	236,188	14,550	—	302,759	69,805	12,697
	2002	1,006,940	133,142	237,433	9,784	—	185,102	22,261	3,295
	2001	216,953	43,554	41,797	903	—	70,242	10,010	—
	2000	8,572	4,332	7,282	—	—	—	9,734	—
	1999	—	—	—	—	—	—	—	—
AIM V.I. Core Equity Fund Series I	2008	871,142	11,792	230,769	1,633	—	157,028	8,775	—
	2007	1,157,112	12,591	267,562	1,363	—	204,929	6,503	—
	2006	1,420,156	14,576	344,176	1,390	—	263,013	7,541	—
	2005	1,729,664	23,183	407,721	1,614	—	330,537	7,950	—
	2004	2,102,764	31,017	537,136	4,088	—	405,276	8,612	—
	2003	2,406,135	33,494	592,596	4,347	—	465,331	8,779	—
	2002	2,845,970	39,861	717,577	993	—	529,146	7,387	—
	2001	3,484,843	17,863	943,636	399	—	665,027	5,782	—
	2000	3,193,590	14,435	947,681	145	—	568,617	5,736	—
	1999	1,129,019	—	389,988	—	—	47,122	—	—
AllianceBernstein Growth & Income Portfolio Class B	2008	280,520	23,148	20,408	1,685	—	89,665	12,640	881
	2007	337,700	19,582	35,041	4,933	—	103,267	17,953	657
	2006	424,055	22,383	62,027	4,993	—	104,920	18,207	661
	2005	421,141	29,258	58,404	5,079	—	103,781	19,857	692
	2004	443,665	31,202	63,880	5,120	—	124,488	23,935	2,206
	2003	277,853	22,966	45,911	3,773	—	56,236	25,966	1,804
	2002	29,249	11,495	13,110	—	—	14,579	10,281	—
	2001	—	—	—	—	—	—	—	—
	2000	—	—	—	—	—	—	—	—
	1999	—	—	—	—	—	—	—	—
AllianceBernstein Large Cap Growth Portfolio Class B	2008	131,781	12,665	6,426	—	—	45,514	8,447	—
	2007	157,820	11,062	7,972	—	—	53,482	6,882	—
	2006	178,072	13,355	10,488	—	—	69,555	7,096	—
	2005	197,552	13,469	11,571	—	—	61,161	6,550	—
	2004	135,165	19,218	20,934	—	—	65,880	9,029	3,273
	2003	114,440	15,828	22,309	—	—	45,407	6,916	3,715
	2002	10,271	2,928	642	—	—	1,570	70	3,998
	2001	—	—	—	—	—	—	—	—
	2000	—	—	—	—	—	—	—	—
	1999	—	—	—	—	—	—	—	—
AllianceBernstein Global Technology Portfolio Class B	2008	107,098	12,252	10,864	—	—	17,899	420	—
	2007	133,161	10,751	12,802	—	—	22,765	453	—
	2006	141,146	13,080	16,788	—	—	23,646	538	—
	2005	143,107	14,061	16,006	—	—	24,227	776	—
	2004	192,961	14,418	36,065	—	—	27,058	599	200
	2003	152,722	13,014	40,827	—	—	25,621	344	—
	2002	6,459	1,124	344	—	—	—	—	—
	2001	—	—	—	—	—	—	—	—
	2000	—	—	—	—	—	—	—	—
	1999	—	—	—	—	—	—	—	—

APPENDIX	PROSPECTUS	77

APPENDIX B

7yrEDB = Seven Year Enhanced Death Benefit	LB = Living Benefit
CAEDB = Contract Anniversary Enhanced Death Benefit	EB = Earnings Benefit

	CONTRACT TYPE
INVESTMENT OPTION	YEAR END	BASIC	LB or EB	7 Yr EDB	7 Yr EDB and LB or EB	7 Yr EDB LB and EB	CAEDB	CAEDB and LB or EB	CAEDB LB and EB
AllianceBernstein Value Portfolio Class B	2008	193,457	9,171	15,450	—	—	54,993	7,250	3,423
	2007	248,578	11,268	40,398	568	—	65,442	5,571	2,646
	2006	365,013	10,418	48,121	627	—	74,548	5,716	4,036
	2005	337,696	16,585	41,017	667	—	65,166	6,044	4,432
	2004	300,198	17,558	31,867	683	—	69,329	6,778	5,599
	2003	164,578	14,762	23,771	711	—	29,279	6,793	5,880
	2002	37,259	8,035	6,690	—	—	7,664	537	1,601
	2001	—	—	—	—	—	—	—	—
	2000	—	—	—	—	—	—	—	—
	1999	—	—	—	—	—	—	—	—
Davis Financial Portfolio	2008	325,596	13,818	101,429	—	—	56,008	5,720	6,395
	2007	430,798	12,463	134,497	—	—	74,070	6,054	4,451
	2006	562,445	14,386	184,818	—	—	94,268	8,693	4,247
	2005	606,955	20,410	194,576	—	—	102,308	10,296	12,199
	2004	688,113	23,389	211,874	640	—	108,915	11,722	13,038
	2003	628,845	21,368	243,928	727	—	100,111	10,509	13,582
	2002	594,420	10,392	307,651	—	—	97,310	5,845	430
	2001	622,789	4,842	386,094	—	—	89,570	213	—
	2000	353,099	218	308,658	—	—	22,819	127	—
	1999	148,313	—	169,937	—	—	6,321	—	—
Davis Real Estate Portfolio	2008	423,518	16,876	64,683	—	—	66,002	10,907	597
	2007	579,494	18,255	97,865	—	—	104,694	13,486	538
	2006	1,043,566	25,003	165,288	—	—	128,936	15,276	1,119
	2005	1,098,760	30,057	180,369	—	—	134,860	15,742	1,323
	2004	1,150,268	35,534	198,245	—	—	142,666	18,070	1,861
	2003	810,735	29,539	177,570	—	—	95,623	16,367	1,718
	2002	379,853	17,952	136,119	—	—	51,696	8,307	1,625
	2001	117,918	3,903	68,928	—	—	15,116	421	—
	2000	51,794	1,106	64,538	—	—	656	386	—
	1999	13,467	—	4,942	—	—	—	—	—
Davis Value Portfolio	2008	1,534,009	76,469	265,869	2,274	—	305,959	39,830	4,529
	2007	2,013,933	74,399	410,909	4,553	—	402,430	36,196	3,683
	2006	2,428,992	81,036	523,335	5,488	—	459,593	40,757	5,301
	2005	2,545,061	92,288	613,136	5,851	—	456,829	43,417	20,348
	2004	2,682,743	109,937	672,445	10,931	—	474,047	35,025	21,356
	2003	2,518,963	106,707	724,432	12,693	—	403,037	29,580	23,119
	2002	2,389,884	67,576	798,415	8,911	—	363,357	8,176	2,917
	2001	2,414,468	24,774	820,057	763	—	326,449	279	—
	2000	1,807,133	1,783	766,370	—	—	163,001	133	—
	1999	722,104	—	409,555	—	—	6,916	—	—
Fidelity VIP Contrafund Portfolio Service Class	2008	2,692,531	116,943	697,454	2,475	—	533,378	69,447	4,099
	2007	3,521,475	98,735	914,485	4,614	—	695,787	69,011	3,303
	2006	4,044,883	115,246	1,091,923	4,768	—	747,920	78,597	3,584
	2005	4,243,349	134,136	1,154,374	5,035	—	788,616	91,006	3,924
	2004	3,950,530	163,933	1,175,792	9,108	—	760,812	83,093	4,735
	2003	3,097,966	166,142	1,125,707	10,550	—	555,413	71,915	4,734
	2002	2,686,257	64,683	1,040,483	4,698	—	385,031	24,942	—
	2001	2,472,409	25,574	1,063,061	226	—	324,244	17,446	—
	2000	2,129,144	11,540	1,065,799	—	—	201,154	10,113	—
	1999	878,721	—	501,256	—	—	22,453	—	—

78	PROSPECTUS	APPENDIX

7yrEDB = Seven Year Enhanced Death Benefit	LB = Living Benefit
CAEDB = Contract Anniversary Enhanced Death Benefit	EB = Earnings Benefit

	CONTRACT TYPE
INVESTMENT OPTION	YEAR END	BASIC	LB or EB	7 Yr EDB	7 Yr EDB and LB or EB	7 Yr EDB LB and EB	CAEDB	CAEDB and LB or EB	CAEDB LB and EB
Fidelity VIP Equity-Income Portfolio Service Class	2008	1,568,452	76,701	279,412	7,771	—	365,218	25,652	3,616
	2007	2,189,739	73,505	388,188	11,898	—	501,033	28,731	2,795
	2006	2,499,838	80,951	486,750	14,623	—	572,440	37,739	2,830
	2005	2,792,147	98,379	575,727	16,128	—	676,956	46,722	3,203
	2004	2,994,047	112,624	675,858	13,813	—	780,622	58,059	11,126
	2003	2,655,606	105,039	694,686	13,564	—	630,289	57,627	11,169
	2002	2,328,445	74,929	614,416	13,705	—	379,675	37,323	7,056
	2001	1,522,987	15,740	436,024	14,265	—	161,500	29,387	—
	2000	688,226	178	216,051	—	—	27,839	271	—
	1999	282,515	—	98,110	—	—	13,102	—	—
Fidelity VIP Growth Opportunities Portfolio Service Class	2008	456,571	22,415	73,551	3,823	—	70,989	8,861	—
	2007	659,198	17,017	188,314	2,883	—	87,691	5,892	—
	2006	568,255	19,022	134,600	3,073	—	109,681	6,574	1,362
	2005	667,539	22,690	150,654	4,215	—	137,947	9,784	1,407
	2004	783,785	24,229	276,048	4,284	—	144,465	11,073	1,413
	2003	952,861	19,546	272,368	4,574	—	96,467	11,109	1,425
	2002	521,336	7,989	157,953	914	—	79,180	3,432	1,606
	2001	625,656	3,603	180,707	274	—	71,131	6,553	—
	2000	538,257	1,710	183,503	—	—	55,803	6,155	—
	1999	218,432	—	121,432	—	—	7,563	—	—
Fidelity VIP Mid Cap Portfolio Service Class
	2008	1,328,394	33,118	251,316	2,714	—	269,427	21,220	1,823
	2007	1,762,898	29,381	353,183	3,075	—	368,638	21,556	1,412
	2006	2,085,933	36,452	451,816	4,059	—	409,565	24,123	1,758
	2005	2,352,457	45,423	506,444	4,445	—	433,920	25,544	2,524
	2004	2,400,285	56,053	517,919	4,915	—	457,145	25,418	3,908
	2003	1,947,861	53,869	448,165	4,885	—	369,073	20,038	4,546
	2002	1,633,967	35,805	440,908	3,423	—	291,887	9,028	966
	2001	1,312,084	6,444	375,618	911	—	225,441	4,297	—
	2000	1,169,499	1,121	283,170	—	—	173,341	5,045	—
	1999	115,626	—	28,549	—	—	3,872	—	—
Templeton Growth Securities Fund Class 2	2008	501,984	20,649	106,607	—	—	136,006	15,489	342
	2007	732,840	17,445	158,696	—	—	159,482	13,899	235
	2006	830,166	20,017	180,271	—	—	178,259	15,341	374
	2005	771,156	25,220	164,086		—	187,293	17,436	1,048
	2004	658,517	31,287	117,344	—	—	173,642	15,356	2,271
	2003	319,090	22,874	65,339	—	—	63,049	13,428	2,630
	2002	52,976	5,735	27,420	—	—	11,844	2,677	—
	2001	—	—	—	—	—	—	—	—
	2000	—	—	—	—	—	—	—	—
	1999	—	—	—	—	—	—	—	—
Janus Aspen MidCap Growth Portfolio Institutional Shares	2008	937,847	7,468	209,680	—	—	189,478	3,635	—
	2007	1,113,587	8,117	240,845	696	—	211,588	2,581	—
	2006	1,383,122	10,060	265,774	781	—	249,024	4,806	—
	2005	1,570,902	11,465	326,217	954	—	298,198	11,402	—
	2004	1,812,271	21,700	400,361	1,051	—	346,669	28,862	—
	2003	2,030,971	27,634	564,915	1,804	—	378,885	44,067	—
	2002	2,162,265	20,121	609,264	826	—	337,684	30,309	—
	2001	2,658,196	19,751	838,123	1,504	—	381,219	29,928	—
	2000	3,519,640	17,148	1,433,854	3,414	—	344,804	29,117	—
	1999	1,036,284	—	532,518	—	—	15,869	—	—

APPENDIX	PROSPECTUS	79

APPENDIX B

7yrEDB = Seven Year Enhanced Death Benefit	LB = Living Benefit
CAEDB = Contract Anniversary Enhanced Death Benefit	EB = Earnings Benefit

	CONTRACT TYPE
INVESTMENT OPTION	YEAR END	BASIC	LB or EB	7 Yr EDB	7 Yr EDB and LB or EB	7 Yr EDB LB and EB	CAEDB	CAEDB and LB or EB	CAEDB LB and EB
Janus Aspen Forty Portfolio Institutional Shares	2008	816,490	4,875	314,467	463	—	187,396	7,682	343
	2007	935,394	5,997	359,607	450	—	223,252	6,749	236
	2006	1,115,590	8,578	429,913	1,310	—	289,419	6,991	249
	2005	1,423,960	11,573	533,176	1,311	—	311,061	6,785	258
	2004	1,624,365	16,198	617,239	2,110	—	356,126	6,578	678
	2003	1,797,022	16,774	722,047	2,270	—	346,510	5,873	738
	2002	2,060,171	10,641	908,044	1,602	—	392,480	2,633	—
	2001	2,475,497	7,221	1,098,728	1,603	—	424,511	645	—
	2000	2,728,350	4,184	1,347,298	3,148	—	363,412	350	—
	1999	1,765,832	—	621,635	—	—	55,123	—	—
Janus Aspen Large Cap Growth Portfolio Institutional Shares	2008	631,196	22,098	134,205	1,105	—	91,449	20,880	—
	2007	849,591	23,146	178,584	1,162	—	131,544	17,934	—
	2006	1,014,363	38,997	232,996	1,226	—	170,376	26,033	—
	2005	1,250,400	46,745	308,098	1,502	—	207,728	29,879	—
	2004	1,554,605	60,039	412,399	1,549	—	272,760	39,448	—
	2003	1,752,385	62,866	525,471	1,568	—	303,120	44,253	—
	2002	2,063,165	61,818	653,878	889	—	353,551	28,898	—
	2001	2,612,236	49,511	910,425	1,963	—	414,743	25,536	—
	2000	2,482,700	29,099	852,664	—	—	335,068	26,365	—
	1999	888,418	2,060	309,594	—	—	20,303	—	—
Janus Aspen Worldwide Growth Portfolio Institutional Shares	2008	877,448	8,554	254,572	2,122	—	188,743	3,682	350
	2007	1,167,104	10,391	325,263	1,759	—	243,470	2,538	296
	2006	1,312,690	15,258	405,933	1,936	—	306,109	9,919	383
	2005	1,573,091	22,049	540,640	2,058	—	358,055	13,224	484
	2004	1,988,401	23,830	685,517	2,155	—	444,899	25,399	537
	2003	2,242,493	31,897	839,525	2,191	—	511,130	24,669	590
	2002	2,685,955	34,392	1,010,507	2,260	—	585,817	23,450	461
	2001	2,911,044	21,572	1,137,877	3,784	—	629,551	21,813	—
	2000	2,778,860	13,610	1,081,477	—	—	467,136	18,626	—
	1999	636,892	1,343	318,242	—	—	20,814	—	—
MFS Growth Series Initial Class (formerly MFS Emerging Growth Series Initial Class)	2008	333,416	16,509	97,496	1,092	—	78,259	12,405	1,125
	2007	430,599	22,555	115,439	1,554	—	109,333	10,632	847
	2006	492,650	25,914	127,344	1,806	—	163,755	13,923	972
	2005	598,719	28,875	168,223	1,957	—	194,944	19,443	1,101
	2004	732,539	35,716	200,766	3,081	—	228,621	20,721	1,273
	2003	843,274	30,311	210,417	3,203	—	214,677	19,815	1,445
	2002	760,210	20,320	231,505	777	—	215,215	6,181	—
	2001	880,795	3,601	269,702	87	—	213,145	5,675	—
	2000	777,288	1,200	264,468	70	—	161,066	4,210	—
	1999	190,540	—	75,946	—	—	11,012	—	—
MFS Investors Trust Series Initial Class	2008	795,093	18,988	327,464	2,253	—	85,870	2,684	5,523
	2007	949,947	20,973	388,599	1,760	—	116,068	2,824	4,393
	2006	1,035,349	24,884	484,530	1,756	—	151,555	3,443	6,061
	2005	1,279,637	34,020	623,747	1,813	—	173,265	5,932	6,519
	2004	1,541,633	38,516	806,400	1,843	—	201,864	17,422	8,597
	2003	1,727,719	36,543	951,551	—	—	200,740	25,687	8,646
	2002	1,995,074	27,304	1,120,973	801	—	162,469	24,144	1,591
	2001	2,292,232	4,260	1,405,022	802	—	154,279	21,142	—
	2000	2,391,142	561	1,521,920	—	—	122,677	4,667	—
	1999	2,513,945	—	1,597,899	—	—	24,219	—	—

80	PROSPECTUS	APPENDIX

7yrEDB = Seven Year Enhanced Death Benefit	LB = Living Benefit
CAEDB = Contract Anniversary Enhanced Death Benefit	EB = Earnings Benefit

	CONTRACT TYPE
INVESTMENT OPTION	YEAR END	BASIC	LB or EB	7 Yr EDB	7 Yr EDB and LB or EB	7 Yr EDB LB and EB	CAEDB	CAEDB and LB or EB	CAEDB LB and EB
MFS New Discovery Series Initial Class	2008	240,838	48,504	48,508	100	—	65,214	2,124	—
	2007	313,901	44,795	45,460	324	—	77,671	2,268	—
	2006	386,237	51,641	70,419	815	—	92,855	6,258	—
	2005	441,158	60,012	82,850	904	—	103,165	12,323	—
	2004	594,134	72,697	125,295	1,487	—	120,630	21,027	—
	2003	628,408	71,610	166,380	2,328	—	118,123	25,275	—
	2002	544,285	36,191	176,227	1,810	—	96,711	23,718	—
	2001	550,815	15,248	196,318	4,505	—	87,181	15,728	—
	2000	389,769	1,569	155,726	486	—	50,848	1,155	—
	1999	27,979	—	43,323	—	—	3,226	—	—
MFS Research Series Initial Class	2008	127,315	8,411	20,986	—	—	24,261	1,867	—
	2007	212,663	6,791	56,478	468	—	35,621	1,587	—
	2006	194,906	10,408	31,096	484	—	39,551	5,344	313
	2005	359,085	11,862	36,951	502	—	54,130	6,343	1,903
	2004	329,426	12,520	43,926	1,834	—	57,894	6,693	3,250
	2003	259,556	12,473	53,190	3,123	—	54,979	5,804	4,176
	2002	262,883	3,695	62,349	1,958	—	36,734	5,356	—
	2001	354,286	4,433	81,667	1,226	—	43,821	1,599	—
	2000	278,735	3,102	68,687	941	—	17,439	1,611	—
	1999	37,056	—	19,166	—	—	584	—	—
MFS Total Return Series Initial Class	2008	2,788,342	43,718	388,431	1,160	3,795	489,684	17,247	1,890
	2007	3,523,858	46,045	525,456	6,206	3,401	652,184	17,167	1,812
	2006	4,077,733	50,540	627,094	6,458	3,418	733,806	23,380	2,078
	2005	4,754,060	62,420	745,735	6,838	3,494	821,386	33,388	16,072
	2004	4,777,762	69,907	791,967	7,184	3,551	869,591	35,090	16,955
	2003	4,071,726	68,618	729,008	7,634	3,692	704,913	27,870	17,788
	2002	2,995,050	45,647	606,790	9,191	—	502,298	17,326	2,957
	2001	1,576,891	14,448	437,404	172	—	247,904	1,558	—
	2000	376,061	612	177,865	1,385	—	45,873	153	—
	1999	128,045	—	61,489	—	—	1,332	—	—
Prudential Jennison Portfolio Class II	2008	46,659	17,833	14,002	—	—	27,670	—	—
	2007	59,024	14,067	16,809	—	—	27,390	—	—
	2006	75,769	15,137	20,469	—	—	27,193	2,336	—
	2005	111,979	17,849	10,063	—	—	25,555	2,356	—
	2004	126,569	24,464	9,357	—	—	25,249	2,504	—
	2003	133,093	25,653	9,679	—	—	24,369	18,379	—
	2002	100,190	2,913	5,819	—	—	18,478	2,575	—
	2001	44,728	—	3,609	—	—	2,603	—	—
	2000	—	—	—	—	—	—	—	—
	1999	—	—	—	—	—	—	—	—
Van Kampen Life Investment Trust Growth & Income Portfolio Class II	2008	459,215	31,661	94,883	2,460	—	160,959	17,780	4,350
	2007	596,883	27,780	116,611	1,858	—	187,142	18,117	3,505
	2006	674,594	31,941	142,682	1,965	—	188,473	18,136	3,803
	2005	684,532	38,800	172,404	2,154	—	205,145	24,936	4,165
	2004	600,559	39,191	160,199	940	—	206,267	26,855	4,566
	2003	379,464	37,186	121,860	960	—	128,348	20,473	5,024
	2002	61,244	5,271	29,309	—	—	26,971	1,772	—
	2001	—	—	—	—	—	—	—	—
	2000	—	—	—	—	—	—	—	—
	1999	—	—	—	—	—	—	—	—

APPENDIX	PROSPECTUS	81

APPENDIX B

7yrEDB = Seven Year Enhanced Death Benefit	LB = Living Benefit
CAEDB = Contract Anniversary Enhanced Death Benefit	EB = Earnings Benefit

	CONTRACT TYPE
INVESTMENT OPTION	YEAR END	BASIC	LB or EB	7 Yr EDB	7 Yr EDB and LB or EB	7 Yr EDB LB and EB	CAEDB	CAEDB and LB or EB	CAEDB LB and EB
Van Kampen Life Investment Trust Government Portfolio Class II	2008	470,630	92,779	73,238	4,953	—	105,517	21,847	8,169
	2007	578,605	143,008	76,740	7,376	—	124,452	35,688	11,027
	2006	675,865	147,574	102,783	7,456	—	124,379	43,444	13,705
	2005	847,815	162,081	118,329	7,365	—	146,942	48,112	16,963
	2004	912,724	177,613	128,431	5,798	—	151,453	54,194	25,077
	2003	859,725	143,331	139,696	5,631	—	132,495	47,950	25,897
	2002	382,734	58,859	137,074	83	—	31,017	11,222	8,109
	2001	—	—	—	—	—	—	—	—
	2000	—	—	—	—	—	—	—	—
	1999	—	—	—	—	—	—	—	—

82	PROSPECTUS	APPENDIX

INDIVIDUAL FLEXIBLE PREMIUM

DEFERRED VARIABLE

ANNUITY CONTRACT

Issued Through The Guardian Separate Account E of

The Guardian Insurance & Annuity Company, Inc.

Statement of Additional Information dated May 1, 2009

This Statement of Additional Information is not a prospectus but should be read in conjunction with the current Prospectus for The Guardian Separate Account E (marketed under the name “The Guardian Investor Retirement Asset Manager”) dated May 1, 2009.

A free Prospectus is available upon request by writing or calling:

The Guardian Insurance & Annuity Company, Inc.

Customer Service Office

P.O. Box 26210

Lehigh Valley, Pennsylvania 18002

1-800-221-3253

Read the Prospectus before you invest. Terms used in this Statement of Additional Information shall have the same meaning as in the Prospectus.

EB-013285    5/06

B-1

SERVICES TO THE SEPARATE ACCOUNT

The Guardian Insurance & Annuity Company, Inc. (“GIAC”) maintains the books and records of The Guardian Separate Account E (the “Separate Account”). GIAC, a wholly owned subsidiary of The Guardian Life Insurance Company of America, acts as custodian of the assets of the Separate Account. GIAC bears all expenses incurred in the operations of the Separate Account, except the mortality and expense risk charge and the administrative charge (as described in the Prospectus), which are borne by the contract owner.

Guardian Investor Services LLC (“GIS”), a wholly owned subsidiary of GIAC, serves as principal underwriter for the Separate Account pursuant to a distribution and service agreement between GIAC and GIS. The contracts are offered continuously and are sold by GIAC insurance agents who are registered representatives of either Park Avenue Securities LLC (“PAS”) or of other broker-dealers which have selling agreements with GIS and GIAC. In the years 2008, 2007 and 2006, GIAC paid commissions through GIS and PAS with respect to the sales of variable annuity contracts in the amount of $30,234,049, $48,660,683 and $50,194,953, respectively.

ANNUITY PAYMENTS

The objective of the contracts is to provide benefit payments (known as annuity payments) which will increase at a rate sufficient to maintain purchasing power at a constant level. For this to occur, the actual net investment return must exceed the assumed investment return by an amount equal to the rate of inflation. Of course, no assurance can be made that this objective will be met. If the assumed interest return were to be increased, benefit payments would start at a higher level but would increase more slowly or decrease more rapidly. Likewise, a lower assumed interest return would provide a lower initial payment with greater increases or lesser decreases in subsequent annuity payments.

Value of an Annuity Unit: The value of an annuity unit is determined independently for each of the Variable Investment Options. For any valuation period, the value of an annuity unit is equal to the value for the immediately preceding valuation period multiplied by the annuity change factor for the current Valuation Period. The annuity unit value for a valuation period is the value determined as of the end of such period. The annuity change factor is equal to the net investment factor for the same valuation period adjusted to neutralize the assumed investment return used in determining the annuity payments. The net investment factor is reduced by (a) the mortality and expense risk charges, (b) administrative expenses and (c) if applicable, any optional benefit rider charge on an annual basis during the life of the contract. The dollar amount of any monthly payment due after the first monthly payment under a Variable Investment Option will be determined by multiplying the number of annuity units by the value of an annuity unit for the valuation period ending ten (10) days prior to the valuation period in which the monthly payment is due.

Determination of the First Monthly Annuity Payment: At the time annuity payments begin, the value of the contract owner’s account is determined by multiplying the appropriate variable or fixed accumulation unit value on the valuation period ten (10) days before the date the first variable or fixed annuity payment is due by the corresponding number of variable or fixed accumulation units credited to the contract owner’s account as of the date the first annuity payment is due, less any applicable premium taxes not previously deducted.

The contracts contain tables reflecting the dollar amount of the first monthly payment which can be purchased with each $1,000 of value accumulated under the contract. The amounts depend on the variable or fixed annuity payout option selected, the mortality table used under the contract (the 1983 Individual Mortality Table projected using Scale G) and the nearest age of the Annuitant. The first annuity payment is determined by multiplying the benefit per $1,000 of value shown in the contract tables by the number of thousands of dollars of value accumulated under the contract. Currently, we are using annuity purchase rates we believe to be more favorable to you than those in your contract. We may change these rates from time to time, but the rate will never be less favorable to you than those guaranteed in your contract.

Determination of the Second and Subsequent Monthly Variable Annuity Payments: The amount of the second and subsequent variable annuity payments is determined by multiplying the number of annuity units by the appropriate annuity unit value as of the valuation period ten (10) days prior to the day such payment is due. The number of annuity units under a contract is determined by dividing the first monthly variable annuity payment by the value of the appropriate annuity unit on the date of such payment. This number of annuity units remains fixed during the variable annuity payment period, provided no transfers among the Variable Investment Options are made. If a transfer among the Variable Investment Options is made, the number of annuity units will be adjusted accordingly.

B-2

The assumed investment return under the contract is the measuring point for subsequent variable annuity payments. If the actual net investment return (on an annual basis) remains equal to the assumed investment return, the variable annuity payments will remain constant in amount. If the actual net investment return exceeds the assumed investment return, the variable annuity payment will increase at a rate equal to the amount of such excess. Conversely, if the actual rate is less than the assumed investment return, variable annuity payments will decrease.

For Options V-1, V-2 and V-3, the assumed investment return is 4%. Under Option V-4, you may choose a 0%, 3 1/2% or 5% assumed investment return.

The second and subsequent monthly payments made under a fixed annuity payout option will be equal to the amount of the first monthly fixed annuity payment (described above).

We may provide a contract owner with a personalized report to demonstrate how these calculations would have impacted the income stream had the contract owner annuitized the contract at some time in the past. This report is based on historical information and is not necessarily representative of future performance.

TAX STATUS OF THE CONTRACTS

Tax law imposes several requirements that variable annuities must satisfy in order to receive the tax treatment normally accorded to annuity contracts.

Diversification Requirements. The Internal Revenue Code of 1986, as amended (“Code”) requires that the investments of each investment division of the separate account underlying the contracts be “adequately diversified” in order for the contracts to be treated as annuity contracts for Federal income tax purposes. It is intended that each investment division, through the fund in which it invests, will satisfy these diversification requirements.

Owner Control. In some circumstances, owners of variable contracts who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets and may be subject to tax on income produced by those assets. Although published guidance in this area does not address certain aspects of the contracts, we believe that the owner of a contract should not be treated as the owner of the separate account assets. We reserve the right to modify the contracts to bring them into conformity with applicable standards should such modification be necessary to prevent owners of the contracts from being treated as the owners of the underlying separate account assets.

Required Distributions. In order to be treated as an annuity contract for Federal income tax purposes, section 72(s) of the Code requires any non-qualified contract to contain certain provisions specifying how your interest in the contract will be distributed in the event of the death of a holder of the contract. Specifically, section 72(s) requires that (a) if any holder dies on or after the annuity starting date, but prior to the time the entire interest in the contract has been distributed, the entire interest in the contract will be distributed at least as rapidly as under the method of distribution being used as of the date of such holder’s death; and (b) if any holder dies prior to the annuity starting date, the entire interest in the contract will be distributed within five years after the date of such holder’s death. These requirements will be considered satisfied as to any portion of a holder’s interest which is payable to or for the benefit of a designated beneficiary and which is distributed over the life of such designated beneficiary or over a period not extending beyond the life expectancy of that beneficiary, provided that such distributions begin within one year of the holder’s death. The designated beneficiary refers to a natural person designated by the holder as a beneficiary and to whom ownership of the contract passes by reason of death. However, if the designated beneficiary is the surviving spouse of the deceased holder, the contract may be continued with the surviving spouse as the new holder.

The non-qualified contracts contain provisions that are intended to comply with these Code requirements, although no regulations interpreting these requirements have yet been issued. We intend to review such provisions and modify them if necessary to assure that they comply with the applicable requirements when such requirements are clarified by regulation or otherwise.

Other rules may apply to qualified contracts.

B-3

CALCULATION OF YIELD QUOTATIONS FOR THE RS MONEY MARKET VIP SERIES

INVESTMENT DIVISION

The yield of the Investment Division of the Separate Account investing in the RS Money Market VIP Series represents the net change, exclusive of gains and losses realized by the Investment Division of the RS Money Market VIP Series and unrealized appreciation and depreciation with respect to the RS Money Market VIP Series’ portfolio of securities, in the value of a hypothetical pre-existing contract that is credited with one accumulation unit at the beginning of the period for which yield is determined (the “base period”). The base period generally will be a seven-day period. The current yield for a base period is calculated by dividing (1) the net change in the value of the contract for the base period (see “Accumulation Period” in the Prospectus) by (2) the value of the contract at the beginning of the base period and multiplying the result by 365/7. Deductions from purchase payments (for example, any applicable premium taxes) and any applicable contingent deferred sales charge assessed at the time of withdrawal or annuitization are not reflected in the computation of current yield of the Investment Division. The determination of net change in contract value reflects all deductions that are charged to a contract owner, in proportion to the length of the base period and the Investment Division’s average contract size. The current annualized yield of the RS Money Market VIP Series Investment Division for the 7-day period ended December 31, 2008 was 0.65%.

Yield also may be calculated on an effective or compound basis, which assumes continual reinvestment by the Investment Division throughout an entire year of net income earned by the Investment Division at the same rate as net income is earned in the base period. The effective or compound yield for a base period is calculated by (1) dividing (i) the net change in the value of the contract for the base period by (ii) the value of the contract as of the beginning of the base period, (2) adding 1 to the result, (3) raising the sum to a power equal to 365 divided by the number of days in the base period, and (4) subtracting 1 from the result. The effective annualized yield of the RS Money Market VIP Series Investment Division for the 7-day period ended December 31, 2008 was 0.66%.

The current and effective yields of the RS Money Market VIP Series Investment Division will vary depending on prevailing interest rates, the operating expenses and the quality, maturity and type of instruments held in the RS Money Market VIP Series’ portfolio. Consequently, no yield quotation should be considered as representative of what the yield of the Investment Division may be for any specified period in the future. The yield is subject to fluctuation and is not guaranteed.

VALUATION OF ASSETS OF THE SEPARATE ACCOUNT

The value of Fund shares held in each Investment Division at the time of each valuation is the redemption value of such shares at such time. If the right to redeem shares of a Fund has been suspended, or payment of redemption value has been postponed for the sole purpose of computing annuity payments, the shares held in the Separate Account (and corresponding annuity units) may be valued at fair value as determined in good faith by GIAC’s Board of Directors.

QUALIFIED PLAN TRANSFERABILITY RESTRICTIONS

Where a contract is owned in conjunction with a retirement plan qualified under the Code a tax-sheltered annuity program or individual retirement account, and notwithstanding any other provisions of the contract, the contract owner may not change the ownership of the contract nor may the contract be sold, assigned or pledged as collateral for a loan or as security for the performance of an obligation or for any other purpose to any person other than GIAC unless the contract owner is the trustee of an employee trust qualified under the Code, the custodian of a custodial account treated as such, or the employer under a qualified non-trusteed pension plan.

EXPERTS

The consolidated balance sheets of GIAC as of December 31, 2008 and 2007 and the related consolidated statements of income and comprehensive income, of changes in stockholder’s equity and of cash flows for each of the three years in the period ended December 31, 2008 and the statement of assets and liabilities of Separate Account E as of December 31, 2008 and the related statement of operations for the year then ended and the statement of changes in net assets for the two years in the period ended December 31, 2008, included in this Statement of Additional Information have been so included in reliance on the reports of PricewaterhouseCoopers LLP, independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

B-4

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B-5

FINANCIAL STATEMENTS OF

THE GUARDIAN SEPARATE ACCOUNT E

The Guardian Separate Account E

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2008

	RS Core Equity VIP Series	RS S&P 500 Index VIP Series	RS Asset Allocation VIP Series

Assets:
Shares owned in underlying fund	3,313,537	2,474,945	840,891
Net asset value per share (NAV)	26.60	6.52	6.50

Total Assets (Shares x NAV)	$88,140,090	$16,136,639	$5,465,793

Liabilities:
Due to The Guardian Insurance & Annuity Company, Inc.	64,501	20,009	3,882

Net Assets	$88,075,589	$16,116,630	$5,461,911

Net Assets: Total
Contract Value in accumulation period	$87,868,010	$15,957,358	$5,421,107
Contracts in Payout (annuitization) period	207,579	159,272	40,804

Net Assets	$88,075,589	$16,116,630	$5,461,911

Total Units Outstanding	9,749,531	2,358,424	687,226

Units Value (Accumulation, Lowest to Highest)	$8.89 to $9.25	$6.85 to $7.82	$7.80 to $7.93

Cost Of Shares In Underlying Fund	$108,729,876	$21,255,433	$7,332,409

STATEMENT OF OPERATIONS

Year Ended December 31, 2008

	RS Core Equity VIP Series	RS S&P 500 Index VIP Series	RS Asset Allocation VIP Series

2008 Investment Income
Income:
Reinvested dividends	$1,429,295	$497,550	$146,251
Expenses:
Mortality expense risk and administrative charges	1,522,476	280,750	105,366

Net investment income/(expense)	(93,181)	216,800	40,885

2008 Realized and Unrealized Gain/(Loss) from Investments
Realized gain/(loss) from investments:
Net realized gain/(loss) from sale of investments	(9,740,292)	850,870	444,330
Reinvested realized gain distributions	—	—	—

Net realized gain/(loss) on investments	(9,740,292)	850,870	444,330
Net change in unrealized appreciation/(depreciation) of investments	(30,474,342)	(11,289,058)	(4,309,783)

Net realized and unrealized gain/(loss) from investments	(40,214,634)	(10,438,188)	(3,865,453)

2008 Net Increase/(Decrease) in Net Assets Resulting from Operations	$(40,307,815)	$(10,221,388)	$(3,824,568)

See notes to financial statements

B-6

Investment Divisions
RS High Yield Bond VIP Series	RS Low Duration Bond VIP Series	RS Large Cap Value VIP Series	RS Partners VIP Series	RS Small Cap Core Equity VIP Series	RS International Growth VIP Series	RS Emerging Markets VIP Series

1,367,483	363,879	335,858	650,439	3,213,810	1,779,312	1,674,707
5.59	9.94	6.90	7.01	7.51	12.81	11.11

$7,644,227	$3,616,959	$2,317,420	$4,559,574	$24,135,714	$22,792,992	$18,605,998

8,999	9,009	10,793	9,406	22,332	27,290	23,010

$7,635,228	$3,607,950	$2,306,627	$4,550,168	$24,113,382	$22,765,702	$18,582,988

$7,497,674	$3,501,024	$2,256,292	$4,527,584	$23,976,664	$22,696,689	$18,508,764
137,554	106,926	50,335	22,584	136,718	69,013	74,224

$7,635,228	$3,607,950	$2,306,627	$4,550,168	$24,113,382	$22,765,702	$18,582,988

719,484	319,940	209,221	414,559	2,115,235	2,265,048	1,182,349

$10.11 to $10.50	$10.70 to $10.99	$10.52 to $10.84	$10.66 to $10.98	$9.38 to $11.37	$10.14 to $10.57	$15.27 to $15.43

$11,020,713	$3,648,865	$3,932,847	$7,311,115	$44,624,099	$28,210,954	$42,247,498

Investment Divisions
RS High Yield Bond VIP Series	RS Low Duration Bond VIP Series	RS Large Cap Value VIP Series	RS Partners VIP Series	RS Small Cap Core Equity VIP Series	RS International Growth VIP Series	RS Emerging Markets VIP Series

$768,460	$113,041	$65,929	$—	$153,020	$611,260	$96,855

132,226	47,769	41,922	65,107	440,483	473,138	528,203

636,234	65,272	24,007	(65,107)	(287,463)	138,122	(431,348)

(485,893)	24,759	(451,830)	(926,428)	(6,993,468)	2,452,354	3,072
—	—	113,308	128,756	313,010	770,405	2,288,432

(485,893)	24,759	(338,522)	(797,672)	(6,680,458)	3,222,759	2,291,504
(2,530,542)	(19,897)	(1,353,789)	(1,714,939)	(8,318,447)	(23,232,923)	(32,887,988)

(3,016,435)	4,862	(1,692,311)	(2,512,611)	(14,998,905)	(20,010,164)	(30,596,484)

$(2,380,201)	$70,134	$(1,668,304)	$(2,577,718)	$(15,286,368)	$(19,872,042)	$(31,027,832)

B-7

The Guardian Separate Account E

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2008 (continued)

	RS Investment Quality Bond VIP Series	RS MidCap Opportunities VIP Series	RS Global Natural Resources VIP Series

Assets:
Shares owned in underlying fund	4,998,140	11,628	268,980
Net asset value per share (NAV)	11.32	4.85	5.97

Total Assets (Shares x NAV)	$56,578,946	$56,397	$1,605,808

Liabilities:
Due to The Guardian Insurance & Annuity Company, Inc.	48,322	224	2,050

Net Assets	$56,530,624	$56,173	$1,603,758

Net Assets: Total
Contract Value in accumulation period	$55,498,562	$56,173	$1,603,758
Contracts in Payout (annuitization) period	1,032,062	—	—

Net Assets	$56,530,624	$56,173	$1,603,758

Total Units Outstanding	3,626,163	11,792	273,721

Units Value (Accumulation, Lowest to Highest)	$11.77 to $15.65	$4.75 to $4.76	$5.82 to $5.86

Cost Of Shares In Underlying Fund	$61,094,013	$68,791	$2,764,064

STATEMENT OF OPERATIONS

Year Ended December 31, 2008 (continued)

	RS Investment Quality Bond VIP Series	RS MidCap Opportunities VIP Series	RS Global Natural Resources VIP Series

2008 Investment Income
Income:
Reinvested dividends	$2,956,250	$—	$—
Expenses:
Mortality expense risk and administrative charges	882,723	168	20,591

Net investment income/(expense)	2,073,527	(168)	(20,591)

2008 Realized and Unrealized Gain/(Loss) from Investments
Realized gain/(loss) from investments:
Net realized gain/(loss) from sale of investments	(985,003)	(4,499)	(537,386)
Reinvested realized gain distributions	346,465	—	—

Net realized gain/(loss) on investments	(638,538)	(4,499)	(537,386)
Net change in unrealized appreciation/(depreciation) of investments	(2,074,061)	(11,868)	(1,177,609)

Net realized and unrealized gain/(loss) from investments	(2,712,599)	(16,367)	(1,714,995)

2008 Net Increase/(Decrease) in Net Assets Resulting from Operations	$(639,072)	$(16,535)	$(1,735,586)

See notes to financial statements

B-8

Investment Divisions
RS Value VIP Series	RS Equity Dividend VIP Series	RS Technology VIP Series	RS Money Market VIP Series	Gabelli Capital Asset	Value Line Centurion	Value Line Strategic Asset Management Trust

19,099	29,676	36,473	69,694,094	3,964,938	1,471,545	4,592,057
5.65	5.43	5.06	1.00	10.87	8.75	14.36

$107,907	$161,138	$184,555	$69,694,094	$43,098,871	$12,876,020	$65,941,937

1,247	5,137	2,799	1,154,761	34,866	9,981	54,327

$106,660	$156,001	$181,756	$68,539,333	$43,064,005	$12,866,039	$65,887,610

$106,660	$156,001	$181,756	$68,359,132	$42,954,890	$12,826,578	$65,359,412
—	—	—	180,201	109,115	39,461	528,198

$106,660	$156,001	$181,756	$68,539,333	$43,064,005	$12,866,039	$65,887,610

19,225	28,532	36,606	5,508,322	2,991,029	1,821,714	5,002,839

$5.53 to $5.55	$5.45 to $5.47	$4.95 to $4.97	$10.30 to $12.57	$9.31 to $15.06	$4.76 to $7.19	$8.60 to $13.62

$167,215	$255,142	$369,237	$69,694,094	$64,954,389	$26,278,346	$91,773,395

Investment Divisions
RS Value VIP Series	RS Equity Dividend VIP Series	RS Technology VIP Series	RS Money Market VIP Series	Gabelli Capital Asset	Value Line Centurion	Value Line Strategic Asset Management Trust

$—	$5,402	$—	$1,312,463	$511,458	$—	$1,371,897

1,034	4,817	2,088	866,159	856,191	261,256	1,219,386

(1,034)	585	(2,088)	446,304	(344,733)	(261,256)	152,511

(16,435)	(127,203)	(35,812)	—	434,832	(1,170,970)	1,612,625
—	53	—	—	391,343	4,334,344	12,444,347

(16,435)	(127,150)	(35,812)	—	826,175	3,163,374	14,056,972
(56,181)	(92,050)	(160,343)	—	(34,357,587)	(16,319,423)	(46,547,866)

(72,616)	(219,200)	(196,155)	—	(33,531,412)	(13,156,049)	(32,490,894)

$(73,650)	$(218,615)	$(198,243)	$446,304	$(33,876,145)	$(13,417,305)	$(32,338,383)

B-9

The Guardian Separate Account E

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2008 (continued)

	AIM V.I. Capital Appreciation Series I	AIM V.I. Utilities Series I	AIM V.I. Government Securities Series I

Assets:
Shares owned in underlying fund	243,297	368,012	1,450,840
Net asset value per share (NAV)	16.89	13.38	13.05

Total Assets (Shares x NAV)	$4,109,287	$4,924,006	$18,933,468

Liabilities:
Due to The Guardian Insurance & Annuity Company, Inc.	3,719	5,827	22,537

Net Assets	$4,105,568	$4,918,179	$18,910,931

Net Assets: Total
Contract Value in accumulation period	$4,104,187	$4,914,236	$18,378,886
Contracts in Payout (annuitization) period	1,381	3,943	532,045

Net Assets	$4,105,568	$4,918,179	$18,910,931

Total Units Outstanding	667,206	481,294	1,288,136

Units Value (Accumulation, Lowest to Highest)	$5.05 to $6.23	$8.47 to $10.29	$12.36 to $14.37

Cost Of Shares In Underlying Fund	$5,228,412	$7,899,665	$17,953,063

STATEMENT OF OPERATIONS

Year Ended December 31, 2008 (continued)

	AIM V.I. Capital Appreciation Series I	AIM V.I. Utilities Series I	AIM V.I. Government Securities Series I

2008 Investment Income
Income:
Reinvested dividends	$—	$184,187	$644,818
Expenses:
Mortality expense risk and administrative charges	81,460	99,368	217,918

Net investment income/(expense)	(81,460)	84,819	426,900

2008 Realized and Unrealized Gain/(Loss) from Investments
Realized gain/(loss) from investments:
Net realized gain/(loss) from sale of investments	252,813	204,399	21,699
Reinvested realized gain distributions	—	676,760	—

Net realized gain/(loss) on investments	252,813	881,159	21,699
Net change in unrealized appreciation/(depreciation) of investments	(3,814,121)	(3,956,945)	1,247,613

Net realized and unrealized gain/(loss) from investments	(3,561,308)	(3,075,786)	1,269,312

2008 Net Increase/(Decrease) in Net Assets Resulting from Operations	$(3,642,768)	$(2,990,967)	$1,696,212

See notes to financial statements

B-10

Investment Divisions
AIM V.I. Core Equity Series I	Alliance Bernstein Growth & Income Class B	Alliance Bernstein Large Cap Growth Class B	Alliance Bernstein Global Technology Class B	Alliance Bernstein Value Class B	Davis Financial	Davis Real Estate

412,506	273,524	86,941	94,358	308,063	547,519	1,384,309
19.75	12.97	18.03	10.67	7.59	7.12	5.80

$8,146,999	$3,547,608	$1,567,537	$1,006,801	$2,338,196	$3,898,337	$8,028,993

16,312	10,397	10,736	10,446	1,609	3,478	7,554

$8,130,687	$3,537,211	$1,556,801	$996,355	$2,336,587	$3,894,859	$8,021,439

$8,123,993	$3,531,992	$1,556,801	$996,355	$2,335,751	$3,876,036	$8,006,920
6,694	5,219	—	—	836	18,823	14,519

$8,130,687	$3,537,211	$1,556,801	$996,355	$2,336,587	$3,894,859	$8,021,439

1,281,139	428,947	204,833	148,532	283,745	508,966	582,583

$5.72 to $6.38	$7.88 to $8.29	$7.40 to $7.65	$6.52 to $6.74	$7.88 to $8.28	$6.89 to $7.59	$10.69 to $13.57

$9,824,410	$6,177,530	$2,248,018	$1,541,014	$4,139,762	$6,657,919	$21,507,704

Investment Divisions
AIM V.I. Core Equity Series I	Alliance Bernstein Growth & Income Class B	Alliance Bernstein Large Cap Growth Class B	Alliance Bernstein Global Technology Class B	Alliance Bernstein Value Class B	Davis Financial	Davis Real Estate

$235,149	$97,117	$—	$—	$86,083	$—	$368,568

151,959	67,760	28,072	16,823	46,921	84,174	195,253

83,190	29,357	(28,072)	(16,823)	39,162	(84,174)	173,315

(261,689)	(347,772)	44,739	66,764	(155,959)	356,059	(4,352,504)
—	1,002,044	—	—	219,476	244,044	155,367

(261,689)	654,272	44,739	66,764	63,517	600,103	(4,197,137)
(3,838,904)	(3,508,110)	(1,168,567)	(1,085,763)	(2,039,844)	(4,514,128)	(4,300,800)

(4,100,593)	(2,853,838)	(1,123,828)	(1,018,999)	(1,976,327)	(3,914,025)	(8,497,937)

$(4,017,403)	$(2,824,481)	$(1,151,900)	$(1,035,822)	$(1,937,165)	$(3,998,199)	$(8,324,622)

B-11

The Guardian Separate Account E

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2008 (continued)

	Davis Value	Fidelity VIP Contrafund Service Class	Fidelity VIP Equity-Income Service Class

Assets:
Shares owned in underlying fund	2,326,875	2,582,076	1,375,677
Net asset value per share (NAV)	8.26	15.33	13.14

Total Assets (Shares x NAV)	$19,219,989	$39,583,224	$18,076,394

Liabilities:
Due to The Guardian Insurance & Annuity Company, Inc.	19,338	29,898	20,736

Net Assets	$19,200,651	$39,553,326	$18,055,658

Net Assets: Total
Contract Value in accumulation period	$19,073,338	$39,053,558	$17,843,115
Contracts in Payout (annuitization) period	127,313	499,768	212,543

Net Assets	$19,200,651	$39,553,326	$18,055,658

Total Units Outstanding	2,228,938	4,116,327	2,326,821

Units Value (Accumulation, Lowest to Highest)	$8.53 to $8.56	$9.55 to 10.11	$7.60 to $7.64

Cost Of Shares In Underlying Fund	$25,039,165	$70,156,630	$32,450,031

STATEMENT OF OPERATIONS

Year Ended December 31, 2008 (continued)

	Davis Value	Fidelity VIP Contrafund Service Class	Fidelity VIP Equity-Income Service Class

2008 Investment Income
Income:
Reinvested dividends	$284,266	$521,565	$643,265
Expenses:
Mortality expense risk and administrative charges	404,613	843,350	395,575

Net investment income/(expense)	(120,347)	(321,785)	247,690

2008 Realized and Unrealized Gain/(Loss) from Investments
Realized gain/(loss) from investments:
Net realized gain/(loss) from sale of investments	1,918,233	1,584,736	(91,496)
Reinvested realized gain distributions	519,920	2,063,590	35,469

Net realized gain/(loss) on investments	2,438,153	3,648,326	(56,027)
Net change in unrealized appreciation/(depreciation) of investments	(17,532,724)	(38,201,386)	(16,551,929)

Net realized and unrealized gain/(loss) from investments	(15,094,571)	(34,553,060)	(16,607,956)

2008 Net Increase/(Decrease) in Net Assets Resulting from Operations	$(15,214,918)	$(34,874,845)	$(16,360,266)

See notes to financial statements

B-12

Investment Divisions
Fidelity VIP Growth Opportunities Service Class	Fidelity VIP Mid Cap Service Class	Templeton Growth Securities Class 2	Janus Aspen Mid Cap Growth Institutional Shares	Janus Aspen Forty Institutional Shares	Janus Aspen Large Cap Growth Institutional Shares	Janus Aspen Worldwide Growth Institutional Shares

271,991	2,230,655	855,493	405,269	500,472	323,841	426,956
9.97	18.33	8.20	21.26	22.97	15.80	19.27

$2,711,750	$40,887,900	$7,015,040	$8,616,012	$11,495,846	$5,116,693	$8,227,452

11,832	38,151	12,541	16,598	12,788	6,535	10,116

$2,699,918	$40,849,749	$7,002,499	$8,599,414	$11,483,058	$5,110,158	$8,217,336

$2,693,989	$40,573,069	$6,871,819	$8,581,166	$11,366,374	$5,101,600	$8,188,019
5,929	276,680	130,680	18,248	116,684	8,558	29,317

$2,699,918	$40,849,749	$7,002,499	$8,599,414	$11,483,058	$5,110,158	$8,217,336

636,211	1,908,013	781,077	1,348,109	1,331,716	900,932	1,335,472

$4.23 to $4.28	$12.30 to $21.63	$8.42 to $8.85	$4.12 to $6.51	$8.57 to $10.22	$4.79 to $5.74	$6.22 to $6.55

$5,310,416	$65,283,335	$11,938,994	$9,434,232	$12,798,505	$6,231,326	$11,269,689

Investment Divisions
Fidelity VIP Growth Opportunities Service Class	Fidelity VIP Mid Cap Service Class	Templeton Growth Securities Class 2	Janus Aspen Mid Cap Growth Institutional Shares	Janus Aspen Forty Institutional Shares	Janus Aspen Large Cap Growth Institutional Shares	Janus Aspen Worldwide Growth Institutional Shares

$16,468	$230,316	$206,208	$34,407	$27,250	$60,596	$158,927

71,841	865,762	148,842	178,703	251,634	104,782	173,870

(55,373)	(635,446)	57,366	(144,296)	(224,384)	(44,186)	(14,943)

727,279	4,737,034	166,104	443,542	1,421,508	(320,847)	(260,851)
—	12,222,332	812,588	808,007	—	—	—

727,279	16,959,366	978,692	1,251,549	1,421,508	(320,847)	(260,851)
(4,531,388)	(48,227,086)	(7,259,954)	(8,443,052)	(11,439,649)	(3,657,115)	(7,570,277)

(3,804,109)	(31,267,720)	(6,281,262)	(7,191,503)	(10,018,141)	(3,977,962)	(7,831,128)

$(3,859,482)	$(31,903,166)	$(6,223,896)	$(7,335,799)	$(10,242,525)	$(4,022,148)	$(7,846,071)

B-13

The Guardian Separate Account E

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2008 (continued)

	MFS Growth Initial Class	MFS Investors Trust Initial Class

Assets:
Shares owned in underlying fund	218,684	799,864
Net asset value per share (NAV)	15.62	14.64

Total Assets (Shares x NAV)	$3,415,841	$11,710,007

Liabilities:
Due to The Guardian Insurance & Annuity Company, Inc.	6,134	18,451

Net Assets	$3,409,707	$11,691,556

Net Assets: Total
Contract Value in accumulation period	$3,408,193	$11,660,292
Contracts in Payout (annuitization) period	1,514	31,264

Net Assets	$3,409,707	$11,691,556

Total Units Outstanding	540,303	1,237,874

Units Value (Accumulation, Lowest to Highest)	$6.47 to $8.28	$8.52 to $9.69

Cost Of Shares In Underlying Fund	$3,607,376	$14,946,023

STATEMENT OF OPERATIONS

Year Ended December 31, 2008 (continued)

	MFS Growth Initial Class	MFS Investors Trust Initial Class

2008 Investment Income
Income:
Reinvested dividends	$12,840	$143,385
Expenses:
Mortality expense risk and administrative charges	69,979	222,469

Net investment income/(expense)	(57,139)	(79,084)

2008 Realized and Unrealized Gain/(Loss) from Investments
Realized gain/(loss) from investments:
Net realized gain/(loss) from sale of investments	594,133	(307,889)
Reinvested realized gain distributions	—	1,183,919

Net realized gain/(loss) on investments	594,133	876,030
Net change in unrealized appreciation/(depreciation) of investments	(2,943,723)	(7,394,336)

Net realized and unrealized gain/(loss) from investments	(2,349,590)	(6,518,306)

2008 Net Increase/(Decrease) in Net Assets Resulting from Operations	$(2,406,729)	$(6,597,390)

See notes to financial statements

B-14

Investment Divisions

MFS New Discovery Initial Class	MFS Research Initial Class	MFS Total Return Initial Class	Prudential Jennison Class II	Van Kampen Life Investment Trust Growth & Income Class II	Van Kampen Life Investment Trust Government Class II

412,888	101,706	2,825,633	46,596	554,114	1,012,489
8.23	12.90	15.42	14.46	13.71	9.26

$3,398,071	$1,312,009	$43,571,265	$673,783	$7,596,909	$9,375,652

5,917	10,732	36,271	6,313	13,824	17,548

$3,392,154	$1,301,277	$43,534,994	$667,470	$7,583,085	$9,358,104

$3,377,866	$1,292,589	$43,214,390	$667,470	$7,534,512	$9,267,025
14,288	8,688	320,604	—	48,573	91,079

$3,392,154	$1,301,277	$43,534,994	$667,470	$7,583,085	$9,358,104

405,289	182,840	3,734,267	106,163	771,309	777,132

$6.42 to $8.60	$6.45 to $7.12	$9.78 to $11.60	$6.23 to $6.35	$9.36 to $9.84	$11.42 to $12.01

$6,396,631	$1,900,302	$55,770,158	$836,898	$10,532,703	$9,377,527

Investment Divisions

MFS New Discovery Initial Class	MFS Research Initial Class	MFS Total Return Initial Class	Prudential Jennison Class II	Van Kampen Life Investment Trust Growth & Income Class II	Van Kampen Life Investment Trust Government Class II

$—	$17,493	$1,875,467	$642	$204,210	$471,815

64,474	28,995	757,093	11,588	140,372	145,842

(64,474)	(11,502)	1,118,374	(10,946)	63,838	325,973

(244,551)	424,090	1,028,354	35,144	6,747	(185,765)
1,096,956	—	3,714,710	—	396,773	—

852,405	424,090	4,743,064	35,144	403,520	(185,765)
(3,173,490)	(1,264,319)	(20,736,127)	(457,208)	(4,652,831)	(186,292)

(2,321,085)	(840,229)	(15,993,063)	(422,064)	(4,249,311)	(372,057)

$(2,385,559)	$(851,731)	$(14,874,689)	$(433,010)	$(4,185,473)	$(46,084)

B-15

The Guardian Separate Account E

STATEMENT OF CHANGES IN NET ASSETS

Years Ended December 31, 2007 and 2008

	RS Core Equity VIP Series	RS S&P 500 Index VIP Series	RS Asset Allocation VIP Series

2007 Increase/(Decrease) from Operations
Net investment income/(expense)	$(619,422)	$77,587	$99,117
Net realized gain/(loss) from sale of investments	(11,548,339)	2,717,708	596,846
Reinvested realized gain distributions	—	—	—
Net change in unrealized appreciation/(depreciation) of investments	30,554,705	(1,584,880)	(204,047)

Net increase/(decrease) resulting from operations	18,386,944	1,210,415	491,916

2007 Contract Transactions
Contract purchase payments	5,254,168	623,706	229,695
Transfers between investment divisions, net	(1,775,301)	(1,913,263)	(785,738)
Transfers on account of death	(705,693)	(55,573)	(82,611)
Contract fees	(151,312)	(17,245)	(8,794)
Transfers for annuity benefits, surrenders and partial withdrawals	(19,803,300)	(4,344,970)	(1,543,534)
Transfers–other	(7,665)	52,832	175,726

Net increase/(decrease) from contract transactions	(17,189,103)	(5,654,513)	(2,015,256)

Actuarial Increase/(Decrease) in Reserves for Contracts in Payout Period	—	—	—

Total Increase/(Decrease) in Net Assets	1,197,841	(4,444,098)	(1,523,340)
Net Assets at December 31, 2006	140,425,322	32,018,761	12,910,088

Net Assets at December 31, 2007	$141,623,163	$27,574,663	$11,386,748

2008 Increase/(Decrease) from Operations
Net investment income/(expense)	$(93,181)	$216,800	$40,885
Net realized gain/(loss) from sale of investments	(9,740,292)	850,870	444,330
Reinvested realized gain distributions	—	—	—
Net change in unrealized appreciation/(depreciation) of investments	(30,474,342)	(11,289,058)	(4,309,783)

Net increase/(decrease) resulting from operations	(40,307,815)	(10,221,388)	(3,824,568)

2008 Contract Transactions
Contract purchase payments	3,431,143	312,039	181,783
Transfers between investment divisions, net	886,608	1,524,253	(711,308)
Transfers on account of death	(730,858)	(35,797)	(18,813)
Contract fees	(131,584)	(15,992)	(7,475)
Transfers for annuity benefits, surrenders and partial withdrawals	(16,001,907)	(3,204,845)	(1,447,769)
Transfers–other	(693,161)	183,697	(96,687)

Net increase/(decrease) from contract transactions	(13,239,759)	(1,236,645)	(2,100,269)

Actuarial Increase/(Decrease) in Reserves for Contracts in Payout Period	—	—	—

Total Increase/(Decrease) in Net Assets	(53,547,574)	(11,458,033)	(5,924,837)
Net Assets at December 31, 2007	141,623,163	27,574,663	11,386,748

Net Assets at December 31, 2008	$88,075,589	$16,116,630	$5,461,911

See notes to financial statements

B-16

Investment Divisions
RS High Yield Bond VIP Series	RS Low Duration Bond VIP Series	RS Large Cap Value VIP Series	RS Partners VIP Series	RS Small Cap Core Equity VIP Series	RS International Growth VIP Series	RS Emerging Markets VIP Series

$764,308	$90,230	$(871)	$(82,603)	$(275,233)	$980,857	$421,078
28,237	(16,154)	94,293	(92,421)	1,337,979	3,326,381	7,710,397
—	—	317,457	259,688	11,060,443	—	9,788,033
(787,759)	61,774	(430,859)	(272,345)	(10,015,151)	1,661,982	1,291,554

4,786	135,850	(19,980)	(187,681)	2,108,038	5,969,220	19,211,062

248,003	99,687	120,807	155,023	1,650,485	1,991,478	1,214,225
369,948	(348,631)	(38,324)	172,636	(1,199,069)	1,073,503	6,175,326
(24,081)	(24,956)	—	(32,891)	(73,377)	(197,902)	(64,200)
(4,395)	(785)	(2,238)	(2,327)	(31,872)	(21,997)	(23,207)
(2,072,111)	(2,042,987)	(917,896)	(676,462)	(7,243,578)	(6,209,370)	(7,719,563)
22,472	92,150	29,936	24,585	3,583	108,798	254,881

(1,460,164)	(2,225,522)	(807,715)	(359,436)	(6,893,828)	(3,255,490)	(162,538)

—	—	—	—	—	—	—

(1,455,378)	(2,089,672)	(827,695)	(547,117)	(4,785,790)	2,713,730	19,048,524
13,438,225	5,221,880	5,337,245	6,210,392	50,425,989	45,790,388	45,250,243

$11,982,847	$3,132,208	$4,509,550	$5,663,275	$45,640,199	$48,504,118	$64,298,767

$636,234	$65,272	$24,007	$(65,107)	$(287,463)	$138,122	$(431,348)
(485,893)	24,759	(451,830)	(926,428)	(6,993,468)	2,452,354	3,072
—	—	113,308	128,756	313,010	770,405	2,288,432
(2,530,542)	(19,897)	(1,353,789)	(1,714,939)	(8,318,447)	(23,232,923)	(32,887,988)

(2,380,201)	70,134	(1,668,304)	(2,577,718)	(15,286,368)	(19,872,042)	(31,027,832)

100,108	27,905	54,689	48,460	934,864	1,163,298	785,131
(356,230)	1,030,129	(85,704)	2,332,249	(2,163,244)	(2,410,933)	(9,604,626)
(28,317)	(33,914)	(18,946)	(8,538)	(98,288)	(23,914)	(70,929)
(3,935)	(1,374)	(1,861)	(3,318)	(25,591)	(19,587)	(22,342)
(1,477,442)	(509,189)	(494,485)	(812,718)	(4,445,336)	(4,137,792)	(5,320,274)
(201,602)	(107,949)	11,688	(91,524)	(442,854)	(437,446)	(454,907)

(1,967,418)	405,608	(534,619)	1,464,611	(6,240,449)	(5,866,374)	(14,687,947)

—	—	—	—	—	—	—

(4,347,619)	475,742	(2,202,923)	(1,113,107)	(21,526,817)	(25,738,416)	(45,715,779)
11,982,847	3,132,208	4,509,550	5,663,275	45,640,199	48,504,118	64,298,767

$7,635,228	$3,607,950	$2,306,627	$4,550,168	$24,113,382	$22,765,702	$18,582,988

B-17

The Guardian Separate Account E

STATEMENT OF CHANGES IN NET ASSETS

Years Ended December 31, 2007 and 2008 (continued)

	RS Investment Quality Bond VIP Series	RS MidCap Opportunities VIP Series	RS Global Natural Resources VIP Series

2007 Increase/(Decrease) from Operations
Net investment income/(expense)	$2,254,954	$(56)	$(1,459)
Net realized gain/(loss) from sale of investments	(257,403)	389	1,305
Reinvested realized gain distributions	—	—	—
Net change in unrealized appreciation/(depreciation) of investments	1,422,232	(526)	19,353

Net increase/(decrease) resulting from operations	3,419,783	(193)	19,199

2007 Contract Transactions
Contract purchase payments	1,154,321	306	1,580
Transfers between investment divisions, net	2,758,654	20,313	496,895
Transfers on account of death	(340,092)	—	—
Contract fees	(35,571)	(4)	(19)
Transfers for annuity benefits, surrenders and partial withdrawals	(10,629,853)	—	(173)
Transfers–other	(163,197)	—	9,201

Net increase/(decrease) from contract transactions	(7,255,738)	20,615	507,484

Actuarial Increase/(Decrease) in Reserves for Contracts in Payout Period	—	—	—

Total Increase/(Decrease) in Net Assets	(3,835,955)	20,422	526,683
Net Assets at December 31, 2006	75,608,287	—	—

Net Assets at December 31, 2007	$71,772,332	$20,422	$526,683

2008 Increase/(Decrease) from Operations
Net investment income/(expense)	$2,073,527	$(168)	$(20,591)
Net realized gain/(loss) from sale of investments	(985,003)	(4,499)	(537,386)
Reinvested realized gain distributions	346,465	—	—
Net change in unrealized appreciation/(depreciation) of investments	(2,074,061)	(11,868)	(1,177,609)

Net increase/(decrease) resulting from operations	(639,072)	(16,535)	(1,735,586)

2008 Contract Transactions
Contract purchase payments	966,296	501	39,269
Transfers between investment divisions, net	(302,672)	69,682	3,284,683
Transfers on account of death	(763,497)	—	—
Contract fees	(34,241)	(10)	(1,087)
Transfers for annuity benefits, surrenders and partial withdrawals	(12,910,187)	(17,887)	(511,089)
Transfers–other	(1,558,335)	—	885

Net increase/(decrease) from contract transactions	(14,602,636)	52,286	2,812,661

Actuarial Increase/(Decrease) in Reserves for Contracts in Payout Period	—	—	—

Total Increase/(Decrease) in Net Assets	(15,241,708)	35,751	1,077,075
Net Assets at December 31, 2007	71,772,332	20,422	526,683

Net Assets at December 31, 2008	$56,530,624	$56,173	$1,603,758

See notes to financial statements

B-18

Investment Divisions
RS Value VIP Series	RS Equity Dividend VIP Series	RS Technology VIP Series	RS Money Market VIP Series	Gabelli Capital Asset	Value Line Centurion	Value Line Strategic Asset Management Trust

$(213)	$(156)	$(711)	$1,784,175	$(844,072)	$(370,245)	$(470,822)
—	—	16	—	4,350,102	(2,525,640)	(66,029)
8	184	—	—	6,812,176	1,941,185	13,434,233
(3,127)	(1,955)	(24,339)	—	(3,030,615)	5,891,104	3,291,283

(3,332)	(1,927)	(25,034)	1,784,175	7,287,591	4,936,404	16,188,665

—	315	552	1,799,903	2,593,023	1,252,214	2,359,356
102,657	10,057	364,365	19,207,798	247,801	(118,038)	(5,562,543)
—	—	—	(542,806)	(613,039)	(211,393)	(1,285,030)
—	(7)	(4)	(35,018)	(48,376)	(20,113)	(81,322)
—	—	(158)	(21,280,422)	(12,007,633)	(3,105,307)	(18,888,860)
—	25,500	14,050	3,679,814	(191,020)	(43,774)	(64,008)

102,657	35,865	378,805	2,829,269	(10,019,244)	(2,246,411)	(23,522,407)

—	—	—	(65,222)	—	—	—

99,325	33,938	353,771	4,548,222	(2,731,653)	2,689,993	(7,333,742)
—	—	—	53,163,971	92,955,605	26,627,060	125,741,833

$99,325	$33,938	$353,771	$57,712,193	$90,223,952	$29,317,053	$118,408,091

$(1,034)	$585	$(2,088)	$446,304	$(344,733)	$(261,256)	$152,511
(16,435)	(127,203)	(35,812)	—	434,832	(1,170,970)	1,612,625
—	53	—	—	391,343	4,334,344	12,444,347
(56,181)	(92,050)	(160,343)	—	(34,357,587)	(16,319,423)	(46,547,866)

(73,650)	(218,615)	(198,243)	446,304	(33,876,145)	(13,417,305)	(32,338,383)

161	2,651	23,990	2,112,336	1,515,662	1,010,066	1,777,300
105,824	631,333	22,786	40,910,337	(4,403,297)	(1,466,213)	(5,094,116)
—	—	—	(836,759)	(365,300)	(23,635)	(322,592)
(31)	(745)	(56)	(38,132)	(40,502)	(15,839)	(70,267)
(21,563)	(292,505)	(20,492)	(27,118,397)	(9,266,477)	(2,454,487)	(15,164,083)
(3,406)	(56)	—	(4,558,396)	(723,888)	(83,601)	(1,308,340)

80,985	340,678	26,228	10,470,989	(13,283,802)	(3,033,709)	(20,182,098)

—	—	—	(90,153)	—	—	—

7,335	122,063	(172,015)	10,827,140	(47,159,947)	(16,451,014)	(52,520,481)
99,325	33,938	353,771	57,712,193	90,223,952	29,317,053	118,408,091

$106,660	$156,001	$181,756	$68,539,333	$43,064,005	$12,866,039	$65,887,610

B-19

The Guardian Separate Account E

STATEMENT OF CHANGES IN NET ASSETS

Years Ended December 31, 2007 and 2008 (continued)

	AIM V.I. Capital Appreciation Series I	AIM V.I. Utilities Series I	AIM V.I. Government Securities Series I

2007 Increase/(Decrease) from Operations
Net investment income/(expense)	$(134,700)	$58,949	$386,706
Net realized gain/(loss) from sale of investments	371,948	1,447,630	(98,042)
Reinvested realized gain distributions	—	528,390	—
Net change in unrealized appreciation/(depreciation) of investments	759,837	(414,081)	454,691

Net increase/(decrease) resulting from operations	997,085	1,620,888	743,355

2007 Contract Transactions
Contract purchase payments	260,104	232,573	238,067
Transfers between investment divisions, net	6,135	1,609,342	(66,432)
Transfers on account of death	(27,525)	(35,931)	(31,949)
Contract fees	(8,388)	(6,384)	(6,745)
Transfers for annuity benefits, surrenders and partial withdrawals	(1,423,735)	(1,625,125)	(2,139,341)
Transfers–other	(59,395)	67,805	(13,699)

Net increase/(decrease) from contract transactions	(1,252,804)	242,280	(2,020,099)

Actuarial Increase/(Decrease) in Reserves for Contracts in Payout Period	—	—	—

Total Increase/(Decrease) in Net Assets	(255,719)	1,863,168	(1,276,744)
Net Assets at December 31, 2006	10,235,723	9,359,140	16,405,661

Net Assets at December 31, 2007	$9,980,004	$11,222,308	$15,128,917

2008 Increase/(Decrease) from Operations
Net investment income/(expense)	$(81,460)	$84,819	$426,900
Net realized gain/(loss) from sale of investments	252,813	204,399	21,699
Reinvested realized gain distributions	—	676,760	—

Net change in unrealized appreciation/(depreciation) of investments	(3,814,121)	(3,956,945)	1,247,613

Net increase/(decrease) resulting from operations	(3,642,768)	(2,990,967)	1,696,212

2008 Contract Transactions
Contract purchase payments	139,276	138,569	242,535
Transfers between investment divisions, net	(974,754)	(1,682,279)	5,151,159
Transfers on account of death	(79,417)	(78,906)	(124,604)
Contract fees	(6,604)	(5,062)	(6,893)
Transfers for annuity benefits, surrenders and partial withdrawals	(1,218,981)	(1,503,721)	(3,010,853)
Transfers–other	(91,188)	(181,763)	(165,542)

Net increase/(decrease) from contract transactions	(2,231,668)	(3,313,162)	2,085,802

Actuarial Increase/(Decrease) in Reserves for Contracts in Payout Period	—	—	—

Total Increase/(Decrease) in Net Assets	(5,874,436)	(6,304,129)	3,782,014
Net Assets at December 31, 2007	9,980,004	11,222,308	15,128,917

Net Assets at December 31, 2008	$4,105,568	$4,918,179	$18,910,931

See notes to financial statements

B-20

Investment Divisions
AIM V.I. Core Equity Series I	Alliance Bernstein Growth & Income Class B	Alliance Bernstein Large Cap Growth Class B	Alliance Bernstein Global Technology Class B	Alliance Bernstein Value Class B	Davis Financial	Davis Real Estate

$(49,641)	$(10,541)	$(42,792)	$(29,156)	$(4,770)	$(46,223)	$616,453
(16,724)	460,168	158,258	162,248	631,055	1,233,200	5,738,631
—	396,584	—	—	190,915	574,839	6,878,936
1,227,630	(549,966)	235,749	233,788	(1,107,080)	(2,563,610)	(18,397,003)

1,161,265	296,245	351,215	366,880	(289,880)	(801,794)	(5,162,983)

289,117	99,119	77,623	33,898	66,407	171,928	577,081
(660,857)	(985,079)	(267,108)	100,243	(1,289,237)	(1,472,110)	(12,196,278)
(90,854)	(77,532)	(6,410)	—	(14,995)	(49,314)	(92,144)
(13,517)	(3,450)	(1,173)	(1,233)	(1,729)	(7,823)	(15,247)
(3,121,784)	(901,280)	(292,575)	(297,859)	(807,598)	(1,648,270)	(4,959,294)
(68,823)	174,631	(5,385)	(7,916)	22,137	(148,350)	(1,226)

(3,666,718)	(1,693,591)	(495,028)	(172,867)	(2,025,015)	(3,153,939)	(16,687,108)

—	—	—	—	—	—	—

(2,505,453)	(1,397,346)	(143,813)	194,013	(2,314,895)	(3,955,733)	(21,850,091)
17,705,783	8,712,007	3,182,230	2,134,831	7,614,285	13,492,589	43,230,581

$15,200,330	$7,314,661	$3,038,417	$2,328,844	$5,299,390	$9,536,856	$21,380,490

$83,190	$29,357	$(28,072)	$(16,823)	$39,162	$(84,174)	$173,315
(261,689)	(347,772)	44,739	66,764	(155,959)	356,059	(4,352,504)
—	1,002,044	—	—	219,476	244,044	155,367

(3,838,904)	(3,508,110)	(1,168,567)	(1,085,763)	(2,039,844)	(4,514,128)	(4,300,800)

(4,017,403)	(2,824,481)	(1,151,900)	(1,035,822)	(1,937,165)	(3,998,199)	(8,324,622)

140,914	95,940	91,043	39,736	60,404	152,782	271,878
(457,324)	(262,003)	(174,998)	(126,685)	(335,860)	(672,028)	(2,484,996)
(34,235)	(69,784)	—	(4,729)	(1,643)	(46,273)	(39,621)
(11,712)	(2,630)	(1,006)	(1,122)	(1,112)	(5,940)	(9,967)
(2,521,373)	(690,061)	(270,987)	(226,249)	(699,510)	(995,774)	(2,604,005)
(168,510)	(24,431)	26,232	22,382	(47,917)	(76,565)	(167,718)

(3,052,240)	(952,969)	(329,716)	(296,667)	(1,025,638)	(1,643,798)	(5,034,429)

—	—	—	—	—	—	—

(7,069,643)	(3,777,450)	(1,481,616)	(1,332,489)	(2,962,803)	(5,641,997)	(13,359,051)
15,200,330	7,314,661	3,038,417	2,328,844	5,299,390	9,536,856	21,380,490

$8,130,687	$3,537,211	$1,556,801	$996,355	$2,336,587	$3,894,859	$8,021,439

B-21

The Guardian Separate Account E

STATEMENT OF CHANGES IN NET ASSETS

Years Ended December 31, 2007 and 2008 (continued)

	Davis Value	Fidelity VIP Contrafund Service Class	Fidelity VIP Equity-Income Service Class

2007 Increase/(Decrease) from Operations
Net investment income/(expense)	$(131,647)	$(466,912)	$140,953
Net realized gain/(loss) from sale of investments	3,307,636	5,805,014	2,813,616
Reinvested realized gain distributions	1,755,382	21,938,807	3,704,203
Net change in unrealized appreciation/(depreciation) of investments	(3,273,703)	(14,063,555)	(6,398,423)

Net increase/(decrease) resulting from operations	1,657,668	13,213,354	260,349

2007 Contract Transactions
Contract purchase payments	670,842	1,324,840	843,760
Transfers between investment divisions, net	(1,205,509)	(174,713)	(711,645)
Transfers on account of death	(180,324)	(138,076)	(196,113)
Contract fees	(21,626)	(48,036)	(20,592)
Transfers for annuity benefits, surrenders and partial withdrawals	(8,093,873)	(13,307,751)	(6,971,002)
Transfers–other	112,446	130,323	49,642

Net increase/(decrease) from contract transactions	(8,718,044)	(12,213,413)	(7,005,950)

Actuarial Increase/(Decrease) in Reserves for Contracts in Payout Period	—	—	—

Total Increase/(Decrease) in Net Assets	(7,060,376)	999,941	(6,745,601)
Net Assets at December 31, 2006	50,087,444	88,960,926	50,520,123

Net Assets at December 31, 2007	$43,027,068	$89,960,867	$43,774,522

2008 Increase/(Decrease) from Operations
Net investment income/(expense)	$(120,347)	$(321,785)	$247,690
Net realized gain/(loss) from sale of investments	1,918,233	1,584,736	(91,496)
Reinvested realized gain distributions	519,920	2,063,590	35,469
Net change in unrealized appreciation/(depreciation) of investments	(17,532,724)	(38,201,386)	(16,551,929)

Net increase/(decrease) resulting from operations	(15,214,918)	(34,874,845)	(16,360,266)

2008 Contract Transactions
Contract purchase payments	377,418	957,266	405,943
Transfers between investment divisions, net	(2,297,345)	(4,513,134)	(2,219,774)
Transfers on account of death	(108,445)	(259,515)	(225,245)
Contract fees	(18,136)	(41,856)	(16,274)
Transfers for annuity benefits, surrenders and partial withdrawals	(5,933,815)	(10,841,291)	(6,228,581)
Transfers–other	(631,176)	(834,166)	(1,074,667)

Net increase/(decrease) from contract transactions	(8,611,499)	(15,532,696)	(9,358,598)

Actuarial Increase/(Decrease) in Reserves for Contracts in Payout Period	—	—	—

Total Increase/(Decrease) in Net Assets	(23,826,417)	(50,407,541)	(25,718,864)
Net Assets at December 31, 2007	43,027,068	89,960,867	43,774,522

Net Assets at December 31, 2008	$19,200,651	$39,553,326	$18,055,658

See notes to financial statements

B-22

Investment Divisions
Fidelity VIP Growth Opportunities Service Class	Fidelity VIP Mid Cap Service Class	Templeton Growth Securities Class 2	Janus Aspen Mid Cap Growth Institutional Shares	Janus Aspen Forty Institutional Shares	Janus Aspen Large Cap Growth Institutional Shares	Janus Aspen Worldwide Growth Institutional Shares

$(111,503)	$(594,513)	$364	$(209,306)	$(224,338)	$(76,680)	$(126,580)
955,626	9,085,991	1,226,218	413,540	796,305	90,880	87,507
—	8,897,057	792,933	99,754	—	—	—
691,104	(4,644,879)	(1,808,144)	3,143,266	6,016,616	1,533,015	1,759,265

1,535,227	12,743,656	211,371	3,447,254	6,588,583	1,547,215	1,720,192

160,382	1,580,910	307,133	643,825	477,733	221,234	378,086
2,499,737	(4,571,639)	527,196	(358,593)	(47,070)	(167,493)	453,141
(22,884)	(224,788)	(18,948)	(55,743)	(43,071)	(65,060)	(77,218)
(7,574)	(48,745)	(7,676)	(26,450)	(19,193)	(13,051)	(19,223)
(1,624,746)	(13,182,615)	(3,188,854)	(3,766,081)	(4,350,119)	(2,445,400)	(3,974,246)
16,313	(53,245)	111,882	(11,904)	(51,312)	(54,236)	(75,171)

1,021,228	(16,500,122)	(2,269,267)	(3,574,946)	(4,033,032)	(2,524,006)	(3,314,631)

—	—	—	—	—	—	—

2,556,455	(3,756,466)	(2,057,896)	(127,692)	2,555,551	(976,791)	(1,594,439)
6,636,032	94,799,625	19,051,823	18,252,770	21,399,400	12,443,491	21,308,080

$9,192,487	$91,043,159	$16,993,927	$18,125,078	$23,954,951	$11,466,700	$19,713,641

$(55,373)	$(635,446)	$57,366	$(144,296)	$(224,384)	$(44,186)	$(14,943)
727,279	4,737,034	166,104	443,542	1,421,508	(320,847)	(260,851)
—	12,222,332	812,588	808,007	—	—	—
(4,531,388)	(48,227,086)	(7,259,954)	(8,443,052)	(11,439,649)	(3,657,115)	(7,570,277)

(3,859,482)	(31,903,166)	(6,223,896)	(7,335,799)	(10,242,525)	(4,022,148)	(7,846,071)

112,185	926,894	215,523	299,526	293,404	154,708	194,997
(1,771,677)	(6,340,757)	(1,690,928)	(211,245)	1,089,875	(347,519)	(601,459)
(11,260)	(235,293)	(86,010)	(14,882)	(91,172)	(98,746)	(18,008)
(5,888)	(40,873)	(5,912)	(22,707)	(19,400)	(11,171)	(15,478)
(880,626)	(11,388,902)	(2,049,550)	(2,083,634)	(3,389,801)	(1,887,293)	(2,985,271)
(75,821)	(1,211,313)	(150,655)	(156,923)	(112,274)	(144,373)	(225,015)

(2,633,087)	(18,290,244)	(3,767,532)	(2,189,865)	(2,229,368)	(2,334,394)	(3,650,234)

—	—	—	—	—	—	—

(6,492,569)	(50,193,410)	(9,991,428)	(9,525,664)	(12,471,893)	(6,356,542)	(11,496,305)
9,192,487	91,043,159	16,993,927	18,125,078	23,954,951	11,466,700	19,713,641

$2,699,918	$40,849,749	$7,002,499	$8,599,414	$11,483,058	$5,110,158	$8,217,336

B-23

The Guardian Separate Account E

STATEMENT OF CHANGES IN NET ASSETS

Years Ended December 31, 2007 and 2008 (continued)

	MFS Growth Initial Class	MFS Investors Trust Initial Class

2007 Increase/(Decrease) from Operations
Net investment income/(expense)	$(97,207)	$(110,542)
Net realized gain/(loss) from sale of investments	555,803	574,607
Reinvested realized gain distributions	—	186,316
Net change in unrealized appreciation/(depreciation) of investments	805,334	1,221,605

Net increase/(decrease) resulting from operations	1,263,930	1,871,986

2007 Contract Transactions
Contract purchase payments	291,382	678,289
Transfers between investment divisions, net	(293,580)	700,699
Transfers on account of death	(29,746)	(124,183)
Contract fees	(7,324)	(18,426)
Transfers for annuity benefits, surrenders and partial withdrawals	(1,200,085)	(4,097,159)
Transfers–other	(13,516)	(142,465)

Net increase/(decrease) from contract transactions	(1,252,869)	(3,003,245)

Actuarial Increase/(Decrease) in Reserves for Contracts in Payout Period	—	—

Total Increase/(Decrease) in Net Assets	11,061	(1,131,259)
Net Assets at December 31, 2006	7,055,806	22,335,039

Net Assets at December 31, 2007	$7,066,867	$21,203,780

2008 Increase/(Decrease) from Operations
Net investment income/(expense)	$(57,139)	$(79,084)
Net realized gain/(loss) from sale of investments	594,133	(307,889)
Reinvested realized gain distributions	—	1,183,919
Net change in unrealized appreciation/(depreciation) of investments	(2,943,723)	(7,394,336)

Net increase/(decrease) resulting from operations	(2,406,729)	(6,597,390)

2008 Contract Transactions
Contract purchase payments	97,474	346,477
Transfers between investment divisions, net	(142,237)	(119,084)
Transfers on account of death	(76,869)	(102,803)
Contract fees	(6,659)	(16,344)
Transfers for annuity benefits, surrenders and partial withdrawals	(1,066,899)	(2,869,170)
Transfers–other	(55,241)	(153,910)

Net increase/(decrease) from contract transactions	(1,250,431)	(2,914,834)

Actuarial Increase/(Decrease) in Reserves for Contracts in Payout Period	—	—

Total Increase/(Decrease) in Net Assets	(3,657,160)	(9,512,224)
Net Assets at December 31, 2007	7,066,867	21,203,780

Net Assets at December 31, 2008	$3,409,707	$11,691,556

See notes to financial statements

B-24

	Investment Divisions
MFS New Discovery Initial Class	MFS Research Initial Class	MFS Total Return Initial Class	Prudential Jennison Class II	Van Kampen Life Investment Trust Growth & Income Class II	Van Kampen Life Investment Trust Government Class II

$(120,276)	$(21,444)	$1,031,544	$(18,149)	$7,064	$389,156
1,475,711	273,071	2,647,135	99,928	863,727	(64,756)
732,644	—	1,987,576	—	570,438	—
(1,904,480)	127,258	(3,270,531)	40,734	(1,235,433)	330,174

183,599	378,885	2,395,724	122,513	205,796	654,574

140,210	46,506	1,003,444	20,871	252,957	147,835
(296,276)	973,216	(1,209,695)	(48,587)	(131,235)	24,381
(38,309)	(23,812)	(243,130)	—	(44,772)	(17,952)
(6,734)	(2,869)	(32,981)	(774)	(6,474)	(4,546)
(1,602,353)	(671,806)	(11,223,104)	(201,702)	(1,708,356)	(1,651,698)
(16,387)	(12,243)	166,863	(2,706)	1,865	(80,577)

(1,819,849)	308,992	(11,538,603)	(232,898)	(1,636,015)	(1,582,557)

—	—	—	—	—	—

(1,636,250)	687,877	(9,142,879)	(110,385)	(1,430,219)	(927,983)
8,440,833	2,830,898	81,452,905	1,309,224	15,351,412	12,653,404

$6,804,583	$3,518,775	$72,310,026	$1,198,839	$13,921,193	$11,725,421

$(64,474)	$(11,502)	$1,118,374	$(10,946)	$63,838	$325,973
(244,551)	424,090	1,028,354	35,144	6,747	(185,765)
1,096,956	—	3,714,710	—	396,773	—
(3,173,490)	(1,264,319)	(20,736,127)	(457,208)	(4,652,831)	(186,292)

(2,385,559)	(851,731)	(14,874,689)	(433,010)	(4,185,473)	(46,084)

64,027	33,135	533,861	13,992	164,781	114,764
(80,480)	(723,690)	(1,947,211)	(76,713)	(602,816)	416,421
—	(2,296)	(221,207)	—	(140,407)	(37,078)
(4,012)	(2,427)	(31,035)	(468)	(5,963)	(4,565)
(966,407)	(660,094)	(10,970,423)	(56,462)	(1,428,736)	(2,403,875)
(39,998)	(10,395)	(1,264,328)	21,292	(139,494)	(406,900)

(1,026,870)	(1,365,767)	(13,900,343)	(98,359)	(2,152,635)	(2,321,233)

—	—	—	—	—	—

(3,412,429)	(2,217,498)	(28,775,032)	(531,369)	(6,338,108)	(2,367,317)
6,804,583	3,518,775	72,310,026	1,198,839	13,921,193	11,725,421

$3,392,154	$1,301,277	$43,534,994	$667,470	$7,583,085	$9,358,104

B-25

THE GUARDIAN SEPARATE ACCOUNT E

NOTES TO FINANCIAL STATEMENTS (December 31, 2008)

NOTE 1 — ORGANIZATION

The Guardian Separate Account E (the Account), a unit investment trust registered under the Investment Company Act of 1940, as amended, was organized by The Guardian Insurance & Annuity Company, Inc. (GIAC) on September 26, 1996 and commenced operations on September 15, 1997. GIAC is a wholly owned subsidiary of The Guardian Life Insurance Company of America (Guardian). GIAC issues the individual and group deferred variable annuity contracts offered through the Account. GIAC provides for accumulations and benefits under the contracts by crediting the net premium purchase payments to one or more investment divisions established within the Account, or to the Fixed Rate Option (FRO), as selected by the contract owner. Amounts allocated to the FRO are maintained by GIAC in its general account. The contract owner may transfer his or her contract value among the forty-eight investment options within the Account, or the FRO. However, a contract owner may only invest in up to twenty investment divisions, including the FRO, at any time. Contract owners who qualify may also purchase either a seven year or contract anniversary Enhanced Death Benefit Rider and elect a Living Benefit Rider and/or Earnings Benefit Rider, which may provide greater benefits than the proceeds payable under the basic contract.

The forty-eight investment options of the Account correspond to the following underlying mutual funds and classes of shares in which the investment option invests (collectively, the Funds and individually, a Fund):

RS Core Equity VIP Series

RS S&P 500 Index VIP Series

RS Asset Allocation VIP Series

RS High Yield Bond VIP Series

RS Low Duration Bond VIP Series

RS Large Cap Value VIP Series

RS Partners VIP Series

RS Small Cap Core Equity VIP Series

RS International Growth VIP Series

RS Emerging Markets VIP Series

RS Investment Quality Bond VIP Series

RS MidCap Opportunities VIP Series

RS Global Natural Resources VIP Series

RS Value VIP Series

RS Equity Dividend VIP Series

RS Technology VIP Series (formerly
The Information Age VIP Series)

RS Money Market VIP Series

Gabelli Capital Asset Fund (GCAF)

Value Line Centurion Fund

Value Line Strategic Asset Management Trust

AIM V.I. Capital Appreciation Fund Series I

AIM V.I. Utilities Fund Series I

AIM V.I. Government Securities Fund Series I

AIM V.I. Core Equity Fund Series I

AllianceBernstein Growth & Income Portfolio Class B

AllianceBernstein Large Cap Growth Portfolio Class B

AllianceBernstein Global Technology Portfolio Class B

AllianceBernstein Value Portfolio Class B

Davis Financial Portfolio

Davis Real Estate Portfolio

Davis Value Portfolio

Fidelity VIP Contrafund Portfolio Service Class

Fidelity VIP Equity-Income Portfolio Service Class

Fidelity VIP Growth Opportunities Portfolio Service Class

Fidelity VIP Mid Cap Portfolio Service Class

Templeton Growth Securities Fund Class 2

Janus Aspen Mid Cap Growth Portfolio Institutional Shares

Janus Aspen Forty Portfolio Institutional Shares

Janus Aspen Large Cap Growth Portfolio Institutional Shares

Janus Aspen Worldwide Growth Portfolio Institutional Shares

MFS Growth Series Initial Class (formerly
MFS Emerging Growth Series Initial Class)

MFS Investors Trust Series Initial Class

MFS New Discovery Series Initial Class

MFS Research Series Initial Class

MFS Total Return Series Initial Class

Prudential Jennison Portfolio Class II

Van Kampen Life Investment Trust Growth & Income Portfolio Class II

Van Kampen Life Investment Trust Government
Portfolio Class II

A tax-qualified and a non-tax-qualified investment division have been established within each investment option available in the Account.

Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the other assets and liabilities of GIAC. The assets of the Account will not be charged with any liabilities arising out of any other business conducted by GIAC, but the obligations of the Account, including the promise to make annuity payments, are obligations of GIAC.

B-26

The Guardian Separate Account E

NOTES TO FINANCIAL STATEMENTS

December 31, 2008 (continued)

The changes in net assets maintained in the Account provide the basis for the periodic determination of benefits under the policies. The net assets are sufficient to fund the amount required under the state insurance law to provide for death benefits (without regard to the policy’s minimum death benefit guarantee) and other policy benefits. Additional assets are held in GIAC’s general account to cover the contingency that a policy’s guaranteed benefit might exceed the benefit which would have been payable in the absence of such guarantee.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (GAAP). The following is a summary of significant accounting policies of the Account.

Investments

(a)	The market value of the investments in the Funds is based on the net asset value of the respective Funds as of their close of business on the valuation date.

(b)	Investment transactions are accounted for on the trade date and income is recorded on the ex-dividend date. Realized gains and losses are determined based on the cost of securities sold.

(c)	The cost of investments sold is determined on a first in, first out (FIFO) basis.

The Account adopted Financial Accounting Standards Board Statement (“FASB”) of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”), effective January 1, 2008. FAS 157 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Fair value measurements are based on observable and unobservable inputs. Observable inputs reflect market data obtained from independent sources, while unobservable inputs reflect the Account’s view of market assumptions based on internally developed data in the absence of observable market information. FAS 157 requires entities to maximize the use of observable inputs and minimize the use of unobservable inputs when determining the fair value of an asset or liability. The statement classifies all assets and liabilities carried or disclosed at fair value in one of the following three categories:

Level 1 — inputs are quoted market prices available in active markets for identical assets at the measurement date. Assets in this category generally include stock investments held by the underlying mutual funds.

Level 2 — inputs are quoted prices for similar instruments in active markets, quoted prices for identical or similar instruments in markets that are not active, and model-derived valuations whose inputs are observable or whose significant value drivers are observable. Assets in this category generally include bond investments held by the underlying mutual funds.

Level 3 — inputs are unobservable where there is little or no market activity and assumptions are based on internally derived information. Assets in this category generally include all other types of investments (aside from bond and stock investments) held by the underlying mutual funds.

The Account invests in various mutual funds managed by RS Investment Management Co., an affiliated company, and unaffiliated third parties. The fair value of the mutual funds is based upon the reported net asset values (“NAVs”) as provided by the fund manager. The Fair Value Hierarchy level of the Account net assets are based on the underlying holdings of the respective mutual funds. GIAC’s management reviews the holdings of each mutual fund in order to determine the level those investments should be reported. Generally, stock investments by the fund are considered a Level 1, bond investments by the fund are considered a Level 2 and all other types of investments made by the fund are reported as Level 3. As of December 31, 2008, assets held at Level 3 were considered to be immaterial to the financial statements.

B-27

The Guardian Separate Account E

NOTES TO FINANCIAL STATEMENTS

December 31, 2008 (continued)

The following table summarizes the valuation of the Account’s financial assets by the SFAS No. 157 fair value hierarchy levels:

Level	As of December 31, 2008
Level 1	$514,448,771
Level 2	227,777,377
Level 3	—

Total Fair Value	$742,226,148

Account financial assets were carried at fair value during the twelve months ended December 31, 2008.

There were no financial instrument liabilities held by the Account as of December 31, 2008 or during the twelve months then ended.

Individual Mortality Table Used and the Assumed Investment Return

Net assets allocated to contracts in the payout period are computed according to the 1971, 1983 and 2000 Individual Annuity Mortality Tables. The assumed investment return is 4.0% unless the annuitant elects otherwise, in which case the rate may vary, as regulated by the laws of respective states. The mortality risk is fully borne by GIAC and may result in additional amounts being transferred into the Account by GIAC to cover greater longevity of annuitants than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the GIAC.

Federal Income Taxes

The operations of the Account are part of the operations of GIAC and, as such, are included in the consolidated tax return of Guardian. GIAC is taxed as a life insurance company under the Internal Revenue Code of 1986, as amended. Under tax law, no federal income taxes are payable by GIAC with respect to the operations of the Account.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

B-28

The Guardian Separate Account E

NOTES TO FINANCIAL STATEMENTS

December 31, 2008 (continued)

NOTE 3 — PURCHASES AND SALES OF INVESTMENTS

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2008 were as follows:

	Purchases	Sales
RS Core Equity VIP Series	$5,717,970	$19,088,434
RS S&P 500 Index VIP Series	3,956,654	4,975,752
RS Asset Allocation VIP Series	415,233	2,479,250
RS High Yield Bond VIP Series	1,290,633	2,629,591
RS Low Duration Bond VIP Series	1,843,554	1,374,905
RS Large Cap Value VIP Series	1,304,144	1,699,526
RS Partners VIP Series	3,253,229	1,719,863
RS Small Cap Core Equity VIP Series	2,339,406	8,563,825
RS International Growth VIP Series	2,084,475	7,049,184
RS Emerging Markets VIP Series	5,790,286	18,642,947
RS Investment Quality Bond VIP Series	6,093,509	18,283,430
RS MidCap Opportunities VIP Series	89,199	36,913
RS Global Natural Resources VIP Series	4,885,010	2,092,350
RS Value VIP Series	126,568	45,583
RS Equity Dividend VIP Series	1,861,155	1,515,021
RS Technology VIP Series (formerly The Information Age VIP Series)	104,427	78,198
RS Money Market VIP Series	39,498,918	28,825,466
Gabelli Capital Asset Fund	1,356,840	14,627,841
Value Line Centurion Fund	5,195,489	4,164,854
Value Line Strategic Asset Management Trust	14,151,865	21,767,719
AIM V.I. Capital Appreciation Fund Series I	109,579	2,431,245
AIM V.I. Utilities Fund Series I	1,759,308	4,321,522
AIM V.I. Government Securities Fund Series I	6,485,008	3,964,387
AIM V.I. Core Equity Fund Series I	336,167	3,303,259
AllianceBernstein Growth & Income Portfolio Class B	1,392,442	1,316,249
AllianceBernstein Large Cap Growth Portfolio Class B	159,287	509,003
AllianceBernstein Global Technology Portfolio Class B	226,686	533,353
AllianceBernstein Value Portfolio Class B	520,198	1,290,276
Davis Financial Portfolio	1,029,921	2,519,674
Davis Real Estate Portfolio	1,000,636	5,721,130
Davis Value Portfolio	1,565,733	9,793,046
Fidelity VIP Contrafund Portfolio Service Class	4,574,235	18,401,776
Fidelity VIP Equity-Income Portfolio Service Class	1,511,483	10,601,348
Fidelity VIP Growth Opportunities Portfolio Service Class	1,213,651	3,900,269
Fidelity VIP Mid Cap Portfolio Service Class	13,175,675	19,903,271
Templeton Growth Securities Fund Class 2	1,280,675	4,179,411
Janus Aspen Mid Cap Growth Portfolio Institutional Shares	1,399,778	2,927,229
Janus Aspen Forty Portfolio Institutional Shares	3,275,233	5,737,351
Janus Aspen Large Cap Growth Portfolio Institutional Shares	348,393	2,732,191
Janus Aspen Worldwide Growth Portfolio Institutional Shares	320,834	3,992,141
MFS Growth Series Initial Class (formerly MFS Emerging Growth Series Initial Class)	267,524	1,575,116
MFS Investors Trust Series Initial Class	2,838,370	4,645,901
MFS New Discovery Series Initial Class	1,371,717	1,371,633
MFS Research Series Initial Class	848,992	2,227,265
MFS Total Return Series Initial Class	7,814,857	16,895,022
Prudential Jennison Portfolio Class II	46,679	154,394
Van Kampen Life Investment Trust Growth & Income Portfolio Class II	974,939	2,666,592
Van Kampen Life Investment Trust Government Portfolio Class II	1,613,991	3,603,410

Total	$158,820,555	$300,878,116

B-29

The Guardian Separate Account E

NOTES TO FINANCIAL STATEMENTS

December 31, 2008 (continued)

NOTE 4 — EXPENSES AND RELATED PARTY TRANSACTIONS

GIAC deducts certain charges from the contract. Contractual charges paid to GIAC include:

Contract Charges

A fixed annual contract fee of $35 is deducted on each contract anniversary date before annuitization and upon surrender prior to annuitization to cover GIAC’s administrative expenses. The contract fee may be waived if the accumulation value is $100,000 or more on the anniversary date when the charge is deducted. These charges are assessed through a redemption of units. For the years ended December 31, 2007 and 2008, contract fees amounted to $862,588 and $755,185, respectively.

Expense Charges

(1)	A charge for mortality and expense risk, through a reduction of the unit value, is computed daily and is equal to an annual rate of 1.05% of the average daily net assets applicable to the Account. There are additional charges applicable to each rider option, calculated as a percentage of average daily net asset value of the applicable contracts as follows:

a)	Living Benefit Rider (LBR) with an annual rate of .25%.

b)	7 Year Enhanced Death Benefit Rider (EDBR), with an annual rate of .20%;

c)	7 Year Enhanced Death Benefit Rider (EDBR) and Living Benefit Rider (LBR) or Earnings Benefit Rider (EBR), with an annual rate of .45%;

d)	7 Year Enhanced Death Benefit Rider (EDBR), Living Benefit Rider (LBR) and Earnings Benefit Rider (EBR), with an annual rate of .70%;

e)	Contracts with any one, Contract Anniversary Enhanced Death Benefit Rider (CAEDB), Living Benefit Rider (LBR) or Earnings Benefit Rider (EBR), with an annual rate of .25%.

f)	Contracts with any two, Contract Anniversary Enhanced Death Benefit Rider (CAEDB), Living Benefit Rider (LBR) or Earnings Benefit Rider (EBR), with an annual rate of .50%;

g)	Contract Anniversary Enhanced Death Benefit Rider (CAEDB), Living Benefit Rider (LBR) and Earnings Benefit Rider (EBR), with an annual rate of .75%

(2)	A daily administrative expense charge against the net assets of each investment option, through a reduction of the unit value, at an annual rate of .20%.

(3)	A charge for premium taxes deducted from either the contract payment or upon annuitization, as determined in accordance with applicable state law.

Currently, GIAC makes no charge against the Account for GIAC’s federal income taxes. However, GIAC reserves the right to charge taxes attributable to the Account in the future.

Guardian Investor Services LLC (GIS), a wholly owned subsidiary of The Guardian Life Insurance Company of America, has a majority interest in RS Investment Management Co. LLC (RS Investments), a San Francisco investment management firm specializing in mutual funds and institutional investment accounts.

RS Investments serves as investment adviser and administrator to each of the Variable Product Funds Series (RS Funds). GIS serves as sub-adviser to certain RS funds and is the principal underwriter to all RS Funds. Effective October 31, 2007, an accounting and administrative services agreement between GIS and RS Investments was terminated and RS Investments assumed responsibility for those functions. In addition, RS Investments, GIS, Guardian Baillie Gifford Ltd. (GBG), Baillie Gifford Overseas Ltd. (BG Overseas), and UBS Global Asset Management (UBS Global AM) will also have the roles described below. GIAC and BG Overseas each have an equity ownership interest in GBG.

B-30

The Guardian Separate Account E

NOTES TO FINANCIAL STATEMENTS

December 31, 2008 (continued)

RS Investments provides day-to-day investment management services to the following funds:

• RS Core Equity VIP Series	• RS Global Natural Resources VIP Series
• RS Partners VIP Series	• RS Value VIP Series
• RS Small Cap Core Equity VIP Series	• RS Equity Dividend VIP Series
• RS MidCap Opportunities VIP Series	• RS Technology VIP Series (formerly The Information Age VIP Series)

As sub-adviser, GIS provides day-to-day investment management services to the following funds, subject to RS Investments’ general oversight of GIS’ performance:

• RS Asset Allocation VIP Series	• RS S&P 500 Index VIP Series
• RS Investment Quality Bond VIP Series	• RS Low Duration Bond VIP Series
• RS High Yield Bond VIP Series	• RS Money Market VIP Series

GBG serves as sub-adviser, and BG Overseas serves as sub-sub-adviser and provides day-to-day investment management services to the following funds, subject to RS Investments’ and GBG’s general oversight of BG Overseas’ performance:

• RS International Growth VIP Series	• RS Emerging Markets VIP Series

As sub-adviser, UBS Global AM provides day-to-day investment management services to the following fund, subject to RS Investments’ general oversight of UBS Global AM’s performance:

• RS Large Cap Value VIP Series

Under an investment management agreement between each RS Fund and RS Investments, the RS Funds pay a monthly fee to RS Investments at the annual rates shown in the tables below for investment advisory and administrative services. Under investment sub-advisory agreements between RS Investments and the respective sub-adviser for certain RS Funds specified below, RS Investments pays a monthly fee to the sub-adviser for investment advisory services at the annual rates set out in the table below, based on the respective RS Funds’ average daily net assets. The sub-advisory fee payable to GIS and GBG by RS Investments also covers the administrative and accounting services provided by GIS and GBG to the RS Funds.

RS Fund	Sub-adviser	Advisory Fee Rate	Sub-advisory Fee Rate
RS Core Equity VIP Series	None	0.50%	N/A
RS S&P 500 Index VIP Series	GIS	0.25%	0.2375%
RS Asset Allocation VIP Series	GIS	0.50%	0.4750%
RS High Yield Bond VIP Series	GIS	0.60%	0.5700%
RS Low Duration Bond VIP Series	GIS	0.45%	0.4275%
RS Large Cap Value VIP Series	UBS Global AM	0.78%	0.3800%
RS Partners VIP Series	None	1.00%	N/A
RS Small Cap Core Equity VIP Series	None	0.75%	N/A
RS International Growth VIP Series	GBG	0.80%	0.7600%
RS Emerging Markets VIP Series	GBG	1.00%	0.9500%
RS Investment Quality Bond VIP Series	GIS	0.50%	0.4750%
RS MidCap Opportunities VIP Series	None	0.85%	N/A
RS Global Natural Resources VIP Series	None	1.00%	N/A
RS Value VIP Series	None	0.85%	N/A
RS Equity Dividend VIP Series	None	0.60%	N/A
RS Technology VIP Series (formerly The Information Age VIP Series)	None	1.00%	N/A
RS Money Market VIP Series	GIS	0.45%	0.4275%

B-31

The Guardian Separate Account E

NOTES TO FINANCIAL STATEMENTS

December 31, 2008 (continued)

Under a sub-sub-advisory agreement between GBG and BG Overseas, the sub-sub-advisory fee payable by GBG to BG Overseas is 0.40% of RS International Growth VIP Series average daily net assets and 0.50% of RS Emerging Markets VIP Series average daily net assets.

GIS has a management agreement with GCAF and earns fees of .25% of the average daily net assets. GIAC has administrative service fee agreements with Invesco AIM Advisors, Inc., Alliance Capital Management LP, Davis Selected Advisers LP, Fidelity Management & Research Company, Templeton Global Advisers Limited, Janus Capital Management LLC, MFS Investment Management, Prudential Investments, EULAV Asset Management, LLC, (formerly Value Line Inc.), and Van Kampen Asset Management, Inc., which compensate GIAC for administrative services provided. These fees range from .15% to .25% of the average daily net assets.

The amount retained by GIAC in the Account is comprised of amounts accruing to GIAC from the operations of the Account and retained therein. Amounts retained by GIAC in the Account may be transferred by GIAC to its general account.

Sales Charges

Contingent deferred sales charges are assessed on certain partial or total surrenders. These charges are assessed through a redemption in units and paid to GIAC during the first six contract years for both a Single Purchase Payment Contract and Flexible Purchase Payment Contract. Each payment is subject to a contingent deferred sales charge for six years:

Numbers of Contract Years Completed	Contingent Deferred Sales Charge Percentage
0	7%
1	6%
2	5%
3	4%
4	3%
5	2%
6	1%
7+	0% and thereafter

For the years ended December 31, 2007 and 2008, contingent deferred sales charges were $1,504,830 and $1,193,127.

NOTE 5 — CHANGES IN UNITS OUTSTANDING

The changes in units outstanding for the years ended December 31, 2008 and 2007 were as follows:

	2008			2007
	Units Issued	Units Redeemed	Net Increase/ (Decrease)	Units Issued	Units Redeemed	Net Increase/ (Decrease)
RS Core Equity VIP Series	369,963	1,517,204	(1,147,241)	418,892	1,811,917	(1,393,025)
RS S&P 500 Index VIP Series	221,779	367,443	(145,664)	59,736	577,907	(518,171)
RS Asset Allocation VIP Series	18,978	222,031	(203,053)	20,374	178,728	(158,354)
RS High Yield Bond VIP Series	11,818	175,190	(163,372)	56,831	159,414	(102,583)
RS Low Duration Bond VIP Series	93,190	53,848	39,342	11,197	227,284	(216,087)
RS Large Cap Value VIP Series	7,051	38,056	(31,005)	10,234	52,608	(42,374)
RS Partners VIP Series	135,454	56,267	79,187	25,537	45,446	(19,909)
RS Small Cap Core Equity VIP Series	70,027	516,576	(446,549)	89,685	466,827	(377,142)
RS International Growth VIP Series	96,263	533,278	(437,015)	199,536	388,679	(189,143)
RS Emerging Markets VIP Series	35,510	612,090	(576,580)	263,447	274,185	(10,738)
RS Investment Quality Bond VIP Series	61,747	1,019,092	(957,345)	274,737	762,246	(487,509)
RS MidCap Opportunities VIP Series	11,852	2,142	9,710	2,082	—	2,082

B-32

The Guardian Separate Account E

NOTES TO FINANCIAL STATEMENTS

December 31, 2008 (continued)

	2008			2007
	Units Issued	Units Redeemed	Net Increase/ (Decrease)	Units Issued	Units Redeemed	Net Increase/ (Decrease)
RS Global Natural Resources VIP Series	282,214	57,755	224,459	49,281	19	49,262
RS Value VIP Series	11,374	2,672	8,702	10,523	—	10,523
RS Equity Dividend VIP Series	60,071	35,172	24,899	3,633	—	3,633
RS Technology VIP Series (formerly The Information Age VIP Series)	4,634	2,266	2,368	34,253	15	34,238
RS Money Market VIP Series	3,127,045	2,271,400	855,645	2,027,726	1,805,307	222,419
Gabelli Capital Asset Fund	87,051	782,120	(695,069)	132,024	534,878	(402,854)
Value Line Centurion Fund	101,540	364,716	(263,176)	117,862	289,420	(171,558)
Value Line Strategic Asset Management Trust	117,054	1,346,500	(1,229,446)	128,890	1,440,610	(1,311,720)
AIM V.I. Capital Appreciation Fund Series I	18,484	271,419	(252,935)	55,095	179,292	(124,197)
AIM V.I. Utilities Fund Series I	11,184	262,251	(251,067)	124,199	119,502	4,697
AIM V.I. Government Securities Fund Series I	406,306	291,237	115,069	36,549	198,091	(161,542)
AIM V.I. Core Equity Fund Series I	22,639	391,560	(368,921)	31,658	432,450	(400,792)
AllianceBernstein Growth & Income Portfolio Class B	15,804	105,990	(90,186)	9,219	127,332	(118,113)
AllianceBernstein Large Cap Growth Portfolio Class B	13,878	46,263	(32,385)	7,597	48,945	(41,348)
AllianceBernstein Global Technology Portfolio Class B	7,952	39,352	(31,400)	11,327	26,593	(15,266)
AllianceBernstein Value Portfolio Class B	10,735	101,461	(90,726)	7,878	141,886	(134,008)
Davis Financial Portfolio	21,421	174,788	(153,367)	11,737	218,261	(206,524)
Davis Real Estate Portfolio	15,886	247,635	(231,749)	18,943	583,799	(564,856)
Davis Value Portfolio	57,043	774,208	(717,165)	46,403	644,802	(598,399)
Fidelity VIP Contrafund Portfolio Service Class	105,675	1,296,758	(1,191,083)	100,321	879,832	(779,511)
Fidelity VIP Equity-Income Portfolio Service Class	62,506	931,574	(869,068)	60,346	559,628	(499,282)
Fidelity VIP Growth Opportunities Portfolio Service Class	26,312	351,096	(324,784)	305,676	187,248	118,428
Fidelity VIP Mid Cap Portfolio Service Class	43,232	675,362	(632,130)	46,172	519,735	(473,563)
Templeton Growth Securities Fund Class 2	26,127	327,647	(301,520)	63,977	205,808	(141,831)
Janus Aspen MidCap Growth Portfolio Institutional Shares	35,109	264,414	(229,305)	60,026	396,179	(336,153)
Janus Aspen Forty Portfolio Institutional Shares	59,080	259,049	(199,969)	60,534	380,899	(320,365)
Janus Aspen Large Cap Growth Portfolio Institutional Shares	29,068	330,097	(301,029)	28,323	310,353	(282,030)
Janus Aspen Worldwide Growth Portfolio Institutional Shares	26,739	442,088	(415,349)	92,321	393,728	(301,407)
MFS Growth Series Initial Class (formerly MFS Emerging Growth Series Initial Class)	18,671	169,327	(150,656)	29,879	165,284	(135,405)
MFS Investors Trust Series Initial Class	33,694	280,384	(246,690)	112,411	335,425	(223,014)
MFS New Discovery Series Initial Class	29,739	108,869	(79,130)	9,395	133,201	(123,806)
MFS Research Series Initial Class	5,480	136,248	(130,768)	97,940	66,434	31,506
MFS Total Return Series Initial Class	51,329	1,093,191	(1,041,862)	67,050	815,428	(748,378)
Prudential Jennison Portfolio Class II	5,925	17,052	(11,127)	3,312	26,926	(23,614)
Van Kampen Life Investment Trust Growth & Income Portfolio Class II	23,203	203,790	(180,587)	33,046	142,744	(109,698)
Van Kampen Life Investment Trust Government Portfolio Class II	57,033	256,797	(199,764)	36,872	175,182	(138,310)

B-33

The Guardian Separate Account E

NOTES TO FINANCIAL STATEMENTS

December 31, 2008 (continued)

NOTE 6 — FINANCIAL HIGHLIGHTS

The GIAC sells a number of variable annuity products that are funded by the Account. These products have unique combinations of features and fees that are charged against the contract owner’s account balance. The differences in the fee structures result in a variety of unit values, expense ratios and total returns.

In 2008, the Account has elected to present in the Financial Highlights appearing in Note 6 the range of lowest and highest expense ratio and the related total returns over the reporting period for each of the Account’s investment options, rather than separate information for each contract expense level as reported in prior periods as permitted by AICPA Statement of Position 03-5. The Account has similarly elected to report aggregate period-end units outstanding and the range of period-end unit fair values for each investment option in the Statement of Assets and Liabilities and the Financial Highlights. Prior-period financial highlights appearing in Note 6 have been retrospectively adjusted to highlights appearing in Note 6 have been retrospectively adjusted to highlights conform to the current period presentation.

The following schedule was developed, for each of the five years ending December 31, by determining which products offered by GIAC and funded by the Account that have the lowest and highest expense ratio. Only product designs within each investment option that had units outstanding throughout the respective periods were considered when determining the lowerst and highest expense ratio. The summary may not reflect the lowest and highest contract charges offered by GIAC as contract owners may not have selected all available and applicable contract options. The net assets disclosed in the table below represent only net assets in accumulation.

		Unit Outstanding	Unit Values Lowest to Highest			Net Assets in whole $	Expense Ratio(1) Lowest to Highest			Investment Income Ratio(2)	Total Return(3) Lowest to Highest
RS Core Equity VIP Series
	2008	9,749,531	$8.89	to	$9.25	$87,868,010	1.25%	to	2.00%	1.19%	-31.03%	to	-30.51%
	2007	10,896,772	12.89	to	13.31	141,292,582	1.25%	to	2.00%	0.89%	12.90%	to	13.75%
	2006	12,289,797	11.42	to	11.70	140,120,139	1.25%	to	2.00%	1.88%	14.93%	to	15.80%
	2005	14,595,690	9.93	to	10.11	143,671,858	1.25%	to	2.00%	1.18%	2.22%	to	2.99%
	2004	18,589,877	9.72	to	9.81	177,312,143	1.25%	to	2.00%	1.80%	3.89%	to	4.68%
RS S&P 500 Index VIP Series
	2008	2,358,424	$6.85	to	$7.82	$15,957,358	1.25%	to	2.00%	2.26%	-38.41%	to	-37.95%
	2007	2,504,088	11.04	to	12.69	27,330,764	1.25%	to	2.00%	1.61%	3.12%	to	3.90%
	2006	3,022,259	10.63	to	12.31	31,769,207	1.25%	to	2.00%	1.64%	13.16%	to	14.02%
	2005	3,283,010	9.32	to	10.87	30,287,731	1.25%	to	2.00%	1.54%	2.46%	to	3.23%
	2004	3,505,806	9.03	to	10.61	31,346,872	1.25%	to	2.00%	1.65%	8.38%	to	9.20%
RS Asset Allocation VIP Series
	2008	687,226	$7.80	to	$7.93	$5,421,107	1.25%	to	2.00%	1.72%	-38.52%	to	-38.05%
	2007	890,279	12.69	to	12.81	11,333,006	1.25%	to	2.00%	2.14%	3.13%	to	3.91%
	2006	1,048,633	12.31	to	12.33	12,856,184	1.25%	to	2.00%	3.66%	11.11%	to	11.95%
	2005	1,216,059	11.01	to	11.08	13,321,033	1.25%	to	2.00%	0.74%	2.28%	to	3.05%
	2004	1,390,303	10.68	to	10.83	14,786,927	1.25%	to	2.00%	1.19%	8.11%	to	8.92%
RS High Yield Bond VIP Series
	2008	719,484	$10.11	to	$10.50	$7,497,674	1.25%	to	2.00%	7.55%	-22.41%	to	-21.82%
	2007	882,856	13.03	to	13.43	11,780,996	1.25%	to	2.00%	7.32%	-0.83%	to	-0.08%
	2006	985,439	13.13	to	13.44	13,168,443	1.25%	to	2.00%	7.01%	7.00%	to	7.80%
	2005	1,032,272	12.28	to	12.47	12,798,711	1.25%	to	2.00%	6.11%	1.25%	to	2.01%
	2004	1,213,496	12.12	to	12.23	14,762,551	1.25%	to	2.00%	7.12%	7.04%	to	7.85%
RS Low Duration Bond VIP Series
	2008	319,940	$10.70	to	$10.99	$3,501,024	1.25%	to	1.75%	3.21%	1.75%	to	2.26%
	2007	280,598	10.52	to	10.75	3,005,498	1.25%	to	1.75%	3.87%	3.64%	to	4.16%
	2006	496,685	10.15	to	10.32	5,104,966	1.25%	to	1.75%	3.75%	2.26%	to	2.77%
	2005	631,531	9.92	to	10.04	6,322,750	1.25%	to	1.75%	2.78%	-0.51%	to	-0.01%
	2004	663,406	9.97	to	10.04	6,651,467	1.25%	to	1.75%	2.16%	-0.85%	to	-0.35%
RS Large Cap Value VIP Series
	2008	209,221	$10.52	to	$10.84	$2,256,292	1.25%	to	1.75%	1.95%	-41.31%	to	-41.01%
	2007	240,226	17.93	to	18.38	4,395,670	1.25%	to	1.75%	1.32%	-1.39%	to	-0.90%
	2006	282,600	18.19	to	18.55	5,222,155	1.25%	to	1.75%	1.13%	16.23%	to	16.82%
	2005	282,563	15.65	to	15.88	4,474,521	1.25%	to	1.75%	1.43%	7.72%	to	8.26%
	2004	247,001	14.53	to	14.66	3,616,733	1.25%	to	1.75%	1.28%	11.75%	to	12.31%

B-34

The Guardian Separate Account E

NOTES TO FINANCIAL STATEMENTS

December 31, 2008 (continued)

		Unit Outstanding	Unit Values Lowest to Highest			Net Assets in whole $	Expense Ratio(1) Lowest to Highest			Investment Income Ratio(2)	Total Return(3) Lowest to Highest
RS Partners VIP Series
	2008	414,559	$10.66	to	$10.98	$4,527,584	1.25%	to	1.75%	0.00%	-35.15%	to	-34.82%
	2007	335,372	16.43	to	16.84	5,627,432	1.25%	to	1.75%	0.00%	-3.73%	to	-3.25%
	2006	355,281	17.07	to	17.41	6,166,180	1.25%	to	1.75%	0.22%	7.45%	to	7.99%
	2005	372,680	15.89	to	16.12	5,993,676	1.25%	to	1.75%	0.12%	2.40%	to	2.91%
	2004	358,128	15.52	to	15.67	5,601,975	1.25%	to	1.75%	0.28%	16.45%	to	17.03%
RS Small Cap Core Equity VIP Series
	2008	2,115,235	$9.38	to	$11.37	$23,976,664	1.25%	to	2.00%	0.43%	-36.48%	to	-36.00%
	2007	2,561,784	14.76	to	17.77	45,410,053	1.25%	to	2.00%	0.78%	3.04%	to	3.82%
	2006	2,938,926	14.33	to	17.11	50,197,253	1.25%	to	2.00%	0.00%	14.84%	to	15.70%
	2005	3,198,665	12.48	to	14.79	47,214,183	1.25%	to	2.00%	0.21%	-1.83%	to	-1.09%
	2004	3,689,030	12.71	to	14.95	55,068,998	1.25%	to	2.00%	0.00%	12.88%	to	13.73%
RS International Growth VIP Series
	2008	2,265,048	$10.14	to	$10.57	$22,696,689	1.25%	to	2.00%	1.62%	-44.42%	to	-43.99%
	2007	2,702,063	18.24	to	18.86	48,368,019	1.25%	to	2.00%	3.37%	12.73%	to	13.58%
	2006	2,891,206	16.18	to	16.61	45,669,446	1.25%	to	2.00%	1.17%	20.98%	to	21.89%
	2005	2,808,557	13.38	to	13.63	36,506,026	1.25%	to	2.00%	1.61%	13.71%	to	14.57%
	2004	3,048,448	11.76	to	11.89	34,638,775	1.25%	to	2.00%	0.26%	14.40%	to	15.26%
RS Emerging Markets VIP Series
	2008	1,182,349	$15.27	to	$15.43	$18,508,764	1.25%	to	1.75%	0.23%	-57.41%	to	-57.19%
	2007	1,758,929	35.67	to	36.23	64,115,001	1.25%	to	1.75%	2.11%	42.86%	to	43.58%
	2006	1,769,667	24.84	to	26.48	45,120,063	1.25%	to	2.00%	0.67%	33.48%	to	34.49%
	2005	1,686,272	18.47	to	19.83	31,918,286	1.25%	to	2.00%	1.05%	37.72%	to	38.76%
	2004	1,482,753	13.31	to	14.40	20,249,356	1.25%	to	2.00%	0.22%	21.10%	to	22.01%
RS Investment Quality Bond VIP Series
	2008	3,626,163	$11.77	to	$15.65	$55,498,562	1.25%	to	2.00%	4.51%	-1.54%	to	-0.79%
	2007	4,583,508	11.96	to	15.78	70,629,434	1.25%	to	2.00%	4.43%	4.11%	to	4.90%
	2006	5,071,017	11.49	to	15.04	74,534,633	1.25%	to	2.00%	4.24%	2.12%	to	2.88%
	2005	6,143,790	11.25	to	14.62	87,838,396	1.25%	to	2.00%	3.84%	0.32%	to	1.07%
	2004	7,087,787	11.21	to	14.46	100,370,841	1.25%	to	2.00%	4.08%	2.13%	to	2.90%
RS MidCap Opportunities VIP Series(4)
	2008	11,792	$4.75	to	$4.76	$56,173	1.25%	to	1.50%	0.00%	-51.55%	to	-51.43%
	2007	2,082	9.81	to	9.81	20,422	1.25%	to	1.25%	0.00%	-1.92%	to	-1.92%
	2006	—	—		—	—	—		—	—	—		—
	2005	—	—		—	—	—		—	—	—		—
	2004	—	—		—	—	—		—	—	—		—
RS Global Natural Resources VIP Series(4)	2008	273,721	$5.82	to	$5.86	$1,603,758	1.25%	to	1.75%	0.00%	-45.44%	to	-45.16%
	2007	49,262	10.67	to	10.69	526,683	1.25%	to	1.75%	0.00%	6.71%	to	6.93%
	2006	—	—		—	—	—		—	—	—		—
	2005	—	—		—	—	—		—	—	—		—
	2004	—	—		—	—	—		—	—	—		—
RS Value VIP Series(4)
	2008	19,225	$5.53	to	$5.55	$106,660	1.25%	to	1.50%	0.00%	-41.36%	to	-41.21%
	2007	10,523	9.43	to	9.44	99,325	1.25%	to	1.50%	0.00%	-5.69%	to	-5.59%
	2006	—	—		—	—	—		—	—	—		—
	2005	—	—		—	—	—		—	—	—		—
	2004	—	—		—	—	—		—	—	—		—
RS Equity Dividend VIP Series(4)
	2008	28,532	$5.45	to	$5.47	$156,001	1.25%	to	1.50%	1.06%	-41.65%	to	-41.51%
	2007	3,633	9.34	to	9.35	33,938	1.25%	to	1.50%	0.51%	-6.58%	to	-6.48%
	2006	—	—		—	—	—		—	—	—		—
	2005	—	—		—	—	—		—	—	—		—
	2004	—	—		—	—	—		—	—	—		—
RS Technology VIP Series (formerly The Information Age VIP Series)(4)	2008	36,606	$4.95	to	$4.97	$181,756	1.25%	to	1.50%	0.00%	-52.03%	to	-51.91%
	2007	34,238	10.33	to	10.34	353,771	1.25%	to	1.45%	0.00%	3.26%	to	3.35%
	2006	—	—		—	—	—		—	—	—		—
	2005	—	—		—	—	—		—	—	—		—
	2004	—	—		—	—	—		—	—	—		—

B-35

The Guardian Separate Account E

NOTES TO FINANCIAL STATEMENTS

December 31, 2008 (continued)

		Unit Outstanding	Unit Values Lowest to Highest			Net Assets in whole $	Expense Ratio(1) Lowest to Highest			Investment Income Ratio(2)	Total Return(3) Lowest to Highest
RS Money Market VIP Series
	2008	5,508,322	$10.30	to	$12.57	$68,359,132	1.25%	to	1.95%	2.02%	0.07%	to	0.78%
	2007	4,652,677	10.29	to	12.47	57,248,948	1.25%	to	1.95%	4.68%	2.67%	to	3.39%
	2006	4,430,258	10.00	to	12.06	52,744,443	1.25%	to	2.00%	4.50%	2.45%	to	3.23%
	2005	4,973,491	9.76	to	11.68	57,375,278	1.25%	to	2.00%	2.81%	0.65%	to	1.41%
	2004	6,280,448	9.69	to	11.52	71,464,076	1.25%	to	2.00%	0.91%	-1.16%	to	-0.42%
Gabelli Capital Asset Fund
	2008	2,991,029	$9.31	to	$15.06	$42,954,890	1.25%	to	2.00%	0.75%	-41.62%	to	-41.18%
	2007	3,686,098	15.94	to	25.60	90,012,136	1.25%	to	2.00%	0.45%	6.96%	to	7.77%
	2006	4,088,952	14.91	to	23.75	92,722,967	1.25%	to	2.00%	0.28%	19.53%	to	20.41%
	2005	4,722,757	12.47	to	19.72	89,036,143	1.25%	to	2.00%	0.26%	-0.01%	to	0.76%
	2004	5,272,207	12.47	to	19.58	98,727,398	1.25%	to	2.00%	0.34%	13.24%	to	14.10%
Value Line Centurion Fund
	2008	1,821,714	$4.76	to	$7.19	$12,826,578	1.25%	to	1.75%	0.00%	-50.16%	to	-49.91%
	2007	2,084,890	9.56	to	14.35	29,236,287	1.25%	to	1.75%	0.00%	18.61%	to	19.21%
	2006	2,256,448	8.06	to	12.04	26,555,452	1.25%	to	1.75%	0.00%	2.04%	to	2.55%
	2005	2,564,940	7.90	to	11.74	29,433,448	1.25%	to	1.75%	0.00%	7.23%	to	7.76%
	2004	2,810,780	7.37	to	10.89	29,894,469	1.25%	to	1.75%	0.00%	9.57%	to	10.12%
Value Line Strategic Asset Management Trust	2008	5,002,839	$8.60	to	$13.62	$65,359,412	1.25%	to	1.75%	1.43%	-30.62%	to	-30.27%
	2007	6,232,285	12.39	to	19.54	116,858,422	1.25%	to	1.75%	0.94%	13.27%	to	13.84%
	2006	7,544,005	12.38	to	17.16	124,293,730	1.25%	to	2.00%	0.92%	4.73%	to	5.52%
	2005	9,224,123	11.82	to	16.27	144,076,080	1.25%	to	2.00%	0.45%	6.91%	to	7.72%
	2004	10,815,157	11.06	to	15.10	156,651,637	1.25%	to	2.00%	0.34%	9.95%	to	10.79%
AIM V.I. Capital Appreciation Fund Series I	2008	667,206	$5.05	to	$6.23	$4,104,187	1.25%	to	1.75%	0.00%	-43.50%	to	-43.21%
	2007	920,141	8.93	to	10.98	9,977,376	1.25%	to	1.75%	0.00%	10.06%	to	10.61%
	2006	1,044,338	8.11	to	9.92	10,233,163	1.25%	to	1.75%	0.06%	4.45%	to	4.97%
	2005	1,206,600	7.77	to	9.45	11,256,215	1.25%	to	1.75%	0.06%	6.94%	to	7.48%
	2004	1,461,152	7.26	to	8.80	12,681,641	1.25%	to	1.75%	0.00%	4.76%	to	5.29%
AIM V.I. Utilities Fund Series I
	2008	481,294	$8.47	to	$10.29	$4,914,236	1.25%	to	1.75%	2.34%	-33.54%	to	-33.20%
	2007	732,361	12.74	to	15.41	11,215,649	1.25%	to	1.75%	1.91%	18.54%	to	19.13%
	2006	727,664	10.75	to	12.94	9,350,090	1.25%	to	1.75%	3.55%	23.27%	to	23.89%
	2005	752,169	8.72	to	10.44	7,812,426	1.25%	to	1.75%	2.66%	14.80%	to	15.37%
	2004	579,490	7.60	to	9.05	5,213,886	1.25%	to	1.75%	2.97%	22.34%	to	22.95%
AIM V.I. Government Securities Fund Series I	2008	1,288,136	$12.36	to	$14.37	$18,378,886	1.25%	to	2.00%	4.05%	10.07%	to	10.90%
	2007	1,173,067	11.23	to	12.96	15,067,023	1.25%	to	2.00%	3.84%	4.22%	to	5.01%
	2006	1,334,609	10.78	to	12.34	16,337,955	1.25%	to	2.00%	3.74%	1.49%	to	2.26%
	2005	1,614,997	10.62	to	12.07	19,358,834	1.25%	to	2.00%	3.06%	-0.36%	to	0.39%
	2004	1,850,589	10.66	to	12.02	22,120,278	1.25%	to	2.00%	3.63%	0.52%	to	1.28%
AIM V.I. Core Equity Fund Series I
	2008	1,281,139	$5.72	to	$6.38	$8,123,993	1.25%	to	1.75%	1.98%	-31.36%	to	-31.02%
	2007	1,650,060	8.33	to	9.24	15,190,775	1.25%	to	1.75%	1.03%	6.23%	to	6.77%
	2006	2,050,852	7.84	to	8.66	17,695,910	1.25%	to	1.75%	1.60%	13.24%	to	13.80%
	2005	2,500,669	6.92	to	7.61	18,972,176	1.25%	to	1.75%	0.79%	3.81%	to	4.33%
	2004	3,088,893	6.67	to	7.29	22,472,423	1.25%	to	1.75%	0.44%	3.92%	to	4.45%
AllianceBernstein Growth & Income Portfolio Class B	2008	428,947	$7.88	to	$8.29	$3,531,992	1.25%	to	2.00%	1.77%	-41.88%	to	-41.44%
	2007	519,133	13.56	to	14.15	7,305,234	1.25%	to	2.00%	1.23%	2.77%	to	3.55%
	2006	637,246	13.19	to	13.66	8,671,015	1.25%	to	2.00%	1.05%	14.66%	to	15.52%
	2005	638,212	11.51	to	11.83	7,523,247	1.25%	to	2.00%	1.28%	2.52%	to	3.29%
	2004	694,496	11.22	to	11.45	7,931,722	1.25%	to	2.00%	0.76%	9.00%	to	9.83%
AllianceBernstein Large Cap Growth Portfolio Class B	2008	204,833	$7.40	to	$7.65	$1,556,801	1.25%	to	1.75%	0.00%	-40.87%	to	-40.58%
	2007	237,218	12.51	to	12.87	3,038,417	1.25%	to	1.75%	0.00%	11.63%	to	12.19%
	2006	278,566	11.21	to	11.47	3,182,230	1.25%	to	1.75%	0.00%	-2.37%	to	-1.88%
	2005	290,303	11.48	to	11.69	3,384,503	1.25%	to	1.75%	0.00%	12.84%	to	13.41%
	2004	253,499	10.11	to	10.31	2,605,104	1.25%	to	2.00%	0.00%	6.18%	to	6.99%

B-36

The Guardian Separate Account E

NOTES TO FINANCIAL STATEMENTS

December 31, 2008 (continued)

		Unit Outstanding	Unit Values Lowest to Highest			Net Assets in whole $	Expense Ratio(1) Lowest to Highest			Investment Income Ratio(2)	Total Return(3) Lowest to Highest
AllianceBernstein Global Technology Portfolio Class B	2008	148,532	$6.52	to	$6.74	$996,355	1.25%	to	1.75%	0.00%	-48.38%	to	-48.12%
	2007	179,932	12.62	to	12.99	2,328,844	1.25%	to	1.75%	0.00%	17.80%	to	18.40%
	2006	195,198	10.72	to	10.97	2,134,831	1.25%	to	1.75%	0.00%	6.49%	to	7.03%
	2005	198,177	10.06	to	10.25	2,026,386	1.25%	to	1.75%	0.00%	1.84%	to	2.35%
	2004	271,301	9.82	to	10.01	2,712,150	1.25%	to	2.00%	0.00%	2.99%	to	3.77%
AllianceBernstein Value Portfolio Class B
	2008	283,745	$7.88	to	$8.28	$2,335,751	1.25%	to	2.00%	2.25%	-42.19%	to	-41.75%
	2007	374,471	13.62	to	14.22	5,297,955	1.25%	to	2.00%	1.26%	-6.07%	to	-5.36%
	2006	508,479	14.50	to	15.02	7,612,769	1.25%	to	2.00%	0.90%	18.62%	to	19.52%
	2005	471,607	12.23	to	12.57	5,911,570	1.25%	to	2.00%	1.22%	3.38%	to	4.16%
	2004	432,012	11.83	to	12.07	5,201,529	1.25%	to	2.00%	0.85%	11.11%	to	11.95%
Davis Financial Portfolio
	2008	508,966	$6.89	to	$7.59	$3,876,036	1.25%	to	2.00%	0.00%	-47.43%	to	-47.04%
	2007	662,333	13.11	to	14.32	9,528,686	1.25%	to	2.00%	0.95%	-7.91%	to	-7.22%
	2006	868,857	14.24	to	15.44	13,479,384	1.25%	to	2.00%	0.59%	16.15%	to	17.02%
	2005	946,744	12.26	to	13.19	12,562,104	1.25%	to	2.00%	0.47%	6.23%	to	7.03%
	2004	1,057,691	11.54	to	12.33	13,123,326	1.25%	to	2.00%	0.35%	8.12%	to	8.94%
Davis Real Estate Portfolio
	2008	582,583	$10.69	to	$13.57	$8,006,920	1.25%	to	2.00%	2.31%	-47.97%	to	-47.58%
	2007	814,332	20.54	to	25.88	21,349,630	1.25%	to	2.00%	3.12%	-17.16%	to	-16.54%
	2006	1,379,188	24.80	to	31.01	43,181,062	1.25%	to	2.00%	3.08%	31.70%	to	32.69%
	2005	1,461,111	18.83	to	23.37	34,505,732	1.25%	to	2.00%	3.20%	10.89%	to	11.72%
	2004	1,546,644	16.98	to	20.92	32,731,215	1.25%	to	2.00%	3.41%	30.69%	to	31.68%
Davis Value Portfolio
	2008	2,228,938	$8.53	to	$8.56	$19,073,338	1.25%	to	2.00%	0.88%	-41.51%	to	-41.07%
	2007	2,946,103	14.52	to	14.59	42,797,951	1.25%	to	2.00%	1.06%	2.56%	to	3.33%
	2006	3,544,502	14.05	to	14.22	49,854,454	1.25%	to	2.00%	0.75%	12.71%	to	13.56%
	2005	3,776,930	12.37	to	12.62	46,799,404	1.25%	to	2.00%	0.97%	7.27%	to	8.08%
	2004	4,006,484	11.45	to	11.76	45,966,954	1.25%	to	2.00%	0.85%	10.09%	to	10.92%
Fidelity VIP Contrafund Portfolio Service Class	2008	4,116,327	$9.55	to	$10.11	$39,053,558	1.25%	to	2.00%	0.78%	-43.76%	to	-43.33%
	2007	5,307,410	16.85	to	17.98	89,004,139	1.25%	to	2.00%	0.82%	15.17%	to	16.04%
	2006	6,086,921	14.52	to	15.61	88,023,004	1.25%	to	2.00%	1.10%	9.37%	to	10.19%
	2005	6,420,440	13.18	to	14.27	84,305,213	1.25%	to	2.00%	0.19%	14.52%	to	15.39%
	2004	6,148,003	11.42	to	12.46	69,989,772	1.25%	to	2.00%	0.23%	13.04%	to	13.89%
Fidelity VIP Equity-Income Portfolio Service Class	2008	2,326,821	$7.60	to	$7.64	$17,843,115	1.25%	to	2.00%	2.03%	-43.85%	to	-43.42%
	2007	3,195,889	13.50	to	13.53	43,319,338	1.25%	to	2.00%	1.63%	-0.60%	to	0.15%
	2006	3,695,171	13.48	to	13.61	50,040,391	1.25%	to	2.00%	3.15%	17.69%	to	18.58%
	2005	4,209,262	11.37	to	11.56	48,121,229	1.25%	to	2.00%	1.58%	3.65%	to	4.44%
	2004	4,646,149	10.89	to	11.16	50,915,033	1.25%	to	2.00%	1.36%	9.16%	to	9.99%
Fidelity VIP Growth Opportunities Portfolio Service Class	2008	636,211	$4.23	to	$4.28	$2,693,989	1.25%	to	1.75%	0.28%	-55.85%	to	-55.62%
	2007	960,995	9.53	to	9.70	9,151,907	1.25%	to	1.75%	0.00%	20.90%	to	21.51%
	2006	842,567	7.84	to	11.61	6,625,054	1.25%	to	2.00%	0.63%	3.21%	to	3.99%
	2005	994,236	7.54	to	11.25	7,526,263	1.25%	to	2.00%	0.90%	6.70%	to	7.50%
	2004	1,245,297	7.02	to	10.54	8,760,455	1.25%	to	2.00%	0.46%	4.92%	to	5.72%
Fidelity VIP Mid Cap Portfolio Service Class	2008	1,908,013	$12.30	to	$21.63	$40,573,069	1.25%	to	2.00%	0.34%	-40.72%	to	-40.27%
	2007	2,540,143	20.75	to	36.21	90,598,724	1.25%	to	2.00%	0.71%	13.19%	to	14.04%
	2006	3,013,706	18.33	to	31.75	94,351,679	1.25%	to	2.00%	0.27%	10.35%	to	11.18%
	2005	3,370,757	16.61	to	28.56	95,000,949	1.25%	to	2.00%	0.00%	15.85%	to	16.73%
	2004	3,465,643	14.34	to	24.47	83,676,538	1.25%	to	2.00%	0.00%	22.29%	to	23.21%
Templeton Growth Securities Fund Class 2	2008	781,077	$8.42	to	$8.85	$6,871,819	1.25%	to	2.00%	1.75%	-43.47%	to	-43.05%
	2007	1,082,597	14.89	to	15.54	16,748,412	1.25%	to	2.00%	1.34%	0.31%	to	1.07%
	2006	1,224,428	14.84	to	15.37	18,757,033	1.25%	to	2.00%	1.33%	19.39%	to	20.29%
	2005	1,166,239	12.43	to	12.78	14,860,960	1.25%	to	2.00%	1.12%	6.70%	to	7.50%
	2004	998,417	11.65	to	11.89	11,843,459	1.25%	to	2.00%	1.16%	13.71%	to	14.57%
Janus Aspen MidCap Growth Portfolio Institutional Shares	2008	1,348,109	$4.12	to	$6.51	$8,581,166	1.25%	to	1.75%	0.24%	-44.71%	to	-44.43%
	2007	1,577,414	7.46	to	11.71	18,100,358	1.25%	to	1.75%	0.21%	19.91%	to	20.52%
	2006	1,913,567	6.22	to	9.71	18,236,711	1.25%	to	1.75%	0.00%	11.63%	to	12.19%
	2005	2,219,138	5.57	to	8.66	18,833,701	1.25%	to	1.75%	0.00%	10.35%	to	10.90%
	2004	2,610,914	5.05	to	7.81	19,930,246	1.25%	to	1.75%	0.00%	18.64%	to	19.23%

B-37

The Guardian Separate Account E

NOTES TO FINANCIAL STATEMENTS

December 31, 2008 (continued)

		Unit Outstanding	Unit Values Lowest to Highest			Net Assets in whole $	Expense Ratio(1) Lowest to Highest			Investment Income Ratio(2)	Total Return(3) Lowest to Highest
Janus Aspen Forty Portfolio Institutional Shares	2008	1,331,716	$8.57	to	$10.22	$11,366,374	1.25%	to	2.00%	0.14%	-45.27%	to	-44.85%
	2007	1,531,685	15.54	to	18.68	23,733,297	1.25%	to	2.00%	0.34%	34.27%	to	35.28%
	2006	1,852,050	11.49	to	13.91	21,234,997	1.25%	to	2.00%	0.34%	7.17%	to	7.98%
	2005	2,288,124	10.64	to	12.98	24,308,735	1.25%	to	2.00%	0.21%	10.60%	to	11.44%
	2004	2,623,294	9.55	to	11.73	25,026,476	1.25%	to	2.00%	0.25%	15.87%	to	16.75%
Janus Aspen Large Cap Growth Portfolio Institutional Shares	2008	900,932	$4.79	to	$5.74	$5,101,600	1.25%	to	1.75%	0.71%	-40.77%	to	-40.48%
	2007	1,201,961	8.08	to	9.65	11,464,465	1.25%	to	1.75%	0.70%	13.09%	to	13.65%
	2006	1,483,991	7.15	to	8.49	12,441,396	1.25%	to	1.75%	0.47%	9.44%	to	9.99%
	2005	1,844,352	6.53	to	7.72	14,072,665	1.25%	to	1.75%	0.32%	2.47%	to	2.98%
	2004	2,340,800	6.37	to	7.49	17,350,615	1.25%	to	1.75%	0.14%	2.69%	to	3.21%
Janus Aspen Worldwide Growth Portfolio Institutional Shares	2008	1,335,472	$6.22	to	$6.55	$8,188,019	1.25%	to	2.00%	1.13%	-45.77%	to	-45.36%
	2007	1,750,821	11.38	to	12.08	19,675,247	1.25%	to	2.00%	0.73%	7.45%	to	8.26%
	2006	2,052,228	10.51	to	11.24	21,277,481	1.25%	to	2.00%	1.72%	15.85%	to	16.73%
	2005	2,509,601	9.01	to	9.70	22,301,349	1.25%	to	2.00%	1.33%	3.76%	to	4.54%
	2004	3,170,738	8.61	to	9.35	26,967,553	1.25%	to	2.00%	0.99%	2.69%	to	3.47%
MFS Growth Series Initial Class (formerly MFS Emerging Growth Series Initial Class)	2008	540,303	$6.47	to	$8.28	$3,408,193	1.25%	to	2.00%	0.23%	-38.67%	to	-38.20%
	2007	690,959	10.47	to	13.50	7,064,366	1.25%	to	2.00%	0.00%	18.76%	to	19.66%
	2006	826,364	8.75	to	11.37	7,053,671	1.25%	to	2.00%	0.00%	5.75%	to	6.55%
	2005	1,013,262	8.21	to	10.75	8,127,427	1.25%	to	2.00%	0.00%	7.02%	to	7.82%
	2004	1,222,717	7.62	to	10.05	9,108,972	1.25%	to	2.00%	0.00%	10.71%	to	11.54%
MFS Investors Trust Series Initial Class
	2008	1,237,874	$8.52	to	$9.69	$11,660,292	1.25%	to	2.00%	0.83%	-34.42%	to	-33.92%
	2007	1,484,564	12.99	to	14.66	21,148,053	1.25%	to	2.00%	0.84%	8.11%	to	8.93%
	2006	1,707,578	12.01	to	13.46	22,277,218	1.25%	to	2.00%	0.51%	10.75%	to	11.58%
	2005	2,124,933	10.85	to	12.07	24,892,958	1.25%	to	2.00%	0.56%	5.18%	to	5.97%
	2004	2,616,275	10.31	to	11.39	28,951,007	1.25%	to	2.00%	0.64%	9.14%	to	9.96%
MFS New Discovery Series Initial Class
	2008	405,289	$6.42	to	$8.60	$3,377,866	1.25%	to	1.75%	0.00%	-40.39%	to	-40.09%
	2007	484,419	10.77	to	14.35	6,792,905	1.25%	to	1.75%	0.00%	0.73%	to	1.24%
	2006	608,225	10.69	to	14.18	8,429,902	1.25%	to	1.75%	0.00%	11.24%	to	11.80%
	2005	700,412	9.61	to	12.68	8,672,077	1.25%	to	1.75%	0.00%	3.41%	to	3.93%
	2004	935,270	9.30	to	12.20	11,152,679	1.25%	to	1.75%	0.00%	4.66%	to	5.18%
MFS Research Series Initial Class
	2008	182,840	$6.45	to	$7.12	$1,292,589	1.25%	to	1.75%	0.70%	-37.20%	to	-36.89%
	2007	313,608	10.26	to	11.28	3,518,775	1.25%	to	1.75%	0.73%	11.23%	to	11.79%
	2006	282,102	10.09	to	12.00	2,830,898	1.25%	to	2.00%	0.52%	8.28%	to	9.10%
	2005	470,776	9.25	to	11.08	4,342,885	1.25%	to	2.00%	0.46%	5.66%	to	6.45%
	2004	455,543	8.69	to	10.49	3,950,372	1.25%	to	2.00%	1.04%	13.54%	to	14.40%
MFS Total Return Series Initial Class
	2008	3,734,267	$9.78	to	$11.60	$43,214,390	1.25%	to	2.00%	3.18%	-23.69%	to	-23.11%
	2007	4,776,129	12.82	to	15.09	71,919,271	1.25%	to	2.00%	2.63%	2.14%	to	2.91%
	2006	5,524,507	12.55	to	14.66	80,879,761	1.25%	to	2.00%	2.37%	9.67%	to	10.50%
	2005	6,443,393	11.44	to	13.27	85,397,615	1.25%	to	2.00%	2.01%	0.77%	to	1.53%
	2004	6,572,007	11.35	to	13.07	85,839,429	1.25%	to	2.00%	1.61%	9.10%	to	9.93%
Prudential Jennison Portfolio Class II
	2008	106,163	$6.23	to	$6.35	$667,470	1.25%	to	1.50%	0.07%	-38.49%	to	-38.34%
	2007	117,290	10.13	to	10.30	1,198,839	1.25%	to	1.50%	0.00%	9.89%	to	10.16%
	2006	140,904	9.09	to	9.35	1,309,224	1.25%	to	1.75%	0.00%	-0.40%	to	0.10%
	2005	167,802	9.13	to	9.34	1,561,433	1.25%	to	1.75%	0.00%	12.04%	to	12.60%
	2004	188,143	8.15	to	8.30	1,556,182	1.25%	to	1.75%	0.04%	7.31%	to	7.85%

B-38

The Guardian Separate Account E

NOTES TO FINANCIAL STATEMENTS

December 31, 2008 (continued)

		Unit Outstanding	Unit Values Lowest to Highest			Net Assets in whole $	Expense Ratio(1) Lowest to Highest			Investment Income Ratio(2)	Total Return(3) Lowest to Highest
Van Kampen Life Investment Trust Growth & Income Portfolio Class II	2008	771,309	$9.36	to	$9.84	$7,534,512	1.25%	to	2.00%	1.89%	-33.56%	to	-33.06%
	2007	951,896	14.08	to	14.69	13,913,161	1.25%	to	2.00%	1.41%	0.48%	to	1.24%
	2006	1,061,594	14.01	to	14.51	15,342,843	1.25%	to	2.00%	0.96%	13.67%	to	14.52%
	2005	1,132,136	12.33	to	12.67	14,295,838	1.25%	to	2.00%	0.83%	7.54%	to	8.35%
	2004	1,038,577	11.46	to	11.70	12,113,611	1.25%	to	2.00%	0.68%	11.84%	to	12.69%
Van Kampen Life Investment Trust Government Portfolio Class II	2008	777,132	$11.42	to	$12.01	$9,267,025	1.25%	to	2.00%	4.46%	-0.51%	to	0.24%
	2007	976,896	11.48	to	11.98	11,629,028	1.25%	to	2.00%	4.58%	4.89%	to	5.68%
	2006	1,115,206	10.95	to	11.34	12,578,212	1.25%	to	2.00%	4.49%	1.06%	to	1.82%
	2005	1,347,607	10.83	to	11.13	14,947,979	1.25%	to	2.00%	3.82%	1.22%	to	1.98%
	2004	1,455,290	10.70	to	10.92	15,843,601	1.25%	to	2.00%	4.43%	1.83%	to	2.60%

(1)

These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. These ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

(2)

These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccount invests. The investment income ratio is annualized in the initial year in which units of a product were purchased. For 2008, 2007, 2006, 2005 and 2004, average net assets are based on the net assets calculated on January 1 and each of the twelve month-ends within the year.

(3)

Total returns are not annualized for periods less than a year. These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total returns are calculated for each period indicated or from the effective date through the end of the reporting period.

(4)	Portfolio commenced operations on July 31, 2007.

B-39

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Directors of The Guardian Insurance & Annuity Company, Inc. and the Contract Owners of The Guardian Separate Account E:

In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the investment options listed in Note 1 of The Guardian Separate Account E at December 31, 2008, the results of each of their operations for the year then ended and the changes in each of their net assets for the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of The Guardian Insurance & Annuity Company, Inc. management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of the underlying funds owned at December 31, 2008 by correspondence with the transfer agents of the investee mutual funds, provide a reasonable basis for our opinion.

March 31, 2009

New York, New York

B-40

(This page intentionally left blank.)

B-41

THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.

AND SUBSIDIARIES

The Guardian Insurance & Annuity Company, Inc.

and Subsidiaries

CONSOLIDATED BALANCE SHEETS

	As of December 31,
	2008	2007
	(In millions)
Assets:
Bonds, available for sale, at fair value (amortized cost $1,719 million; $1,719 million, respectively)	$1,610	$1,715
Affiliated mutual funds, available for sale, at fair value (cost $1 million; $15 million, respectively)	1	12
Trading securities, at fair value (cost $20 million; and $17 million respectively)	20	17
Preferred stock, available for sale, at fair value (amortized cost $7 million; $7 million, respectively)	5	7
Policy loans	101	96
Cash and cash equivalents	182	219
Other invested assets	2	2

Total invested assets	1,921	2,068

Deferred policy acquisition costs	349	359
Investment income due and accrued	28	28
Reinsurance recoverable and other	300	49
Accounts receivable	12	14
Current income tax receivable	14	8
Separate account assets	5,386	8,335

Total assets	$8,010	$10,861

Liabilities:
Future policy benefits and other policyholder liabilities	$2,036	$1,861
Due to Guardian Life Insurance Company of America and its affiliates	20	19
Deferred income tax liability	9	56
Accrued expenses and other liabilities	212	128
Separate account liabilities	5,386	8,335

Total liabilities	7,663	10,399

Stockholder’s equity:
Common stock, $125 par value, 20,000 shares authorized, issued and outstanding	2	2
Additional paid-in capital	195	173
Retained earnings	195	289
Accumulated other comprehensive loss, net of deferred taxes	(45)	(2)

Total stockholder’s equity	347	462

Total liabilities and stockholder’s equity	$8,010	$10,861

See notes to consolidated financial statements.

B-42

The Guardian Insurance & Annuity Company, Inc.

and Subsidiaries

CONSOLIDATED STATEMENTS OF INCOME AND COMPREHENSIVE INCOME

	For the Years Ended December 31,
	2008	2007	2006
	(In millions)
Revenues:
Net investment income	$102	$110	$114
Net realized (losses) gains on investments	(42)	6	—
Administrative service fees	219	249	257
Reserve adjustment on reinsurance ceded and other	(13)	(11)	(18)

Total revenues	266	354	353

Benefits and expenses:
Policyholder benefits	91	90	87
Amortization of deferred policy acquisition costs	119	70	96
Other operating costs and expenses	200	182	176

Total benefits and expenses	410	342	359

(Loss) income before income taxes	(144)	12	(6)

Income taxes:
Current (benefit) expense	(28)	3	4
Deferred benefit	(22)	(5)	(9)

Total income tax (benefit) expense	(50)	(2)	(5)

Net (loss) income	(94)	14	(1)

Other comprehensive (loss) income, net of tax:
Change in unrealized investment (losses) gains, net of deferred taxes	(43)	1	1

Comprehensive (loss) income	$(137)	$15	$—

See notes to consolidated financial statements.

B-43

The Guardian Insurance & Annuity Company, Inc.

and Subsidiaries

CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDER’S EQUITY

	Common Stock	Paid in Capital	Accumulated Other Comprehensive Income (Loss)	Retained Earnings	Total Stockholder’s Equity
			(In millions)

Balance, December 31, 2005	$2	$182	$(10)	$296	$470
Comprehensive income:
Net loss	—	—	—	(1)	(1)
Return of capital—transfer of GIS to The Guardian	—	(9)	—	—	(9)
Dividends to parent—transfer of GIS to The Guardian	—	—	—	(13)	(13)
Change in unrealized investment gains, net of deferred taxes	—	—	1	—	1

Balance, December 31, 2006	$2	$173	$(9)	$282	$448
Comprehensive income:
Net income	—	—	—	14	14
Change in unrealized investment gains (losses), net of deferred taxes	—	—	—	—	—
Prior period unrealized gains (losses) on available-for-sale securities (See Note 2)	—	—	7	(7)	—

Balance, December 31, 2007	$2	$173	$(2)	$289	$462
Comprehensive income:
Capital contribution	—	22	—	—	22
Net loss	—	—	—	(94)	(94)
Change in unrealized investment (losses) gains, net of deferred taxes	—	—	(43)	—	(43)

Balance, December 31, 2008	$2	$195	$(45)	$195	$347

See notes to consolidated financial statements.

B-44

The Guardian Insurance & Annuity Company, Inc.

and Subsidiaries

CONSOLIDATED STATEMENTS OF CASH FLOWS

	For the Years Ended December 31,
	2008	2007	2006
	(In millions)
Operating activities:
Net (loss) income	$(94)	$14	$(1)
Adjustments to reconcile net income to net cash provided by (used in) operating activities:
Amortization of premium and accretion of discount	8	9	16
Net realized losses (gains) on investments	58	(5)	—
Deferred federal income taxes, net	(23)	(6)	(8)
Changes in
Trading securities	(12)	(16)	(1)
Deferred policy acquisition costs	50	(15)	12
Investment income due and accrued	—	5	—
Other assets	(76)	23	(10)
Current income taxes (receivable) liability, net	(6)	(11)	(2)
Accounts receivable	2	3	7
Future policy benefits and other policyholder liabilities	67	(161)	34
Due to Guardian Life Insurance Company of America and its affiliates	1	1	(2)
Accrued expenses and other liabilities	84	(9)	13

Net cash provided by (used in) operating activities	59	(168)	58

Investment activities:
Proceeds from investments sold or matured
Bonds	428	753	493
Affiliated mutual funds	—	14	—
Preferred stocks	—	1	—
Investments purchased
Bonds	(459)	(556)	(385)
Affiliated mutual funds	—	(4)	(2)
Transferred from affiliated mutual funds to trading securities	11	—	—
Transfer of GIS to The Guardian	—	—	(6)
Changes in policy loans	(5)	(5)	(7)
Other items, net	—	—	1

Net cash (used in) provided by investing activities	(25)	203	94

Financing activities:
Additions to policyholder contract deposits	117	133	228
Withdrawals from policyholder contract deposits	(210)	(329)	(303)
Additional paid in capital	22	—	—

Net cash (used in) financing activities	(71)	(196)	(75)

Net (decrease) increase in cash and cash equivalents	(37)	(161)	77

Cash and cash equivalents, at beginning of year	219	380	303

Cash and cash equivalents, at end of year	$182	$219	$380

Supplemental disclosure:
Federal income taxes (recovered) paid	$(26)	$1	$(5)

See notes to consolidated financial statements.

B-45

THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.

AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.  ORGANIZATION

The Guardian Insurance & Annuity Company, Inc. (“GIAC” or the “Company”) is a wholly owned subsidiary of The Guardian Life Insurance Company of America (“The Guardian”). The Company, domiciled in the state of Delaware, is licensed to conduct life and health insurance business in all fifty states and the District of Columbia. The Company’s primary business is the sale of variable deferred annuity contracts and variable and term life insurance policies. For variable products, other than 401(k) products, contracts are sold by insurance agents who are licensed by GIAC and are either Registered Representatives of Park Avenue Securities LLC (“PAS”) or other broker dealer firms that have entered into sales agreements with GIAC. The Company’s general agency distribution system is used for the sale of other products and policies.

PAS, a wholly owned subsidiary of the Company, is a registered broker-dealer under the Securities Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority (“FINRA”) and Securities Investor Protection Corporation. PAS is also a registered investment advisor under the Investment Advisers Act of 1940 and was established as a broker dealer during 1999 and has assumed the registered representatives formerly affiliated with Guardian Investor Services LLC (“GIS”), a wholly owned subsidiary of the Company.

GIS is a registered broker-dealer under the Securities Exchange Act of 1934, a member of FINRA, and a registered investment adviser under the Investment Adviser Act of 1940. GIS operates as the distributor and underwriter for GIAC’s variable products. RS Investment Management Co. LLC (“RS Investments”), a subsidiary of GIS, serves as the investment adviser on RS Mutual Fund Family. GIS serves as a sub adviser to the fixed income, asset allocation and index funds and is the sole distributor of the RS funds.

The Company, in agreement with Baillie Gifford Overseas Ltd., has an equity ownership interest in a company—Guardian Baillie Gifford Ltd. (“GBG”)—that is organized as a corporation in Scotland. GBG is registered in both the United Kingdom and the United States to act as an investment sub adviser for the RS International Growth VIP Series (“RSIGS”), the RS Emerging Markets VIP Series (“RSEMS”), RS International Growth Fund (“RSIGF”) and RS Emerging Markets Fund (“RSEMF”). GBG serves as the sole investment sub adviser to these funds. These funds are offered in the U.S. as investment options under certain variable annuity contracts and variable life policies sold by the Company.

The Company has established nineteen insurance separate accounts primarily to support the variable annuity and life insurance products it offers. The majority of the separate accounts are unit investment trusts registered under the Investment Company Act of 1940. Proceeds from the sale of variable products are invested through these separate accounts in certain mutual funds specified by the contractholders. Of these separate accounts, the Company maintains two separate accounts whose sole purpose is to fund certain employee benefit plans of The Guardian (see Note 10).

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The accompanying consolidated financial statements include the accounts of GIAC and its wholly-owned subsidiaries (PAS, GIS and GBG) and those mutual funds in which the Company holds a controlling financial interest. These consolidated financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”). Intercompany balances and transactions have been eliminated.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Some of the key estimates are in the development of policy reserves and deferred policy acquisition costs, including mortality, morbidity, lapse, expense and investment experience. Actual future results could differ from these assumptions and estimates. The Company regularly invests in mortgage-backed securities and other securities subject to prepayment and/or call risk. Significant changes in prevailing interest rates and/or geographic conditions may adversely affect the timing

B-46

The Guardian Insurance & Annuity Company, Inc.

and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(continued)

and amount of cash flows on such securities, as well as their related values. In addition, the amortization of market premium and accretion of market discount for mortgage-backed securities is based on historical experience and estimates of future payment experience underlying mortgage loans. Actual prepayment timing could differ from original estimates resulting in adjustments to asset values and amortization or accretion recorded in future periods.

Investments

Bonds, preferred stocks and affiliated mutual funds are classified as “available for sale” and are carried at estimated fair value. Changes in unrealized gains and losses on investments, net of income tax are included in a separate component of equity, “Accumulated other comprehensive (loss) income.” The investment portfolio is reviewed for investments that may have experienced a decline in value considered to be other-than-temporary. The Company considers several factors in determining if an other-than-temporary decline exists: duration and extent to which the value of the security has been less than cost; financial condition of the issuer; the near term prospects for recovery of the market value of a security; and the intent and ability of the Company to hold the security to allow for an anticipated recovery in value. Impairments that are considered other-than-temporary are included in “Net realized (losses) gains on investments” in the Consolidated Statements of Income and Comprehensive Income.

Trading securities are carried at fair value. Changes in fair value of these securities are reported in “Net realized (losses) gains on investments” in the Consolidated Statements of Income and Comprehensive Income.

Derivative financial instruments are entered into in the normal course of business to reduce the Company’s exposure to fluctuations in foreign currency exchange rates and market volatility. These hedging strategies include the use of futures. Derivative positions are carried at fair value, principally by obtaining quoted market prices. Changes in fair value are reported in “Net realized (losses) gains on investments” in the Consolidated Statements of Income and Comprehensive Income.

Policy loans are stated at unpaid principal balance. The carrying amount approximates fair value since loans on policies have no defined maturity date and reduce the amount payable at death or at surrender of the contract.

Cash and cash equivalents include cash on hand and investments having maturities of three months or less at time of purchase that are stated at amortized cost, which approximates fair value.

Other invested assets consist primarily of the Company’s investment in GBG, which is accounted for under the equity method.

Net realized (losses) gains on investments

Gains and losses on investments are computed using the specific identification method. “Net realized (losses) gains on investments” in the Consolidated Statements of Income and Comprehensive Income include impairments considered other-than-temporary and changes in fair value of trading securities and derivatives.

Deferred policy acquisition costs

The Company follows the guidance in Statement of Position (“SOP”) 05-1, “Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection With Modifications or Exchanges of Insurance Contracts.” SOP 05-1 provides guidance on accounting by insurance enterprises for deferred acquisition costs on internal replacements of insurance and investment contracts other than those specifically described in Statement of Financial Accounting Standards (“SFAS”) No.97.

Costs associated primarily with and vary with the acquisition of new insurance business are deferred to the extent such costs are deemed recoverable from future profits, and are recorded as deferred policy acquisition costs. Such costs include certain commissions, costs of policy issuance and underwriting, and certain variable field office expenses. Deferred policy acquisition costs are subject to recoverability testing at the time of policy issuance and loss recognition testing at the end of each accounting period. Deferred policy acquisition costs for certain products are adjusted for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in “Accumulated other comprehensive (loss) income”.

B-47

The Guardian Insurance & Annuity Company, Inc.

and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(continued)

For variable life and annuity investment-type products, deferred policy acquisition costs are amortized over the shorter of the expected average life of the contracts (estimated to be no greater than twenty-five years). Using a reversion to the mean approach for market returns, gross profits arise principally from investment results, mortality and expense margins and surrender charges as well as expenses and benefit claims based on both actual results and anticipated future experience. The average long term rate of assumed gross investment yield used in estimating expected gross profit was 8% at December 31, 2008. The effect on the amortization of deferred policy acquisition costs of revisions to estimated gross profits is reflected in earnings in the period such estimated gross profits are revised. (see Note 5).

For fixed premium life insurance products, deferred policy acquisition costs are amortized in proportion to anticipated premiums. Assumptions as to anticipated premiums are estimated at the date of policy issue and are consistently applied during the life of the contracts. Deviations from estimated experience are reflected in earnings in the period such deviations occur. For these contracts, the amortization periods are for the estimated life of the policy.

Reinsurance recoverable and other

Reinsurance recoverable and other consists primarily of amount due from reinsurers, deferred, uncollected and unpaid premiums, receivables for service fees and asset derivative.

Accounts receivable

Accounts receivable consist primarily of fees receivable from separate accounts.

Separate account assets and liabilities

Assets and liabilities of the separate accounts represent the net deposits and accumulated net investment earnings less fees, held primarily for the benefit of contractholders and for which the Company does not bear the investment risk. The assets of each account are legally segregated and are not subject to claims that arise out of any other business of the Company. Investment risks associated with market value changes are generally borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain separate account products. The investment results of separate accounts accrue to the policyholders and are not included in the Consolidated Statements of Income and Comprehensive Income. Mortality, policy administration and surrender charges on the accounts are included in “Administrative service fees” in the Consolidated Statements of Income and Comprehensive Income.

Future policy benefits and other policyholder liabilities

The methods and assumptions used to establish the Company’s reserve for future policy benefits and other policyholder liabilities are disclosed in Note 6, “Policyholders’ Liabilities.”

Accrued expenses and other liabilities

Accrued expenses and other liabilities consist primarily of payables to custodians, unearned revenue reserve, outstanding checks, contingent tax liability, reinsurance payables, accrued litigation, minority interest, accrued operating expenses and commissions payable. Minority interest represents interest of minority owners in the consolidated mutual funds in the amount of $3 million at December 31, 2008 and 2007.

Insurance revenue and expense recognition

Insurance revenue and expenses consist of premiums and benefits. Premiums for term life and certain annuity insurance products are recognized as revenue when due and collected. The reserve for future policy benefits has been provided on a net-level premium method based upon estimated investment yields, mortality, and other assumptions which were appropriate at the time the policies were issued. Benefits and expenses are associated with earned premiums so as to result in recognition of profits over the life of the contract. This association is accomplished by the provision for future policy benefits and the deferral and amortization of policy acquisition costs.

Revenues for variable life and for individual and group variable annuity products consist of net investment income, cost of insurance and policy administration and surrender charges that have been earned and assessed against policyholder account balances during the period. Policy benefits and claims that are charged to expense include benefits and claims

B-48

The Guardian Insurance & Annuity Company, Inc.

and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(continued)

incurred in the period in excess of related policy account balances, maintenance costs and interest credited to policyholder account balances. The policyholder account values represent an accumulation of gross premium payments plus credited interest less expense and mortality charges and withdrawals.

Certain annuity contracts, such as those including provisions for guaranteed minimum death benefits, provide the holder a guarantee that the benefit received upon death will be no less than a minimum prescribed amount that is based upon net deposits to the contract, or the highest historical account value on a contract anniversary. The Company has additional annuity contracts that provide the holder guaranteed living benefits that allow the holder to exercise the larger guarantee base when it is beneficial. The Company bears the risk that protracted under-performance of the financial markets could result in guaranteed minimum death or withdrawal benefits being higher than accumulated policyholder account balances. The determination of this liability is based on models which involve numerous estimates and subjective judgments, including those regarding expected market rates of return and volatility, contract surrender rate and mortality experience.

Premiums, benefits and expenses are stated net of reinsurance ceded to other companies. Estimated reinsurance receivables and the cost of reinsurance are recognized over the life of the reinsured policies, using assumptions consistent with those used to account for the underlying policies.

Income taxes

The Company records current and deferred income taxes. Current federal income taxes are charged or credited to operations based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year. Deferred income tax assets and liabilities are recognized based upon the difference between financial statement carrying amounts and the income tax basis of assets and liabilities using enacted income tax rates and laws.

The Company follows the guidance in FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes—an interpretation of FASB Statement No. 109” (“FIN 48”), which clarifies the accounting for uncertainty in tax positions. This Interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of an income tax position taken or expected-to-be taken in a tax return. This Interpretation also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, and additional disclosures.

The Company and PAS are included in The Guardian’s consolidated federal income tax return which includes certain of its domestic insurance and non-insurance subsidiaries. The Internal Revenue Code (the “Code”) limits the amount of non-life insurance losses that may offset the life insurance company taxable income. The consolidated income tax liability is allocated among the members of the group in accordance with a tax allocation agreement. The tax allocation agreement provides that each member of the group is allocated its share of the consolidated tax provision or benefit, determined generally on a separate company basis, but may, where applicable, recognize the tax benefits of net operating losses or capital losses utilizable in the consolidated group. Intercompany tax balances are settled quarterly on an estimated tax basis with a final settlement within 30 days of filing of the consolidated return.

Statutory accounting

Insurance companies domiciled in Delaware are required to prepare statutory basis financial statements in accordance with the new National Association of Insurance Commissioners’ (“NAIC”) Accounting Practices and Procedures manual (“NAIC Codification Accounting Practices”).

Financial statements prepared in accordance with GAAP vary from financial statements prepared on statutory basis (“STAT”) primarily because under STAT: 1) costs related to acquiring business, principally commissions and certain policy issue expenses, are charged to income in the year incurred; 2) life insurance and annuity reserves are based on statutory mortality and interest requirements, without consideration of withdrawals and company experience; 3) life insurance enterprises are required to establish a formula-based asset valuation reserve (“AVR”) by a direct charge to surplus to offset potential investment losses; 4) realized gains and losses resulting from changes in interest rates on fixed income investments are deferred in the interest maintenance reserve (“IMR”) and amortized into investment income

B-49

The Guardian Insurance & Annuity Company, Inc.

and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(continued)

over the remaining life of the investment sold; 5) bonds are carried principally at amortized cost; 6) certain reinsurance transactions are accounted for as reinsurance for statutory purposes and as either financing transactions or as derivatives under GAAP, and assets and liabilities are reported net of reinsurance for statutory purposes and gross of reinsurance for GAAP; 7) certain “non-admitted assets” (uncollected premiums and advances to agent balances) must be excluded under statutory reporting through a charge to surplus, 8) investments in common stock of the Company’s wholly-owned subsidiaries are accounted for using the equity method, where earnings of such subsidiaries are recognized in income only when dividends are declared, 9) annuity and certain insurance premiums are recognized as premium income and 10) gross deferred tax assets (“DTAs”) are not reduced by a valuation allowance; instead, that portion of the DTA not meeting certain criteria is non-admitted and changes in DTAs and deferred tax liabilities are not included in income tax expense or benefit, but are recognized as a separate component of gains and losses in surplus, except to the extent allocated to changes in unrealized gains and losses and 11) investments in affiliated mutual funds where the Company has a controlling interest, are accounted for using the equity method for statutory purposes and are consolidated under GAAP. The effect on the financial statements of the Company from the differences between GAAP and STAT are material to the Company and are disclosed in Note 9.

Recent Accounting Pronouncements

In December 2007, the FASB issued SFAS No. 141(R), “Business Combinations”, a revision of SFAS No. 141, “Business Combinations”. The revised SFAS retains the fundamental requirements in SFAS No. 141, which requires the acquisition method of accounting for business combinations. SFAS 141(R) broadens the scope of SFAS 141 and changes how the acquisition method is applied. Areas of significant change include acquisition costs, restructuring costs, contingencies, noncontrolling interest and the definition of a business. The guidance in this Statement is to be applied on a prospective basis to transactions consummated after the effective date of this Statement. This Statement is effective for fiscal years beginning after December 15, 2008 and will be adopted by the Company in 2009. In conjunction with the issuance of SFAS 141(R), the FASB issued SFAS No. 160, “Noncontrolling Interests in Consolidated Financial Statements”, in December 2007. The SFAS changes the name of “minority interests” to “noncontrolling interests” and requires it to be recorded as a component of equity thereby removing diversity in practice of recording minority interest as either a liability or mezzanine equity. Under SFAS No. 160, changes in ownership interest are recorded as equity transactions unless a subsidiary is deconsolidated. This Statement is effective for fiscal years beginning after December 15, 2008 and will be adopted by the Company in 2009. The adoption of this guidance is not expected to have a material impact on the Company’s consolidated financial statements.

In March 2008, the FASB issued SFAS 161, “Disclosures about Derivative Instruments and Hedging Activities”. This Statement requires enhanced disclosures about an entity’s derivative and hedging activities in order to improve the transparency of the Company’s financial reporting of these financial instruments. The Statement is effective for financial statements issued for fiscal years beginning after November 15, 2008, and will be adopted by the Company in 2009. This Statement encourages, but does not require, comparative disclosures for earlier periods at initial adoption. The adoption of this guidance is not expected to have a material impact on the Company’s consolidated financial statements.

In February 2008, the FASB issued FSP FAS 140-3, “Accounting for Transfers of Financial Assets and Repurchase Financing Transactions.” The FSP provides recognition and derecognition guidance for a repurchase financing transaction, which is a repurchase agreement that relates to a previously transferred financial asset between the same counterparties, which is entered into contemporaneously with or in contemplation of, the initial transfer. The FSP is effective for fiscal years beginning after November 15, 2008 and is to be applied prospectively to new transactions entered into after the adoption date and will be adopted by the Company in 2009. The Company is currently assessing the impact of this Statement on the Company’s consolidated financial statements.

As of January 1, 2008, the Company adopted SFAS No. 157, “Fair Value Measurements” (“SFAS No. 157”), which was issued by the FASB in September 2006. The Company also adopted on January 1, 2008 the SFAS 157 related FASB Staff Positions (“FSPs”) described in Note 4. For financial statement elements currently required to be measured at fair value, SFAS 157 redefines fair value, establishes a framework for measuring fair value under GAAP and enhances disclosures about fair value measurements. SFAS No. 157 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. SFAS

B-50

The Guardian Insurance & Annuity Company, Inc.

and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(continued)

157 establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value into three broad levels (“Level 1, 2, and 3”). The Company applied the provisions of SFAS 157 prospectively to financial assets and financial liabilities that are required to be measured and disclosed at fair value under GAAP. See Note 4 for additional information regarding the effects of applying SFAS 157.

Effective January 1, 2008, the Company adopted FSP No. FIN 39-1, Amendment of FASB Interpretation No. 39 (“FSP 39-1”). FSP 39-1 amends FASB interpretation No. 39, Offsetting of Amounts Related to Certain Contracts (“FIN 39”), to permit a reporting entity to offset fair value amounts recognized for the right to reclaim cash collateral (a receivable) or the obligation to return cash collateral (a payable) against fair value amounts recognized for derivative instruments executed with the same counterparty under the same master netting arrangement that have been offset in accordance with FIN 39. FSP 39-1 also amends FIN 39 for certain terminology modifications. Upon adoption of FSP 39-1, the Company did not change its accounting policy of not offsetting fair value amounts for derivative instruments under master netting arrangements.

Effective December 31, 2008, the Company adopted FSP No. EITF 99-20-1 (“FSP 99-20-1”), Amendments to the Impairment Guidance of EITF Issue No. 99-20. FSP 99-20-1 amends the impairment guidance in EITF No. 99-20, Recognition of Interest Income and Impairment on Purchased Beneficial Interests and Beneficial Interests That Continue to Be Held by a Transferor in Securitized Financial Assets to be more consistent with the impairment guidance contained in FAS 115, Accounting for Certain Investments in Debt and Equity Securities. FSP 99-20-1 also retains and emphasizes the objective of an other than-temporary impairment assessment and the related disclosure requirements in FASB Statement No. 115. The adoption of FSP 99-20-1 did not have a material impact on the Company’s consolidated financial statements.

Assessments:

Most of the jurisdictions in which the Company is licensed to transact business require life insurers to participate in guaranty associations which are organized to pay contractual benefits pursuant to insurance policies issued by impaired, insolvent or failed life insurers. These associations levy assessments, up to prescribed limits, on all member insurers in a particular state on the basis of the proportionate share of the premiums written by member insurers in the line of business in which the impaired, insolvent or failed life insurer is engaged. Some states permit member insurers to recover assessments through full or partial premium tax offsets. The Company will recognize a liability and expense when assessments are levied or when it is reasonably probable that a liability has been incurred and it can be reasonably estimated.

Revisions

The Company identified the following revisions that warrant disclosure.

In 2008, the Company correctly reflected certain fee income and related deferrals, which had previously been reported as “Premiums” and reductions to “Policyholder benefits” and “Other operating costs and expenses”, as “Administrative service fees” in the 2007 and 2006 Consolidated Statements of Income and Comprehensive Income. To conform prior years to the current year presentation, such items have been revised in the 2007 and 2006 consolidated Statements of Income and Comprehensive Income. Total revenues and expenses were each decreased by a net amount of $14 million in 2007 and increased by net amount of $4 million in 2006. There was no effect on the Company’s earnings or stockholder’s equity. The revisions to the Company’s Consolidated Statements of Income and Comprehensive Income does not impact the Company’s previously reported Consolidated Balance Sheets, or Consolidated Statements of Changes in Stockholder’s Equity or Consolidated Statements of Cash Flows.

A correction in unrealized investment gains (losses) from prior periods related to available-for-sale securities was made in 2007, resulting in an adjustment to decrease Retained Earnings by $7 million and increase Accumulated Other Comprehensive Income (AOCI) by $7 million in the 2007 Consolidated Statements of Changes in Stockholder’s Equity. The revision had no effect on the Company’s total Stockholder’s Equity at December 31, 2007. There were no such adjustments for 2008.

B-51

The Guardian Insurance & Annuity Company, Inc.

and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(continued)

3.  INVESTMENTS

Securities

The following tables provide additional information relating to the cost basis and estimated fair value of bonds, preferred stock and affiliated mutual funds as of December 31:

December 31, 2008	Amortized Cost / Cost	Gross Unrealized		Estimated Fair Value
		Gains	(Losses)
	(In millions)
U.S. Government	$4	$1	$—	$5
All other Government	7	—	—	7
Special Revenue	7	—	—	7
Public Utilities	230	1	(10)	221
Industrial and Miscellaneous	1,471	8	(109)	1,370

Total Bonds	$1,719	$10	$(119)	$1,610

Preferred Stocks	$7	$—	$(2)	$5

Affiliated Mutual Funds	$1	$—	$—	$1

December 31, 2007	Amortized Cost / Cost	Gross Unrealized		Estimated Fair Value
		Gains	(Losses)
	(In millions)
U.S. Government	$4	$—	$—	$4
All other Government	13	—	—	13
Special Revenue	14	—	—	14
Public Utilities	230	3	(1)	232
Industrial and Miscellaneous	1,458	12	(18)	1,452

Total Bonds	$1,719	$15	$(19)	$1,715

Preferred Stocks	$7	$—	$—	$7

Affiliated Mutual Funds	$15	$—	$(3)	$12

The amortized cost and estimated fair value of bonds at December 31, 2008 by contractual maturity are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations.

	Amortized Cost	Estimated Fair Value
	(In millions)
Due in one year or less	$325	$322
Due after one year through five years	1,069	998
Due after five years through ten years	167	149
Due after ten years	71	61
Sinking fund bonds, mortgage backed securities and asset backed securities	87	80

Total	$1,719	$1,610

Proceeds from the sales and maturities of bonds amounted to $428 million, $753 million and $493 million in 2008, 2007 and 2006, respectively. Gross gains of $1 million, $3 million and $3 million and gross losses of $16 million, $2 million and $2 million were realized on sales and prepayments of bonds in 2008, 2007 and 2006, respectively.

B-52

The Guardian Insurance & Annuity Company, Inc.

and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(continued)

In 2007, proceeds of affiliated mutual funds and gross gains realized on the sale amounted to $14 million and $6 million, respectively (see Note 10). In 2008 and 2006, there were no sales of affiliated mutual funds.

In 2007, proceeds from sales of preferred stocks and gross gains realized on the sale amounted to $1 million and $0.2 million, respectively. There were no sales of preferred stocks in 2008 and 2006.

Unrealized losses:

The gross unrealized losses and fair value, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position, at December 31, 2008 and 2007, were as follows:

December 31, 2008	Less than 12 months		12 months or more		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
	(In millions)
Public Utilities	$145	$(6)	$19	$(4)	$164	$(10)
Industrial and Miscellaneous	870	(69)	182	(40)	1,052	(109)

Total Bonds	1,015	(75)	201	(44)	1,216	(119)

Preferred Stocks	1	(2)	—	—	1	(2)

Total temporarily impaired securities	$1,016	$(77)	$201	$(44)	$1,217	$(121)

December 31, 2007	Less than 12 months		12 months or more		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
	(In millions)
All Other Government	$3	$—	$6	$—	$9	$—
Special Revenue	—	—	9	—	9	—
Public Utilities	38	—	75	(1)	113	(1)
Industrial and Miscellaneous	326	(6)	355	(12)	681	(18)

Total Bonds	367	(6)	445	(13)	812	(19)

Affiliated Mutual Funds	12	(3)	—	—	12	(3)

Total temporarily impaired securities	$379	$(9)	$445	$(13)	$824	$(22)

The Company’s investment portfolio includes individual securities that are in an unrealized loss position and have not been recognized as other than temporary impairments. There were one hundred eleven securities in an unrealized loss position for greater than 12 months with a book value of $245 million and a fair value of $201 million as of December 31, 2008.

In reaching the conclusion that these impairments are not other-than-temporary, management considered many factors including: duration and severity of impairment, cash flow, investment sector stability, credit worthiness, financial condition of issuer, and intent and ability to hold to allow for recovery in value. The Company continually monitors its investment portfolios for performance, credit issues and risk exposures. By using a variety of measurements and credit analysis derived from both internal and external sources, the Company tracks the risk exposure the portfolios have to market events such as the credit deterioration in the non-prime and sub-prime mortgage market. The Company has determined that it has minimal exposure and has not taken any impairment on assets contained in its portfolios due to credit deterioration in the non-prime and sub-prime mortgage market. The Company does not hold investments in collateralized debt obligations (CDOs) or collateralized loan obligations (CLOs). The Company does hold a small amount of asset-backed securities (ABS) with sub-prime mortgage exposure. The carrying amounts of these investments were $2 million, approximately 0.1% of the Company’s investment portfolio, as of December 31, 2008.

B-53

The Guardian Insurance & Annuity Company, Inc.

and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(continued)

Derivative Financial Instruments

The Company offers certain variable annuity products with a guaranteed minimum withdrawal benefit (“GMWB”). In order to minimize the volatility associated with the GMWB, the Company has established a hedge strategy to manage this risk. The Company hedges its GMWB exposures using Standard and Poors (“S&P”) 500 and US Treasury futures contracts. The Company held contracts purchased to hedge the GMWB exposures of $115 million and $23 million as of December 31, 2008 and 2007, respectively. For the years ended December 31, 2008 and 2007, net realized capital (losses) gains included the change in the market value of both the value of the embedded derivative related to the GMWB liability and the related derivative contracts purchased as economic hedges. There was a gain of $17 million in 2008, no gains or losses in 2007 and a loss of $1 million in 2006. In 2007, GIAC entered into a derivative transaction with a reinsurance company that obligates the reinsurance company to reimburse GIAC for 90% of its claims resulting from the GMWB business reinsured to Swiss Re Life & Health America Inc., eliminating the hedge investments for that portion of the business. The derivative transaction is considered reinsurance under US Statutory accounting.

Special Deposits

Assets of $4 million at December 31, 2008 and 2007, respectively, were on deposit with governmental authorities or trustees as required by certain insurance laws. These amounts are included in “Bonds” in the Consolidated Balance Sheets.

Repurchase Agreements

The Company enters into repurchase agreements whereby securities will be resold at a specified date and price. Assets of $25 million and $11 million are included in the Consolidated Balance Sheets as cash and cash equivalents as of December 31, 2008 and 2007, respectively, and are subject to repurchase. The Company’s policy requires a minimum of 102% of the fair value of the borrowed securities as collateral, calculated on a daily basis, in the form of either cash or securities.

Investment Income and Investment Gains and Losses

Net investment income arose from the following sources for the years ended December 31:

	2008	2007	2006
	(In millions)
Bonds	$93	$91	$95
Affiliated mutual funds and trading securities	1	1	4
Policy loans	6	5	5
Cash and cash equivalents	4	16	13
Other	1	—	—

Gross investment income	105	113	117
Less: investment expenses	(3)	(3)	(3)

Net investment income	$102	$110	$114

Net realized (losses) gains on investments for the years ended December 31 were from the following sources:

	2008	2007	2006
	(In millions)
Bonds	$(22)	$1	$—
Affiliated mutual funds and trading securities	(12)	8	1
Other	(8)	(3)	(1)

Net realized (losses) gains on investments	$(42)	$6	$—

B-54

The Guardian Insurance & Annuity Company, Inc.

and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(continued)

The Company recorded losses for investments that have experienced a decline in value considered to be other-than-temporary in the amount of $8 million at December 31, 2008 and $1 million for each of the years ended December 31, 2007 and 2006.

Unrealized Investment (Losses) Gains

Net unrealized investment (losses) gains on securities available for sales are included as part of Accumulated Other Comprehensive Loss, net of deferred taxes. Changes in this amount include reclassification adjustments to avoid double- counting in comprehensive income items that are included as part of net income for a period that also had been part of “Other comprehensive (loss) income, net of tax” in earlier periods.

The amounts for the years ended December 31, 2008, 2007 and 2006 were as follows:

	Unrealized Gains (Losses) on Investments	Impact of Unrealized Gains (Losses) on Deferred Policy Acquisition Costs	Deferred Income Tax (Liability) Benefit	Accumulated Other Comprehensive Income (Loss) Related to Net Unrealized Investment Gains (Losses)
	(In millions)
Balance, December 31, 2005	$(18)	$3	$5	$(10)
Net unrealized investments gains (losses) on investments arising during period	(16)	—	5	(11)
Reclassification adjustments for (gains) losses included in net income	18	—	(6)	12
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs	—	—	—	—

Balance, December 31, 2006	(16)	3	5	(9)
Net unrealized investments gains (losses) on investments arising during period	34	—	(12)	22
Reclassification adjustments for (gains) losses included in net income	(30)	—	11	(19)
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs	—	(4)	1	(3)
Prior period unrealized losses on available- for-sale securities (See Note 2)	7	—	—	7

Balance, December 31, 2007	(5)	(1)	5	(2)
Net unrealized investments (losses) gains on investments arising during period	(99)	—	35	(64)
Reclassification adjustments for (gains) losses included in net income	(8)	—	3	(5)
Impact of net unrealized investment losses (gains) on deferred policy acquisition costs	—	40	(14)	26

Balance, December 31, 2008	$(112)	$39	$29	$(45)

B-55

The Guardian Insurance & Annuity Company, Inc.

and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(continued)

4.  FAIR VALUE OF FINANCIAL INSTRUMENTS

As of January 1, 2008, the Company adopted SFAS No. 157, “Fair Value Measurements.” This statement defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements as seen below. The adoption of SFAS No. 157 does not require any new fair value measurements.

During 2008 three FASB Staff Positions (“FSP”) were issued to further clarify the guidance contained within SFAS No. 157. FSP 157-1, effective January 1, 2008, provides a scope exception for lease classification and measurement under SFAS No. 13. The application of this FSP had no impact on the Company’s financial statements.

Additionally, on January 1, 2008, the Company elected a partial adoption of SFAS No. 157 under the provisions of FASB Staff Position (“FSP”) FAS 157-2 which allows an entity to delay the application of this statement for certain non-financial assets and liabilities until January 1, 2009. These non-financial assets and liabilities include those fair value measurements used in the impairment testing of goodwill and indefinite-lived intangible assets and eligible non-financial assets and liabilities included within a business combination.

Effective September 30, 2008, the Company applied FSP 157-3 which provides guidance on how a company’s internal cash flow and discount rate assumptions should be considered in the measurement of fair value when relevant market data does not exist, how observable market information in an inactive market affects fair value measurement and how the use of market quotes should be considered when assessing the relevance of observable and unobservable inputs available to measure fair value. The application of this FSP did not have a material impact on the Company’s financial statements.

As of January 1, 2008, the Company also adopted SFAS No. 159, “The Fair Value Option for Financial Asset and Financial Liabilities.” This statement provides an option, on specified election dates, to report selected financial assets and liabilities, including insurance contracts at fair value. Subsequent changes in fair value of financial instruments that the Company elects to report at fair value are reported in income in the current reporting period. The adoption of SFAS No. 159 did not impact the consolidated financial statements as the Company did not elect to fair value any additional financial instruments at the adoption date or during the subsequent reporting period.

SFAS No. 157 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Fair value measurements are based on observable and unobservable inputs. Observable inputs reflect market data obtained from independent sources, while unobservable inputs reflect the Company’s view of market assumptions based on internally developed data in the absence of observable market information. SFAS No. 157 requires entities to maximize the use of observable inputs and minimize the use of unobservable inputs when determining the fair value of an asset or liability. The statement classifies all assets and liabilities carried or disclosed at fair value in one of the following three categories:

Level 1—inputs are quoted market prices available in active markets for identical assets or liabilities on the reporting date. Assets included in this category include U.S. Treasury securities and derivative instruments traded on an exchange and certain mutual funds whether held directly by the general account of the Company or by a separate account.

Level 2—inputs are quoted prices for similar instruments in active markets, quoted prices for identical or similar instruments in markets that are not active and model derived valuations whose inputs are observable or whose significant value drivers are observable. These types of instruments include fixed maturity instruments, preferred stocks and certain investments in mutual funds in which the fund holds instruments that are not actively traded.

Level 3—inputs are unobservable where there is little or no market activity for the asset or liability and the Company makes estimates and assumptions based on internally derived information. Instruments held in this category include mortgage loans, embedded derivatives such as GMWB riders and their corresponding reinsurance contracts and private placement securities.

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The Guardian Insurance & Annuity Company, Inc.

and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(continued)

The following table summarizes the Company’s financial instruments carried at fair value by the SFAS No. 157 fair value hierarchy levels.

	As of December 31, 2008
	Level 1	Level 2	Level 3	Total Fair Value	Carrying Amount

	(In millions)
Assets
Investments:
Available-for-sale securities:
Bonds	$5	$1,558	$47	$1,610	$1,610
Preferred stocks and affiliated mutual funds	1	5	—	6	6
Trading securities	17	3	—	20	20
Derivative instruments	—	—	183	183	183
Separate account assets	3,807	1,567	12	5,386	5,386

Total Assets	$3,830	$3,133	$242	$7,205	$7,205

Liabilities
Derivative instruments	$—	$—	$214	$214	$214

Total Liabilities	$—	$—	$214	$214	$214

The Company obtains the fair value of financial instruments held in its portfolio, which are measured at fair value, either in the consolidated financial statements or the notes to the consolidated financial statements from a number of sources. These sources include published market quotes for active market exchange traded instruments, third party pricing vendors, investment banks which are lead market makers in certain markets, broker quotes and the use of internal valuation models that use market observable inputs when available and Company derived inputs when external inputs are not available or deemed to be inaccurate.

Bonds, preferred stocks, affiliated mutual funds and trading securities are valued based on quoted prices from active markets when available (Level 1). When the Company cannot obtain a quoted market price directly it relies on values provided by a third party pricing vendor. This is the pricing source for the majority of the Company’s security investments.

The pricing vendor values these securities using market inputs, including benchmark yields, reported trades, broker-dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data. In addition, market indicators, industry and economic events are monitored and further market data is acquired if certain triggers are met. For certain security types, additional inputs may be used, or some of the inputs described above may not be applicable. For broker-quoted only securities, quotes from market makers or broker-dealers are obtained from sources recognized to be market participants. In order to validate the pricing information and broker-dealer quotes, where possible, procedures performed by management include comparisons with similar observable positions, comparisons with subsequent sales, and discussions with brokers as well as observations of general market movements for those asset classes. Pricing provided by the third party pricing vendor is generally considered to be a (Level 2). The Company’s Investment Division portfolio managers, for each asset sector, review the values assigned by the pricing vendor for reasonableness. If the portfolio manager has an issue with a price a discussion will take place with the pricing vendor. If the portfolio manager still does not agree with the pricing provided by the pricing vender, the value determined by the Company’s portfolio manager will be reported as a (Level 3).

Fair values for private placement securities are estimated using internal pricing models or independent broker quotations. The internal pricing models use both observable and unobservable inputs and consider the current market spreads between the U.S. Treasury yield curve and corporate bond yield curve, adjusted for the type of issue, its current credit quality and its remaining average life. Observable inputs include the U.S. Treasury yield curve and market yields obtained from a third party investment banker who is active in the secondary market. Unobservable inputs include Company derived credit rating when the instrument is not rated by a National Recognized Securities Rating Organization such as Standard & Poor or Moody’s rating agencies. Private placement securities that are valued using

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(continued)

observable inputs are considered to be a level 2. If unobservable inputs have a material impact on the valuation of the private placement security it is a level 3.

Derivative Instruments are valued through the use of quoted market prices for exchange-traded derivatives (Level 1), third party pricing model and a third party pricing service for over-the-counter (“OTC”) traded derivatives (Level 2). Certain annuity contracts contain guaranteed withdrawal benefits, which are considered embedded derivatives under FAS No. 133. These guarantees or riders, as they are referred, are partially reinsured by an authorized third party reinsurance company. These reinsurance contracts are also considered derivative instruments under FAS No. 133. Both the riders and the reinsurance contracts are considered a (Level 3) due to the use of unobservable inputs that have a significant effect on the pricing of these instruments.

The third party pricing model used to determine fair value, when quoted market values are not available, is based on market standard valuation methodologies and inputs that are assumed to be consistent with what market participants would use when pricing the instruments. The significant inputs to the pricing models for most over-the-counter derivatives are inputs that are observable in the market or can be derived principally from or corroborated by observable market data. Significant observable inputs include: interest rates, foreign currency exchange rates, interest rate curves, credit curves and volatility.

The methodology used by the third party pricing service for derivative investments is the same as that described above under the Bonds, preferred stocks, affiliated mutual funds and Trading Securities section.

The fair value of the riders associated with certain annuity products and corresponding reinsurance contracts are estimated by the Company’s actuaries. The fair value for these instruments is estimated using the present value of future benefits minus the present value of future fees using actuarial and capital market assumptions related to the projected cash flows over the expected lives of the contracts. Significant observable inputs used in the calculation of fair value include market volatilities and swap curves derived or obtained from public sources. Unobservable Company specific inputs include mortality assumptions, estimates of withdrawals, and lapse assumptions. The significant use of unobservable inputs causes these derivatives to be classified as level 3.

Separate Account Assets—The Company sponsors Separate Accounts that support certain products that it sells. The separate accounts invest in various mutual funds managed by RS Investment Management Co., an affiliated company, and unaffiliated third parties. The fair value of the mutual funds is based upon the reported net asset values (“NAVs”) as provided by the fund manager. The Fair Value Hierarchy level of the separate account assets is based on the underlying holdings of the respective mutual funds. The Company’s management reviews the holdings of each mutual fund in order to determine the level those investments should be reported. Generally, stock investments by the fund are considered a (Level 1), bond investments by the fund are considered a (Level 2) and all other types of investments made by the fund are reported as a (Level 3).

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(continued)

The following table summarizes changes to the Company’s financial instruments carried at fair value and classified as a (Level 3) in the fair value hierarchy.

	As of December 31, 2008

	Beginning Fair Value	Items included in earnings, net	Gains (losses) in OCI	Purchases/ issuances and sales/ settlements, net	Transfers into/ (out of) Level 3	Ending Fair Value	Changes in unrealized gains (losses) in earnings due to assets/ liabilities still held

	(In millions)
Assets
Investments:
Available-for-sale securities:
Bonds	$151	$(7)	$—	$(18)	$(79)	$47	$—
Preferred stocks and affiliated mutual funds	—	—	—	—	—	—	—
Trading securities	—	—	—	—	—	—	—
Derivative instruments	12	118	—	53	—	183	—
Separate account assets	40	—	(11)	(5)	(12)	12	(11)

Total Assets	$203	$111	$(11)	$30	$(91)	$242	$(11)

Liabilities
Derivative instruments	13	131	—	70	—	214	—

Total Liabilities	13	131	—	70	—	214	—

Total net	$190	$(20)	$(11)	$(40)	$(91)	$28	$(11)

5.  DEFERRED POLICY ACQUISITION COSTS

The balances of and changes in deferred policy acquisition costs (“DAC”) as of and for the years ended December 31, were as follows:

	2008	2007
	(In millions)
Balance, beginning of year	$359	$347
Capitalization of deferrable expenses	44	59
Amortization	(119)	(70)
Change in unrealized investment losses (gains), net	40	(4)
Interest on DAC	25	27

Balance, end of year	$349	$359

During 2008, the Company refined the mean reversion policy in light of the recent market conditions. The refinement of the mean reversion policy resulted in an $8 million decrease in DAC. There were no such changes in 2007. Deferred policy acquisition costs were also adjusted for the impact of unrealized gains and losses in investments as if those gains and losses had been realized. Due to the market conditions, DAC increased by $40 million and decreased by $4 million due to the increase and decrease in unrealized gains and losses in 2008 and 2007, respectively.

In September 2005, AcSEC issued Statement of Position (“SOP”) 05-1, “Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection With Modifications or Exchanges of Insurance Contracts.” SOP 05-1 provides guidance on accounting by insurance enterprises for deferred acquisition costs on internal replacements of insurance

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(continued)

and investment contracts other than those specifically described in SFAS No.97. The SOP defines an internal replacement as a modification in product benefits, features, rights, or coverage that occurs by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract. This SOP is effective for internal replacements occurring in fiscal years beginning after December 15, 2006. The Company adopted SOP 05-1 on January 1, 2007 and there was no impact to retained earnings as of January 1, 2007.

6.  POLICYHOLDERS’ LIABILITIES

The balances of future policy benefits and policyholders’ account balances and separate account liabilities at December 31 were follows:

	2008	2007
	(In millions)
Future policy benefits and policyholder account balances
Future policy benefits
Annuities	$490	$490

Future policy benefits	490	490

Policyholders’ account balances
Individual annuities	1,336	1,178
Group annuities	84	78
Variable life	126	115

Policyholders’ account balances	1,546	1,371

Total future policy benefits and policyholders’ account balances	$2,036	$1,861

Separate account liabilities
Individual annuities	3,435	5,212
Group annuities	1,551	2,485
Variable life	400	638

Total separate account liabilities	$5,386	$8,335

The following table highlights the key assumptions generally utilized in calculating liabilities for future policy benefits:

Product	Mortality	Interest Rate	Estimation Method
Immediate annuities with life contingency fixed and variable	SA, 1971, 1983a, A2000 mortality tables with certain modifications	5.50%	Present value of expected future payments based on historical experience
Immediate annuites without life contingency fixed and variable	None	4.50% to 7.00%	CARVM (the greatest present value of the future guaranteed benefits as described in Acturial Guidelines 33)

Premium deficiency reserves are established, if necessary, when the liability for future policy benefits plus the present value of expected future gross premiums are determined to be insufficient to provide for expected future policy benefits and expenses and to recover any unamortized policy acquisition costs. The Company had no premium deficiency reserves as of December 31, 2008 and 2007.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(continued)

Policyholders’ account balances for investment-type contracts represent an accumulation of gross premium payments plus credited interest less withdrawals, expenses and mortality charges. The carrying value approximates fair value.

Certain contract provisions that determine the policyholders’ account balances were as follows:

Product	Credited Fixed Interest Rates	Withdrawal/Surrender Charges
Individual annuities	3.05% to 6.00%	Declining to zero over 4 to 7 years.
Group annuities	2.45% to 4.80%	Contractually agreed upon rates, declining to zero over a maximum of 9 years.
Variable life	3.30% to 4.00%	Declining to zero over 10 to 15 years.

Guaranteed Minimum Benefits

The Company issues variable annuity contracts with guaranteed death and living benefits. For guarantees of amounts in the event of death, the net amount at risk is defined as the current Guaranteed Minimum Death Benefit (“GMDB”) in excess of the current account balance at the Consolidated Balance Sheet date. The Company also issues various guaranteed living benefits: for the Guaranteed Minimum Income Benefit (“GMIB”), which guarantees a base level of lifetime income at annuitization, the net amount at risk is the value of the lifetime annuity in excess of the current account balance; for the GMWB, which guarantees systematic withdrawal of one’s investment and certain designs allow withdrawals to continue for life even if account balances become equal to zero, the net amount at risk is defined as the guaranteed remaining balance in excess of the current account balance; for the Guaranteed Minimum Accumulation Benefit (“GMAB” or “LBR”), which guarantees the return of investment on the maturity date, the net amount at risk is the amount invested in excess of the current account balance at the Consolidated Balance Sheet date.

The following chart provides the account value and net amount at risk of the contractholders at December 31, 2008 and 2007 for GMDB, GMIB, GMAB and GMWB (in millions, except Average Age):

	2008			2007
	Account Value	Net Amount at Risk	Average Age	Account Value	Net Amount at Risk	Average Age
GMDB	$4,006	$791	62	$5,867	$100	61
GMIB	97	50	57	151	—	56
GMAB	67	—	61	102	—	61
GMWB	827	282	60	790	3	60

GMDB

The Company issues certain variable annuity contracts with GMDB features that guarantee either:

a)	Return of deposits; the benefit is the greater of current account value or premiums paid (adjusted for withdrawals).

b)	Ratchet: the benefit is greatest of the current account value, premiums paid (adjusted for withdrawals), or the highest account value on any contractually specified anniversary up to contractually specified ages (adjusted for withdrawals).

c)	Combination Rollup/Ratchet: the benefit is greatest of the current account value, premiums paid increased with 3% simple interest each year (adjusted for withdrawals), or the highest account value on any contractually specified anniversary up to contractually specified ages (adjusted withdrawals).

The GMDB liability is $10 million and $2 million as of December 31, 2008 and 2007, respectively, and is determined by estimating the expected value of death benefits in excess of the projected account balance, under a range of stochastic return scenarios, and recognizing the excess ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised.

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and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(continued)

The following assumptions and methodology were used to determine the GMDB liability at December 31, 2008:

•	Data used was based on 100 investment performance scenarios selected to represent 1,000 stochastically generated investment performance scenarios.

•	Mean investment performance assumption was 8.5%.

•	Volatility assumption was 14%.

•	Mortality was assumed to be 100% of the Annuity 2000A table with a 50/50 male/female blend using the pivot age of 65.

•

The base annual lapse rate used in the Company’s analysis was 13%. For the contracts, where the ratio of GMDB to the Account Value is greater than 100%, but less than 120%, the Company assumed a lapse rate equal to 90% of the base annual lapse rate. For the contracts where the GMDB to the Account Value exceeds 120%, the Company assumed a lapse ratio of 70% of the base annual lapse rate.

•	Interest rate for present value calculations was 6.5%.

GMDB benefits incurred and paid amounted to $11 million and $10 million in 2008, $1 million and $2 million in 2007 and $1 million and $2 million in 2006, respectively, and are recorded in “Policyholder benefits” in the Company’s Consolidated Statements of Income and Comprehensive Income.

GMAB

The GMAB liabilities, determined by accumulating the total assessments to date for contracts inforce as of the Consolidated Balance Sheet date, were $1 million as of December 31, 2008 and 2007, and is recorded in the “Future policy benefits and other policyholder liabilities” in the Company’s Consolidated Balance Sheets. The underlying account value for GMAB equals $67 million as of December 31, 2008 compared to $102 million in 2007. Due to 10 year waiting periods, there are no paid and incurred benefits for GMAB at December 31, 2008 and 2007.

GMIB

The Company also issues certain variable annuity contracts with GMIB features which provide a guarantee base that increases by the greater of a 5% roll-up rate or the contract anniversary account value. This base can only be accessed in duration 10 or later in the form of a payout annuity.

The GMIB liabilities, determined by accumulating the total assessments to date for contracts inforce as of the Consolidated Balance Sheet date, were $4 million and $2 million as of December 31, 2008 and 2007, respectively and is recorded in the “Future policy benefits and other policyholder liabilities” in the Company’s Consolidated Balance Sheets. Due to 10 year waiting periods, there are no paid and incurred benefits for GMIB at December 31, 2008 and 2007.

GMWB

The Company issues certain variable annuity contracts with guaranteed minimum withdrawal benefit features that guarantee an annual withdrawal benefit up to a Guaranteed Withdrawal Amount (“GWA) until the Guaranteed Withdrawal Benefit (“GWB”) is depleted, even if the Accumulation Value is reduced to zero through a combination of market declines and withdrawals. The GMWB represents an embedded derivative under SFAS 133, “Accounting for Derivative Instruments and Hedging Activities,” which is reported separately from the host variable annuity contract. It is carried at fair value and reported in the “Future policy benefits and other policyholder liabilities” on the Consolidated Balance Sheets. The fair value of the GMWB obligations is calculated based on actuarial assumptions related to the projected cash flows, including benefits and related contract charges, over the lives of the contracts, incorporating expectations concerning policyholder behavior.

The following assumptions and methodology were used to estimate the fair value of the GMWB liability at December 31, 2008:

•	The liability is defined as the present value of claims minus the present value of valuation premiums.

•	Each policy is modeled using 1,000 stochastic scenarios using MG-Hedge software.

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and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(continued)

•	The S&P volatility assumption is extracted from the Morgan Stanley report of implied volatilities, for the first 5 years and then grades to a long term assumption of 17%.

•	The swap curve as of the last day of the quarter is used.

•	85% of annuity 2000 mortality table with 0.8% mortality improvement.

•	A dynamic lapse function is used to decrease lapses when the option is in the money.

Because of the dynamic and complex nature of these cash flows, stochastic techniques under a variety of market return scenarios and other prudent estimate assumptions are used. Estimating these cash flows involves numerous estimates and subjective judgments, including those regarding expected market rates of return, market volatility, correlations of market returns and discount rates.

As of December 31, 2008 and 2007, the SFAS 133 liability is $214 million and $13 million, respectively, and is reported in the “Future policy benefits and other policyholder liabilities” in the Consolidated Balance Sheets. The SFAS 133 liability relates to annuities with an account value of $827 million and $790 million and a GWB of $1,109 million and $772 million at December 31, 2008 and 2007, respectively.

Changes in the fair value of the SFAS 133 liability resulted in losses amounting to $201 million, $12 million and $1 million at December 31, 2008, 2007 and 2006 respectively and is recorded in “Net realized (losses) gains on investments” in the Company’s Consolidated Statements of Income and Comprehensive Income.

7.  REINSURANCE

The Company participates in reinsurance in order to provide greater diversification of business, provide additional capacity for future growth and limit the maximum net loss potential arising from large risks. The Company has entered into cession agreements on a coinsurance, modified coinsurance and yearly renewable term basis with affiliated and non-affiliated companies. Reinsurance ceding arrangements do not discharge the Company as the primary insurer. Ceded balances would represent a liability to the Company in the event the reinsurers were unable to meet their obligations to the Company under the terms of the reinsurance agreements. Two major reinsurance companies account for approximately 99% the reinsurance recoverable at December 31, 2008 and 2007. The Company periodically reviews the financial condition of its reinsurers and amounts recoverable there from, recording an allowance when necessary for uncollectible reinsurance. Reinsurance premiums, commissions, expense reimbursements, benefits and reserves related to reinsured long-duration contracts are accounted for over the life of the underlying reinsured contracts using assumptions consistent with those used to account for the underlying contracts. The cost of reinsurance related to short-duration contracts is accounted for over the reinsurance contract period.

The following indicates the volume of reinsurance amounts on total premiums included in the Consolidated Statements of Income and Comprehensive Income for the years ended December 31:

	2008	2007	2006
	(In millions)
Short duration contracts
Direct premims	$—	$—	$1
Reinsurance ceded	—	—	(1)

Premiums	$—	$—	$—

	2008	2007	2006
	(In millions)
Long duration contracrs
Direct premiums	$64	$67	$71
Reincurance assumed	—	2	1
Reinsurance ceded	(57)	(65)	(65)

Premiums	$7	$4	$7

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and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(continued)

Reinsurance recoverable of $209 million and $36 million are recorded in “Reinsurance recoverable and other” in the Company’s Consolidated Balance Sheets at December 31, 2008 and 2007, respectively.

The GMIB benefit is reinsured and the reinsurance treaty is considered a derivative under SFAS 133, which is carried at fair value and reported in “Reinsurance recoverable and other.” As of December 31, 2008, this reinsurance asset was reported at $3 million. No GMIB reinsurance derivative asset was recorded in 2007. Changes in the fair value of derivative resulted in gains of $3 million at December 31, 2008, and are recorded in “Net realized (losses) gains on investments” in the Company’s Consolidated Statements of Income and Comprehensive Income.

During 2007, the Company entered into an agreement that reinsures 90% of the GMWB rider offered in connection with its variable annuity contracts to minimize the claim exposure and the volatility of net income associated with the GMWB liability. The reinsurance recoverable related to the GMWB, in the amount of $183 million and $12 million at December 31, 2008 and 2007, represents an embedded derivative under SFAS 133 which is carried at fair value and reported in “Reinsurance recoverable and other” in the Consolidated Balance Sheets. Changes in the fair value of the embedded derivative of $171 million and $12 million for the period ended December 31, 2008 and 2007, are recorded in “Net realized (losses) gains on investments” in the Consolidated Statements of Income and Comprehensive Income.

8.  INCOME TAXES

The Company recognizes deferred tax assets and liabilities for the future tax consequences of events that have been included in the financial statements or tax returns. Deferred tax assets and liabilities are determined based on the difference between the financial statement and tax basis of assets and liabilities using enacted tax rates in effect for the year in which the differences are expected to reverse. The effect on tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. A valuation allowance is recorded if it is more likely than not that any portion of the deferred tax asset will not be realized.

The components of income tax (benefit) for the years ended December 31, were as follows:

	2008	2007	2006
	(In millions)
Federal income tax expense (benefit):
Current tax	$(28)	$3	$4
Deferred tax	(22)	(5)	(9)

Total	$(50)	$(2)	$(5)

The components of the net deferred tax asset/ (liability) as of December 31, 2008 and 2007 were as follows:

	2008	2007
	(In millions)
Deferred tax assets:
Separate account allowances	$12	$36
DAC Proxy	19	18
Investments	34	3
Other	10	1
Reserves	13	11

Gross deferred tax assets	88	69

Deferred tax liabilities:
DAC	97	125

Gross deferred tax liabilities	97	125

Net deferred tax liability	$9	$56

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and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(continued)

The Company’s management has concluded that the deferred income tax assets are more likely than not to be realized. Therefore, no valuation allowance has been provided.

At December 31, 2008, the Company did not have any unused net operating or capital loss carryforwards available to offset against future taxable income.

The Company’s income tax (benefit) expense differs from the amount computed by applying the expected federal income tax rate of 35% to income from continuing operations before income taxes for the following reasons:

	2008	2007	2006
	(In millions)
Expected taxes on pre-tax (loss) income	$(51)	$4	$(2)
Permanent adjustments:
Dividends received deduction	(12)	(9)	(11)
Contingent tax reserves	14	4	8
Return to provision	(2)	—	—
Other	1	(1)	—

Total income tax (benefit)	$(50)	$(2)	$(5)

The Company follows the guidance in FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes—an interpretation of FASB Statement No. 109” (“FIN 48”), which clarifies the accounting for uncertainty in tax positions. This Interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of an income tax position taken or expected-to-be taken in a tax return. This Interpretation also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, and additional disclosures.

The Company adopted FIN 48 as of January 1, 2007, which did not have a material effect on the Company’s financial position.

The following is a reconciliation of the beginning and ending amounts of the liability established for unrecognized tax benefits (in millions):

	2008	2007
Balance, January 1	$9	$8
Additions for tax positions of the current year	1	2
Additions for tax positions of prior years	11	7
Reductions for tax positions of prior years for:
Settlements during the period	—	(8)
Lapses of applicable statute of limitations	(3)	—

Balance, December 31	$18	$9

As of December 31, 2008, the Company had $19 million of unrecognized tax benefits and related interest expense. Included in this balance is $1 million of unrecognized tax benefits that, if recognized, would affect the Company’s annual effective tax rate. Because of the impact of deferred tax accounting, other than interest and penalties, the disallowance of the shorter deductibility period would not affect the annual effective tax rate but would accelerate the payment of cash to the taxing authority to an earlier period. It is reasonably possible that the total amounts of unrecognized tax benefits will significantly increase or decrease within the next 12 months due to the possibility of the conclusion of current Internal Revenue Service (“IRS”) audit. The possible change in the amount of uncertain tax benefits cannot be estimated at this time.

The Company recognizes interest and penalties accrued related to unrecognized tax benefits in income tax expense. During the years ended December 31, 2008, and 2007, the Company recognized approximately ($3) and $1 million in

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and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(continued)

interest and penalties. The Company had approximately $1 and $4 million accrued for payment of interest and penalties at December 31, 2008, and 2007, respectively.

The Company files U.S. federal income tax returns along with various state and local income tax returns. The IRS is currently reviewing the Company’s U.S. income tax returns for the tax years 2003 through 2005.

9.  STATUTORY CAPITAL AND SURPLUS AND INCOME

Applicable insurance department regulations require that the Company prepare statutory financial statements in accordance with statutory accounting practices prescribed or permitted by the Delaware Department of Insurance. Statutory accounting practices and GAAP differences are discussed in detail in Note 2.

Under the Delaware Insurance Law, the maximum amounts of distributions which can be made to the Company’s parent in any given year, without prior approval by the Delaware Commissioner of Insurance, is equal to the greater of (i) 10% of the Company’s surplus as of December 31 of the preceding calendar year, or (ii) the net gain from operations for the preceding calendar year (excluding realized investment gains). Any dividends paid, whether or not in excess of the aforementioned threshold, from a source other than statutory earned surplus also requires the prior approval of the Delaware Commissioner of Insurance. At December 31, 2008, the maximum amount of dividends the Company could pay The Guardian in 2009 without prior approval from the state insurance regulatory authorities was $21 million.

The Guardian Insurance & Annuity Company, Inc.’s stand alone statutory net (loss) income, as filed with the Delaware Department of Insurance, was $(35) million, $20 million and $20 million for the years ended 2008, 2007 and 2006, respectively. Statutory surplus, as filed, at December 31, 2008 and 2007 was $212 million and $245 million, respectively.

10.  RELATED PARTY TRANSACTIONS

General Operating Expense Agreement

The Company is billed by The Guardian for compensation and related employee benefits for those employees of The Guardian who are engaged in the Company’s business and for the Company’s use of The Guardian’s centralized services and agency force. The amounts charged for these services amounted to $132 million in 2008, $129 million in 2007 and $141 million in 2006, which are reflected in “Other operating costs and expenses” in the Consolidated Statements of Income and Comprehensive Income, of which $20 million and $19 million are included in “Due to Guardian Life Insurance Company of America and its affiliates” in the Consolidated Balance Sheets at December 31, 2008 and 2007, respectively.

Investments

A significant portion of the Company’s separate account assets is invested in affiliated mutual funds that are advised by RS and sub advised by GIS (see Note 1). Each of these funds has an investment advisory agreement with RS Investments. Separate account assets under management with affiliated mutual funds amounted to $2,205 million and $3,297 million as of December 31, 2008 and 2007, respectively.

The Company also maintains investments in RS mutual funds in the amount of $17 million and $13 million at December 31, 2008 and 2007, respectively, of which, $1 million and $12 million are recorded in “Affiliated mutual funds” and $16 million and $1 million are recorded in “Trading securities” in the Consolidated Balance Sheets.

During 2007 the Company sold shares in the RS Small Cap Core Equity Fund with a cost basis of $8 million for $14 million resulting in a realized gain of $6 million. The proceeds from this transaction were used to purchase shares in other affiliated mutual funds. There were no additional investments made in these funds during 2008.

Certain employee benefits plans of The Guardian have assets invested in GIAC separate accounts under group annuity contracts. On December 8, 2008, another contract with assets totaling $91 million was terminated. As of December 31, 2007, the fair market value of the assets held under these contracts was $102 million. On August 1, 2007, one contract

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(continued)

with The Guardian was terminated and the assets totaling $177 million were transferred to an unrelated third party under a new management agreement.

The Company recorded an additional paid in capital of $22 million from The Guardian which is included in “Reinsurance recoverable and other” in the Consolidated Balance Sheets at December 31, 2008. There were no such transactions in 2007.

Administrative Services Agreement

The Company has administrative services agreements with GIS and RS that provide for fee income to GIAC calculated based on the monthly/quarterly average assets of the affiliated mutual funds’ participation within GIAC’s variable insurance products separate accounts. During 2008, 2007 and for the four months ended December 31, 2006, such fee income amounted to $3 million, $3 million and $1 million, which is reflected in “Reserve adjustment on reinsurance ceded and other” in the Consolidated Statements of Income and Comprehensive Income, of which $1 million and $1 million is receivable and included in “Reinsurance recoverable and other” in the Consolidated Balance Sheets at December 31, 2008 and 2007, respectively. There were no such receivable at December 31, 2006.

Commissions

PAS earned commissions from GIS, including trail commissions, in the amount of $2 million and $2 million for December 31, 2008 and 2007 and $0.7 million for four months ended December 31, 2006, which is recorded in “Reserve adjustment on reinsurance ceded and other” in the Consolidated Statements of Income and Comprehensive Income. Commissions receivable from GIS in the amount of $0.3 million and $0.4 million are included in “Reinsurance recoverable and other” in the Consolidated Balance Sheets at December 31, 2008 and 2007, respectively.

11.  LITIGATION

The Company is engaged in various legal actions arising out of its insurance and investment operations. In the opinion of management, any losses together with the ultimate liability resulting from such actions would not have a material adverse effect on the consolidated balances sheet of the Company.

12.  CONTINGENCIES

PAS is involved in several lawsuits and claims from customers that allege violations of federal and state securities laws that arise in the ordinary course of business. While it is not possible to predict with certainty the ultimate outcome of these lawsuits and claims, management believes, after consultation with counsel, that resolution of these matters is not expected to have a material effect on PAS’s financial condition. These matters, if resolved in a manner different from the estimates, could have a material adverse effect on earnings or cash flows when resolved in a future reporting period.

PAS has been named by the same claimant in two separate FINRA arbitration proceedings that commenced in 2005. The claimant alleges that the company interfered with the employment contracts of the sales representatives, and that restrictive covenants of their employment agreements with their previous employer were violated. In February 2009, the FINRA arbitration panel resolved one of these proceedings and awarded the claimant $22 million in damages. PAS intends to file a motion to vacate the award in federal or state court. While the precise amount of these losses and the ultimate outcome of the appeal are not known, a reasonable estimate for both proceedings combined, based on the information available, is $24 million which is included in “Accrued expenses and other liabilities” in the Consolidated Balance Sheets as of December 31, 2008. Litigation expenses of $22 million are included in “Other operating costs and expenses” in the Consolidated Statements of Income and Comprehensive Income as of December 31, 2008.

B-67

REPORT OF INDEPENDENT REGISTERED PUBLIC

ACCOUNTING FIRM

To the Board of Directors of

The Guardian Insurance & Annuity Company, Inc.:

In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of income and comprehensive income, of changes in stockholder’s equity and of cash flows present fairly, in all material respects, the financial position of The Guardian Insurance & Annuity Company, Inc. and its subsidiaries (the “Company”) at December 31, 2008 and 2007, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2008 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audit of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

March 2, 2009

B-68

PART C. OTHER INFORMATION

Item 24.	Financial Statements and Exhibits

(a)	The following financial statements have been included in Part B:

(1)	The Guardian Separate Account E:

Statement of Assets and Liabilities as of December 31, 2008

Statement of Operations for the Year Ended December 31, 2008

Statements of Changes in Net Assets for the Year Ended December 31, 2008 and 2007

Notes to Financial Statements

Report of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm

(2)	The Guardian Insurance & Annuity Company, Inc.:

Consolidated Balance Sheets as of December 31, 2008 and 2007

Consolidated Statements of Income and Comprehensive Income Operations for the Year Ended December 31, 2008, 2007 and 2006

Consolidated Statements of Changes in Stockholder’s Equity for the Year Ended December 31, 2008, 2007 and 2006 Consolidated Statements of Cash Flow for the Year Ended December 31, 2008, 2007 and 2006

Notes to Consolidated Financial Statements

Report of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm

(b)	Exhibits Number	Description
	1	Resolutions of the Board of Directors of The Guardian Insurance & Annuity Company, Inc. establishing Separate Account E(1)
	2	Not Applicable
3

Underwriting and Distribution Contracts:

(a)    Distribution and Service Agreement between The Guardian Insurance & Annuity Company, Inc. and Guardian Investor Services Corporation, as amended(1)

(b)    Form of Broker-Dealer Supervisory and Service Agreement(2)

	4	Specimen of Variable Annuity Contract, as amended(1) (a) Additional Payout Option — Variable Payments to Age 100(5) (b) Earnings Benefit Rider(5)
	5	Form of Application for Variable Annuity Contract(2)
	6	(a) Certificate of Incorporation of The Guardian Insurance & Annuity Company, Inc., as amended(1)(4) (b) By-laws of The Guardian Insurance & Annuity Company, Inc.(1)
	7	Not Applicable
	8	Amended and Restated Agreement for Services and Reimbursement Therefor, between The Guardian Life Insurance Company of America and The Guardian Insurance & Annuity Company, Inc.(2)
	9	Opinion and Consent of Counsel(1)
	10	Consent of PricewaterhouseCoopers LLP.(7)
	11	Not Applicable
	12	Not Applicable
13

(a)    Powers of Attorney executed by a majority of the Board of Directors and certain principal officers of The Guardian Insurance & Annuity Company, Inc.(3)(4)(6)

(b)    Schedule for Computation of Performance Quotations(2)

(1)	Incorporated by reference to the Registration Statement on Form N-4, (Reg. No. 333-21975), as initially filed on February 18, 1997.

(2)	Incorporated by reference to the Registration Statement on Form N-4, (Reg. No. 333-21975), as previously filed on August 1, 1997.

(3)	Incorporated by reference to the Registration Statement on Form N-4, (Reg. No. 333-21975), as previously filed on April 14, 2000. Powers of Attorney for Messrs. Sargent, Ferrara, Jones, Kane, Dutter, Futia, Hutchings and Warren.

(4)	Incorporated by reference to the Registration Statement on Form N-4, (Reg. no. 333-21975), as previously filed on April 25th, 2001. Powers of Attorney for Messrs. dePalo and Manning.

(5)	Incorporated by reference to Registration Statement on Form N-4 (Reg. no. 333-21975), as previously filed on August 27, 2001.

(6)	Incorporated by reference to Registration Statement on Form N-4, (Reg. no. 333-21975), as previously filed on April 30, 2002. Powers of Attorney for Messrs. Caruso and Lenderink.

(7)	Filed herewith.

Item 25.	Directors and Officers of the Depositor

The following is a list of directors and principal officers of The Guardian Insurance & Annuity Company, Inc. (“GIAC”), the depositor of the Registrant. The principal business address of each director and officer is 7 Hanover Square, New York, New York 10004.

Name	Positions with GIAC
D. Scott Dolfi	President and Director
Thomas G. Sorell	Executive Vice President & Chief Investment Officer
Joseph A. Caruso	Executive Vice President & Corporate Secretary and Director
Margaret W. Skinner	Executive Vice President, Individual Products Distribution and Director
Richard A. Cumiskey	Senior Vice President & Chief Compliance Officer
Richard T. Potter, Jr.	Senior Vice President & Counsel
Barbara L. Snyder	Senior Vice President, Chief Actuary
Leslie A. Barbi	Managing Director, Fixed Income Investments
Bruce P. Chapin	Vice President, Corporate Tax
Howard W. Chin	Managing Director
James Consolati	Vice President, Retirement Services
Robert J. Crimmins, Jr.	Managing Director
Thomas M. Donohue	Managing Director
Douglas Dubitsky	Vice President, Product Management
Atanas H. Goranov	Managing Director & Derivatives Risk Officer
Alexander M. Grant, Jr.	Managing Director
Jonathan C. Jankus	Managing Director
Brian E. Keating	Managing Director, Private Placements
Hugh J. McAleer	Vice President, Selection, Claims & Individual Markets Operations
Howard G. Most	Managing Director
Dennis P. Mosticchio	Vice President, Group Pensions
Robert A. Reale	Managing Director
Michael Slipowitz	Vice President & Chief Actuary, Retirement
Maria Umbach	Vice President & Chief Marketing Officer
John H. Walter	Vice President & Controller
Barry I. Belfer	Treasurer
K. Rone Baldwin	Director
Robert E. Broatch	Director
Gary B. Lenderink	Director

Item 26.	Persons Controlled by or under Common Control with Registrant

The following entities at the left margin set forth the entities directly controlled by The Guardian Life Insurance Company of America (“Guardian Life”), the parent company of GIAC, the Registrant’s depositor, as of February 28, 2009. Those entities which are indented under another entity is a subsidiary of that entity and, therefore, an indirect subsidiary of Guardian Life:

Name	State of Incorporation or Organization	Percent of Voting Securities Owned
The Guardian Insurance & Annuity Company, Inc.	Delaware	100%
Guardian Baillie Gifford Limited	Scotland	51%
Park Avenue Securities LLC	Delaware	100%
Guardian Investor Services LLC	Delaware	100%
RS Investment Management Co. LLC	Delaware	70.83%
Berkshire Life Insurance Company of America	Massachusetts	100%
Guardian Trust Company, FSB	Federal Savings Bank	100%
Park Avenue Life Insurance Company	Delaware	100%
Family Service Life Insurance Company	Texas	100%
Sentinel American Life Insurance Company	Texas	100%
Managed Dental Care	California	100%
American Financial Systems, Inc.	Massachusetts	100%
Segurosevida.com, Inc.	Delaware	100%
SdeV.com	Delaware	100%
S de V Com, S de RL de CV	Mexico	99% (being dissolved)
AFS de Mexico Agente de Seguros, SA de CV	Mexico	99.99% (being dissolved)
eMoney Advisor Holdings, LLC	Delaware	65%
eMoney Advisor, LLC	Delaware	65%
First Commonwealth, Inc.	Delaware	100%
First Commonwealth Limited Health Services Corporation	Illinois	100%
First Commonwealth Limited Health Services Corporation	Wisconsin	100%
First Commonwealth of Illinois, Inc.	Illinois	100%
First Commonwealth of Missouri, Inc.	Missouri	100%
First Commonwealth Limited Health Service Corporation of Michigan	Michigan	100%
First Commonwealth Insurance Company	Illinois	100%
Managed DentalGuard, Inc.	New Jersey	100%
Managed DentalGuard, Inc.	Texas	100%
Innovative Underwriters, Inc.	New Jersey	100%
Guardian Quincy LLC	Delaware	100%
Hanover Acquisition LLC	Delaware	100%
Guardian Ledges LLC	Delaware	100%
RS Tax-Exempt Fund	Massachusetts	83.29%
RS International Growth Fund	Massachusetts	34.12%
RS Investment Quality Bond Fund	Massachusetts	38.96%
RS Small Cap Core Equity Fund	Massachusetts	36.48%
RS Emerging Markets Fund	Massachusetts	11.74%
RS High Yield Bond Fund	Massachusetts	88.88%
RS Small Cap Core Equity VIP Series	Massachusetts	24.44%
RS Low Duration Bond Fund	Massachusetts	75.00%
RS Low Duration Bond VIP Series	Massachusetts	26.12%
RS Asset Allocation VIP Series	Massachusetts	50.92%
RS S&P 500 Index VIP Series	Massachusetts	28.26%
RS High Yield Bond VIP Series	Massachusetts	48.89%
RS S&P 500 Index Fund	Massachusetts	26.69%
RS Large Cap Alpha Fund	Massachusetts	15.92%
RS Large Cap Value Fund	Massachusetts	85.55%
RS Large Cap Value VIP Series	Massachusetts	58.61%
RS Partners VIP Series	Massachusetts	21.05%
RS Equity Dividend VIP Series	Massachusetts	70.82%
RS Value VIP Series	Massachusetts	48.02%
RS Technology VIP Series	Massachusetts	35.22%
RS Global Natural Resources VIP Series	Massachusetts	10.35%
RS Midcap Opportunities VIP Series	Massachusetts	57.70%
RS Equity Dividend Fund	Massachusetts	63.80%

The following list sets forth the entities directly controlled by GIAC for the benefit of various contractholders and, thus, indirectly controlled by Guardian Life, as of February 28, 2009:

Name	Place of Incorporation or Organization	Approximate Percentage of Voting Securities Owned by GIAC
RS Variable Products Trust	Massachusetts	100%

Item 27.	Number of Contract owners

Type of Contract	As of February 28, 2009
Non-Qualified	5,779
Qualified	17,725

Total	23,504

Item 28.	Indemnification

The By-Laws of The Guardian Insurance & Annuity Company, Inc. provide that the Company shall, to the fullest extent legally permissible under the General Corporation Law of the State of Delaware, indemnify and hold harmless officers and directors of the Corporation for certain liabilities reasonably incurred in connection with such person’s capacity as an officer or director.

The Certificate of Incorporation of the Corporation includes the following provision:

No director of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director except for liability (i) for any breach of the director’s duty of loyalty to the Corporation or its stockholders; (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of the law; (iii) under Section 164 of the Delaware General Corporation Law, or (iv) for any transaction for which the director derived an improper personal benefit.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel, the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29.	Principal Underwriters

(a) Guardian Investor Services LLC (“GIS”) is the principal underwriter of the Registrant’s variable annuity contracts and it is also the principal underwriter of shares of the RS Variable Products Trust. The aforementioned variable products trust is registered with the SEC as a series of open-end management investment companies under the Investment Company Act of 1940, as amended (“1940 Act”). In addition, GIS is the distributor of variable annuity and variable life insurance contracts currently offered by GIAC through its separate accounts, The Guardian/Value Line Separate Account, The Guardian Separate Account A, The Guardian Separate Account B, The Guardian Separate Account C, The Guardian Separate Account D, The Guardian Separate Account E, The Guardian Separate Account F, The Guardian Separate Account K, The Guardian Separate Account M, The Guardian Separate Account N, The Guardian Separate Account Q, The Guardian Separate Account R, Separate Account 1 and Separate Account 2 which are all registered as unit investment trusts under the 1940 Act.

(b) The following is a list of each manager and principal officer of GIS. The principal business address of each person is 7 Hanover Square, New York, New York 10004.

Name	Position(s) with GIS
Margaret W. Skinner	President and Manager
Joseph A. Caruso	Executive Vice President & Corporate Secretary and Manager
Thomas G. Sorell	Executive Vice President & Chief Investment Officer
Donald P. Sullivan, Jr.	Executive Vice President, Broker-Dealer, Equity Administration
Richard A. Cumiskey	Senior Vice President & Chief Compliance Officer
Richard T. Potter, Jr.	Senior Vice President & Counsel
John H. Walter	Senior Vice President, Equity Financial Management & Control
Leslie A. Barbi	Managing Director
Bruce P. Chapin	Vice President, Corporate Tax
James Consolati	Vice President, Retirement Services
Thomas M. Donohue	Managing Director
Peter T. Joyce	Vice President, Internal Sales
Brian E. Keating	Managing Director
Howard G. Most	Senior Director
John B. Murphy	Managing Director
Peter M. Quinn	Vice President, Retirement Sales
Robert A. Reale	Managing Director
Greg Rusteberg	Vice President & National Sales Manager of Mutual Funds
Barry I. Belfer	Treasurer
K. Rone Baldwin	Manager
Robert E. Broatch	Manager
Gary B. Lenderink	Manager

(c) GIS, as the principal underwriter of the Registrant’s variable annuity contracts received, either directly or indirectly, the following commissions or other compensation from the Registrant during the last fiscal year:

Net Underwriting Discounts and Commissions	Compensation on Redemption or Annuitization	Brokerage Commissions	Compensation
N/A	N/A	N/A	N/A

Item 30.	Location of Accounts and Records

Most of the Registrant’s accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the rules promulgated thereunder are maintained by GIAC, the depositor, at its Customer Service Office, 3900 Burgess Place, Bethlehem, Pennsylvania 18017. Documents constituting the Registrant’s corporate records are also maintained by GIAC but are located at its Executive Office, 7 Hanover Square, New York, New York 10004.

Item 31.	Management Services

None.

Item 32.	Undertakings

(a)	The Registrant hereby undertakes to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payment under the variable annuity contracts may be accepted.

(b)	The Registrant hereby undertakes to include, as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information.

(c)	The Registrant hereby undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request.

(d)	The Depositor, GIAC, hereby undertakes and represents that the fees and charges deducted under the contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by GIAC.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, The Guardian Separate Account E, certifies that it meets all of its requirements for effectiveness of this Post-Effective Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and the State of New York on the 28th of April, 2009.

The Guardian Separate Account E (Registrant)

By:	THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC. (Depositor)

By:	/s/ Richard T. Potter, Jr.
Richard T. Potter, Jr. Senior Vice President and Counsel

As required by the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed by the following directors and principal officers of The Guardian Insurance & Annuity Company, Inc. in the capacities and on the date indicated.

/s/ D. Scott Dolfi D. Scott Dolfi (Principal Executive Officer)	President and Director

/s/ John H. Walter John H. Walter (Principal Accounting Officer)	Vice President and Controller

/s/ K. Rone Baldwin K. Rone Baldwin	Director

Robert E. Broatch	Director

/s/ Joseph A. Caruso* Joseph A. Caruso	Executive Vice President, Corporate Secretary and Director

/s/ Gary B. Lenderink* Gary B. Lenderink	Director

Margaret W. Skinner	Executive Vice President, Individual Products Distribution & Director

By	/s/ Richard T. Potter, Jr.	Date: April 28, 2009
Richard T. Potter, Jr. Senior Vice President and Counsel

*	Pursuant to a Power of Attorney

Exhibit Index

Number	Description

10(a)	Consent of PricewaterhouseCoopers LLP